UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Team Health Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)
Title of each class of securities to which transaction applies:
Common Stock, $0.01 par value per share

(2)
Aggregate number of securities to which transaction applies:
As of November 18, 2016, 79,540,659 shares of common stock, which includes 74,532,505 issued and outstanding shares of common stock, 3,832,029 shares of common stock issuable upon the exercise of  “in the money” options to purchase shares of common stock, 111,303 shares of common stock subject to performance stock units, 169,871 shares of common stock subject to market share units and 894,951 shares of common stock subject to restricted stock units, deferred stock units, phantom stock units, restricted shares or similar stock rights

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying .0001159 by the underlying value of the transaction of $3,362,991,692.22 which has been calculated as the sum of:
i.
74,532,505 issued and outstanding shares of common stock multiplied by $43.50 per share,

ii.
3,832,029 shares of common stock issuable upon the exercise of  “in the money” options to purchase shares of common stock multiplied by $18.18 per share (the difference between $43.50 per share and the weighted average exercise price of such options of  $25.32 per share),

iii.
111,303 shares of common stock subject to performance stock units multiplied by $43.50 per share

iv.
169,871 shares of common stock subject to market share units multiplied by $43.50 per share, and

v.
894,951 shares of common stock subject to deferred stock units, restricted stock units, phantom stock units, restricted shares or similar stock rights (other than performance stock units and market share units) multiplied by $43.50 per share.

(4)
Proposed maximum aggregate value of transaction: $3,362,991,692.22

(5)
Total fee paid: $389,770.74

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED NOVEMBER 23, 2016
[•], 2016
Dear Fellow Stockholder:
You are cordially invited to attend a special meeting of the stockholders of Team Health Holdings, Inc. (“TeamHealth”) to be held at [•] on [•], [•] at [•], Eastern Time (the “special meeting”).
At the special meeting, stockholders will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of October 30, 2016 (as amended or modified from time to time, the “merger agreement”), among TeamHealth, Tennessee Parent, Inc. (“Parent”) and Tennessee Merger Sub, Inc. (“Merger Sub”). Subject to the terms and conditions of the merger agreement, Merger Sub will be merged with and into TeamHealth and TeamHealth will survive the merger as a wholly owned subsidiary of Parent (the “merger”). Parent and Merger Sub were formed by Blackstone Capital Partners VII L.P. (the “Sponsor”) on behalf of itself and certain co-investors.
If the merger is completed, our stockholders will have the right to receive $43.50 in cash, without interest and subject to any applicable withholding taxes, for each share of common stock, par value $0.01 per share, of TeamHealth (“TeamHealth common stock”), other than excluded shares (as defined in the accompanying proxy statement), that they own immediately prior to the effective time of the merger, which represents a premium of approximately 33% of TeamHealth’s closing stock price on October 3, 2016, the last trading day before The Wall Street Journal published an article stating that TeamHealth was exploring a potential sale transaction. Approval of the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of TeamHealth common stock entitled to vote thereon.
TeamHealth common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “TMH”. The closing price of TMH common stock on the NYSE on [•], 2016, the most recent practicable date prior to the date of the accompanying proxy statement, was $[•] per share.
The TeamHealth board of directors has reviewed and considered the terms and conditions of the merger and unanimously determined that the merger, the merger agreement, and the other transactions contemplated by the merger agreement, are advisable, fair to and in the best interests of TeamHealth and its stockholders and has unanimously declared advisable and approved the merger, the merger agreement and the other transactions contemplated by the merger agreement. The TeamHealth board of directors made its determination after consultation with its outside legal counsel and financial advisor and consideration of a number of factors more fully described in the accompanying proxy statement. The TeamHealth board of directors unanimously recommends that you vote “FOR” the proposal to adopt the merger agreement.
At the special meeting, stockholders will also be asked to vote on (i) a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid to TeamHealth’s named executive officers by TeamHealth based on or otherwise relating to the merger, as required by the rules adopted by the U.S. Securities and Exchange Commission and (ii) a proposal to approve an adjournment of the special meeting, from time to time, if necessary or appropriate, to solicit additional votes for the approval of the proposal to adopt the merger agreement. The TeamHealth board of directors unanimously recommends that you vote “FOR” each of these proposals.
The TeamHealth board of directors is soliciting your proxy to assure that a quorum is present and that your shares are represented and voted at the special meeting and any postponement or adjournment thereof.
If your shares are held in “street name,” you should instruct your broker, bank or other nominee how to vote your shares on each proposal in accordance with your voting instruction form.

The merger cannot be completed unless TeamHealth stockholders adopt the merger agreement. Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the special meeting in person, please submit a proxy to vote your shares as promptly as possible so that your shares may be represented and voted at the special meeting. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. If you fail to return your proxy or to attend the special meeting in person, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” the adoption of the merger agreement. Similarly, if you hold your shares in “street name” and fail to instruct your broker, bank or other nominee how to vote your shares, your shares will not be counted for purposes of determining whether a quorum is present and will have the same effect as a vote “AGAINST” the adoption of the merger agreement.
The obligations of TeamHealth, Parent and Merger Sub to complete the merger are subject to the satisfaction or waiver of certain conditions. The accompanying proxy statement contains detailed information about TeamHealth, the special meeting, the merger agreement, the merger and the merger-related named executive officer compensation proposal. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement and incorporated therein by reference. We urge you to, and you should, read the entire proxy statement carefully, including the merger agreement and the other annexes and the documents referred to or incorporated by reference in the accompanying proxy statement. You may obtain additional information about TeamHealth from documents we have filed with the U.S. Securities and Exchange Commission.
If you have any questions or need assistance voting your shares of our common stock, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling (212) 750-5833.
Thank you for your confidence in TeamHealth.
Sincerely,

H. Lynn Massingale, M.D.
Executive Chairman
Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the merger, passed upon the merits of the merger agreement or the merger or determined if the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated [•], 2016 and, together with the enclosed form of proxy card, is first being mailed to TeamHealth stockholders on or about [•], 2016.

Team Health Holdings, Inc.
265 Brookview Centre Way
Suite 400
Knoxville, Tennessee 37919
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
DATE & TIME
[•], [•] at [•], Eastern Time
PLACE
[•]
ITEMS OF BUSINESS
•
To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of October 30, 2016 (as amended or modified from time to time, the “merger agreement”), among Team Health Holdings, Inc. (“TeamHealth”), Tennessee Parent, Inc. (“Parent”) and Tennessee Merger Sub, Inc. (“Merger Sub”) (the “merger proposal”); a copy of the merger agreement is attached to the accompanying proxy statement as Annex A and is incorporated therein by reference;

•
To consider and vote on a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by TeamHealth to its named executive officers that is based on or otherwise relates to the merger (the “named executive officer merger-related compensation proposal”);

•
To consider and vote on a proposal to approve an adjournment of the special meeting of TeamHealth stockholders (the “special meeting”) from time to time, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the merger proposal (the “adjournment proposal”); and

•
To transact such other business as may properly be brought before the special meeting, or any adjournments or postponements of the special meeting, by or at the direction of the TeamHealth board of directors (the “TeamHealth Board”).

RECORD DATE
Only holders of record of our common stock, par value $0.01 per share (“TeamHealth common stock”), at the close of business on [•], 2016 (the “record date”) are entitled to notice of, and to vote at, the special meeting and at any adjournment or postponement of the special meeting.
VOTING BY PROXY
Your vote is very important, regardless of the number of shares you own. The TeamHealth Board is soliciting your proxy to assure that a quorum is present and that your shares are represented and voted at the special meeting. For information on submitting your proxy over the Internet, by telephone or by mailing back the traditional proxy card (no extra postage is needed for the provided envelope if mailed in the U.S.), please see the attached proxy statement and enclosed proxy card. If you later decide to vote in person at the special meeting, information on revoking your proxy prior to the special meeting is also provided.
RECOMMENDATIONS
The TeamHealth Board unanimously recommends that you vote:
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“FOR” the merger proposal;

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“FOR” the named executive officer merger-related compensation proposal; and

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“FOR” the adjournment proposal.

APPRAISAL
TeamHealth stockholders who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the fair value of their shares of TeamHealth common stock, as determined in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”), if they deliver a demand for appraisal before the vote is taken on the merger agreement and comply with all the requirements of Delaware law, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement. Section 262 of the DGCL is reproduced in its entirety in Annex C to the accompanying proxy statement and is incorporated therein by reference.
YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SUBMIT A PROXY TO VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE PURSUANT TO THE INSTRUCTIONS CONTAINED IN THESE MATERIALS OR COMPLETE, DATE, SIGN AND RETURN A PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SUBMITTED. IF YOU DO NOT SUBMIT YOUR PROXY OR VOTE IN PERSON AT THE SPECIAL MEETING ON THE MERGER PROPOSAL, IT WILL HAVE THE SAME EFFECT AS A VOTE “AGAINST” THE MERGER PROPOSAL. IF YOU HOLD YOUR SHARES IN “STREET NAME” AND DO NOT INSTRUCT YOUR BROKER, BANK OR OTHER NOMINEE HOW TO VOTE YOUR SHARES, IT WILL HAVE THE SAME EFFECT AS A VOTE “AGAINST” THE MERGER PROPOSAL.
Your proxy may be revoked at any time before the vote at the special meeting by following the procedures outlined in the accompanying proxy statement.
If your shares are held by a broker, bank or other nominee and you wish to vote in person at the special meeting, you must bring to the special meeting a proxy from the broker, bank or other nominee that holds your shares authorizing you to vote in person at the special meeting. Please also bring to the special meeting your account statement evidencing your beneficial ownership of TeamHealth common stock as of the record date. All stockholders should also bring photo identification.
The proxy statement of which this notice forms a part provides a detailed description of the merger, the merger agreement, the named executive officer merger-related compensation proposal and provides specific information concerning the special meeting. We urge you to read the proxy statement, including any documents incorporated therein by reference, and its annexes carefully and in their entirety. If you have any questions concerning the merger or the proxy statement, would like additional copies of the proxy statement or need help voting your shares of TeamHealth common stock, please contact TeamHealth’s proxy solicitor, Innisfree M&A Incorporated.
By Order of the Board of Directors,

Steven E. Clifton
Executive Vice President, General Counsel and Corporate Secretary
Knoxville, Tennessee
[•], 2016

i

ii

SUMMARY TERM SHEET
This summary highlights information contained elsewhere in this proxy statement and may not contain all the information that is important to you with respect to the merger and the other matters being considered at the special meeting of TeamHealth stockholders. We urge you to read carefully the remainder of this proxy statement, including the attached annexes, and the other documents to which we have referred you. For additional information on TeamHealth included in documents incorporated by reference into this proxy statement, see the section entitled “Where You Can Find More Information” beginning on page [•]. We have included page references in this summary to direct you to a more complete description of the topics presented below.
All references to “TeamHealth,” “the Company,” “we,” “us,” or “our” in this proxy statement refer to Team Health Holdings, Inc., a Delaware corporation; all references to “Parent” refer to Tennessee Parent, Inc., a Delaware corporation; all references to “Merger Sub” refer to Tennessee Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent formed solely for the purpose of entering into the merger agreement and engaging in the transactions contemplated by the merger agreement; all references to “Sponsor” refer to Blackstone Capital Partners VII L.P.; all references to “TeamHealth common stock” refer to the common stock, par value $0.01 per share, of TeamHealth; all references to the “TeamHealth Board” refer to the board of directors of TeamHealth; all references to the “merger” refer to the merger of Merger Sub with and into TeamHealth with TeamHealth surviving as a wholly owned subsidiary of Parent; unless otherwise indicated or as the context otherwise requires, all references to the “merger agreement” refer to the Agreement and Plan of Merger, dated as of October 30, 2016, by and among TeamHealth, Parent, and Merger Sub, as amended or modified from time to time, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference herein. TeamHealth, following the completion of the merger, is sometimes referred to in this proxy statement as the “surviving corporation.”
The Parties
TeamHealth (see page [•])
Team Health Holdings, Inc., is a corporation organized under the laws of the State of Delaware in 2009. We believe we are one of the largest suppliers of outsourced healthcare professional staffing and administrative services to hospitals and other healthcare providers in the United States, based upon revenues, patient visits, and number of clients. We serve approximately 3,400 civilian and military hospitals, clinics and physician groups in 47 states with a team of more than 18,000 affiliated healthcare professionals, including physicians, physician assistants, nurse practitioners, and nurses. We recruit and contract with healthcare professionals who then provide professional services within third-party healthcare facilities. We are a physician-founded organization with physician leadership throughout all levels of our organization. Since our inception in 1979, we have provided outsourced services in emergency departments (EDs). We also provide comprehensive programs for anesthesiology, inpatient services (hospitalists comprising the specialties of internal medicine, orthopedic surgery, general surgery and OB/GYN), scribes, ambulatory care, pediatrics, post-acute care and other healthcare services, by providing permanent staffing that enables the management teams of hospitals and other healthcare facilities to outsource certain management, recruiting, hiring, payroll, billing and collection and benefits functions.
Our common stock is traded on the New York Stock Exchange (“NYSE”) under the ticker symbol “TMH”. TeamHealth’s headquarters are located at 265 Brookview Centre Way, Suite 400, Knoxville, Tennessee 37919 and our telephone number is (800) 342-2898. Our corporate web address is www.teamhealth.com. The information provided on the TeamHealth website is not part of this proxy statement and is not incorporated in this proxy statement by reference hereby or by any other reference to TeamHealth’s website provided in this proxy statement.
Additional information about TeamHealth is contained in our public filings with the U.S. Securities and Exchange Commission (the “SEC”), which are incorporated by reference herein. See the section entitled “Where You Can Find Additional Information.”

Parent (see page [•])
Parent is a Delaware corporation that was formed by Sponsor on October 20, 2016 solely for the purpose of entering into the merger agreement and related agreements and completing the merger and the other transactions contemplated thereby. Parent has not conducted any business operations other than in connection with the transactions contemplated by the merger agreement and the related agreements. Upon completion of the merger, TeamHealth will be a wholly owned subsidiary of Parent.
Merger Sub (see page [•])
Parent caused Merger Sub, a Delaware corporation and a wholly owned subsidiary of Parent to be formed on October 20, 2016, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with Parent’s acquisition of TeamHealth. Upon completion of the merger, Merger Sub will merge with and into TeamHealth, and Merger Sub will cease to exist.
Parent and Merger Sub are controlled by Sponsor, an affiliate of The Blackstone Group L.P. (“Blackstone”). Blackstone is one of the world’s leading investment firms. Blackstone’s asset management businesses, with over $360 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds.
The Special Meeting
Date, Time and Place (see page [•])
The special meeting of TeamHealth stockholders (the “special meeting”) is scheduled to be held at [•] on [•], [•] at [•], Eastern Time.
Purpose of the Meeting (see page [•])
The special meeting is being held in order to consider and vote on the following proposals:
•
To adopt the merger agreement (the “merger proposal”).

•
To approve, on a non-binding, advisory basis, certain compensation that will or may be paid by TeamHealth to its named executive officers that is based on or otherwise relates to the merger (the “named executive officer merger-related compensation proposal”).

•
To approve the adjournment of the special meeting, from time to time, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the merger proposal (the “adjournment proposal”).

Stockholders may also be asked to transact such other business as may properly be brought before the special meeting, or any adjournments or postponements of the special meeting, by or at the direction of the TeamHealth Board.
The TeamHealth Board has reviewed and considered the terms and conditions of the proposed merger. After consulting with its outside legal counsel and financial advisor and after consideration of various factors more fully described in this proxy statement, the TeamHealth Board unanimously determined that the merger, the merger agreement and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of TeamHealth and our stockholders and unanimously declared advisable and approved the merger, the merger agreement and the other transactions contemplated by the merger agreement. The TeamHealth Board unanimously recommends that TeamHealth stockholders vote “FOR” the merger proposal, “FOR” the named executive officer merger-related compensation proposal and “FOR” the adjournment proposal.
TeamHealth stockholders must vote to approve the merger proposal as a condition for the merger to occur. If the TeamHealth stockholders fail to approve the merger proposal by the requisite vote, the merger will not occur.

Record Date; Stockholders Entitled to Vote (see page [•])
Only holders of record of TeamHealth common stock at the close of business on [•], 2016, the record date for the special meeting (the “record date”), will be entitled to notice of, and to vote at, the special meeting or any adjournments or postponements of the special meeting. At the close of business on the record date, [•] shares of TeamHealth common stock were issued and outstanding, held by approximately [•] holders of record.
Holders of record of TeamHealth common stock are entitled to one vote on each matter submitted to a vote at the special meeting for each share of TeamHealth common stock they own of record at the close of business on the record date.
Quorum (see page [•])
Under our bylaws, the presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of TeamHealth common stock issued and outstanding at the close of business on the record date will constitute a quorum. There must be a quorum for business to be conducted at the special meeting. Failure of a quorum to be represented at the special meeting will necessitate an adjournment or postponement of the special meeting and may subject TeamHealth to additional expense.
If you submit (and do not thereafter revoke) a properly executed proxy card, even if you abstain from voting, your shares of TeamHealth common stock will be counted for purposes of determining whether a quorum is present at the special meeting. In the event that a quorum is not present at the special meeting or additional votes must be solicited to adopt the merger agreement, the meeting may be adjourned or postponed to solicit additional proxies.
Required Vote (see page [•])
The approval of the merger proposal requires the affirmative vote of a majority of the shares of TeamHealth common stock outstanding at the close of business on the record date and entitled to vote thereon.
Approval of the named executive officer merger-related compensation proposal (on a non-binding basis) requires the affirmative vote of a majority of the shares of TeamHealth common stock present in person or represented by proxy at the special meeting and entitled to vote thereon.
Approval of the adjournment proposal requires the affirmative vote of a majority of the shares of TeamHealth common stock present in person or represented by proxy at the special meeting and entitled to vote thereon.
Voting at the Special Meeting (see page [•])
If your shares are registered directly in your name with our transfer agent, you are considered a “stockholder of record.” Stockholders of record can vote their shares of TeamHealth common stock in the following four ways: (i) by indicating your vote by completing, signing and dating the proxy card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you, (ii) by submitting your proxy by telephone by dialing the toll-free number 1-800-690-6903, (iii) by submitting your proxy over the Internet by going to www.proxyvote.com or (iv) attending the special meeting and voting your shares in person. Even if you plan to attend the special meeting, TeamHealth encourages you to submit a proxy in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the special meeting.
If your shares are held by your broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name” and you will receive a form from your broker, bank or other nominee seeking instruction from you as to how your shares should be voted. You should instruct your broker, bank or other nominee how to vote your shares on each proposal in accordance with your voting instruction form. If you beneficially own your shares and receive a voting instruction form, you can vote by following the instructions on your voting instruction form. Please refer to information from your bank, broker or other nominee on how to submit voting instructions. Stockholders who own their shares in “street name” are not able to vote at the special meeting unless they have a “legal proxy,” executed in their favor, from the stockholder of record (broker, bank or other nominee) giving them the right to vote the shares at the special meeting.
You may revoke your proxy at any time prior to the vote at the special meeting by (i) sending a written statement to that effect to our Corporate Secretary, (ii) voting again by Internet or telephone, (iii) submitting a properly signed proxy card with a later date, or (iv) attending the special meeting and voting in person. Attendance at the special meeting will not, in and of itself, result in the revocation of a proxy or cause your shares of TeamHealth common stock to be voted. If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the special meeting if you obtain a signed proxy from the stockholder of record (broker, bank or other nominee) giving you the right to vote the shares.
TeamHealth recommends that you submit a proxy to vote your shares as soon as possible, even if you are planning to attend the special meeting to ensure that your shares are represented and voted at the meeting and so that the vote count will not be delayed.
Abstentions and Broker Non-Votes (see page [•])
At the special meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Abstaining from voting will have the same effect as a vote “AGAINST” the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal. If no instruction as to how to vote is given (including no instruction to abstain from voting) in an executed, duly returned and not revoked proxy, the proxy will be voted “FOR” (i) approval of the merger proposal, (ii) approval of the named executive officer merger-related compensation proposal and (iii) approval of the adjournment proposal. Broker non-votes are shares held in “street name” by brokers, banks and other nominees that are present or represented by proxy at the special meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, bank or other nominee does not have discretionary voting power on such proposal. Because, under NYSE rules, brokers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement, if a beneficial owner of shares of TeamHealth common stock held in “street name” does not give voting instructions to the broker, bank or other nominee, then those shares will not be counted as present in person or by proxy at the special meeting. As the vote to approve the merger proposal is based on the total number of shares of TeamHealth common stock outstanding at the close of business on the record date, not just the shares that are counted as present in person or by proxy at the special meeting, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the same effect as a vote “AGAINST” the merger proposal.
Solicitation of Proxies (see page [•])
The TeamHealth Board is soliciting your proxy, and TeamHealth will bear the cost of soliciting proxies. Innisfree M&A Incorporated has been retained to assist with the solicitation of proxies. Innisfree M&A Incorporated will be paid approximately $25,000 plus certain additional per-service fees and will be reimbursed for its reasonable fees and expenses for these and other advisory services in connection with the special meeting. Solicitation initially will be made by mail. Forms of proxies and proxy materials may also be distributed through brokers, banks and other nominees to the beneficial owners of shares of TeamHealth common stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, electronic mail, or other electronic medium by Innisfree M&A Incorporated or, without additional compensation by certain of TeamHealth’s directors, officers and employees.
Adjournment (see page [•])
In addition to the merger proposal and the named executive officer merger-related compensation proposal, TeamHealth stockholders are also being asked to approve the adjournment proposal, which will enable the adjournment of the special meeting for the purpose of soliciting additional votes in favor of the merger proposal if there are not sufficient votes at the time of the special meeting to approve the merger proposal. If a quorum is not present, the person presiding at the special meeting or the stockholders holding a majority of the shares of TeamHealth common stock present in person or by proxy at the special meeting and entitled to vote thereat may adjourn the special meeting from time to time until a quorum shall be present. If the adjournment is for more than 30 days, or if a new record date is set for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. In addition, the special meeting could be postponed before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals. If you return a proxy and do not indicate how you wish to vote on the adjournment proposal, your shares will be voted in favor of the adjournment proposal.
The Merger
The rights and obligations of the parties to the merger agreement are governed by the specific terms and conditions of the merger agreement and not by any summary or other information in this proxy statement. Therefore, the information in this proxy statement regarding the merger agreement and the merger is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated herein by reference. We encourage you to read the merger agreement carefully and in its entirety because it is the principal legal agreement that governs the merger.
Structure of the Merger (see page [•])
If the merger is completed, then at the effective time of the merger (the “effective time”), Merger Sub will merge with and into TeamHealth, the separate corporate existence of Merger Sub will cease and TeamHealth will survive the merger as a wholly owned subsidiary of Parent.
Merger Consideration (see page [•])
Upon the terms and subject to the conditions of the merger agreement, at the effective time, TeamHealth stockholders will have the right to receive $43.50 in cash, without interest and subject to any applicable withholding taxes, for each share of TeamHealth common stock that they own immediately prior to the effective time of the merger (other than shares (i) owned by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent, (ii) owned by TeamHealth or any other direct or indirect wholly owned subsidiary of TeamHealth, including shares held in treasury by TeamHealth or (iii) held by holders who have not voted in favor of the merger proposal and who are entitled to and have properly demanded appraisal rights with respect thereto under Delaware law; collectively we refer to all such shares in this proxy statement as “excluded shares”).
Treatment of TeamHealth Equity Awards (see page [•])
The merger agreement provides that outstanding equity-based awards under TeamHealth’s equity plan and employee stock purchase plans will be treated as set forth below.
Stock Options.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding option to purchase shares of TeamHealth common stock (other than any options subject to performance-vesting conditions which are not achieved at or prior to the effective time, which will automatically be forfeited for no consideration as of the effective time) will become immediately vested and be cancelled and the holder will be entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (i) the number of shares subject to the option, multiplied by (ii) the excess, if any, of  $43.50 over the exercise price of the option, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.
Stock Units.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, any vesting conditions applicable to each outstanding TeamHealth restricted stock unit, deferred stock unit, phantom stock unit, restricted share or similar stock right (in each case, other than a performance share unit or a market share unit, a “Stock Unit”) will automatically accelerate in full, and each Stock Unit will be cancelled and the holder will be entitled to receive, at or promptly following the effective time, an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the total number of shares subject to the Stock Unit immediately prior to the effective time multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time. With respect to any Stock Units that are restricted stock units and are subject to an election providing for the deferred delivery of underlying shares on a date following the vesting date of such Stock Units, the amount that would be otherwise payable in respect of such Stock Units pursuant to the merger agreement will instead be credited to notional, book-entry accounts and paid to the respective holders at the time specified pursuant to the applicable deferral election.
PSUs.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding TeamHealth performance share unit (“PSU”) will automatically become immediately vested at target level performance, and each PSU will be cancelled, with the holder being entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the target number of shares subject to the PSU immediately prior to the effective time multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.
MSUs.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding TeamHealth market share unit (“MSU”) (all of which are held by our Chief Executive Officer) will automatically become immediately vested with respect to the number of MSUs that have been deemed to have been earned as of the effective time, determined in accordance with the terms of the award agreement governing the MSUs by and between TeamHealth and our Chief Executive Officer (the “earned MSUs”), and each MSU will be cancelled, with the holder being entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the number of earned MSUs multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.
ESPPs.   Under the TeamHealth 2010 Employee Stock Purchase Plan and the TeamHealth 2010 Nonqualified Stock Purchase Plan (together, the “ESPPs”), (i) no offering period will be authorized or commenced on or after the date of the merger agreement, (ii) each ESPP participant’s accumulated contributions under the respective ESPP will be used to purchase shares of TeamHealth common stock in accordance with the terms of the respective ESPP, as of the end of the final offering period (if any offering period is in process at the effective time), and (iii) the ESPPs will terminate immediately prior to the effective time, and no further rights will be granted or exercised under the ESPPs.
Recommendation of the TeamHealth Board (see page [•])
The TeamHealth Board has reviewed and considered the terms and conditions of the proposed merger. After consulting with its outside legal counsel and financial advisor and after consideration of various factors, the TeamHealth Board unanimously (i) determined that it is advisable, fair to and in the best interests of TeamHealth and our stockholders for TeamHealth to enter into the merger agreement and the transactions contemplated by the merger agreement, including the merger, (ii) declared advisable and approved the merger, the merger agreement and the other transactions contemplated by the merger agreement and (iii) resolved that the merger agreement be submitted to the TeamHealth stockholders for adoption thereby in accordance with applicable law, the merger agreement and the bylaws of TeamHealth at a special meeting of stockholders and recommended that our stockholders vote to adopt the merger agreement. Certain factors considered by the TeamHealth Board in reaching its decision to adopt the merger agreement can be found in “The Merger Proposal (Proposal 1) — Recommendation of the TeamHealth Board and Reasons for the Merger” beginning on page [•].
The TeamHealth Board unanimously recommends that the TeamHealth stockholders vote:
•
“FOR” the merger proposal;

•
“FOR” the named executive officer merger-related compensation proposal; and

•
“FOR” the adjournment proposal.

Opinion of TeamHealth’s Financial Advisor (see page [•])
At a meeting of the TeamHealth Board held on October 30, 2016, Goldman, Sachs & Co., which we refer to as “Goldman Sachs,” rendered to the TeamHealth Board its oral opinion, subsequently confirmed in writing, to the effect that, as of the date of its written opinion and based upon and subject to the factors and assumptions set forth in Goldman Sachs’s written opinion, the merger consideration of  $43.50 in cash per share to be paid to the holders (other than TeamHealth, Parent and their respective wholly owned subsidiaries) of the shares of TeamHealth common stock pursuant to the merger agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated October 30, 2016, which sets forth assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex B and is incorporated by reference herein. The summary of the Goldman Sachs opinion contained in this proxy statement is qualified in its entirety by reference to the full text of Goldman Sachs’s written opinion. Goldman Sachs’s advisory services and opinion were provided for the information and assistance of the TeamHealth Board in connection with its consideration of the proposed transaction and the opinion does not constitute a recommendation as to how any holder of TeamHealth common stock should vote with respect to the merger proposal or any other matter. Pursuant to an engagement letter between TeamHealth and Goldman Sachs, TeamHealth has agreed to pay Goldman Sachs for its services in connection with the proposed merger an aggregate fee currently estimated to be approximately $18.4 million, $15.4 million of which is contingent upon consummation of the merger. The foregoing fee will be reduced by $1.5 million, which amount is a portion of the fee previously paid by TeamHealth to Goldman Sachs for its services in connection with the acquisition of shares of TeamHealth common stock by JANA Partners LLC, which we refer to as “JANA”.
For further information, see the section of this proxy statement entitled “Opinion of TeamHealth’s Financial Advisor” beginning on page [•] and Annex B.
Interests of TeamHealth’s Executive Officers and Directors in the Merger (see page [•])
In considering the recommendation of the TeamHealth Board, TeamHealth stockholders should be aware that certain directors and executive officers of TeamHealth will have interests in the proposed merger that are different from, or in addition to, the interests of TeamHealth stockholders generally and which may create potential conflicts of interest. The TeamHealth Board was aware of these interests and considered them when it adopted the merger agreement and approved the merger.
These interests include:
•
TeamHealth’s executive officers are entitled to protections and benefits under their respective employment agreements in the event of certain terminations of employment following the completion of the merger;

•
The TeamHealth stock options, Stock Units, PSUs, and MSUs held by TeamHealth’s executive officers and members of the TeamHealth Board will fully vest (unless provided otherwise by the terms of an applicable award agreement or written deferral arrangement, as applicable, as discussed further below) and be converted into the right to receive cash payments based on the merger consideration following the completion of the merger; and

•
TeamHealth’s directors and officers are entitled to indemnification and insurance arrangements pursuant to the merger agreement and TeamHealth’s organizational documents and under certain indemnification agreements.

These interests are discussed in more detail in the section entitled “The Merger Proposal (Proposal 1) — Interests of TeamHealth’s Executive Officers and Directors in the Merger,” beginning on page [•] of this proxy statement.
Financing of the Merger (see page [•])
Parent has obtained equity financing commitments, and Merger Sub has obtained debt financing commitments (in each case, pursuant to commitment letters) for the transactions contemplated by the merger agreement, the aggregate proceeds of which will be used to fund (i) the consummation of the merger and the other transactions contemplated by the merger agreement, including the payment of the amounts payable under the merger agreement and any fees and expenses incurred in connection therewith, (ii) the repayment in full of all outstanding indebtedness of TeamHealth and its subsidiaries under its existing credit facility and (iii) the prepayment, redemption, repurchase, tender offer, consent solicitation, change of control offer, satisfaction or discharge or other retirement in respect of Team Health, Inc.’s 7.250% Senior Notes due 2023 (the “Existing Notes”). Sponsor has committed to provide capital to Parent with an equity contribution of  $2.7 billion, subject to the terms and conditions set forth in an equity commitment letter. JPMorgan Chase Bank, N.A., Barclays Bank PLC, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc. and PSP Investments Credit USA LLC have committed to provide, severally but not jointly, upon the terms and subject to the conditions set forth in the debt commitment letter, acquisition debt financing in the aggregate amount of up to $4.015 billion, consisting of a $400 million senior secured revolving credit facility, a $2.6 billion senior secured term facility and a $1.015 billion senior unsecured bridge facility (which senior unsecured bridge facility amount will be reduced on a dollar for dollar basis to the extent any of the Existing Notes are expected to remain outstanding after the closing date of the merger). The consummation of the merger is not subject to any financing conditions.
Limited Guarantee (see page ([•])
Subject to the terms and conditions set forth in a limited guarantee, dated October 30, 2016 (the “limited guarantee”), Sponsor has guaranteed the payment obligations of Parent with respect to (i) the obligation of Parent under the merger agreement to pay the reverse termination fee if the merger agreement is terminated by the Company under specified circumstances (see the section entitled “The Merger Agreement — Termination Fees and Expenses”), (ii) Parent’s obligation to pay certain interest and expenses and certain reimbursement and indemnification obligations of Parent under the merger agreement and (iii) any other monetary damages that may become payable by Parent under the merger agreement (subject to the limitations set forth therein and in the limited guarantee).
Sponsor’s obligations under the limited guarantee are subject to an aggregate cap equal to the amount of  $206,700,000.
Antitrust Reviews Required for the Merger and Other Regulatory Filings (see page [•])
Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), we cannot complete the merger until we have given notification and furnished information to the Federal Trade Commission (“FTC”) and the Antitrust Division of the Department of Justice (“DOJ”), and until the applicable waiting period has expired or has been terminated. On November 14, 2016, TeamHealth and Parent each filed a premerger notification and report form under the HSR Act, as a result of which the applicable waiting period under the HSR Act is scheduled to expire on December 14, 2016 at 11:59 p.m., Eastern Time, unless otherwise earlier terminated or extended if the DOJ or FTC requests additional information and documentary material.
While we have no reason to believe it will not be possible to complete the antitrust review in a timely manner, there is no certainty that the review will be completed within the period of time contemplated by the merger agreement or that the completion of such review would not be conditioned upon actions that would be materially adverse to TeamHealth or Parent, or that a regulatory challenge to the merger will not be made.
The parties have agreed to submit a joint voluntary notification of the merger to the Committee on Foreign Investment in the United States (“CFIUS”) under Section 721 of the Defense Production Act of 1950, as amended. The parties have also agreed that Spectrum Healthcare Resources, a subsidiary of TeamHealth, will submit a notification of the merger and a proposed plan to mitigate any foreign ownership, control or influence arising out of the merger to the Defense Security Service of the U.S. Department of Defense (“DSS”), the agency with authority over the facility security clearance held by Spectrum Healthcare Resources. Approval of the merger by CFIUS or DSS is not required to complete the merger, and the parties’ completion of the merger is not contingent upon any such approvals by CFIUS or DSS.

Material U.S. Federal Income Tax Consequences of the Merger (see page [•])
The exchange of TeamHealth common stock for cash in the merger generally will be a taxable transaction for U.S. federal income tax purposes and may also be taxable under state and local and other tax laws. You should read the section entitled “Material U.S. Federal Income Tax Consequences of the Merger” beginning on page [•]. The tax consequences of the merger to you will depend on your particular circumstances. You should consult your tax advisors regarding the U.S. federal income tax consequences of the merger to you in your particular circumstances, as well as tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.
Appraisal Rights (see page [•])
Stockholders are entitled to appraisal rights under the General Corporation Law of the State of Delaware (the “DGCL”), in connection with the merger, provided that stockholders comply with the requirements of Section 262 of the DGCL. Any stockholder who does not vote in favor of the merger proposal and who otherwise complies with the requirements of Section 262 has the right to seek appraisal of his, her or its shares of TeamHealth common stock and to receive payment in cash for the “fair value” of his, her or its shares of TeamHealth common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. The ultimate amount stockholders receive in an appraisal proceeding may be less than, equal to or more than the amount a stockholder would have received under the merger agreement.
To exercise appraisal rights, a stockholder must deliver a written demand for appraisal to TeamHealth before the vote is taken on the adoption of the merger agreement, must not vote, in person or by proxy, in favor of the proposal to adopt the merger agreement and must continue to hold the shares of TeamHealth common stock of record from the date of making the demand for appraisal through the effective time of the merger. As such, merely voting against, abstaining or failing to vote on the proposal to adopt the merger agreement will not preserve your right to appraisal under the DGCL. Further, because a properly submitted proxy not marked “against” or “abstain” will be voted “for” the proposal to adopt the merger agreement, the submission of a proxy not marked “against” or “abstain” will result in the waiver of appraisal rights. A stockholder’s failure to strictly comply with the procedures specified under the DGCL will result in the loss of such stockholder’s appraisal rights. See the section entitled “The Merger Proposal (Proposal 1) — Appraisal Rights” beginning on page [•] and the text of the Delaware appraisal right statute reproduced in its entirety as Annex C to this proxy statement. Only a stockholder of record may submit a demand for appraisal. If you hold your shares of TeamHealth common stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such bank, brokerage firm or nominee. In view of the complexity of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors promptly.
Expected Timing of the Merger
We expect to complete the merger in the first quarter of 2017. However, the merger is subject to antitrust reviews and various other conditions, and it is possible that factors outside of the control of TeamHealth or Parent could result in the merger being completed at a later time, or not at all. There may be a substantial amount of time between the special meeting and the completion of the merger. We expect to complete the merger promptly following the receipt of all required clearances and approvals and the satisfaction or, to the extent permitted, waiver of the other conditions to the consummation of the merger.
Go-Shop Period; Restrictions on Solicitation of Acquisition Proposals (see page [•])
From the date of the merger agreement until 12:01 a.m. (New York time) on December 10, 2016 (the “go-shop period”), TeamHealth and its subsidiaries and affiliated entities and their respective directors, officers, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants and other advisors, affiliates or representatives shall have the right to:

•
initiate, solicit, facilitate and encourage any inquiry or the making of any proposal or offer that could constitute an acquisition proposal, including by providing information regarding, and affording access to the business, properties, assets, books, records and personnel of, TeamHealth and its subsidiaries and affiliated entities to any person pursuant to an acceptable confidentiality agreement (as defined below), provided that TeamHealth must provide to Parent and Merger Sub any material non-public information or data that is provided to any person given such access that was not previously made available to Parent or Merger Sub prior to or substantially concurrently with the time it is provided to such person (and in any event, within 24 hours); and

•
engage in, enter into, continue or otherwise participate in any discussions or negotiations with any persons with respect to any acquisition proposals (or inquiries that could lead to an acquisition proposal) and cooperate with or assist or participate in or facilitate any such inquiries, proposals, offers, discussions or negotiations or any effort or attempt to make any acquisition proposals, including granting a limited waiver, amendment or release under any pre-existing standstill or similar provision with any person to the extent necessary to permit such person to make or amend a confidential acquisition proposal (such limited waiver to include an express acknowledgement by the parties thereto that under no circumstances will such restricted person(s) be permitted to acquire, directly or indirectly, any securities of TeamHealth or any of its subsidiaries or affiliated entities prior to the valid termination of the merger agreement).

No later than one business day after the end of the go-shop period, TeamHealth must (A) notify Parent in writing of the identity of each person from whom TeamHealth received a written acquisition proposal during the go-shop period, (B) provide Parent a list identifying each excluded party (as defined below) as of the end of the go-shop period and (C) provide to Parent (x) a copy of any acquisition proposal made in writing and any other written terms or proposals provided (including financing commitments) to TeamHealth or any of its subsidiaries or affiliated entities in connection with any acquisition proposal and any material modifications thereto and (y) a written summary of the material terms of any acquisition proposal not made in writing (including any material terms proposed orally or supplementally and any material modifications thereto).
From and after 12:01 a.m. (New York time) on December 10, 2016 (the “no-shop period start date”) until the earlier of the effective time and the valid termination of the merger agreement, TeamHealth is subject to restrictions on its ability to solicit third party proposals relating to alternative transactions or to provide information to and engage in discussions or negotiations with a third party in relation to an alternative transaction (subject to certain exceptions with respect to any excluded party and certain exceptions prior to the approval of the merger proposal by TeamHealth stockholders at the special meeting). Specifically, TeamHealth shall not, and shall cause its subsidiaries and affiliated entities not to (and shall direct its and their directors, officers, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants and other advisors, affiliates or representatives not to):
•
initiate, solicit or knowingly encourage or knowingly facilitate any inquiries, proposals or offers with respect to, or the making of, or that could reasonably be expected to lead to, an acquisition proposal;

•
enter into, continue or otherwise participate or engage in, knowingly facilitate or knowingly encourage, any negotiations or discussions concerning, or that could reasonably be expected to lead to, an acquisition proposal, or provide access to its properties, books, records or any confidential information or data to any person relating to TeamHealth, its subsidiaries and its affiliated entities in connection with the foregoing;

•
approve, endorse or recommend (or propose publicly to approve, endorse or recommend) any acquisition proposal;

•
take any action to make the provisions of any takeover law, or any restrictive provision of any applicable anti-takeover provision in the certificate of incorporation or bylaws of TeamHealth, inapplicable to any transactions contemplated by any acquisition proposal; or

•
execute or enter into, any merger agreement, acquisition agreement or other similar definitive agreement for any acquisition proposal.

Additionally, TeamHealth shall not authorize, commit to or agree to do any of the foregoing prohibited activities. For the avoidance of doubt, notwithstanding the commencement of the no-shop period start date, until the date which is ten business days following the no-shop period start date (the “cut-off date”), TeamHealth may continue to engage in the foregoing activities with any person from whom TeamHealth or any of its representatives has received a written acquisition proposal during the go-shop period, which the TeamHealth Board determines in good faith (such determination to be made no later than one business day after the no-shop period start date) constitutes or would be reasonably expected to lead to a superior proposal (any such person, an “excluded party,” provided that any person shall cease to be an “excluded party” if at any time after the no-shop period start date the acquisition proposal submitted by such person is withdrawn or terminated in writing) (but only for so long as such person is an excluded party). Immediately following the no-shop period start date, TeamHealth shall and shall cause each of its subsidiaries and affiliated entities and its and their representatives to immediately (1) cease any solicitations, discussions, communications or negotiations with any person in connection with an acquisition proposal or any potential acquisition proposal and (2) terminate access to any physical or electronic data rooms relating to any potential acquisition proposal, except as it may relate to any excluded party, but only for so long as such person is an excluded party. Except as it may relate to an excluded party, TeamHealth also agrees that following the no-shop period start date it will promptly (and in any event within two business days thereof) deliver a written notice to each such person to the effect that TeamHealth is ending all solicitations, discussions, communications and negotiations with such person, which notice shall also request that each such person who has executed a confidentiality agreement prior to the date of the merger agreement in connection with a potential acquisition of TeamHealth promptly return or destroy all confidential information furnished by or on behalf of TeamHealth or any of its subsidiaries prior to the date of the merger agreement.
However, notwithstanding the foregoing non-solicitation restrictions and TeamHealth’s obligations under the merger agreement relating to the special meeting, prior to obtaining the approval of the merger proposal by the TeamHealth stockholders at the special meeting, we may (x) contact and engage in discussions, negotiations or communications with any person and its representatives who has made an acquisition proposal that was not the result of a material breach of the non-solicitation restrictions described above and (y) provide access to TeamHealth’s or any of its subsidiaries or affiliated entities properties, books and records and provide information and data in response to a request therefor by any person who has made a bona fide acquisition proposal that was not the result of a material breach of the non-solicitation restrictions described above, if the TeamHealth Board (A) determines in good faith, after consultation with its outside legal counsel and financial advisor, that such acquisition proposal constitutes or would reasonably be expected to constitute or lead to a superior proposal, (B) determines in good faith, after consultation with its outside legal counsel, that the failure to provide such access or engage in such negotiations or discussions would be reasonably likely to be inconsistent with its fiduciary duties, and (C) has entered into an acceptable confidentiality agreement with such person; provided that TeamHealth must provide to Parent and Merger Sub any material non-public information or data that is provided to any person given such access that was not previously made available to Parent or Merger Sub prior to or substantially concurrently with the time it is provided to such person (and in any event within 24 hours).
Conditions to the Closing of the Merger (see page [•])
Each party’s obligation to effect the merger is subject to the satisfaction or, to the extent permitted, waiver of various conditions, including the following:
•
the merger agreement has been adopted by the affirmative vote of the holders of a majority of the outstanding shares of TeamHealth common stock entitled to vote thereon at the special meeting;

•
the waiting period (and any extension thereof) applicable to the consummation of the merger under the HSR Act shall have expired or been earlier terminated and any required approvals thereunder shall have been obtained, as further described in the sections entitled “Antitrust Reviews Required for the Merger” and “The Merger Agreement — Conditions to the Closing of the Merger” beginning on pages [•] and [•], respectively;

•
no law, statute, rule, regulation, executive order, decree, ruling, injunction, judgment or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any governmental entity of competent jurisdiction which prohibits, restrains, makes illegal or enjoins the consummation of the merger and shall remain in effect;

•
TeamHealth’s, Parent’s and Merger Sub’s respective representations and warranties in the merger agreement shall be true and correct as of the date of the merger agreement and as of the effective time in the manner described under “The Merger Agreement — Conditions to the Closing of the Merger” beginning on page [•];

•
TeamHealth, Parent and Merger Sub have performed or complied in all material respects or in all respects, as applicable, with each of their respective obligations, agreements and covenants under the merger agreement at or prior to the effective time in the manner described under “The Merger Agreement — Conditions to the Closing of the Merger” beginning on page [•]; and

•
the delivery of an officer’s certificate by each of TeamHealth and Parent certifying that the conditions with respect to accuracy of representations and warranties and compliance with obligations, agreements and covenants under the merger agreement.

Termination of the Merger Agreement (see page [•])
TeamHealth or Parent may terminate the merger agreement under the following circumstances:
•
by mutual written consent of TeamHealth, Parent and Merger Sub;

•
if any court or other governmental entity of competent jurisdiction has issued a final order, decree, judgment, injunction, or ruling, or taken any other final action permanently restraining, enjoining or otherwise prohibiting the consummation of the merger and such order, decree, judgment, injunction, ruling or other action is or shall have become final and non-appealable, provided that the party seeking to terminate the merger agreement under this circumstance has used the efforts required to be taken pursuant to the terms and conditions of the merger agreement to prevent, oppose and remove such restraint, injunction or other prohibition;

•
if the merger has not occurred on or before April 30, 2017 (the “end date”), provided that the right to terminate the merger agreement under this circumstance will not be available to any party if such party (or, in the case of Parent, Merger Sub, or the Company, its subsidiaries and affiliated entities) is in material breach of any provision of the merger agreement where such breach was the primary cause of the merger not having occurred on or prior to the end date (such breach, a “disqualifying breach”) (for the avoidance of doubt, Parent’s failure to consummate the closing due to the unavailability of the debt financing (or, if alternative financing is being used, such alternative financing) shall not in itself be deemed to be an action or failure to act for purposes of this circumstance; provided that Parent has not otherwise committed a disqualifying breach); or

•
if the adoption of the merger agreement by TeamHealth’s stockholders has not been obtained at the special meeting or at any adjournment or postponement thereof at which a vote on the approval of the merger proposal was taken.

TeamHealth may terminate the merger agreement by written notice to Parent:
•
if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub contained in the merger agreement, or any such representation or warranty shall be untrue such that the conditions to TeamHealth’s obligation to consummate the closing would not be satisfied (and such breach or condition is not curable or, if curable, is not cured prior to the earlier of  (i) 30 days after written notice thereof is given by TeamHealth to Parent or (ii) the end date), provided that the right to terminate the merger agreement under this circumstance will not be available to TeamHealth if TeamHealth is then in material breach of any of its representations, warranties, covenants or agreements contained in the merger agreement that would cause a condition to Parent’s and Merger Sub’s obligation to consummate the closing not to be satisfied;

•
prior to the adoption of the merger agreement by the TeamHealth stockholders at the special meeting or any adjournment or postponement thereof, in order to enter into a definitive acquisition agreement providing for a superior proposal, subject to the terms and conditions of the non-solicitation provisions and related notice procedures in the merger agreement and payment of the applicable termination fee; or

•
if  (i) the conditions to Parent’s and Merger Sub’s obligation to consummate the closing (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions at the closing) have been and continue to be satisfied or waived in accordance with the merger agreement, (ii) Parent and Merger Sub fail to consummate the merger within two business days of the date on which the closing should have occurred pursuant to the terms and conditions of the merger agreement and (iii) at all times during such two business day period, TeamHealth stood ready willing and able to consummate the merger and the other transactions contemplated by the merger agreement and TeamHealth gave Parent a written notice on or prior to the end of such two day period confirming such fact.

Parent may terminate the merger agreement by written notice to TeamHealth:
•
if there shall have been a breach of any representation, warranty, covenant or agreement on the part of TeamHealth contained in the merger agreement, or any such representation or warranty shall be untrue such that the conditions to Parent’s and Merger Sub’s obligation to consummate the closing would not be satisfied (and such breach or condition is not curable or, if curable, is not cured prior to the earlier of  (i) 30 days after written notice thereof is given by Parent to TeamHealth or (ii) the end date), provided that the right to terminate the merger agreement under this circumstance will not be available to Parent if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements contained in the merger agreement that would cause a condition to TeamHealth’s obligation to consummate the closing not to be satisfied; or

•
if the TeamHealth Board prior to the adoption of the merger agreement by the TeamHealth stockholders at the special meeting or any adjournment or postponement thereof, shall have made a change of recommendation with respect to the merger proposal.

Termination Fees and Expenses (see page [•])
Upon termination of the merger agreement, under certain specified circumstances, TeamHealth may be required to pay a termination fee of either $50.4 million or $100.8 million to Parent pursuant to the terms and conditions of the merger agreement. Upon termination of the merger agreement, under certain specified circumstances, Parent may be required to pay TeamHealth a reverse termination fee of  $201.7 million pursuant to the terms and conditions of the merger agreement. See the section entitled “The Merger Agreement — Termination Fees and Expenses” beginning on page [•] for a discussion of the circumstances under which either party will be required to pay a termination fee.
Directors’ and Officers’ Indemnification and Insurance (see page [•])
For a period of six years from the effective time, the surviving corporation shall maintain in effect provisions in the surviving corporation’s organizational documents related to indemnification and advancement of expenses that are no less favorable than those set forth in TeamHealth’s organizational documents as of the date of the merger agreement. Additionally, for a period of six years, Parent will maintain, or will cause the surviving corporation to maintain, either TeamHealth’s existing directors’ and officers’ insurance policies or insurance policies for the directors and officers that are no less favorable than TeamHealth’s existing directors’ and officers’ insurance policies, subject to the cost limitations set forth in the merger agreement. In lieu of providing such coverage, Parent may direct TeamHealth to purchase a six-year prepaid “tail policy” containing terms and conditions that are no less advantageous to the insured than the current policies of TeamHealth’s directors’ and officers’ insurance policies, subject to the cost limitations set forth in the merger agreement, and Parent will maintain such “tail policy” in full force and effect for such six year period.

Delisting and Deregistration of TeamHealth Common Stock (see page [•])
As promptly as practicable following the completion of the merger, TeamHealth common stock will be delisted from the NYSE and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Market Prices of TeamHealth Common Stock (see page [•])
On October 3, 2016, the last trading day before The Wall Street Journal published an article stating that TeamHealth was exploring a potential sale transaction, the closing price per share of TeamHealth common stock on the NYSE was $32.80. The closing price of the TeamHealth common stock on the NYSE on [•], 2016, the most recent practicable date prior to the filing of this proxy statement, was $[•] per share. You are encouraged to obtain current market prices of TeamHealth common stock in connection with voting your shares of TeamHealth common stock.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following are brief answers to certain questions that you may have regarding the merger, the special meeting and the proposals being considered at the special meeting. We urge you to carefully read the remainder of this proxy statement because the information in this section does not provide all of the information that might be important to you with respect to the merger and the special meeting. Additional important information is also contained in the annexes attached to this proxy statement and the documents referred to or incorporated by reference into this proxy statement.
Q.
Why am I receiving these proxy materials?

A.
On October 30, 2016, TeamHealth entered into a merger agreement providing for the merger of Merger Sub with and into TeamHealth, pursuant to which TeamHealth will survive the merger as a wholly owned subsidiary of Parent. A copy of the merger agreement is attached to this proxy statement as Annex A and is incorporated by reference herein. In order to complete the merger, TeamHealth stockholders must vote to adopt the merger agreement. The approval of this proposal by our stockholders is a condition to the consummation of the merger. See the section entitled “Conditions to the Closing of the Merger” beginning on page [•]. You are receiving this proxy statement in connection with the solicitation by the TeamHealth Board of proxies of TeamHealth stockholders in favor of the merger proposal.

You are also being asked to vote on a proposal to approve on a non-binding, advisory basis, certain compensation that will or may be paid by TeamHealth to its named executive officers that is based on or otherwise relates to the merger and on a proposal to approve the adjournment of the special meeting, from time to time, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the merger proposal.
This proxy statement, which you should read carefully, contains important information about the merger, the merger agreement and the special meeting of our stockholders and the matters to be voted on thereat. The enclosed materials allow you to submit a proxy to vote your shares without attending the special meeting and to ensure that your shares are represented and voted at the special meeting.
Your vote is very important. Even if you plan to attend the special meeting, we encourage you to submit a proxy as soon as possible.
Q.
What is the proposed transaction?

A.
If the merger proposal is approved by TeamHealth stockholders and the other conditions to the consummation of the merger contained in the merger agreement are satisfied or waived, Merger Sub will merge with and into TeamHealth. TeamHealth will be the surviving corporation in the merger and will become privately held as a wholly owned subsidiary of Parent.

Q.
What will I receive in the merger if it is completed?

A.
Under the terms of the merger agreement, if the merger is completed, you will be entitled to receive $43.50 in cash, without interest and subject to any applicable withholding taxes, for each share of TeamHealth common stock you own (other than any excluded shares), which represents a premium of approximately 33% of TeamHealth’s closing stock price on October 3, 2016, the last trading day before The Wall Street Journal published an article stating that TeamHealth was exploring a potential sale transaction. For example, if you own 100 shares of TeamHealth common stock, you will be entitled to receive $4,350.00 in cash in exchange for your shares (other than any excluded shares), without interest and subject to any applicable withholding taxes. You will not be entitled to receive shares in the surviving corporation or in Parent.

Q.
Where and when is the special meeting, and who may attend?

A.
The special meeting will be held at [•] on [•], [•] at [•], Eastern Time. The meeting room will open at [•], Eastern Time, and registration will begin at that time. Stockholders who are entitled to vote at the special meeting may attend the meeting. All stockholders and proxyholders will need proof of identification along with their proxy card or proof of stock ownership to enter the special meeting. Beneficial owners of shares held in “street name” who wish to attend the meeting must present proof of ownership of TeamHealth common stock as of the record date, such as a bank or brokerage account statement and will only be able to vote at the special meeting if they have a “legal proxy,” executed in their favor, from the stockholder of record (broker, bank or other nominee) giving them the right to vote the shares at the special meeting.
Q.
Who can vote at the Special Meeting?

A.
All TeamHealth stockholders of record as of the close of business on [•], 2016, the record date for the special meeting, are entitled to receive notice of, attend and vote at the special meeting, or any adjournment or postponement thereof. Each share of TeamHealth common stock is entitled to one vote on all matters that come before the meeting. At the close of business on the record date, there were [•] shares of TeamHealth common stock issued and outstanding, held by approximately [•] holders of record.

Q.
What matters will be voted on at the special meeting?

A.
At the special meeting, you will be asked to consider and vote on the following proposals:

•
the merger proposal;

•
the named executive officer merger-related compensation proposal; and

•
the adjournment proposal.

Stockholders may also be asked to transact such other business as may properly be brought before the special meeting or any adjournments or postponements of the special meeting, by or at the direction of the TeamHealth Board.
Q.
What is the position of the TeamHealth Board regarding the merger?

A.
After consulting with its outside legal counsel and financial advisor and after consideration of various factors, the TeamHealth Board has unanimously (i) determined that it is advisable, fair to and in the best interests of TeamHealth and our stockholders for TeamHealth to enter into the merger, the merger agreement and the other transactions contemplated by the merger agreement, (ii) declared advisable and approved the merger agreement and the transactions contemplated by the merger agreement and (iii) resolved that the merger agreement be submitted to the TeamHealth stockholders for adoption thereby in accordance with applicable law, the merger agreement and the bylaws of TeamHealth at a special meeting of stockholders.

Q.
How does the TeamHealth Board recommend that I vote on the proposals?

A.
TeamHealth’s Board unanimously recommends that you vote:

•
“FOR” the merger proposal;

•
“FOR” the named executive officer merger-related compensation proposal; and

•
“FOR” the adjournment proposal.

Q.
What vote is required to approve the merger proposal?

A.
The merger proposal will be approved if stockholders holding a majority of the shares of TeamHealth common stock outstanding and entitled to vote at the close of business on the record date vote “FOR” the proposal.

Q.
What vote is required to approve the named executive officer merger-related compensation proposal and the adjournment proposal?

A.
Each of the named executive officer merger-related compensation proposal and the adjournment proposal will be approved if the holders of a majority of the shares of TeamHealth common stock present or represented by proxy at the special meeting and entitled to vote thereon at the close of business on the record date vote “FOR” each such the proposal.

Q.
Do you expect the merger to be taxable to TeamHealth stockholders?

A.
The exchange of TeamHealth common stock for cash in the merger generally will be a taxable transaction for U.S. federal income tax purposes and may also be taxable under state, local or other tax laws. You should read the section entitled “Material U.S. Federal Income Tax Consequences of the Merger” beginning on page [•]. The tax consequences of the merger to you will depend on your particular circumstances. You should consult your tax advisors regarding the U.S. federal income tax consequences of the merger to you in your particular circumstances, as well as tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Q.
What other effects will the merger have on TeamHealth?

A.
If the merger is completed, TeamHealth common stock will be delisted from the NYSE and deregistered under the Exchange Act, and TeamHealth will no longer be required to file periodic reports with the SEC with respect to TeamHealth common stock, in each case in accordance with applicable law, rules and regulations. Following the completion of the merger, TeamHealth common stock will no longer be publicly traded and you will no longer have any interest in TeamHealth’s future earnings or growth. In addition, each share of TeamHealth common stock (other than excluded shares) you hold will represent only the right to receive $43.50 in cash, without interest and subject to any applicable withholding taxes. TeamHealth will also become a wholly owned subsidiary of Parent at the effective time.

Q.
When is the merger expected to be completed?

A.
Assuming timely satisfaction of necessary closing conditions, including the approval by our stockholders of the merger proposal, the parties to the merger agreement expect to complete the merger in the first quarter of 2017. However, TeamHealth cannot assure completion by any particular date, if at all. Because the merger is subject to a number of conditions, including the receipt of stockholder approval of the merger proposal and the receipt of approval under the HSR Act, the exact timing of the merger cannot be determined at this time and we cannot guarantee that the merger will be completed.

Q.
What happens if the merger is not completed?

A.
If the merger proposal is not approved by TeamHealth stockholders, or if the merger is not completed for any other reason, TeamHealth stockholders will not receive any payment for their shares of TeamHealth common stock in connection with the merger. Instead, TeamHealth will remain an independent public company and shares of TeamHealth common stock will continue to be listed and traded on the NYSE. TeamHealth may be required to pay Parent a termination fee of  $50.4 million if the merger agreement is terminated in order for TeamHealth to enter into a definitive agreement for a superior proposal with an excluded party within ten business days of the end of the go-shop period or a higher fee of  $100.8 million if the merger agreement is terminated under certain other specified circumstances pursuant to the terms of the merger agreement. Under certain specified circumstances, Parent may be required to pay TeamHealth a reverse termination fee of  $201.7 million pursuant to the terms of the merger agreement. See the section entitled “The Merger Agreement — Termination Fees and Expenses” beginning on page [•] for a discussion of the circumstances under which either party will be required to pay a termination fee.

Q.
How will our directors and executive officers vote on the merger proposal?

A.
The directors and officers of TeamHealth have informed TeamHealth that, as of the date of this proxy statement, they intend to vote in favor of the merger proposal.

As of the record date for the special meeting, the directors and executive officers of TeamHealth owned, in the aggregate, [•] shares of TeamHealth common stock, representing [•]% of the issued and outstanding TeamHealth common stock entitled to vote at the special meeting.

Q.
Do any of TeamHealth’s directors or officers have interests in the merger that may differ from or be in addition to my interests as a stockholder?

A.
Yes. In considering the recommendation of the TeamHealth Board with respect to the merger proposal, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. The TeamHealth Board was aware of and considered these differing interests, to the extent such interests existed at the time, among other matters, in evaluating and negotiating the merger agreement and the merger, and in unanimously recommending that the merger agreement be adopted by the TeamHealth stockholders. See the section entitled “The Merger Proposal (Proposal 1) — Interests of TeamHealth’s Executive Officers and Directors in the Merger.”

Q.
Are there any stockholders already committed to voting in favor of the merger agreement?

A.
Yes. JANA has entered into a voting and support agreement with Parent and Merger Sub requiring it to vote all of its shares in favor of approval of the merger agreement, subject to certain rights of termination. As of the record date for the special meeting, JANA and its affiliates held approximately [•]% of the outstanding shares of TeamHealth common stock. See the section entitled “Voting Agreement”.

Q.
Why am I being asked to consider and vote on the named executive officer merger-related compensation proposal?

A.
The SEC rules require TeamHealth to seek approval on a non-binding, advisory basis with respect to certain payments that will or may be made to TeamHealth’s named executive officers in connection with the merger. Approval of the named executive officer merger-related compensation proposal is not required to complete the merger.

Q.
Who is soliciting my vote? Who will pay for the cost of this proxy solicitation?

A.
The TeamHealth Board is soliciting your proxy, and TeamHealth will bear the cost of soliciting proxies. Innisfree M&A Incorporated has been retained to assist with the solicitation of proxies. Innisfree M&A Incorporated will be paid approximately $25,000 plus certain additional per-service fees and will be reimbursed for its reasonable fees and expenses for these and other advisory services in connection with the special meeting. Solicitation initially will be made by mail. Forms of proxies and proxy materials may also be distributed through brokers, banks and other nominees to the beneficial owners of shares of TeamHealth common stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, electronic mail, or other electronic medium by Innisfree M&A Incorporated or, without additional compensation by certain of TeamHealth’s directors, officers and employees.

Q.
What do I need to do now? If I am going to attend the special meeting, should I still submit a proxy?

A.
Carefully read and consider the information contained in and incorporated by reference into this proxy statement, including the attached annexes. Whether or not you expect to attend the special meeting in person, please submit a proxy to vote your shares as promptly as possible so that your shares may be represented and voted at the special meeting.

Q.
How do I vote if my shares are registered directly in my name?

A.
If your shares are registered directly in your name with our transfer agent, you are considered a “stockholder of record.” Stockholders of record can vote their shares of TeamHealth common stock in the following four ways:

•
By Internet — You may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your proxy card in order to vote by Internet.

•
By Telephone — You may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit number included on your proxy card in order to vote by telephone.

•
By Mail — You may vote by mail by indicating your vote by completing, signing and dating the proxy card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

•
At the Special Meeting — If you are a stockholder of record and prefer to vote your shares at the special meeting, you must bring proof of identification along with your proxy card or proof of ownership.

Even if you plan to attend the special meeting, we encourage you to submit a proxy in advance by Internet, telephone or mail so that your shares will be voted if you later decide not to attend the special meeting. Telephone and Internet facilities for the submission of a proxy to vote shares will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on [•]. Proxy cards mailed with respect to shares must be received no later than [•] in order to be counted in the vote.
If you beneficially own your shares and receive a voting instruction form, you can vote by following the instructions on your voting instruction form. Please refer to information from your bank, broker or other nominee on how to submit voting instructions. Stockholders who own their shares in “street name” are not able to vote at the special meeting unless they have a proxy, executed in their favor, from the stockholder of record (broker, bank or other nominee) giving them the right to vote the shares.
Q.
How do I vote if my shares are held in the name of my broker, bank or other nominee?

A.
If your shares are held by your broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name” and you will receive a form from your broker, bank or other nominee seeking instruction from you as to how your shares should be voted. If you beneficially own your shares and receive a voting instruction form, you can vote by following the instructions on your voting instruction form. Please refer to information from your bank, broker or other nominee on how to submit voting instructions. Stockholders who own their shares in “street name” are not able to vote at the special meeting unless they have a proxy, executed in their favor, from the stockholder of record (broker, bank or other nominee) giving them the right to vote the shares.

Q.
What is a proxy?

A.
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of TeamHealth common stock. The written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of TeamHealth common stock is called a “proxy card.”

Q.
If a stockholder gives a proxy, how are the shares voted?

A.
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way you indicate. When completing the Internet or telephone process for submitting a proxy, you may specify whether your shares would be voted “FOR” or “AGAINST” or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

If you properly sign and return your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted as recommended by the TeamHealth Board with respect to each proposal.

Q.
Can I change or revoke my proxy after it has been submitted?

A.
Yes. You can change or revoke your proxy at any time before the final vote at the special meeting. If you are the stockholder of record, you may change or revoke your proxy by:

•
sending a written statement to that effect to our Corporate Secretary, provided such statement is received no later than [•];

•
submitting a new proxy by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Time) on [•];

•
submitting a properly signed proxy card with a later date that is received no later than [•]; or

•
attending the special meeting and voting in person.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the special meeting if you obtain a proxy, executed in your favor, from the stockholder of record (broker, bank or other nominee) giving you the right to vote the shares.
If you submit a proxy or provide instructions to vote your shares and do not thereafter revoke such proxy or change such instructions in accordance with one of the methods set forth above, your shares will be represented and voted at the special meeting.
Q.
How many shares of TeamHealth common stock must be present to constitute a quorum for the meeting? What if there is no quorum?

A.
Under our bylaws, the presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of TeamHealth common stock issued and outstanding at the close of business on the record date will constitute a quorum. There must be a quorum for business to be conducted at the special meeting. If a quorum is not present, the person presiding at the special meeting or the stockholders holding a majority of the shares of TeamHealth common stock present in person or by proxy at the special meeting and entitled to vote thereat may adjourn the special meeting from time to time until a quorum shall be present. Failure of a quorum to be present at the special meeting will necessitate an adjournment or postponement of the special meeting and may subject TeamHealth to additional expense. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. As of the close of business on the record date, there were [•] shares of TeamHealth common stock outstanding. Accordingly, [•] shares of TeamHealth common stock must be present or represented by proxy at the special meeting to constitute a quorum.

Q.
What if I abstain from voting on any proposal?

A.
If you attend the special meeting or submit (and do not thereafter revoke) a properly executed proxy card, even if you abstain from voting, your shares of TeamHealth common stock will still be counted for purposes of determining whether a quorum is present at the special meeting, but will not be voted on the proposals. As a result, your abstention from voting will have the same effect as a vote “AGAINST” the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal.

Q.
Will my shares be voted if I do not sign and return my proxy card or vote by telephone or over the Internet or in person at the special meeting?

A.
If you are a stockholder of record of TeamHealth and you do not attend the special meeting, sign and return your proxy card by mail, submit your proxy by telephone or over the Internet, your shares will not be voted at the special meeting and will not be counted as present for purposes of determining whether a quorum exists. The failure to return your proxy card or otherwise vote your shares at the special meeting will have no effect on the outcome of the named executive officer merger-related compensation proposal or the adjournment proposal, assuming that a quorum exists. However, the vote to approve the merger proposal is based on the total number of shares of TeamHealth common stock outstanding as of the close of business on the record date, not just the shares that are counted as present in person or by proxy at the special meeting. As a result, if you fail to return your proxy card or otherwise vote your shares at the special meeting, it will have the same effect as a vote “AGAINST” the merger proposal.
You will have the right to receive the merger consideration if the merger proposal is approved and the merger is completed even if your shares are not voted at the special meeting. However, if your shares are not voted at the special meeting, it will have the same effect as a vote “AGAINST” the merger proposal.
Q.
What is a broker non-vote?

A.
Broker non-votes are shares held in “street name” by brokers, banks and other nominees that are present or represented by proxy at the special meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, bank or other nominee does not have discretionary voting power on such proposal. Because, under NYSE rules, brokers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement, if a beneficial owner of shares of TeamHealth common stock held in “street name” does not give voting instructions to the broker, bank or other nominee, then those shares will not be counted as present in person or by proxy at the special meeting. As a result, it is expected that there will not be any broker non-votes in connection with any of the three proposals described in this proxy statement. The failure to issue voting instructions to your broker, bank or other nominee will have no effect on the outcome of the named executive officer merger-related compensation proposal or adjournment proposal, assuming that a quorum exists. However, the vote to approve the merger proposal is based on the total number of shares of TeamHealth common stock outstanding at the close of business on the record date, not just the shares that are counted as present in person or by proxy at the special meeting. As a result, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the same effect as a vote “AGAINST” the merger proposal.

Q.
Will my shares held in “street name” or another form of record ownership be combined for voting purposes with shares I hold of record?

A.
No. Because any shares you may hold in “street name” will be deemed to be held by a different stockholder than any shares you hold of record, any shares held in “street name” will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for each of those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity. Shares held in an individual retirement account must be voted under the rules governing the account.

Q.
Am I entitled to exercise appraisal rights under the DGCL instead of receiving the per share merger consideration for my shares of TeamHealth common stock?

A.
Yes. If you are a record holder of TeamHealth common stock, you are entitled to exercise appraisal rights under Section 262 of the DGCL in connection with the merger if you comply with the requirements of Section 262 of the DGCL. See the section entitled “The Merger Proposal (Proposal 1) — Appraisal Rights” beginning on page [•]. In addition, a copy of Section 262 of the DGCL is attached to this proxy statement as Annex C.

Failure to strictly comply with all procedures required by Section 262 of the DGCL will result in a loss of your right to appraisal. We encourage you to read these provisions carefully and in their entirety and, in view of their complexity, to promptly consult with your legal and financial advisors if you wish to pursue your appraisal rights in connection with the merger.

Q.
What happens if I sell my shares of TeamHealth common stock before the completion of the merger?

A.
If you transfer your shares of TeamHealth common stock and the merger is completed, you will lose your right to receive the merger consideration or to exercise appraisal rights. In order to receive the merger consideration, you must hold your shares of TeamHealth common stock through the completion of the merger.

Q.
Should I send in my evidence of ownership now?

A.
No. After the merger is completed, you will receive transmittal materials from the paying agent for the merger with detailed written instructions for exchanging your shares of TeamHealth common stock for the consideration to be paid to former TeamHealth stockholders in connection with the merger. If you are the beneficial owner of shares of TeamHealth common stock held in “street name,” you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of such shares.

Q.
What does it mean if I get more than one proxy card or voting instruction card?

A.
If your shares are registered differently or are held in more than one account, you will receive more than one proxy card or voting instruction card. Please complete and return all of the proxy cards or voting instruction cards you receive (or submit each of your proxies over the Internet or by telephone) to ensure that all of your shares are voted.

Q.
What is householding and how does it affect me?

A.
The SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing an address by delivering a single proxy statement to those stockholders, unless contrary instructions have been received. This procedure reduces the amount of duplicate information that stockholders receive and lowers printing and mailing costs for companies. Certain brokerage firms may have instituted householding for beneficial owners of common stock held through brokerage firms. If your family has multiple accounts holding common stock, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your broker, trustee or other nominee or TeamHealth at the address and telephone number below. A separate copy of these proxy materials will be promptly delivered upon request by writing Broadridge, Attention Householding Dept., 51 Mercedes Way, Edgewood, NY 11717 or by calling 1-866-540-7095.

Q.
What will the holders of outstanding TeamHealth equity awards receive in the merger?

A.
Stock Options.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding option to purchase shares of TeamHealth common stock (other than any options subject to performance-vesting conditions which are not achieved at or prior to the effective time, which will automatically be forfeited for no consideration as of the effective time) will become immediately vested and be cancelled and the holder will be entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of (i) the number of shares subject to the option, multiplied by (ii) the excess, if any, of  $43.50 over the exercise price of the option, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.

Stock Units.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, any vesting conditions applicable to each outstanding Stock Unit (which does not include PSUs or MSUs) will automatically accelerate in full, and each Stock Unit will be cancelled and the holder will be entitled to receive, at or promptly following the effective time, an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the total number of shares subject to the Stock Unit immediately prior to the effective time multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time. With respect to any Stock Units that are restricted stock units and are subject to an election providing for the deferred delivery of underlying shares on a date following the vesting date of such Stock Units, the amount that would be otherwise payable in respect of such Stock Units pursuant to the merger agreement will instead be credited to notional, book-entry accounts and paid to the respective holders at the time specified pursuant to the applicable deferral election.
PSUs.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding PSU will automatically become immediately vested at target level performance, and each PSU will be cancelled, with the holder being entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the target number of shares subject to the PSU immediately prior to the effective time multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.
MSUs.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding MSU (all of which are held by our Chief Executive Officer) will automatically become immediately vested with respect to the number of earned MSUs, determined in accordance with the terms of the award agreement governing the MSUs by and between TeamHealth and our Chief Executive Officer and each MSU will be cancelled, with the holder being entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the number of earned MSUs multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.
Q.
When will TeamHealth announce the voting results of the special meeting, and where can I find the voting results?

A.
TeamHealth intends to announce the preliminary voting results at the special meeting, and will report the final voting results of the special meeting in a Current Report on Form 8-K filed with the SEC within four business days after the meeting. All reports that TeamHealth files with the SEC are publicly available when filed.

Q.
Where can I find more information about TeamHealth?

A.
You can find more information about us from various sources described in the section entitled “Where You Can Find Additional Information” beginning on page [•] of this proxy statement.

Q.
Who can help answer my other questions?

A.
If you have questions about the merger, require assistance in submitting your proxy or voting your shares, or need additional copies of this proxy statement or the enclosed proxy card, please contact Innisfree M&A Incorporated, which is acting as the proxy solicitation agent for TeamHealth in connection with the merger, or TeamHealth.

Innisfree M&A Incorporated
501 Madison Ave.
20th Floor
New York, NY 10022-5606
(212) 750-5833
or
Team Health Holdings, Inc.
265 Brookview Centre Way
Suite 400
Knoxville, Tennessee 37919
If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of the Company. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. The Company cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the acquisition being completed within the anticipated timeframe or at all, the realization of the expected benefits of the acquisition, the Company’s future business prospects, revenue, working capital, professional liability expense, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to the Company, are not guarantees of future performance, are necessarily estimates reflecting the judgment of the Company’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”
Factors that could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this proxy statement, and the following factors:
•
the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;

•
the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction;

•
risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction;

•
the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally;

•
the potential difficulties in employee retention as a result of the merger;

•
the Company may be adversely affected by other economic, business, and/or competitive factors;

•
the risk that the proposed merger will not be consummated in a timely manner or at all;

•
the amount of the costs, fees, expenses and charges related to the merger agreement or the merger and the risk of exceeding the expected costs;

•
the failure of Parent and Merger Sub to obtain the necessary debt financing arrangements set forth in the debt commitment letters received in connection with the merger;

•
the risk that the merger agreement may be terminated in circumstances that require us to pay Parent a termination fee;

•
the outcome of any legal proceedings that may be instituted against us and others related to the merger agreement;

•
the fact that, if the merger is completed, stockholders will forgo the opportunity to realize the potential long-term value of the successful execution of the TeamHealth’s current strategy as an independent company;

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risks that our stock price may decline significantly if the merger is not completed; and

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the possibility that Parent could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of TeamHealth’s assets to one or more purchasers, that could conceivably produce a higher aggregate value than that available to stockholders in the merger.

Consequently, all of the forward-looking statements that we make in this proxy statement are qualified by the information contained or incorporated by reference herein, including (1) the information contained under this caption, and (2) the information contained under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and information in our consolidated financial statements and notes thereto included in the Company’s most recent Annual Report on Form 10-K filed with the SEC on February 22, 2016 and in the Company’s Quarterly Reports on Form 10-Q filed on May 9, 2016, August 2, 2016 and November 4, 2016. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.
The Company’s forward-looking statements speak only as of the date of this communication or as of the date they are made. The Company disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

THE PARTIES TO THE MERGER
TeamHealth
Team Health Holdings, Inc.
265 Brookview Centre Way
Suite 400
Knoxville, Tennessee 37919
(800) 342-2898
Team Health Holdings, Inc., is a corporation organized under the laws of the State of Delaware in 2009. We believe we are one of the largest suppliers of outsourced healthcare professional staffing and administrative services to hospitals and other healthcare providers in the United States, based upon revenues, patient visits, and number of clients. We serve approximately 3,400 civilian and military hospitals, clinics and physician groups in 47 states with a team of more than 18,000 affiliated healthcare professionals, including physicians, physician assistants, nurse practitioners, and nurses. We recruit and contract with healthcare professionals who then provide professional services within third-party healthcare facilities. We are a physician-founded organization with physician leadership throughout all levels of our organization. Since our inception in 1979, we have provided outsourced services in emergency departments (EDs). We also provide comprehensive programs for anesthesiology, inpatient services (hospitalists comprising the specialties of internal medicine, orthopedic surgery, general surgery and OB/GYN), scribes, ambulatory care, pediatrics, post-acute care and other healthcare services, by providing permanent staffing that enables the management teams of hospitals and other healthcare facilities to outsource certain management, recruiting, hiring, payroll, billing and collection and benefits functions.
Our common stock is traded on the NYSE under the ticker symbol “TMH”. TeamHealth’s headquarters are located at 265 Brookview Centre Way, Suite 400, Knoxville, Tennessee 37919 and its telephone number is (800) 342-2898. Our corporate web address is www.teamhealth.com. The information provided on the TeamHealth website is not part of this proxy statement and is not incorporated in this proxy statement by reference hereby or by any other reference to TeamHealth’s website provided in this proxy statement.
Additional information about TeamHealth is contained in our public filings with the SEC, which are incorporated by reference herein. See the section entitled “Where You Can Find Additional Information” on page [•].
Parent
Tennessee Parent, Inc.
c/o The Blackstone Group L.P.
345 Park Avenue
New York, New York 10154
(212) 583-5722
Parent is a Delaware corporation that was formed by Sponsor on October 20, 2016, solely for the purpose of entering into the merger agreement and related agreements and completing the merger and the other transactions contemplated thereby. Parent has not conducted any business operations other than in connection with the transactions contemplated by the merger agreement and the related agreements. Upon completion of the merger, TeamHealth will be a wholly owned subsidiary of Parent.
Merger Sub
Tennessee Merger Sub, Inc.
c/o The Blackstone Group L.P.
345 Park Avenue
New York, New York 10154
(212) 583-5722

Parent caused Merger Sub, a Delaware corporation and a wholly owned subsidiary of Parent to be formed on October 20, 2016, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with Parent’s acquisition of TeamHealth. Upon completion of the merger, Merger Sub will merge with and into TeamHealth, and Merger Sub will cease to exist.
Parent and Merger Sub are controlled by Sponsor, an affiliate of Blackstone. Blackstone is one of the world’s leading investment firms. Blackstone’s asset management businesses, with over $360 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds.

THE SPECIAL MEETING
This proxy statement is being provided to the TeamHealth stockholders as part of a solicitation by the TeamHealth Board of proxies for use at the special meeting to be held at the time and place specified below, and at any properly convened meeting following an adjournment or postponement of the special meeting.
Date, Time and Place
The special meeting is scheduled to be held at [•] on [•], [•] at [•], Eastern Time.
Purpose of the Special Meeting
At the special meeting, TeamHealth stockholders will be asked to consider and vote on the following proposals:
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the merger proposal, which is further described in the sections entitled “The Merger Proposal (Proposal 1)” and “The Merger Agreement,” beginning on pages [•] and [•], respectively, and a copy of the merger agreement is attached to this proxy statement as Annex A and is incorporated herein by reference;

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the named executive officer merger-related compensation proposal, which is further described in the sections entitled “The Merger Proposal (Proposal 1) — Interests of TeamHealth’s Executive Officers and Directors in the Merger” and “Advisory Vote On Named Executive Officer Merger-Related Compensation Proposal (Proposal 2)” beginning on pages [•] and [•], respectively; and

•
the adjournment proposal, which is further described in the section entitled “The Adjournment Proposal (Proposal 3)” beginning on page [•].

Stockholders may also be asked to transact such other business as may properly be brought before the special meeting or any adjournments or postponements of the special meeting, by or at the direction of the TeamHealth Board.
The holders of a majority of the outstanding shares of TeamHealth common stock entitled to vote must vote to adopt the merger agreement at the special meeting as a condition to the completion of the merger. If the TeamHealth stockholders fail to approve the merger proposal, the merger will not occur. The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote to approve the merger proposal. Accordingly, a stockholder may vote to approve the merger proposal and vote not to approve the named executive officer merger-related compensation proposal, and vice versa. Because the vote on the named executive officer merger-related compensation proposal is only advisory in nature, it will not be binding on TeamHealth, Parent or the surviving corporation. Accordingly, because TeamHealth is contractually obligated to pay such merger-related compensation, the compensation will be payable, subject only to the conditions applicable thereto, if the merger proposal is approved, regardless of the outcome of the advisory vote.
Other than the matters described above, TeamHealth does not expect a vote to be taken on any other matters at the special meeting or any adjournment or postponement thereof. However, if any other matters are properly brought before the special meeting or any adjournment or postponement thereof for consideration, the holders of the proxies will have discretion to vote on such matters in accordance with their best judgment.
Recommendation of the TeamHealth Board
The TeamHealth Board has unanimously determined that the merger, the merger agreement and the other transactions contemplated by the merger agreement, are advisable, fair to and in the best interests of TeamHealth and its stockholders and has unanimously approved and declared advisable the merger, the merger agreement and the other transactions contemplated by the merger agreement. The TeamHealth Board made its determination after consultation with its outside legal counsel and financial advisor and consideration of a number of factors more fully described in the section entitled “The Merger Proposal (Proposal 1) — Recommendation of the TeamHealth Board and Reasons for the Merger” beginning on page [•].

The TeamHealth Board unanimously recommends that the TeamHealth stockholders vote “FOR” the merger proposal, “FOR” the named executive officer merger-related compensation proposal and “FOR” the adjournment proposal.
Record Date; Stockholders Entitled to Vote
Only holders of record of TeamHealth common stock at the close of business on [•], 2016, the record date for the special meeting, will be entitled to notice of, and to vote at, the special meeting and any adjournments or postponements of the special meeting. At the close of business on the record date, [•] shares of TeamHealth common stock were issued and outstanding.
Holders of record of TeamHealth common stock are entitled to one vote for each share of TeamHealth common stock they own of record at the close of business on the record date.
Quorum
Under our bylaws, the presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of TeamHealth common stock issued and outstanding at the close of business on the record date will constitute a quorum. There must be a quorum for business to be conducted at the special meeting. If a quorum is not present, the person presiding at the special meeting or the stockholders holding a majority of the shares of TeamHealth common stock present in person or by proxy at the special meeting and entitled to vote thereat may adjourn the special meeting from time to time until a quorum shall be present. Failure of a quorum to be represented at the special meeting will necessitate an adjournment or postponement of the special meeting and may subject TeamHealth to additional expense.
If you submit (and do not thereafter revoke) a properly executed proxy card, even if you abstain from voting, your shares of TeamHealth common stock will be counted for purposes of determining whether a quorum is present at the special meeting. In the event that a quorum is not present at the special meeting or additional votes must be solicited to adopt the merger agreement, the meeting may be adjourned or postponed to solicit additional proxies.
Required Vote
The approval of the merger proposal requires the affirmative vote of the holders of a majority of the shares of TeamHealth common stock outstanding at the close of business on the record date and entitled to vote thereon.
Approval of the named executive officer merger-related compensation proposal (on a non-binding basis) requires the affirmative vote of the holders of a majority of the shares of TeamHealth common stock present in person or represented by proxy at the special meeting and entitled to vote thereon.
Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of TeamHealth common stock present in person or represented by proxy at the special meeting and entitled to vote thereon.
At the close of business on the record date, [•] shares of TeamHealth common stock were issued and outstanding, held by approximately [•] holders of record.
Abstentions and Broker Non-Votes
An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but abstains from voting. At the special meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Abstaining from voting will have the same effect as a vote “AGAINST” the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal.
If no instruction as to how to vote is given (including no instruction to abstain from voting) in an executed, duly returned and not revoked proxy, the proxy will be voted “FOR” (i) approval of the merger proposal, (ii) approval of the named executive officer merger-related compensation proposal and (iii) approval of the adjournment proposal.

Broker non-votes are shares held in “street name” by brokers, banks and other nominees that are present or represented by proxy at the special meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, bank or other nominee does not have discretionary voting power on such proposal. Because, under NYSE rules, brokers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement, if a beneficial owner of shares of TeamHealth common stock held in “street name” does not give voting instructions to the broker, bank or other nominee, then those shares will not be permitted under NYSE rules to be voted at the special meeting, and thus will not be counted as present in person or by proxy at the special meeting. The vote to approve the merger proposal is based on the total number of shares of TeamHealth common stock outstanding at the close of business on the record date, not just the shares that are counted as present in person or by proxy at the special meeting. As a result, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the same effect as a vote “AGAINST” the merger proposal, but will have no effect on the approval of the named executive officer merger-related compensation proposal or the adjournment proposal.
Failure to Vote
If you are a stockholder of record and you do not sign and return your proxy card by mail or vote over the Internet, by telephone or in person at the special meeting, your shares will not be voted at the special meeting, will not be counted as present in person or by proxy at the special meeting and will not be counted as present for purposes of determining whether a quorum exists.
As discussed above, under NYSE rules, brokers and other record holders do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement. Accordingly, if you are the beneficial owner of shares held in “street name” and you do not issue voting instructions to your broker, bank or other nominee, your shares will not be voted at the special meeting and will not be counted as present in person or by proxy at the special meeting or counted as present for purposes of determining whether a quorum exists.
A failure to vote will have no effect on the outcome of the named executive officer merger-related compensation proposal or the adjournment proposal, assuming that a quorum exists. However, the vote to approve the merger proposal is based on the total number of shares of TeamHealth common stock outstanding at the close of business on the record date, not just the shares that are counted as present in person or by proxy at the special meeting. As a result, if you fail to vote your shares, it will have the same effect as a vote “AGAINST” the merger proposal.
Voting by TeamHealth’s Directors and Executive Officers
At the close of business on the record date, directors and executive officers of TeamHealth and their affiliates were entitled to vote [•] shares of TeamHealth common stock, or approximately [•]% of the shares of TeamHealth common stock issued and outstanding on that date. TeamHealth’s directors and executive officers have informed us that they intend to vote their shares in favor of the merger proposal and the other proposals to be considered at the special meeting, although none of TeamHealth’s directors and executive officers is obligated to do so.
Voting at the Special Meeting
If your shares are registered directly in your name with our transfer agent, you are considered a “stockholder of record.” Stockholders of record can vote their shares of TeamHealth common stock in the following four ways: (i) by indicating your vote by completing, signing and dating the proxy card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you, (ii) by submitting your proxy by telephone by dialing the toll-free number 1-800-690-6903, (iii) by submitting your proxy over the Internet by going to www.proxyvote.com or (iv) attending the special meeting and voting your shares in person. Even if you plan to attend the special meeting, TeamHealth encourages you to submit a proxy in advance by Internet, telephone or mail so that your shares will be voted if you later decide not to attend the special meeting. Telephone and Internet facilities for the submission of proxies to vote shares will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on [•]. Proxy cards mailed with respect to shares must be received no later than [•] in order to be counted in the vote.

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By Internet — You may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your proxy card in order to vote by Internet.

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By Telephone — You may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit number included on your proxy card in order to vote by telephone.

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By Mail — You may vote by mail by indicating your vote by completing, signing and dating the proxy card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

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At the Special Meeting — If you are a stockholder of record and prefer to vote your shares at the special meeting, you must bring proof of identification along with your proxy card or proof of ownership.

If your shares are held by your broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name” and you will receive a form from your broker, bank or other nominee seeking instruction from you as to how your shares should be voted. You should instruct your broker, bank or other nominee how to vote your shares on each proposal in accordance with your voting instruction form. If you beneficially own your shares and receive a voting instruction form, you can vote by following the instructions on your voting instruction form. Please refer to information from your bank, broker or other nominee on how to submit voting instructions. Stockholders who hold their shares in “street name” are not able to vote at the special meeting unless they have a “legal proxy,” executed in their favor, from the stockholder of record (broker, bank or other nominee) giving them the right to vote the shares at the special meeting.
Stockholders who are entitled to vote at the special meeting may attend the special meeting. If you are a stockholder of record, you should bring the proxy card and proof of identification. If you are a beneficial owner of shares held in “street name,” you should present proof of ownership of TeamHealth common stock as of the record date, such as a bank or brokerage account statement, a legal proxy from the stockholder of record to vote at the special meeting, along with proof of identification.
Revocation of Proxies
You can change or revoke your proxy at any time before the final vote at the special meeting. If you are the stockholder of record, you may change or revoke your proxy by:
•
sending a written statement to that effect to our Corporate Secretary, provided such statement is received no later than [•];

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voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Time) on [•];

•
submitting a properly signed proxy card with a later date that is received no later than [•]; or

•
attending the special meeting and voting in person.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the special meeting if you obtain a proxy, executed in your favor, from the stockholder of record (broker, bank or other nominee) giving you the right to vote the shares.
If you submit a proxy or provide instructions to vote your shares and do not thereafter revoke such proxy or change such instructions in accordance with one of the methods set forth above, your shares will be represented and voted at the special meeting in accordance with your instructions.

Solicitation of Proxies
The TeamHealth Board is soliciting your proxy, and TeamHealth will bear the cost of soliciting proxies. Innisfree M&A Incorporated has been retained to assist with the solicitation of proxies. Innisfree M&A Incorporated will be paid approximately $25,000 plus certain additional per-service fees and will be reimbursed for its reasonable fees and expenses for these and other advisory services in connection with the special meeting. Solicitation initially will be made by mail. Forms of proxies and proxy materials may also be distributed through brokers, banks and other nominees to the beneficial owners of shares of TeamHealth common stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, electronic mail, or other electronic medium by Innisfree M&A Incorporated or, without additional compensation by certain of TeamHealth’s directors, officers and employees.
Adjournment
In addition to the merger proposal and the named executive officer merger-related compensation proposal, TeamHealth stockholders are also being asked to approve the adjournment proposal, which will enable the adjournment of the special meeting for the purpose of soliciting additional votes in favor of the merger proposal if there are not sufficient votes at the time of the special meeting to approve the merger proposal. If a quorum is not present, the person presiding at the special meeting or the stockholders holding a majority of the shares of TeamHealth common stock present in person or by proxy at the special meeting and entitled to vote thereat may adjourn the special meeting from time to time until a quorum shall be present. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. In addition, the special meeting could be postponed before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals. If you return a proxy and do not indicate how you wish to vote on the adjournment proposal, your shares will be voted in favor of the adjournment proposal.
The TeamHealth Board unanimously recommends a vote “FOR” the adjournment proposal, if necessary or appropriate, to solicit additional proxies.
Other Information
You should not send documents representing TeamHealth common stock with the proxy card. If the merger is completed, the paying agent for the merger will send you transmittal materials and instructions for exchanging your shares of TeamHealth common stock for the consideration to be paid to the former TeamHealth stockholders in connection with the merger.
Questions
If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling (212) 750-5833.

THE MERGER PROPOSAL
(PROPOSAL 1)
The discussion of the merger in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and hereby is incorporated by reference into this proxy statement.
Structure of the Merger
Subject to the terms and conditions of the merger agreement and in accordance with the DGCL, at the effective time, Merger Sub will merge with and into TeamHealth, the separate corporate existence of Merger Sub will cease and TeamHealth will survive the merger as a wholly owned subsidiary of Parent.
What Stockholders Will Receive in the Merger
At the effective time, each outstanding share of TeamHealth common stock (other than excluded shares) will be automatically converted into the right to receive $43.50 in cash, without interest and subject to any applicable withholding taxes. After the merger is completed, holders of TeamHealth common stock will have only the right to receive a cash payment in respect of their shares of TeamHealth common stock, and will no longer have any rights as holders of TeamHealth common stock, including voting or other rights. Shares of TeamHealth common stock held by us or by Parent, Merger Sub or any of Parent’s other direct or indirect wholly owned affiliates will be cancelled at the effective time.
Treatment of TeamHealth Equity Awards
Stock Options.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding option to purchase shares of TeamHealth common stock (other than any options subject to performance-vesting conditions which are not achieved at or prior to the effective time, which will automatically be forfeited for no consideration as of the effective time) will become immediately vested and be cancelled and the holder will be entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (i) the number of shares subject to the option, multiplied by (ii) the excess, if any, of  $43.50 over the exercise price of the option, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.
Stock Units.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, any vesting conditions applicable to each outstanding Stock Unit will automatically accelerate in full, and each Stock Unit will be cancelled and the holder will be entitled to receive, at or promptly following the effective time, an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the total number of shares subject to the Stock Unit immediately prior to the effective time multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time. With respect to any Stock Units that are restricted stock units and are subject to an election providing for the deferred delivery of underlying shares on a date following the vesting date of such Stock Units, the amount that would be otherwise payable in respect of such Stock Units pursuant to the merger agreement will instead be credited to notional, book-entry accounts and paid to the respective holders at the time specified pursuant to the applicable deferral election.
PSUs.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding PSU will automatically become immediately vested at target level performance, and each PSU will be cancelled, with the holder being entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the target number of shares subject to the PSU immediately prior to the effective time multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.
MSUs.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding MSU (all of which are held by our Chief Executive Officer) will automatically become immediately vested with respect to the number of earned MSUs, determined in accordance with the terms of the award agreement governing the MSUs by and between TeamHealth and our Chief Executive Officer, and each MSU will be cancelled, with the holder being entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the number of earned MSUs multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.
ESPPs.   Under the ESPPs (i) no offering period will be authorized or commence on or after the date of the merger agreement, (ii) each ESPP participant’s accumulated contributions under the respective ESPP shall be used to purchase shares of TeamHealth common stock in accordance with the terms of the respective ESPP, as of the end of the final offering period (if any offering period is in process at the effective time), and (iii) the ESPPs will terminate immediately prior to the effective time, and no further rights will be granted or exercised under the ESPPs.
Effects on TeamHealth if the Merger Is Not Completed
If the merger proposal is not approved by TeamHealth stockholders or if the merger is not completed for any other reason, TeamHealth stockholders will not receive any payment for their shares in connection with the merger. Instead, TeamHealth will remain an independent public company and shares of TeamHealth common stock will continue to be listed and traded on the NYSE. In addition, if the merger is not completed, TeamHealth expects that management will operate TeamHealth’s business in a manner similar to that in which it is being operated today and that TeamHealth stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the highly competitive industry in which TeamHealth operates and adverse economic conditions.
Furthermore, if the merger is not completed, and depending on the circumstances that would have caused the merger not to be completed, it is likely that the price of TeamHealth’s common stock will decline significantly. If that were to occur, it is uncertain when, if ever, the price of TeamHealth’s common stock would return to the price at which it trades as of the date of this proxy statement.
Accordingly, if the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of TeamHealth common stock. If the merger is not completed, the TeamHealth Board will continue to evaluate and review TeamHealth’s business operations, properties, dividend policy and capitalization, among other things, make such changes as are deemed appropriate, and continue to seek to identify strategic alternatives to enhance stockholder value. If the merger proposal is not approved by TeamHealth stockholders or if the merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to TeamHealth will be offered or that TeamHealth’s business, prospects or results of operation will not be adversely impacted.
Further, upon termination of the merger agreement, under certain specified circumstances, TeamHealth may be required to pay a termination fee of either $100.8 million or $50.4 million to Parent pursuant to the terms and conditions of the merger agreement. Upon termination of the merger agreement, under certain specified circumstances, Parent may be required to pay TeamHealth a reverse termination fee of  $201.7 million pursuant to the terms and conditions of the merger agreement. See the section entitled “The Merger Agreement — Termination Fees and Expenses” beginning on page [•] for a discussion of the circumstances under which either party will be required to pay a termination fee.
Background of the Merger
The TeamHealth Board regularly reviews and assesses TeamHealth’s performance, risks, opportunities and strategy. Additionally, from time to time the TeamHealth Board and TeamHealth management, together with their legal and financial advisors, review and evaluate strategic opportunities and alternatives available to TeamHealth with a view to maximizing stockholder value. Such opportunities and alternatives have included remaining as a stand-alone entity and acquiring other companies and physician and clinician practices, as well as business combinations, change of control transactions and other similar transactions.
TeamHealth’s growth strategy has included successfully identifying, consummating and integrating strategic acquisition targets. To that end, in the summer of 2015 TeamHealth identified the acquisition of IPC Healthcare, Inc. (“IPC”) as an opportunity to capitalize on key trends in the U.S. healthcare industry, including the movement towards value-based reimbursement and to bolster TeamHealth’s post-acute care offerings. TeamHealth engaged Citigroup Global Markets Inc. (“Citi”) as its financial advisor in connection with such acquisition based on, among other things, Citi’s overall reputation and experience as an investment banking firm, and its knowledge of the healthcare services industry generally and TeamHealth’s business and operations in particular. On August 4, 2015, TeamHealth announced that it had entered into a definitive agreement to acquire IPC in a transaction valued at approximately $1.6 billion, which was TeamHealth’s largest acquisition to date.
On August 21, 2015, the TeamHealth Board conducted an offsite meeting with representatives of senior management to discuss, among other topics, the pending IPC transaction in the context of the company’s long term strategic plan.
On September 30, 2015, while TeamHealth was working to successfully consummate the IPC acquisition, a representative of AmSurg Corp. (“AmSurg”) met with Dr. Lynn Massingale, Executive Chairman of the TeamHealth Board to raise the possibility of mutually exploring a strategic business combination of the two companies, but without any indication of relative values or consideration. After discussions with members of the TeamHealth Board, the TeamHealth executive chairman responded to AmSurg on October 5, 2016 that, although TeamHealth was open-minded about potentially discussing a strategic business combination in the future, for the near term the company was focused on consummating the IPC acquisition and arranging the financing necessary to do so.
On October 12, 2015, while TeamHealth was continuing to work towards consummating the IPC acquisition, AmSurg privately submitted a non-binding proposal (subject to, among other things, due diligence and financing) regarding a business combination with TeamHealth involving pro forma ownership by each company’s stockholders of 50%, together with cash consideration to the TeamHealth stockholders of  $11.49 per share. AmSurg’s proposal indicated its desire to assist in securing “replacement financing” for both TeamHealth and IPC in lieu of the committed financing TeamHealth had in place for purposes of the IPC transaction.
On October 14, 2015, the TeamHealth Board met telephonically with representatives of senior management, Citi and Simpson Thacher & Bartlett LLP (“Simpson Thacher”), TeamHealth’s legal counsel. The TeamHealth Board, senior management and financial and legal advisors discussed the proposal in the context of the anticipated closing timing of the IPC transaction and the post-closing integration process. Citi reviewed TeamHealth management’s financial projections for TeamHealth pro forma for its acquisition of IPC, a summary and analysis of the AmSurg proposal, illustrative transaction structures and implied transaction values, and projected pro forma financial information for a potential business combination with AmSurg. The TeamHealth Board also discussed recent consolidation in the healthcare services industry, recent stock price volatility of industry participants, other strategic alternatives potentially available to TeamHealth, and TeamHealth’s stand-alone prospects. Representatives of Simpson Thacher also discussed with the TeamHealth Board their fiduciary duties in connection with their review of the AmSurg proposal. The TeamHealth Board ultimately concluded that the AmSurg proposal did not present a transaction that was in the best interests of TeamHealth’s stockholders at such time for a variety of reasons, including the risks and uncertainties inherent in the AmSurg proposal, such as concerns related to AmSurg’s then-current trading multiple and the risks it presented to consummating the pending acquisition of IPC and successfully integrating IPC. The TeamHealth Board further concluded that if it were to consider a potential business combination it would want to assess the broader landscape of potential strategic partners.
On October 15, 2015, TeamHealth responded to AmSurg that it was not interested in pursuing the AmSurg proposal due to insufficient value and heightened execution risks relative to TeamHealth’s current strategic plan.
On October 20, 2015, AmSurg publicly announced its proposal regarding a business combination with TeamHealth. In connection with such public overture, TeamHealth engaged Goldman Sachs & Co. (“Goldman Sachs”) as an additional financial advisor based on, among other things, Goldman Sachs’s overall reputation and experience as an investment banking firm, including in connection with unsolicited transactions in particular, as well as its knowledge of the healthcare services industry. On October 20, 2015, the TeamHealth Board met with representatives of senior management, Citi, Goldman Sachs and Simpson

Thacher to again discuss the AmSurg proposal, including the public release thereof by AmSurg. Representatives of management also reviewed for the TeamHealth Board the fact that TeamHealth had issued a press release in response to AmSurg’s release, which press release confirmed that TeamHealth had previously rejected the AmSurg proposal (noting it was the same proposal previously reviewed, considered and rejected by the TeamHealth Board at the prior meeting). In addition to reviewing again the AmSurg proposal and the details of its financial terms, the TeamHealth Board was informed by Dr. Massingale that following the public announcement by AmSurg of its proposal earlier that day, the Chairman of the Board of Directors, President and Chief Executive Officer of a potential strategic partner that we refer to as “Party A,” which had engaged in exploratory discussions with TeamHealth regarding a strategic combination earlier that year, contacted Dr. Massingale to convey Party A’s continuing interest in exploring a potential transaction between Party A and TeamHealth. In light of the potential for further overtures from AmSurg and the need to react and respond promptly to developments, the TeamHealth Board established a transaction committee (the “Transaction Committee”) comprised of non-executive directors James L. Bierman, Glenn A. Davenport, Vicky B. Gregg and Joseph L. Herring to facilitate expeditious feedback to the management team and TeamHealth’s advisors as necessary. The TeamHealth Board then instructed Citi and Goldman Sachs to perform additional financial analyses to assist the TeamHealth Board in further evaluating and assessing potential strategic alternatives available to TeamHealth, including with respect to business combinations with AmSurg and Party A.
On October 21, 2015, the Transaction Committee met telephonically to discuss the unsolicited proposal received from AmSurg.
On October 24, 2015, AmSurg orally indicated to representatives of TeamHealth that it could be willing to increase the cash portion of its proposed consideration by $4 per share.
On October 29, 2015, the Transaction Committee met telephonically with representatives of senior management, Citi, Goldman Sachs and Simpson Thacher to further discuss the unsolicited proposal received from AmSurg and to discuss certain preliminary financial analyses prepared by the financial advisors in advance of their discussion with the full TeamHealth Board the following day.
On October 30, 2015, the TeamHealth Board met telephonically with representatives of senior management, Citi, Goldman Sachs and Simpson Thacher to again discuss the AmSurg proposal, including the increase to the cash portion of the proposal that AmSurg had conveyed to TeamHealth orally on October 24, 2015. Citi and Goldman Sachs first discussed prior relationships or engagements with AmSurg and Party A that could be considered relevant to the TeamHealth Board’s assessment of Citi’s and Goldman Sachs’s representation of TeamHealth. Citi and Goldman Sachs then discussed with the TeamHealth Board certain preliminary financial analyses of TeamHealth, the financial terms and synergy assumptions in the revised AmSurg proposal and other strategic alternatives potentially available to TeamHealth. Representatives of Citi and Goldman Sachs also discussed their preliminary views on other potential transaction partners. TeamHealth management, Citi and Goldman Sachs then conveyed to the TeamHealth Board their perspectives on the current state of the healthcare services industry, noting the increasing headwinds, as well as the disappointing third quarter earnings of certain competitors and other industry participants, including Party A. The TeamHealth Board also discussed the status of the IPC transaction and the anticipated timing for closing, as well as their continuing concern that pursuing a transaction with AmSurg at such time, especially now that AmSurg had made its proposal (including its desire to replace TeamHealth’s committed financing for the IPC acquisition) public, could jeopardize the successful financing and closing of the IPC transaction. At the suggestion of the Transaction Committee, the TeamHealth Board also determined that for good order, during each meeting of the TeamHealth Board, the non-executive members of the TeamHealth Board should be provided with an opportunity to conduct a separate executive session attended only by such members and outside counsel.
Following the October 30, 2015 TeamHealth Board meeting, TeamHealth indicated to AmSurg that it was committed to consummating the financing and closing of the IPC transaction and therefore did not intend to pursue a transaction with AmSurg based on its latest proposal at that time, and that if it were to consider such a transaction, it would likely only do so in the context of a broader evaluation of strategic alternatives.

On November 2, 2015, AmSurg publicly disclosed its revised proposal and TeamHealth’s rejection thereof, indicating that it would remain open until the end of the following day. Later that same day, AmSurg publicly withdrew its revised proposal.
On November 2, 2015 the Transaction Committee met telephonically with representatives of senior management, Citi, Goldman Sachs and Simpson Thacher to further discuss the current state of affairs, including changes in the healthcare landscape, recent volatility and compression of EBITDA multiples in healthcare stock prices, and potential next steps. The Transaction Committee recommended that the full TeamHealth Board be convened the following day for a comprehensive update.
On November 3, 2015, the TeamHealth Board met telephonically with representatives of senior management, Citi, Goldman Sachs and Simpson Thacher to discuss feedback received from TeamHealth’s institutional stockholders and the merits of pursuing private discussions with AmSurg and other potential third parties on a timeline and in a manner that would fit TeamHealth’s strategic objectives to ensure TeamHealth would be best positioned to maximize stockholder value and avoid being pressured to consider a transaction at a time (and on terms) not in the stockholders’ best interests. The TeamHealth Board and senior management concluded that their primary near-term focus continued to be successfully financing and closing the IPC transaction, but that TeamHealth should remain open to exploring strategic alternatives that could potentially increase long term stockholder value. The TeamHealth Board, senior management and their legal and financial advisors discussed a process for potentially satisfying both objectives. This process included contacting AmSurg and Party A privately to begin assessing the desirability of a transaction from the TeamHealth stockholders’ perspective.
On November 10, 2015, TeamHealth and AmSurg entered into a mutual non-disclosure agreement to facilitate the exchange of due diligence information, and thereafter representatives of TeamHealth and AmSurg met to discuss their respective businesses and the rationale for a business combination between TeamHealth and AmSurg. Such non-disclosure agreement included a mutual standstill provision that would automatically expire upon a party entering into a definitive agreement relating to certain extraordinary transactions, including the transactions contemplated by the merger agreement.
On November 19, 2015, the TeamHealth Board met in person with representatives of senior management, Citi, Goldman Sachs and Simpson Thacher to discuss the status of the IPC acquisition, to receive an update on discussions with AmSurg and to further discuss its strategic alternatives more generally. After further discussion, the members of management, including Michael D. Snow, President and Chief Executive Officer, and Dr. Massingale as the management members of the TeamHealth Board, and financial advisors were then excused so that the non-executive directors could meet in executive session to continue discussions. The non-executive directors concluded that TeamHealth management should focus rigorously on closing the IPC transaction, and Citi and Goldman Sachs should conduct further analysis of the merits and considerations of certain strategic alternatives that might be available to TeamHealth, including, but not limited to, a potential combination with AmSurg.
On November 23, 2015 TeamHealth closed the IPC acquisition.
At various times in December 2015 and early January 2016, the TeamHealth Board and the Transaction Committee met to, among other things, receive updates on the integration and preliminary financial performance of IPC, as well as the increasing challenges faced by TeamHealth and participants in the healthcare industry more generally.
On January 5, 2016, the TeamHealth Board met in person with representatives of senior management, Citi, Goldman Sachs and Simpson Thacher to continue discussing possible strategic alternatives and the optimal process for assessing such alternatives, taking into account the merits and risks of a broad, potentially public exploration of potential business combination partners relative to a more targeted, private process. The members of management, including the management members of the TeamHealth Board, and the financial advisors were then excused so that the non-executive directors could meet in executive session to continue discussions. The non-executive directors concluded that TeamHealth should pursue private discussions with a limited number of third parties to explore a potential strategic combination, but should not commence a broad-based process given the associated risks, including potential management distraction and risk of disruptive leaks. The assessment of such non-executive directors at that time, taking into account input from their financial advisors, was to focus on strategic partners rather than private equity firms in light of, among other things, the challenging financing markets.

On January 11, 2016, TeamHealth entered into a mutual non-disclosure agreement with Party A. Such non-disclosure agreement included a mutual standstill provision that would automatically expire upon a party entering into a definitive agreement relating to certain extraordinary transactions, including the transactions contemplated by the merger agreement.
During January 2016, TeamHealth re-engaged with AmSurg and began discussions with Party A. TeamHealth also shared due diligence information and held management presentations with such parties, indicating to both parties that it sought to engage in a limited process to preliminarily explore the merits of a potential business combination.
Following a management presentation with Party A on January 19, 2016, Party A indicated to TeamHealth that it would not be submitting a transaction proposal to TeamHealth at this time.
On January 29, 2016, the TeamHealth Board met telephonically with representatives of senior management, Citi, Goldman Sachs and Simpson Thacher to receive an update regarding the discussions with AmSurg and Party A. The TeamHealth Board concluded that notwithstanding Party A’s indication that it did not intend to further pursue a transaction, there was merit to continuing discussions with AmSurg.
On February 2, 2016, AmSurg conveyed to TeamHealth a proposal to engage in a business combination transaction with TeamHealth in an all-stock transaction resulting in pro forma ownership of the combined company of approximately 54% by AmSurg’s existing stockholders and 46% by TeamHealth’s existing stockholders.
On February 5, 2016, the TeamHealth Board met telephonically with representatives of senior management, Citi, Goldman Sachs and Simpson Thacher to discuss AmSurg’s proposal. TeamHealth management and TeamHealth’s financial advisors discussed the details of the proposal, noting that AmSurg’s most recent proposal reflected a lower exchange ratio than AmSurg proposed in October 2015 and did not contain any cash consideration. TeamHealth’s financial advisors discussed various financial analyses of the proposal. TeamHealth’s financial advisors also discussed the context provided by AmSurg’s financial advisors when they delivered the proposal, including AmSurg’s financial advisors’ observation regarding the challenging state of the financial markets generally and the poor performance of the healthcare sector in particular. After further discussion, the members of management, including the management members of the TeamHealth Board, and the financial advisors were then excused so that the non-executive directors could meet in executive session to continue discussions. The non-executive directors concluded that TeamHealth should continue to pursue discussions with AmSurg about a potential strategic combination but at a valuation that was more favorable to TeamHealth’s stockholders.
On February 8, 2016, the Transaction Committee met telephonically with representatives of senior management, Citi, Goldman Sachs and Simpson Thacher to discuss the strategy and process for responding to AmSurg as per the direction of the TeamHealth Board.
On February 8, 2016, Dr. Massingale, at the direction of the TeamHealth Board and Transaction Committee, informed AmSurg that its proposal did not deliver sufficient value to the TeamHealth stockholders and proposed instead an exchange ratio that would result in pro forma ownership of 50% by AmSurg’s existing stockholders and 50% by TeamHealth’s existing stockholders.
On February 11, 2016, AmSurg contacted TeamHealth to reject its counterproposal and instead propose an all-stock combination resulting in pro forma ownership of the combined company of 53% by AmSurg’s existing stockholders and 47% by TeamHealth’s existing stockholders.
On February 12, 2016 the TeamHealth Board met telephonically with representatives of senior management, Citi, Goldman Sachs and Simpson Thacher to discuss AmSurg’s revised proposal. Representatives of senior management conveyed the context provided by AmSurg when it delivered its revised proposal, including AmSurg’s perspective regarding the risks related to the integration and financial performance of IPC and TeamHealth’s first quarter results. TeamHealth’s financial advisors discussed various financial analyses of AmSurg’s revised proposal. The representatives of senior management and the TeamHealth Board then discussed the value creation potentially available to TeamHealth’s stockholders based on the revised offer, taking into account TeamHealth’s standalone prospects. After further discussion, the members of management, including the management members of the TeamHealth Board, and the financial advisors were then excused so that the non-executive directors could meet in executive session to continue discussions. After discussion, the non-executive directors directed management to respond to AmSurg that, while the TeamHealth Board and management continued to appreciate the merits of a potential business combination with AmSurg, they believed that the fair valuation for both companies’ stockholders would result in a 50%/50% pro forma ownership split and that the companies appeared to be too far apart to productively engage in further discussions at that time.
On February 19, 2016, TeamHealth received a letter from JANA Master Fund, Ltd. indicating, among other things, that it and its affiliates had acquired over 7% of TeamHealth’s outstanding shares and that it intended to nominate three individuals for election to the TeamHealth Board at the 2016 annual stockholders meeting. JANA Partners LLC (“JANA”) made its letter public the same day.
On February 23, 2016, TeamHealth released its 2015 fourth quarter and full year financial results. During the earnings call that day, TeamHealth’s chief executive officer noted that, in late 2015, the TeamHealth Board had formed a special advisory committee to review potential “value creating alternatives” and that the TeamHealth Board was focused on enhancing long term stockholder value.
Throughout February and March, representatives of TeamHealth engaged in discussions with representatives of JANA, which discussions included, among other things, JANA’s perspective on TeamHealth’s strategic plan, financial performance and board composition. The TeamHealth Board met with representatives of management and TeamHealth’s legal and financial advisors throughout such period to discuss the engagement with JANA.
On March 18, 2016, following additional discussions between representatives of TeamHealth and AmSurg following the public disclosure by JANA of its letter, AmSurg submitted a proposal to combine with TeamHealth, the terms of which were essentially identical to the terms contained in its February 11th proposal. AmSurg cited in its proposal, as rationale for failing to improve upon terms TeamHealth had previously rejected as not in the best interests of its stockholders, general industry headwinds, as well as AmSurg’s perception that TeamHealth was facing integration obstacles with IPC and pressure from an activist stockholder.
On March 19, 2016, the Transaction Committee met telephonically with representatives of senior management, Citi, Goldman Sachs and Simpson Thacher to discuss AmSurg’s proposal of March 18th and the responses thereto, including in light of the ongoing discussions with JANA. The Transaction Committee concluded that further discussion of these topics was warranted at the full board meeting scheduled for the following day.
On March 20, 2016, the Team Health Board met telephonically with representatives of senior management, Citi, Goldman Sachs and Simpson Thacher to discuss AmSurg’s proposal of March 18th. The TeamHealth Board concluded that it was in the best interests of the company to continue discussions with JANA regarding a potential settlement and to notify AmSurg that the TeamHealth Board would consider its proposal in due course. The TeamHealth Board further concluded that it was prudent to defer responding substantively to AmSurg pending resolution of the discussions with JANA.
On March 22, 2016, TeamHealth entered into a cooperation agreement with JANA, which, among other things, provided that in return for JANA agreeing to a standstill, which included an agreement not to commence a proxy contest in support of an alternative slate of directors at TeamHealth’s 2016 annual meeting of stockholders, TeamHealth agreed to add Scott Ostfeld, Partner of JANA and Co-Portfolio Manager of JANA Strategic Investments, and Edwin (Mac) Crawford, former Chairman of CVS Caremark Corporation, to the TeamHealth Board effective concurrently with the execution of the cooperation agreement. Additionally, TeamHealth agreed to appoint Nancy M. Schlichting, Chief Executive Officer of Henry Ford Health System, to the TeamHealth Board in January 2017. On March 23, 2016, TeamHealth issued a press release announcing such entry into a cooperation agreement with JANA. Pursuant to the cooperation agreement, Messrs. Ostfeld and Crawford were also added to the Transaction Committee and, as of the TeamHealth annual meeting of stockholders held on May 25, 2016, Mr. Herring ceased serving on the committee and the TeamHealth Board.

On March 30, 2016, the TeamHealth Board, including Messrs. Ostfeld and Crawford, met telephonically with representatives of senior management, Citi, Goldman Sachs and Simpson Thacher to discuss AmSurg’s revised proposal of March 18th, including the anticipated synergies from any such combination and the potential value to be delivered to the TeamHealth stockholders and perspectives as to AmSurg’s then-current trading multiple and to obtain an update on the discussions at the Transaction Committee meeting the prior day. Representatives of management discussed with the TeamHealth Board their updated financial projections for the years 2016 through 2021, which were circulated to the TeamHealth Board prior to the meeting. Representatives of management updated the TeamHealth Board as to the key drivers of and the rationale for the revised financial projections, including visibility into soft first quarter performance, challenging results and outlook at IPC, and the prospective impact of the same on full year 2016 performance.
Later on March 30, 2016, at the direction of the TeamHealth Board, Mr. Bierman, a non-executive director on the TeamHealth Board whom we refer to as the “Lead Director,” contacted AmSurg to further discuss the potential business combination and to convey a counterproposal reflecting an all-stock combination resulting in greater pro forma ownership of the combined company for TeamHealth’s existing stockholders than was reflected in AmSurg’s March 18th proposal.
On April 3, 2016, the Transaction Committee and, thereafter, the full TeamHealth Board, met telephonically with representatives of senior management, Citi, Goldman Sachs and Simpson Thacher to discuss the status of discussions with AmSurg and the concern that AmSurg would pursue a transaction with another third party, including potentially Party A, instead of TeamHealth. Discussion ensued regarding the complexion of a transaction between AmSurg and Party A and how such a transaction would compare financially and strategically with a transaction between TeamHealth and either AmSurg or Party A.
On April 4, 2016, at the direction of the TeamHealth Board, Dr. Massingale contacted a representative of Party A to reaffirm its interest in exploring a potential business combination and to convey the support of the TeamHealth Board in pursuing a transaction with Party A. TeamHealth representatives followed up on its proposal by submitting a proposal letter to Party A on April 7, 2016 reflecting an all-stock combination resulting in pro forma ownership of the combined company of 60% by Party A’s existing stockholders and 40% by TeamHealth’s existing stockholders.
On April 7, 2016, a representative of AmSurg contacted the Lead Director to indicate that AmSurg had decided not to continue exploring a transaction with TeamHealth at that time.
On April 13, 2016, a representative of Party A contacted a representative of TeamHealth to indicate that Party A had decided not to continue exploring a transaction with TeamHealth.
On May 17, 2016, at a meeting between Dr. Massingale and a private equity firm, which we refer to as “Party B,” Party B indicated it would be interested in exploring a potential acquisition of the company. Party B did not discuss any transaction details, and following the meeting Dr. Massingale conveyed the indication of interest to the Lead Director.
On May 26, 2016, the TeamHealth Board met in person with members of senior management to discuss various operational updates, including the status of TeamHealth’s Bundled Payments for Care Improvement initiative, as well as certain strategic options potentially available to TeamHealth, including the potential acquisition of Florida Emergency Physicians, an emergency medicine staffing provider based in Orlando, Florida, which was referred to as “Project Zeus,” and the preliminary overture from Party B. The TeamHealth Board expressed skepticism as to the feasibility of a transaction with a private equity buyer, but concluded that it was in the best interests of the company to explore the potential value proposition contemplated by Party B and to test the seriousness of Party B’s interest. To that end, the TeamHealth Board indicated that Party B should be asked to provide a written proposal outlining key matters, such as valuation, its financing plan and its due diligence requirements.
On June 1, 2016, the Lead Director contacted Party B to indicate that Party B should submit a written proposal if it wished to have the TeamHealth Board consider exploring a potential transaction with Party B.
On June 3, 2016, Party B submitted to the Lead Director a preliminary proposal letter reflecting an acquisition of TeamHealth at a valuation range of  $52-$56 per share in cash. The proposal letter outlined Party B’s financing plans as well as its preliminary expectations with respect to due diligence.

On June 12, 2016, the TeamHealth Board met telephonically with representatives of senior management, Goldman Sachs and Simpson Thacher to discuss Party B’s proposal and the status of Project Zeus. Representatives of Simpson Thacher discussed the TeamHealth Board’s fiduciary duties in connection with their review and consideration of Party B’s preliminary proposal, as well as the various process-related and substantive considerations in connection with the consideration of an all-cash transaction of the type proposed by Party B, including the heightened potential conflicts of management directors in this context. The TeamHealth Board asked Goldman Sachs to continue to advise TeamHealth to assist it in efficiently exploring a potential transaction with Party B as well as other potential strategic alternatives. Goldman Sachs discussed their view of the transaction proposed by Party B, as well as their views regarding other credible private equity buyers. Goldman Sachs noted that the amount of equity required for such a transaction could be challenging and would likely limit credible private equity buyers to a small number, and therefore the TeamHealth Board might consider proceeding with Party B to determine the feasibility of such a transaction and, following such determination, then consider contacting other parties to assess their interest in a potential transaction. The TeamHealth Board discussed the fact that circumstances had changed significantly since the beginning of the year, and that, as a result of such changes, it was prudent for TeamHealth to consider a transaction with Party B and potentially other private equity buyers. Such changes included the improved financing markets, which made a transaction with a private equity firm more feasible than earlier in the year, TeamHealth’s unsuccessful discussions with AmSurg and Party A regarding a strategic business combination and the possibility that AmSurg and Party A would themselves agree to a strategic combination, which, among other things, would create a more formidable competitor to TeamHealth.
On June 15, 2016, AmSurg and Envision Healthcare Holdings, Inc. announced they had entered into a merger agreement.
On June 24, 2016, in order to facilitate the further exploration of discussions regarding a transaction with Party B, TeamHealth and Party B entered into a non-disclosure agreement. Such non-disclosure agreement included a standstill provision that would automatically expire upon TeamHealth entering into a definitive agreement relating to certain extraordinary transactions, including the transactions contemplated by the merger agreement. The non-disclosure agreement also contained a prohibition on Party B contacting debt or equity financing sources without TeamHealth’s prior approval.
On June 27, 2016, representatives of the TeamHealth Board met with another healthcare company that we refer to as “Party C,” which had previously expressed an interest in an acquisition a division of TeamHealth, about whether they may be interested in exploring a potential business combination between Party C and TeamHealth. Party C indicated that it was not interested in exploring a business combination with TeamHealth.
During the remainder of June and the beginning of July, Party B conducted business and financial due diligence.
On July 15, 2016, members of senior management of TeamHealth and Party B met to conduct a high level due diligence meeting, which due diligence was focused on areas that were critical to Party B establishing a more specific value proposal. Given TeamHealth’s interest in affirming the feasibility of a transaction with Party B, including with respect to Party B’s financing, TeamHealth permitted two potential co-investors of Party B to also attend the meeting.
On July 18, 2016, the TeamHealth Board met telephonically with members of senior management to discuss various financial and operational updates, including TeamHealth’s second quarter results, as well as Project Zeus and the preliminary discussions with Party B. Representatives of management reported that, while not yet finalized, second quarter results were likely to underperform Wall Street consensus estimates in several respects. The TeamHealth Board and management further discussed and concluded that the management team would again revise the full year 2016 projections to take into account actual operating results which fell short of the company’s prior forecasts. Representatives of management updated the TeamHealth Board on the due diligence activities of Party B, including the due diligence meeting on July 15th in particular. After further discussion, the members of management, including the management members of the TeamHealth Board, were then excused so that the non-executive directors could meet in executive session to continue discussions. The non-executive directors concluded that TeamHealth management and TeamHealth’s advisors should continue to facilitate Party B’s due diligence to determine if Party B, following completion of its due diligence, would continue to demonstrate interest in a transaction at a valuation that would, in the TeamHealth Board’s determination, deliver sufficient value to the TeamHealth stockholders. The non-executive directors also reaffirmed the expectation that, should Party B continue to demonstrate such an interest, there could be merit in engaging with one or more other potential private equity acquirors to, among other things, enhance competitive tension to drive the highest value possible, and authorized the Lead Director to work with Goldman Sachs to pursue appropriate leads.
On July 22, the updated financial projections, which projections are described further below as the “July Projections” under the heading “— Certain Financial Projections,” were shared with Party B.
During the remainder of July and early August, Party B continued its due diligence.
On August 9, 2016, Party B submitted to the Lead Director a revised proposal letter reflecting an acquisition of TeamHealth for $46 per share in cash. In addition to referencing certain diligence findings in relation to the reduced proposed purchase price, the revised proposal outlined in more detail Party B’s financing plans. In particular, the proposal letter indicated that Party B believed between itself and two co-investors it could fund over 80% of the necessary equity financing, but that it would need to contact additional limited partners to obtain commitments for the remaining equity financing.
Also on August 9, 2016, representatives of Goldman Sachs, at the direction of the Lead Director, contacted Blackstone, who had indicated in late July to representatives of TeamHealth an interest in exploring a potential change of control transaction, to assess its interest in TeamHealth. Blackstone indicated that it remained interested in exploring a potential transaction with TeamHealth and that it was prepared to commence the necessary due diligence and related work immediately to pursue such a transaction, but sought to do so on an exclusive basis. Goldman Sachs indicated that it would convey such interest to the TeamHealth Board and respond in due course.
On August 10, 2016, the TeamHealth Board met telephonically with representatives of senior management, Goldman Sachs and Simpson Thacher to discuss Party B’s revised proposal of August 9th and to assess whether to pursue discussions with, and solicit a proposal from, Blackstone in light of its recent expression of interest. Representatives of Goldman Sachs summarized Party B’s revised proposal, its due diligence efforts to date, including their reaction to TeamHealth’s second quarter earnings, and Party B’s explanation for its reduced valuation. Representatives of Goldman Sachs then discussed a potential process for engaging with Blackstone and other potentially interested parties, but noted that no other parties had made similar overtures to Goldman Sachs. Representatives of Simpson Thacher then discussed the TeamHealth Board’s fiduciary duties in connection with its review and consideration of Party B’s revised proposal and the Blackstone overture. Following discussion with the TeamHealth Board, representatives of management indicated that the company’s financial projections for the years 2016 through 2021 should be updated in light of more recent operating information. The TeamHealth Board requested that management prepare such updates. The TeamHealth Board considered the Blackstone overture and also discussed concerns associated with contacting additional parties regarding a transaction, including the risk of further distracting the management team. The TeamHealth Board concluded that there was merit in permitting Blackstone to commence preliminary due diligence, and that at their next meeting the TeamHealth Board would further consider the desirability of continuing to explore a transaction with Party B or Blackstone in the context of reviewing the company’s revised financial projections.
On August 15, 2016, in order to facilitate such due diligence, TeamHealth and an affiliate of Blackstone entered into a non-disclosure agreement. Such non-disclosure agreement included a standstill provision that would automatically expire upon TeamHealth entering into a definitive agreement relating to certain extraordinary transactions, including the transactions contemplated by the merger agreement. The non-disclosure agreement also contained a prohibition on Blackstone contacting debt or equity financing sources without TeamHealth’s prior approval. Thereafter, the revised financial projections, which projections are described further below as the “August Projections” under the heading “— Certain Financial Projections,” were shared with Blackstone and Party B. The non-disclosure agreement also provided notice to Blackstone that TeamHealth had engaged Simpson Thacher (which had represented Blackstone in connection with its ownership of the company from 2005 up to and following TeamHealth’s

IPO in 2009), as its legal counsel in connection with the potential transaction, and provided a consent from and waiver by Blackstone for such representation of TeamHealth since Simpson Thacher currently represented Blackstone and its affiliates in matters unrelated to Blackstone’s exploration of a potential transaction with TeamHealth. Additionally, on August 16, 2016, TeamHealth provided Simpson Thacher with a waiver with respect to its ongoing representation of Blackstone in matters unrelated to Blackstone’s exploration of a potential transaction with TeamHealth.
On August 16, 2016, members of senior management of TeamHealth and Blackstone met to conduct a high level due diligence meeting, which due diligence was focused on areas that were critical to Blackstone establishing a specific value proposal.
Party B and Blackstone continued to conduct due diligence, including via access to an electronic data room, throughout the remainder of August and September.
On August 24, 2016, an affiliate of Blackstone, on behalf of Blackstone Core Equity Partners L.P., submitted a preliminary proposal letter reflecting an acquisition of TeamHealth at a valuation range of $48-$50 per share in cash. The proposal letter outlined Blackstone’s valuation assumptions, financing plans and additional due diligence requirements, noting its familiarity with the business given its prior ownership of TeamHealth. The proposal also indicated that it was predicated on TeamHealth granting Blackstone eight weeks of exclusivity.
On August 25, 2016, the TeamHealth Board met in person with representatives of senior management for a regularly scheduled board meeting. Representatives of Goldman Sachs and Simpson Thacher joined portions of the meeting to discuss the status of the respective efforts by Party B and Blackstone to further explore a potential transaction, as well as Blackstone’s preliminary proposal of August 24th. In addition to operational and compliance matters, the TeamHealth Board discussed the engagement with Party B and Blackstone and Blackstone’s request for exclusivity in particular. Representatives of Goldman Sachs reviewed a standalone financial analysis of TeamHealth, as well as financial analyses of the Blackstone offer, including in relation to Party B’s most recent offer, and discussed the process for continuing to engage with Party B and Blackstone as well as the landscape of other parties that may be interested in a potential transaction with TeamHealth. The TeamHealth Board instructed Goldman Sachs to indicate to Blackstone that it was premature to discuss exclusivity, but that the company remained willing to further pursue exploration of a transaction in light of Blackstone’s preliminary proposal.
On August 26, 2016, Blackstone indicated to Goldman Sachs that it remained enthusiastic about a transaction and would continue, for the time being, to conduct due diligence in the absence of exclusivity.
On August 28, 2016, at the direction of the TeamHealth Board, the Lead Director separately contacted representatives of Party B and Blackstone to indicate that the TeamHealth Board was amenable to continuing to explore a potential transaction and to provide details regarding the process for such exploration.
On September 6, 2016, TeamHealth announced the appointment of Leif Murphy as its new President and Chief Executive Officer to succeed Michael D. Snow and to replace him as a member of the TeamHealth Board. Mr. Murphy’s appointment followed an extensive search process led by non-executive directors Vicky B. Gregg, Chair of the TeamHealth Compensation Committee, Glenn A. Davenport and Messrs. Ostfeld and Crawford. Mr. Murphy was thereafter thoroughly briefed by other members of management, other directors and TeamHealth’s financial and legal advisors on a range of issues, including the status of discussions with Party B and Blackstone.
The week of September 12, 2016, Mr. Murphy met with Party B and Blackstone, respectively, to introduce himself to both parties and to reiterate TeamHealth’s willingness to continue discussions regarding a transaction notwithstanding the leadership change. Both parties expressed their enthusiasm for the company and the healthcare services space in general. During that week Blackstone and Party B continued their due diligence efforts, including through telephonic meetings with representatives of TeamHealth to discuss legal and regulatory matters and their review of TeamHealth’s business model and financial projections.
On September 13, 2016, at the direction of the TeamHealth Board, representatives of Goldman Sachs separately informed Party B and Blackstone that if they remained interested in pursuing a transaction with TeamHealth they should conclude substantially all of their critical due diligence and submit a revised proposal by September 19th.

On September 19, 2016, Blackstone submitted a revised proposal reflecting an acquisition of TeamHealth for $50 per share in cash and Party B submitted a revised proposal reflecting a valuation range of  $43-$44 per share in cash. In its proposal letter, and as separately conveyed to Goldman Sachs, Blackstone indicated that it would not proceed further unless it was granted four weeks of exclusivity.
On September 21, 2016, the TeamHealth Board met telephonically with representatives of senior management, Goldman Sachs and Simpson Thacher to discuss, among other things, the revised proposals from Party B and Blackstone and the status of Project Zeus. Following a discussion of Project Zeus, representatives of management also provided an update as to the company’s interim financial results for the third quarter, noting that performance was likely to fall short of the quarterly budget, as it had in the prior two quarters. The TeamHealth Board explored the details of the preliminary assessment of the shortfall with management. Representatives of Goldman Sachs then summarized the proposals and presented further financial analyses of the two proposals. Goldman Sachs also discussed Blackstone’s request for four weeks of exclusivity. Among other things, the TeamHealth Board discussed the value differential in the two proposals and the feasibility of each bidder’s proposals and related financing. In the context of considering Blackstone’s request for exclusivity, they also discussed the various mechanisms for ensuring that TeamHealth retain flexibility to pursue a competing proposal while at the same time definitively locking in the potential deal with Blackstone. Representatives of Goldman Sachs and Simpson Thacher then discussed their perspective regarding including a “go-shop” provision in any definitive merger agreement with Blackstone to affirmatively permit TeamHealth and its advisors to solicit competing proposals following execution of a definitive merger agreement. Goldman Sachs indicated that it had not received any indications of interest from other third parties regarding a potential acquisition of or merger with TeamHealth. Representatives of Goldman Sachs also discussed the amount and substance of diligence conducted by Party B and Blackstone and indicated that while Party B had done more diligence during the past few months, Blackstone’s assessment may have been facilitated by its historic knowledge of the business obtained during its ownership of the company from 2005 up to and following its IPO in 2009. Finally, representatives of management provided an update on Project Zeus and indicated their view that it was in the best interests of the company to pursue the transaction notwithstanding the ongoing discussions with Party B and Blackstone. After further discussion, the members of management, including the management members of the TeamHealth Board, and Goldman Sachs were then excused so that the non-executive directors could meet in executive session to continue discussions. The non-executive directors concluded that TeamHealth should grant Blackstone the requested exclusivity given Blackstone’s position that it would not proceed without exclusivity and its proposed valuation relative to Party B’s proposal. The non-executive directors further concluded that TeamHealth’s management and advisors should be instructed to work to finalize a transaction with Blackstone. They also indicated that TeamHealth should move forward with Project Zeus given that there was still uncertainty as to whether a transaction with Blackstone (or Party B) would ultimately materialize.
On September 22, 2016, at the direction of the TeamHealth Board, Goldman Sachs contacted Blackstone to indicate that TeamHealth would agree to exclusivity in order to finalize a transaction expeditiously. Later that day Goldman Sachs contacted Party B to indicate that TeamHealth would not be pursuing a transaction with them at that time.
On September 23, 2016, TeamHealth and Blackstone entered into an exclusivity agreement that provided, among other things, that TeamHealth would cease ongoing discussions with third parties regarding an acquisition proposal and through October 21, 2016 TeamHealth would not solicit alternative acquisition proposals from any third parties. As it commenced diligence, Blackstone requested that TeamHealth provide a waiver to Simpson Thacher permitting its fund lawyers, who serve as Blackstone’s regular fund counsel, to provide fund level assistance and topside structuring support to Blackstone in connection with the potential transaction, subject to the use of separate teams and customary information barriers. TeamHealth provided such waiver on September 27, 2016.
From late September and into October Blackstone continued its due diligence process, covering business, finance, accounting, tax, insurance, human resources, legal and intellectual property matters, which continued throughout October, including through various calls with members of TeamHealth senior management and certain of TeamHealth’s external advisors.
On September 27, 2016, Party B submitted a letter to the Lead Director that noted the significant due diligence work conducted by Party B, provided background context for its most recently reduced proposal and indicated a continued enthusiasm for the TeamHealth business. Pursuant to the terms of the exclusivity agreement with Blackstone, TeamHealth did not engage with Party B.
On October 1, 2016, TeamHealth signed and closed the Project Zeus acquisition.
On October 3, 2016, Simpson Thacher provided a draft merger agreement to Kirkland & Ellis LLP (“Kirkland”), counsel to Blackstone and Parent. The draft merger agreement contemplated, among other things, a 45-day “go-shop” period, a company termination fee equal to 2.75% of transaction equity value and a reverse termination fee equal to 7.5% of transaction equity value. Additionally, the draft merger agreement contemplated that in the event the merger agreement was terminated to accept a superior proposal from a party who had submitted an acquisition proposal during the go-shop period, the company termination fee would be 1.25% of the transaction equity value rather than 2.75%.
On October 4, 2016, The Wall Street Journal reported that TeamHealth was exploring a sale to a private equity firm, citing unnamed sources familiar with the matter. Following that story and related news stories, several third parties, including AmSurg, Party A and certain private equity firms, inquired regarding a potential transaction with TeamHealth. Pursuant to the terms of the exclusivity agreement with Blackstone, TeamHealth did not engage with such parties.
On October 7, 2016, TeamHealth agreed to permit Blackstone to contact J.P. Morgan Securities LLC (“J.P. Morgan”) as a debt financing source to facilitate Blackstone’s efforts to arrange its debt financing. TeamHealth had previously agreed to permit Blackstone to contact certain other debt financing sources, but in light of J.P. Morgan’s role as bookrunner and joint lead arranger, joint bookrunner and administrative agent with respect to TeamHealth’s existing bonds and bank facility, respectively, TeamHealth and J.P. Morgan entered into a letter agreement memorializing the terms of such permission, including an express prohibition on J.P. Morgan disclosing to Blackstone any confidential information it has received from TeamHealth.
On October 12, 2016, Kirkland provided a revised draft of the merger agreement to Simpson Thacher. The revised draft of the merger agreement requested that JANA enter into a support agreement pursuant to which it would agree to vote its shares in favor of the deal, reduced the go shop period to 30 days, contemplated a reverse termination fee of 6% of the transaction equity value, added an expense reimbursement of  $25 million in the event the TeamHealth stockholders vote down the proposed transaction and suggested that additional regulatory closing conditions could be added upon completion of Blackstone’s due diligence. The revised draft also contemplated a company termination fee equal to 3.50% of transaction equity value, payable in certain other situations, including in the event of a willful breach of the merger agreement by TeamHealth, which would be reduced to 2.0% of the transaction equity value in instances where the merger agreement was terminated in connection with a superior proposal made during, and agreed to within 10 days of the end of, the go-shop period.
On October 14, 2016, Kirkland sent Simpson Thacher a draft of the proposed JANA support agreement. Later on October 14th, Simpson Thacher provided Kirkland with the initial draft of the disclosure schedules to the merger agreement.
On October 16, 2016, Simpson Thacher provided Kirkland with a revised draft of the merger agreement, which, among other things, noted that JANA was reviewing the request to sign a support agreement and rejected the request for an expense reimbursement upon a vote down by TeamHealth’s stockholders and the suggestion that additional regulatory closing conditions would be considered. The revised draft also increased the go-shop period to 40 days (to be followed by a 10 business day period to reach agreement with respect to any acquisition proposal submitted during the go-shop period). Simpson Thacher’s revised draft also increased the reverse termination fee to 7% of transaction equity value, reduced the company termination fee to 3% of transaction equity value, further reduced to 1.5% of the transaction equity value in instances where the merger agreement was terminated in connection with a superior proposal made during, and agreed to within 10 business days of the end of, the go-shop period.
On October 18, 2016, Kirkland provided a revised draft of the merger agreement to Simpson Thacher, which draft reflected continued disagreement over the key outstanding issues, but reflected agreement on many of the less significant issues.

On October 20, 2016, the TeamHealth Board met telephonically with representatives of senior management, Goldman Sachs and Simpson Thacher to receive an update on the status of discussions with Blackstone and to discuss the company’s third quarter results. Representatives of senior management indicated they were wrapping up the September and full third quarter results and expected the challenges faced in 2016 to continue to be evident in such results. They further indicated that they would update the financial projections to reflect the third quarter actual results and share such revised projections with Blackstone. These projections were generally consistent with the projections previously reviewed by the TeamHealth Board and shared with Blackstone other than the updates to reflect the most recent operating results. The Lead Director then conveyed a call he had with a representative of Blackstone earlier in the day in which the Blackstone representative reiterated Blackstone’s enthusiasm about a transaction, but noted certain valuation issues arising from headwinds facing the business and the healthcare services sector more generally that would make a transaction at its previously proposed price challenging. Blackstone did not, however, convey a revised proposal during such call. The Lead Director also noted the unsolicited inquiries he, Goldman Sachs and other directors had received from third parties, including private equity and strategic parties, since the October 4th news stories. Representatives of Simpson Thacher provided an update with respect to the negotiations surrounding the terms of the merger agreement, including a summary of its key terms as reflected in the current draft, and the draft JANA support agreement. After further discussion, the members of management, including the management members of the TeamHealth Board, and Goldman Sachs were then excused so that the non-executive directors could meet in executive session to continue discussions. The non-executive directors concluded that in light of the progress made up to that point there was merit in remaining open to pursuing the transaction with Blackstone and to further assess moving forward definitively after understanding Blackstone’s revised view on valuation.
On October 22, 2016, Blackstone provided a revised proposal which, among other things, indicated that while Blackstone continued to have a favorable view of TeamHealth’s business, it was revising its proposal to $43 per share in cash following its extensive due diligence in light of, among other things, TeamHealth’s reduced forecast for the second half of 2016 and certain items Blackstone identified in its continuing due diligence. The proposal also noted that the equity for the transaction would be entirely committed by Blackstone Capital Partners VII, Blackstone’s current $18 billion private equity fund, although Blackstone expected to separately invite certain co-investors to participate in some of the equity commitment. The proposal letter indicated that the proposal would terminate if TeamHealth took any of the actions that would have been restricted by the exclusivity agreement as if the exclusivity period in such agreement had been extended (from the expiration date of October 21st) and also outlined several outstanding due diligence items. Blackstone also furnished TeamHealth with its draft debt and equity commitment letters and limited guarantee.
On October 23, 2016, the TeamHealth Board met telephonically with representatives of senior management, Goldman Sachs and Simpson Thacher to discuss the revised proposal. Representatives of Goldman Sachs discussed Blackstone’s reduced valuation and Blackstone’s remaining due diligence items, which included additional discussions with TeamHealth’s regulatory counsel. Goldman Sachs discussed with the TeamHealth Board certain other financial analyses, including a discounted cash flow (“DCF”) analysis based on TeamHealth’s projections, which had been updated to reflect TeamHealth’s actual third quarter results. These projections are described further below as the “Management Projections” under the heading “— Certain Financial Projections” and, which as described further below, reflected certain refinements after this date that were not significant in nature and which did not impact the DCF analysis. Following discussion, the members of management, including the management members of the TeamHealth Board, and Goldman Sachs, were excused so that the non-executive directors could meet in executive session to continue discussions. The non-executive directors first discussed the financial analyses presented by Goldman Sachs as well as the company’s future prospects, including their view that the Management Projections were likely optimistic in light of the risks and challenges TeamHealth was facing. The non-executive directors concluded that in light of the reduced valuation and outstanding diligence, TeamHealth should facilitate the finalization of Blackstone’s remaining due diligence but should not engage in any further substantive negotiations.
From October 24, 2016 through October 27, 2016, Blackstone and its advisors conducted their remaining due diligence, and reviewed the new civil investigative demand TeamHealth had received from the United States Department of Justice on October 25, 2016 pursuant to the Federal False Claims Act concerning the submission of claims to federal healthcare programs for certain professional services furnished by TeamHealth’s affiliated provider groups at certain healthcare facilities, including healthcare facilities located in Colorado and Texas.
On October 26, 2016, Blackstone submitted another proposal letter to the Lead Director indicating that it had completed its remaining due diligence and remained prepared to move forward with a transaction at $43 per share in cash. The proposal letter also indicated that the proposal would terminate if TeamHealth took any of the actions that would have been restricted by the exclusivity agreement as if the exclusivity period in such agreement had been extended. Also on October 26th, Mr. Murphy and Dr. Massingale had a due diligence call with Blackstone during which they discussed compliance and operational matters, as well as their perspective on opportunities that exist for the business.
On October 27, 2016, at the direction of the TeamHealth Board, the Lead Director contacted a representative of Blackstone to reiterate that TeamHealth was unlikely to pursue a transaction with Blackstone at $43 per share in cash. The Blackstone representative indicated that he would assess the feasibility of a price increase but signaled that any increase would be extremely challenging.
On October 28, 2016, a representative of Blackstone contacted the Lead Director to increase Blackstone’s proposal to $43.50 per share in cash. Later on October 28th, the TeamHealth Board met telephonically with representatives of senior management, Goldman Sachs and Simpson Thacher to discuss the revised proposal. Representatives of Goldman Sachs provided observations on market conditions, including third quarter earnings results of certain healthcare companies, and the revised Blackstone proposal, and discussed a potential process should the TeamHealth Board decide to move forward with Blackstone. The Lead Director then conveyed the substance of the price discussions with Blackstone. As part of discussion regarding Blackstone’s revised offer, a representative of Goldman Sachs noted that TeamHealth’s projections formed the basis of the DCF analysis Goldman Sachs had prepared and shared at the prior meeting. Following discussion, the members of management, including the management members of the TeamHealth Board, and Goldman Sachs, were excused so that the non-executive directors could meet in executive session to continue discussions. The Lead Director began by noting that both Blackstone and the members of senior management confirmed that, consistent with the instructions of the TeamHealth Board, such members of management had not engaged in any discussions regarding their potential retention or compensation with Blackstone following completion of a transaction. The non-executive directors concluded that any such discussions should continue to be deferred to ensure continued alignment of interests between management and the TeamHealth stockholders. The non-executive directors then discussed the revised proposal by Blackstone as well as their view that such proposal likely represented the highest price Blackstone was willing to pay as well as the best value reasonably attainable under the circumstances for the TeamHealth stockholders.
Later on October 28, 2016, Simpson Thacher provided Kirkland with revised drafts of the merger agreement and related disclosure schedules, equity commitment letter, limited guarantee and JANA support agreement.
Also on October 28th, Party B provided the Lead Director with a letter indicating that it remained interested in re-engaging and, furthermore, that if TeamHealth were to enter into a definitive agreement for a transaction with another party, it would be Party B’s likely intent to participate in any go-shop process.
Throughout October 29, 2016, and October 30, 2016, representatives of Simpson Thacher and Kirkland exchanged multiple drafts of the transaction documents.
On October 29, 2016, at the direction of the TeamHealth Board, Goldman Sachs contacted Blackstone to request a further increase to the purchase price. Later on October 29th, Blackstone contacted Goldman Sachs to state that it did not have the ability to increase its price.
On the afternoon of October 30th, Simpson Thacher, TeamHealth, Kirkland and Blackstone discussed and agreed to the key open points in the merger agreement.
On October 30, 2016, the TeamHealth Board met telephonically with representatives of senior management, Goldman Sachs and Simpson Thacher. Prior to the meeting, Steven E. Clifton, Executive Vice President, General Counsel and Corporate Secretary, furnished to the TeamHealth Board an updated disclosure statement provided by Goldman Sachs, which identified prior engagements or relationships between Goldman Sachs and Blackstone (and its affiliates). Representatives of Simpson Thacher provided the TeamHealth Board with an update on the near final draft of the merger agreement and a summary of the changes made to the material terms of the merger agreement since the TeamHealth Board’s meeting on October 20, 2016. After responding to questions, at the request of the TeamHealth Board, Goldman Sachs delivered to the TeamHealth Board an oral opinion, which was subsequently confirmed by delivery of a written opinion, to the effect that, as of the date of its written opinion and based upon and subject to the factors and assumptions set forth in Goldman Sachs’s written opinion, the merger consideration of  $43.50 per share in cash to be paid to the holders (other than Parent and its subsidiaries) of the shares of Team Health common stock pursuant to the merger agreement was fair from a financial point of view to such holders. The full text of the written opinion of Goldman Sachs is attached to this proxy statement as Annex B and is incorporated by reference in this proxy statement in its entirety. See also “The Merger Proposal (Proposal 1) — Opinion of TeamHealth’s Financial Advisor.” Representatives of Simpson Thacher then described the resolutions before the TeamHealth Board. After further discussion by the TeamHealth Board, including further discussion of the resolutions to be adopted by the TeamHealth Board, the TeamHealth Board unanimously approved and declared advisable and fair to and in the best interests of TeamHealth and its stockholders, the merger agreement, the limited guarantee and the JANA support agreement, in each case, substantially in the form presented to the TeamHealth Board, and the merger, and unanimously recommended that TeamHealth stockholders vote to adopt the merger agreement.
Following the approval of the TeamHealth Board of the merger and the merger agreement, and also on October 30, 2016, the parties finalized and executed the merger agreement and the other documentation related to the proposed transaction. Blackstone provided executed financing commitment papers providing for its committed financing concurrently with the execution of the merger agreement, and Blackstone and JANA executed the JANA support agreement concurrently with the execution of the merger agreement.
On October 31, 2016, prior to commencement of trading of TeamHealth’s common stock on the NYSE, TeamHealth and Blackstone issued a joint press release announcing the proposed transaction.
Recommendation of the TeamHealth Board and Reasons for the Merger
The TeamHealth Board recommends that you vote “FOR” the merger proposal.
At a meeting of the TeamHealth Board held on October 30, 2016, the TeamHealth Board, acting in consultation with its outside legal counsel and financial advisor, unanimously determined that the merger, the merger agreement and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of TeamHealth and the TeamHealth stockholders, declared advisable and approved the merger, the merger agreement and the other transactions contemplated by the merger agreement, resolved that the merger agreement be submitted to the TeamHealth stockholders for adoption thereby in accordance with applicable law, the merger agreement and the bylaws of TeamHealth at a special meeting of stockholders and recommended that the TeamHealth stockholders vote to adopt the merger agreement.
When you consider the TeamHealth Board’s recommendation, you should be aware that TeamHealth’s directors may have interests in the merger that may be different from, or in addition to, the interests of TeamHealth stockholders generally. These interests are described in the section entitled “The Merger Proposal (Proposal 1) — Interests of TeamHealth Executive Officers and Directors in the Merger.”
In the course of reaching its decision, the TeamHealth Board consulted with our senior management, financial and legal advisors, reviewed a significant amount of information and considered a number of potentially positive factors with respect to the merger and the other transactions contemplated by the merger agreement, including, among others, the following (not necessarily in order of relative importance):
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Merger consideration.   The TeamHealth Board considered the $43.50 per share in cash to be paid as merger consideration in relation to (i) the TeamHealth Board’s estimate of the current and future value of TeamHealth as an independent entity, (ii) the multiple of enterprise value to EBITDA implied by such price and (iii) the market price of TeamHealth’s common stock on October 3, 2016, the last trading day prior to news reports that TeamHealth was considering a possible sale of the Company.

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Premium.   The TeamHealth Board considered that the $43.50 per share in cash to be paid as merger consideration represents a premium of approximately 33% to the $32.80 per share closing price of TeamHealth’s stock on October 3, 2016, the last trading day before The Wall Street Journal published an article stating that TeamHealth was exploring a potential sale transaction.

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Cash consideration.   The TeamHealth Board considered the fact that the merger consideration would be paid solely in cash, which, compared to non-cash consideration, provides certainty and immediate liquidity and value to our stockholders, enabling our stockholders to realize value that has been created at TeamHealth while eliminating long-term business and execution risk.

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Strategic alternatives.   The TeamHealth Board considered the potential values, benefits, risks and uncertainties facing TeamHealth’s stockholders associated with possible strategic alternatives to the merger (including alternative acquisition proposals and scenarios involving the possibility of remaining independent), and the timing and likelihood of accomplishing such alternatives, taking into account the fact that TeamHealth had engaged in extensive discussions with potential acquirors over the course of the prior year preceding the negotiation of the transaction with Parent. The TeamHealth Board also considered its alternatives in light of the risks associated with remaining an independent, stand-alone company, including what appeared to be increasing difficulties in meeting management financial projections. Based on the foregoing, the TeamHealth Board considered that none of these options, on a risk adjusted basis, was reasonably likely to create value for TeamHealth stockholders greater than the merger consideration. The TeamHealth Board also considered that, during the go-shop period, TeamHealth may, subject to the terms and conditions of the merger agreement, solicit, initiate, or encourage, or engage in discussions or negotiations regarding, an acquisition proposal from a person other than Parent, and may ultimately terminate the merger agreement to accept a superior proposal from such person, as more fully described in the section entitled “The Merger Agreement — Go-Shop Period; Restrictions on Solicitation of Acquisition Proposals” on page [•].

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Fairness opinion.   The TeamHealth Board considered the financial analyses presented by Goldman Sachs, as well as the oral opinion of Goldman Sachs rendered to the TeamHealth Board on October 30, 2016, which was subsequently confirmed in writing in an opinion, dated October 30, 2016, to the TeamHealth Board to the effect that, as of such date and based upon and subject to the factors and assumptions set forth in Goldman Sachs’s written opinion, the merger consideration of  $43.50 per share in cash to be paid to holders (other than Parent and its subsidiaries) of shares of TeamHealth common stock pursuant to the merger agreement was fair from a financial point of view to such holders. The Goldman Sachs opinion is more fully described in “The Merger Proposal (Proposal 1) — Opinion of TeamHealth’s Financial Advisor” and the full text of the opinion is attached to this proxy statement as Annex B.

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Negotiations with Parent.   The TeamHealth Board considered the benefits that we and our advisors were able to obtain during our extensive negotiations with Parent and that the merger agreement was the product of arm’s-length negotiations and contained terms and conditions that were, in the TeamHealth Board’s view, advisable and favorable to TeamHealth and its stockholders.

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Timing of Parent’s Offer.   The timing of the merger and the risk that if TeamHealth did not accept Parent’s offer, which Parent had indicated was the highest offer it would make, at the time that it did, the TeamHealth Board might not have had another opportunity to do so.

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TeamHealth’s current condition.   The TeamHealth Board considered information with respect to our financial condition, results of operations, competitive position and business strategy, on both a historical and prospective basis, as well as current industry, regulatory, economic and market conditions, trends and cycles.

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TeamHealth’s future prospects.   The TeamHealth Board considered TeamHealth’s future prospects if we were to remain independent, including the competitive landscape and the business, financial and execution risks, our relationships with clients, physicians, providers and suppliers, and the risks associated with continued independence discussed below.

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Risks associated with continued independence.   While the TeamHealth Board remained supportive of our strategic plan and optimistic about our prospects on a standalone basis, it also considered the risks associated with operating as a standalone company, including the potential execution risks associated with the strategic plan, the achievability of meeting financial projections and the potential risk associated with the possibility that even if our strategic plan is successfully executed, the market may not reflect such execution in TeamHealth’s stock price. The TeamHealth Board also considered risks associated with laws and regulations affecting our industry, including current U.S. and state health reform legislative or implementation initiatives that could affect our operations and business condition and laws and regulations that regulate payments for medical services made by government sponsored or government regulated healthcare programs that could cause our revenues to decrease. The TeamHealth Board concluded that the merger consideration enabled TeamHealth’s stockholders to realize a substantial portion of TeamHealth’s potential future value without the market or execution risks associated with continued independence.

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Economic conditions.   The TeamHealth Board considered the current state of the economy, debt financing markets and uncertainty surrounding forecasted economic conditions both in the near term and the long term, generally, and within our industry in particular which could reduce net revenue generated by our clients.

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Merger agreement.   The TeamHealth Board considered, in consultation with its counsel, the terms of the merger agreement, including:

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the right of TeamHealth to initiate, solicit or encourage and engage in, enter into, continue or otherwise participate in any discussions or negotiations with regard to any acquisition proposal from any person other than Parent during the go-shop period and if TeamHealth receives during such period a written acquisition proposal from any such person that the TeamHealth Board determines in good faith, after consultation with its outside legal counsel and financial advisor, would reasonably be expected to lead to a superior proposal TeamHealth may continue to initiate, engage in, continue or otherwise participate in any discussions or negotiations with such “excluded party” regarding any acquisition proposal, including with respect to an amended proposal, submitted by such excluded party, for up to ten business days following the conclusion of the go-shop period. If the merger agreement is terminated by TeamHealth (subject to certain notice requirements and “matching rights” in favor of Parent) in connection with its entering into a definitive agreement with such an excluded party with respect to a superior proposal, then TeamHealth would have an obligation to pay Parent a reduced termination fee of  $50.4 million;

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the representations, warranties and covenants of the parties, the conditions to the parties’ obligations to complete the merger and their ability to terminate the merger agreement;

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the fact that the consummation of the merger is not conditioned on Parent’s ability to obtain financing;

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the fact that TeamHealth has sufficient operating flexibility to conduct its business in the ordinary course between the execution of the merger agreement and consummation of the merger;

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the obligation of Parent under certain circumstances to pay us a reverse termination fee of $201.7 million, including the guarantee thereof pursuant to the terms and conditions of the limited guarantee;

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the fact that the definition of  “material adverse effect” has a number of customary exceptions and is generally a very high standard as applied by courts;

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the right of TeamHealth and the TeamHealth Board to respond to a competing superior proposal from any bidder after the no-shop period start date and prior to obtaining the TeamHealth stockholder approval if the TeamHealth Board determines in good faith, after consultation with its outside legal counsel and financial advisor, that such acquisition proposal either constitutes a superior proposal or is reasonably likely to lead to a superior proposal and that failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law, subject to certain notice requirements and “matching rights” in favor of Parent and the entry into an acceptable confidentiality agreement and its ability to terminate the merger agreement to accept an acquisition proposal that the TeamHealth Board determines, after consultation with its outside legal counsel and financial advisor, would, if consummated, result in a superior proposal, provided that we pay Parent the applicable termination fee;
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the belief of the TeamHealth Board that, although the termination fee provisions might have the effect of discouraging competing third-party proposals, such provisions are customary for transactions of this type, and its belief that the $50.4 million termination fee with respect to terminations for superior proposals made by third parties who made superior proposals during the go-shop period, and the higher $100.8 million termination fee with respect to terminations made for superior proposals made after the no-shop period start date by any person other than an excluded party, were reasonable in the context of comparable transactions and the likelihood that fees of such sizes would not be a meaningful deterrent to alternative acquisition proposals;

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the TeamHealth Board’s right to change its recommendation in connection with an intervening event or a superior proposal prior to obtaining the TeamHealth stockholder approval if the TeamHealth Board has determined in good faith, after consultation with its outside legal counsel and, in the case of a superior proposal, its financial advisor, that the failure to make such change in recommendation would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, subject to certain notice requirements and “matching rights”; and

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TeamHealth’s right, under specified circumstances, to specifically enforce Parent’s obligations under the merger agreement, including Parent’s obligation to enforce the equity commitment letter in order to consummate the merger.

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Financing.   The TeamHealth Board considered the fact that Parent has obtained committed debt financing for the transaction from reputable financial institutions, and that Parent has obtained committed equity financing from Blackstone Capital Partners VII for the full amount of equity required in connection with such committed debt financing, as well as the fact that Parent must use its reasonable best efforts to consummate the debt financing and the equity financing and that such funding provides for funding of an amount sufficient to cover the aggregate per share merger consideration, all fees and expenses required to be paid by Parent, Merger Sub and the surviving corporation in connection with the merger and the financing, the refinancing of any outstanding indebtedness of TeamHealth and all other payment obligations of Parent, Merger Sub and the surviving corporation.

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Likelihood of consummation.   The TeamHealth Board considered the likelihood that the merger would be completed, in light of, among other things, the conditions to the merger and the absence of a financing condition, the relative likelihood of obtaining required regulatory approvals, and the remedies available to us under the merger agreement, as well as the level of commitment by Parent to obtain the applicable consents imposed by regulators in connection with securing such approvals, including the commitment to sell, divest, dispose of or license assets, properties, products, rights, services or businesses of TeamHealth or TeamHealth’s subsidiaries and affiliated physician groups.

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Blackstone’s reputation.   The TeamHealth Board considered the business reputation and capabilities of Blackstone and its management, and Blackstone’s general ability to complete acquisition transactions.

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Appraisal Rights.   The TeamHealth Board considered the fact that stockholders who do not vote to adopt the merger agreement and who comply with the requirements of the DGCL will have the right to dissent from the merger and to demand appraisal of the fair value of their shares under the DGCL.

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Stockholders’ ability to reject the merger.   The TeamHealth Board considered the fact that the merger is subject to the adoption of the merger agreement by the affirmative vote of holders of a majority of the outstanding shares of TeamHealth common stock entitled to vote thereon.

In the course of reaching its decision, the TeamHealth Board also considered a number of potentially negative factors with respect to the merger and the other transactions contemplated by the merger agreement including, among others, the following (not necessarily in the order of relative importance):
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Participation in future gains.   The TeamHealth Board considered the fact that we will no longer exist as an independent public company and TeamHealth stockholders will forgo any future increase in TeamHealth’s value that might result from our earnings or possible growth as an independent company. The TeamHealth Board was optimistic about our prospects on a standalone basis, but concluded that the premium reflected in the merger consideration constituted fair compensation for the loss of the potential stockholder benefits that could be realized by our strategic plan particularly on a risk-adjusted basis and in light of the achievability of our financial projections.

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Regulatory risk.   The TeamHealth Board considered the risk that the completion of necessary regulatory reviews, the completion of which is beyond TeamHealth’s control, may be delayed, conditioned or denied.

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Risks associated with a failure to consummate the merger.   The TeamHealth Board considered the fact that there can be no assurance that all conditions to the parties’ obligations to consummate the merger will be satisfied and as a result the possibility that the merger might not be completed, and the fact that any reverse termination fee may not fully compensate TeamHealth for the costs of non-consummation in the circumstances in which it is payable. The TeamHealth Board noted the fact that, if the merger is not completed, (i) we will have incurred significant risk, transaction expenses and opportunity costs, including the possibility of disruption to our operations, diversion of management and employee attention, employee attrition and a potentially negative effect on our business and client relationships, (ii) depending on the circumstances that caused the merger not to be completed, it is likely that the price of TeamHealth’s common stock will decline, potentially significantly and (iii) the market’s perception of our prospects could be adversely affected.

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Financing risk.   The TeamHealth Board considered the risk that, while the merger agreement is not subject to any financing condition, if Parent fails to obtain sufficient financing, the merger is unlikely to be consummated.

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Restrictions on the operation of our business.   The TeamHealth Board considered the restrictions on the conduct of our business prior to the completion of the merger, including restrictions on realizing certain business opportunities or taking certain actions with respect to our operations we would otherwise take absent the pending merger.

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Non-solicitation provision.   The TeamHealth Board considered the fact that the merger agreement precludes us from actively soliciting alternative proposals after the no-shop period start date.

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Termination fees.   The TeamHealth Board considered the possibility that the $50.4 million termination fee payable to Parent with respect to terminations for superior proposals made by excluded parties, and the higher $100.8 million termination fee payable to Parent with respect to terminations made for superior proposals made after the no-shop period start date by any person other than an excluded party, might have the effect of discouraging alternative acquisition proposals or reducing the price of such proposals.

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Parent Termination Fee.   The TeamHealth Board considered the fact that TeamHealth’s monetary remedy in connection with a breach of the merger agreement by Parent or Merger Sub is limited to the amount of the $201.7 million Parent termination fee plus reasonable and documented out-of-pocket costs and expenses up to $5 million in connection with enforcing the payment of the Parent termination fee, and may not be sufficient to compensate TeamHealth for losses suffered as a result of a breach of the merger agreement by Parent or Merger Sub.

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Tax treatment.   The TeamHealth Board considered the fact that any gains arising from the receipt of the merger consideration would generally be taxable to TeamHealth’s stockholders that are U.S. holders for U.S. federal income tax purposes.

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Stockholder Litigation.   The TeamHealth Board considered the likelihood of distracting litigation from stockholder suits in connection with the merger.

While the TeamHealth Board considered potentially positive and potentially negative factors, the TeamHealth Board concluded that, overall, the potentially positive factors outweighed the potentially negative factors. Accordingly, the TeamHealth Board unanimously determined that the merger, merger agreement and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of TeamHealth and its stockholders.
The foregoing discussion is not intended to be an exhaustive list of the information and factors considered by the TeamHealth Board in its consideration of the merger, but includes the material positive factors and material negative factors considered by the TeamHealth Board in that regard. In view of the number and variety of factors and the amount of information considered, the TeamHealth Board did not find it practicable to, nor did it attempt to, make specific assessments of, quantify, or otherwise assign relative weights to, the specific factors considered in reaching its determination. In addition, individual members of the TeamHealth Board may have given different weights to different factors. Based on the totality of the information presented, the TeamHealth Board collectively reached the unanimous decision to approve and declare advisable and fair to and in the best interests of TeamHealth and its stockholders, the merger, the merger agreement and the other transactions contemplated by the merger agreement in light of the factors described above and other factors that the members of the TeamHealth Board felt were appropriate.
Portions of this explanation of TeamHealth’s reasons for the merger and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”
Opinion of TeamHealth’s Financial Advisor
At a meeting of the TeamHealth Board held on October 30, 2016, Goldman Sachs rendered to the TeamHealth Board its oral opinion, subsequently confirmed in writing, to the effect that, as of the date of its written opinion and based upon and subject to the factors and assumptions set forth in Goldman Sachs’s written opinion, the merger consideration of  $43.50 in cash per share to be paid to the holders (other than Parent and its affiliates) of the shares of TeamHealth common stock pursuant to the merger agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated October 30, 2016, which sets forth assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex B and is incorporated by reference herein. The summary of the Goldman Sachs opinion contained in this proxy statement is qualified in its entirety by reference to the full text of Goldman Sachs’s written opinion. Goldman Sachs’s advisory services and opinion were provided for the information and assistance of the TeamHealth Board in connection with its consideration of the proposed transaction and the opinion does not constitute a recommendation as to how any holder of TeamHealth common stock should vote with respect to the merger proposal or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
•
the merger agreement;

•
annual reports to stockholders and Annual Reports on Form 10-K of TeamHealth for the five fiscal years ended December 31, 2015;

•
certain interim reports to stockholders and Quarterly Reports on Form 10-Q of TeamHealth;

•
certain other communications from TeamHealth to its stockholders;

•
certain publicly available research analyst reports for TeamHealth; and

•
certain internal financial analyses and forecasts for TeamHealth prepared by its management, as approved for Goldman Sachs’s use by TeamHealth, which are referred to below as “Management Projections” and which are summarized below under “Certain Financial Projections”.

Goldman Sachs also held discussions with members of the senior management of TeamHealth regarding their assessment of the past and current business operations, financial condition and future prospects of TeamHealth; reviewed the reported price and trading activity for shares of TeamHealth common stock; compared certain financial and stock market information for TeamHealth with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the outsourced physician services industry and in other industries; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering its opinion, Goldman Sachs, with the consent of TeamHealth, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, Goldman Sachs, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the consent of TeamHealth that the Management Projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of TeamHealth. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of TeamHealth or any of its subsidiaries, and Goldman Sachs was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the proposed transaction will be obtained without any adverse effect on the expected benefits of the proposed transaction in any way meaningful to its analysis. Goldman Sachs assumed that the proposed transaction will be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
Goldman Sachs’s opinion does not address the underlying business decision of TeamHealth to engage in the proposed transaction, or the relative merits of the proposed transaction as compared to any strategic alternatives that may be available to TeamHealth; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs was not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, TeamHealth or any other alternative transaction. Goldman Sachs’s opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of shares of TeamHealth common stock, as of the date of the opinion, of the merger consideration of  $43.50 in cash per share to be paid to such holders pursuant to the merger agreement. Goldman Sachs did not express any view on, and its opinion does not address, any other term or aspect of the merger agreement, the proposed transaction or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the proposed transaction, including, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of TeamHealth; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of TeamHealth, or class of such persons, in connection with the proposed transaction, whether relative to the merger consideration of  $43.50 in cash per share to be paid to the holders (other than Parent and its affiliates) of shares of TeamHealth common stock pursuant to the merger agreement or otherwise. Goldman Sachs did not express any opinion as to the impact of the proposed transaction on the solvency or viability of TeamHealth or Parent or the ability of TeamHealth or Parent to pay their respective obligations when they come due. Goldman Sachs’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of the opinion, and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of the opinion. Goldman Sachs’s advisory services and its opinion were provided for the information and assistance of the TeamHealth Board in connection with its consideration of the proposed transaction, and the opinion does not constitute a recommendation as to how any holder of shares of TeamHealth common stock should vote with respect to the proposed transaction or any other matter. Goldman Sachs’s opinion was approved by a fairness committee of Goldman Sachs.

The following is a summary of the material financial analyses delivered by Goldman Sachs to the TeamHealth Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’s financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before October 28, 2016 and is not necessarily indicative of current market conditions.
Implied Premia and Multiple Analysis
Goldman Sachs analyzed the merger consideration of  $43.50 in cash per share to be paid to the holders of shares of TeamHealth common stock pursuant to the merger agreement in relation to:
•
the closing price per share of TeamHealth common stock as of October 3, 2016, the day before The Wall Street Journal published an article stating that TeamHealth was exploring a potential sale transaction;

•
the closing price per share of TeamHealth common stock as of October 28, 2016;

•
the volume weighted average price for the shares of TeamHealth common stock over the 30 calendar day period ended October 3, 2016;

•
the volume weighted average price for the shares of TeamHealth common stock over the 90 calendar day period ended October 3, 2016; and

•
the highest trading price for the shares of TeamHealth common stock over the 52 week period ended October 28, 2016.

The results of this analysis are as follows:
Reference Price Per Share	Implied Premium (Discount) Represented by the Merger Consideration of $43.50 Per Share
October 3, 2016 Closing Price of $32.80	32.6%
October 28, 2016 Closing Price of $36.80	18.2%
30-day VWAP of $33.00	31.8%
90-day VWAP of $36.28	19.9%
52-week high of $59.71	(27.1)%
In addition, Goldman Sachs calculated the implied enterprise value for TeamHealth, referred to as the “Implied Transaction Enterprise Value,” by multiplying the merger consideration of  $43.50 per share by the total number of fully diluted shares of TeamHealth common stock outstanding calculated using the shares and other equity securities outstanding as of October 21, 2016 as provided by TeamHealth management, and adding to the result the amount of TeamHealth’s net debt (debt less cash, referred to as “Net Debt”) as of June 30, 2016, adjusted (except as noted below) to take into account the debt incurred by TeamHealth for its acquisition of Florida Emergency Physicians, or “FEP,” and certain one-time expenses as provided by TeamHealth management.
Goldman Sachs then calculated the Implied Transaction Enterprise Value as multiples of:
•
TeamHealth’s earnings before interest, taxes, depreciation and amortization as adjusted as described below, or “Adjusted EBITDA,” for the four quarter period ended June 30, 2016, on a pro forma basis giving effect to TeamHealth’s acquisition of IPC, but excluding the effect of TeamHealth’s acquisition of FEP, referred to below as “PF LTM 6/30 Adjusted EBITDA” (and also excluding for purposes of calculating the Implied Transaction Enterprise Value, the debt incurred by TeamHealth for its acquisition of FEP and certain one-time expenses as discussed with management);

•
TeamHealth’s Adjusted EBITDA for the four quarter period ended September 30, 2016, on a pro forma basis giving effect to TeamHealth’s acquisition of IPC but excluding the effect of TeamHealth’s acquisition of FEP, referred to below as “PF LTM 9/30 Adjusted EBITDA” (and excluding for purposes of calculating the Implied Transaction Enterprise Value, the debt incurred by TeamHealth for its acquisition of FEP and certain one-time expenses as discussed with management);

•
the estimate of TeamHealth’s Adjusted EBITDA for 2016 as reflected in the Management Projections, referred to below as “2016E Adjusted EBITDA”;

•
the estimate of TeamHealth’s Adjusted EBITDA for 2016 on a pro forma basis giving effect to TeamHealth’s acquisition of IPC and FEP as reflected in the Management Projections, referred to below as “PF 2016E Adjusted EBITDA”;

The Adjusted EBITDA used by Goldman Sachs for purposes of its analyses includes adjustments to reflect gains or losses associated with TeamHealth’s non-qualified retirement plan, historical and projected transaction-related costs, expenses and fees related to the acquisition of shares of TeamHealth common stock by JANA in February 2016, costs related to equity-based compensation, and write-off of deferred financing costs and certain financing fees and expenses as directed by TeamHealth’s management.
The results of these calculations were as follows:
Implied Transaction Enterprise Value as a multiple of:	Multiples
PF LTM 6/30 Adjusted EBITDA	12.7x
PF LTM 9/30 Adjusted EBITDA	12.9x
2016E Adjusted EBITDA	12.2x
PF 2016E Adjusted EBITDA	11.7x
Illustrative Present Value of Future Stock Price Analyses
Goldman Sachs performed an illustrative analysis of the implied present value of the future value per share of TeamHealth common stock as of June 30, 2016.
Using the Management Projections, Goldman Sachs first derived a range of theoretical per share future values for the shares of TeamHealth common stock as of December 31 of each of 2016 through 2020, by: (i) applying illustrative one year forward enterprise value / Adjusted EBITDA multiples ranging from 9.0x to 11.5x, to estimates of TeamHealth’s Adjusted EBITDA for the following full year, as reflected in the Management Projections, to derive a range of implied enterprise values for TeamHealth as of December 31 of the applicable year; (ii) subtracting estimated Net Debt of TeamHealth as of December 31 of such year as reflected in the Management Projections from the resulting range of implied enterprise values as of December 31 of such year, to yield a range of implied equity values for TeamHealth as of December 31 of such year; and (iii) dividing the resulting range of implied equity values by the total number of fully diluted shares of TeamHealth common stock, as projected by TeamHealth management, to be outstanding as of December 31 of such year.
Using an illustrative discount rate of 10.2%, reflecting an estimate of TeamHealth’s cost of equity, Goldman Sachs discounted to present value as of June 30, 2016 the range of theoretical future values per share it derived as of December 31 of each of 2016 through 2020 to yield illustrative present values per share of TeamHealth common stock ranging from $33.55 to $71.10.
Premiums Paid Analysis
Goldman Sachs analyzed the premiums paid in 100% cash acquisitions of publicly traded companies in the United States from January 2011 to October 2016 with enterprise value ranging from $4 to $8 billion. For each year, using publicly available information, Goldman Sachs calculated the median premiums of the price paid in the transactions to the last undisturbed closing stock price of the target company prior to the announcement of the transaction. This analysis indicated median premiums paid of: 41.6% for 2011; 43.0% for 2012; 31.1% for 2013; 24.8% for 2014; 28.9% for 2015; and 21.6% for 2016. Based on this analysis,

Goldman Sachs applied a range of illustrative premiums of 20.0% to 45.0% to the closing price per share of TeamHealth common stock on October 3, 2016, the day before The Wall Street Journal published an article stating that TeamHealth was exploring a potential sale transaction. This analysis resulted in a range of implied values from $39.35 to $47.55 per share of TeamHealth common stock.
Selected Precedent Transactions Analysis
Goldman Sachs analyzed certain publicly available information relating to the selected acquisition transactions listed below announced since October 2005 involving target companies in the outsourced physician services industry.
With respect to each of the selected transactions, Goldman Sachs calculated the implied enterprise value of the applicable target company using the announced consideration paid in the applicable transaction, as a multiple of the target company’s EBITDA for the four quarter period ended prior to announcement of the respective transaction, which we refer to as “LTM EBITDA,” based on information in public filings. The results of these calculations are set forth below.
Announcement Date	Target	Acquiror	EV/LTM EBITDA
October 11, 2005	Team Health, Inc.	The Blackstone Group L.P.	8.8x
May 21, 2007	Sheridan Healthcare, Inc.	Hellman & Friedman LLC	12.1x
February 14, 2011	Emergency Medical Services Corporation	Clayton, Dubilier & Rice, Inc.	9.7x
May 21, 2012	Healthcare Partners Holdings, LLC	Davita Inc.	8.4x
October 22, 2012	CHG Healthcare Services, Inc.	Leonard Green & Partners, L.P.; Ares Management LLC	12.6x
May 29, 2014	Sheridan Healthcare, Inc.	Amsurg Corp.	12.2x
August 4, 2015	IPC Healthcare, Inc.	Team Health Holdings, Inc.	22.2x
June 17, 2016	Envision Healthcare Holdings, Inc.	Amsurg Corp.	12.6x
Although none of the selected transactions are directly comparable to the proposed transaction, the target companies in the selected transactions were companies with operations that, for the purposes of analysis, may be considered similar to certain of TeamHealth’s financial results, and as such, for purposes of the analysis, the selected transactions may be considered similar to the proposed transaction.
Using the results of the foregoing calculations and Goldman Sachs’s analyses of the various transactions and its professional judgment, Goldman Sachs applied a reference range of LTM EBITDA multiples of 8.4x to 12.6x to TeamHealth’s PF LTM 6/30 Adjusted EBITDA to derive a range of implied enterprise values for TeamHealth. Goldman Sachs subtracted from the range of implied enterprise values the amount of TeamHealth’s Net Debt as of June 30, 2016 (adjusted to take into account the debt incurred by TeamHealth for its acquisition of FEP and certain one-time expenses as provided by TeamHealth management) and divided the result by the total number of fully diluted shares of TeamHealth common stock outstanding calculated using the shares and other equity securities outstanding as of October 21, 2016 as provided by TeamHealth management, to derive a reference range of implied per share values for TeamHealth of  $16.85 to $42.95.
Illustrative Discounted Cash Flow Analyses
Using the Management Projections, Goldman Sachs performed an illustrative discounted cash flow analysis for TeamHealth.
Using mid-year convention and discount rates ranging from 7.5% to 8.5%, reflecting estimates of the weighted average cost of capital of TeamHealth, Goldman Sachs discounted to present value as of June 30, 2016, (a) estimates of unlevered free cash to be generated by TeamHealth for the period from June 30, 2016 to December 31, 2021, as reflected in the Management Projections, and (b) a range of illustrative terminal values for TeamHealth, which were calculated by applying perpetuity growth rates ranging from 2.0% to 3.0% to a terminal year estimate of the unlevered free cash flow to be generated by TeamHealth as reflected in the Management Projections. Goldman Sachs then derived a range of illustrative enterprise values for TeamHealth by adding the ranges of present values it derived as described above.
Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for TeamHealth the Net Debt of TeamHealth as of June 30, 2016 (adjusted to take into account the debt incurred by TeamHealth for its acquisition of FEP) to derive an illustrative range of equity values for TeamHealth. Goldman Sachs then divided the range of illustrative equity values it derived for TeamHealth by the total number of fully diluted shares of TeamHealth common stock outstanding calculated based on the shares and other equity securities outstanding as of October 21, 2016 as provided by TeamHealth management, to derive a range of illustrative present values per share of TeamHealth common stock ranging from $43.20 to $74.65.
Selected Publicly Traded Companies Analysis
Using publicly available information, Goldman Sachs compared certain ratios and financial and operating information for TeamHealth with corresponding information for a selected group of publicly traded companies in the outsourced physician services industry. Goldman Sachs selected these companies because they are companies with operations that for purposes of analysis may be considered similar to certain operations of TeamHealth. The selected companies were:
•
Amsurg Corp.

•
MEDNAX, Inc.

•
Envision Healthcare Holdings, Inc.

Goldman Sachs calculated an implied equity value for TeamHealth based on the closing price per share of TeamHealth common stock on October 3, 2016, the day before The Wall Street Journal published an article stating that TeamHealth was exploring a potential sale transaction, and each of the selected companies based on their respective closing share prices as of October 28, 2016 and the number of fully diluted shares of each of TeamHealth and the selected companies, calculated based on its most recent publicly available SEC filings. Goldman Sachs calculated an implied enterprise value for TeamHealth and each selected company by adding to the implied equity value it calculated for TeamHealth and each selected company the amount of TeamHealth’s and each selected company’s Net Debt as reflected in its most recent publicly available balance sheet.
Using estimates of EBITDA for the twelve month period ended October 3, 2017 for TeamHealth and October 28, 2017 for each of the selected companies, referred to below as “NTM EBITDA,” derived from IBES median estimates or Wall Street research analyst consensus estimates, and the implied enterprise values it calculated for TeamHealth and each selected company as described above, Goldman Sachs calculated implied enterprise value as a multiple of NTM EBITDA. The results of these calculations are set forth below.
Enterprise Value/NTM EBITDA Multiple(1)
Envision Healthcare Holdings, Inc.	8.1x
Amsurg Corp.	8.9x
MEDNAX, Inc.	9.3x
Team Health Holdings, Inc.	8.9x

(1)
Enterprise value and NTM EBITDA exclude minority interest.

None of the selected comparable companies is identical to TeamHealth. Accordingly, a complete analysis of the results of the foregoing calculations cannot be limited to a quantitative review of the results and involves complex considerations and judgments concerning differences in financial and operating characteristics of the selected comparable companies and other factors that could affect the public trading dynamics of the selected comparable companies, as well as those of TeamHealth.

General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’s opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to TeamHealth or the proposed transaction.
Goldman Sachs prepared these analyses for purposes of providing its opinion to the TeamHealth Board as to the fairness from a financial point of view to the holders (other than Parent and its affiliates) of TeamHealth common stock, as of the date of the opinion, of the merger consideration of  $43.50 in cash per share of TeamHealth common stock to be paid to such holders pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of TeamHealth, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The merger consideration was determined through arm’s-length negotiations between TeamHealth and Blackstone (and its affiliates) and was approved by the TeamHealth Board. Goldman Sachs provided advice to TeamHealth during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to TeamHealth or that any specific amount of consideration constituted the only appropriate consideration for the proposed merger.
As described above, Goldman Sachs’s opinion was one of many factors taken into consideration by the TeamHealth Board in considering the proposed transaction. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the delivery of its fairness opinion to the TeamHealth Board and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B to this proxy statement.
Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of TeamHealth, Parent and any of their respective affiliates and third parties, including Blackstone and its affiliates and portfolio companies, or any currency or commodity that may be involved in the proposed transaction. Goldman Sachs has acted as financial advisor to TeamHealth in connection with, and has participated in certain of the negotiations leading to, the proposed transaction. Goldman Sachs expects to receive fees for its services in connection with the proposed transaction, the principal portion of which is contingent upon consummation of the proposed transaction, and TeamHealth has agreed to reimburse certain of Goldman Sachs’s expenses arising, and indemnify Goldman Sachs against certain liabilities that may arise, out of Goldman Sachs’s engagement. Goldman Sachs has provided certain financial advisory and/or underwriting services to TeamHealth and/or its affiliates from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as a joint bookrunner with respect to private placement of TeamHealth’s 7.25% Senior Notes due 2023 (aggregate principal amount $545,000,000) in November 2015; as a joint lead arranger and joint bookrunner with respect to the “Tranche B” term loans under TeamHealth’s credit facility (aggregate principal amount $1,315,000,000) in November 2015; and as TeamHealth’s financial advisor in connection with the acquisition of shares of TeamHealth common stock by JANA in February 2016. During the two-year period ended October 30, 2016, Goldman Sachs has received compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to TeamHealth and/or its affiliates of approximately $5.3 million. Goldman Sachs also has provided certain financial advisory and/or underwriting services to Blackstone and/or its affiliates and portfolio companies from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunner with respect to an offering of 5.625% Senior Secured Notes due 2025 (aggregate principal amount $2,000,000,000) of Sabine Pass Liquefaction, LLC, a wholly owned subsidiary of Cheniere Energy Partners LP, a portfolio company of Blackstone, in February 2015; as advisor with respect to the sale of AmREIT, Inc., a former portfolio company of Blackstone, in February 2015; as advisor with respect to the sale of the northern California portfolio of Equity Office Properties Trust, a portfolio company of Blackstone, in April 2015; as joint bookrunner with respect to (i) a public offering of 22,222,222 shares of Class A common stock of Summit Materials LLC (“Summit”), a portfolio company of Blackstone, in March 2015, and (ii) a public offering of 19,500,000 shares of Class A common stock of Summit, in August 2015; as co-financial advisor with respect to the sale of SunGard Data Systems, Inc., a former portfolio company of Blackstone, in November 2015; and as a joint lead arranger with respect to Blackstone’s investment in JDA Software Group, Inc., in September 2016. During the two-year period ended October 30, 2016, Goldman Sachs has received compensation for financial advisory and/or underwriting services provided by its Investment Banking Division directly to Blackstone and/or to its affiliates and portfolio companies (which may include companies that are not controlled by Blackstone) of approximately $165 million. The information disclosed in this paragraph is based upon information provided by Goldman Sachs. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to TeamHealth and its affiliates and Blackstone and its affiliates and portfolio companies for which its Investment Banking Division may receive compensation. Affiliates of Goldman Sachs also may have co-invested with Blackstone and its affiliates from time to time and may have invested in limited partnership units of affiliates of Blackstone from time to time and may do so in the future.
TeamHealth selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the proposed transaction. Pursuant to an engagement letter between TeamHealth and Goldman Sachs, TeamHealth has agreed to pay Goldman Sachs for its services in connection with the proposed merger an aggregate fee currently estimated to be approximately $18.4 million, $15.4 million of which is contingent upon consummation of the proposed transaction. The foregoing fee will be reduced by $1.5 million, which amount is a portion of the fee previously paid by TeamHealth to Goldman Sachs for its services in connection with the acquisition of shares of TeamHealth common stock by JANA. In addition, TeamHealth agreed to reimburse Goldman Sachs for certain of its expenses, including reasonable attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Certain Financial Projections
TeamHealth does not, as a matter of course, publicly disclose projections as to its future financial performance. However, we provided Goldman Sachs with certain non-public financial forecasts prepared by TeamHealth’s management, which Goldman Sachs relied on in performing its financial analyses summarized under “Opinion of TeamHealth’s Financial Advisor”. TeamHealth initially prepared financial projections, which we refer to as the “July Projections,” largely based on a strategic plan previously prepared for the TeamHealth Board. In August 2016, the July Projections were updated, which updated projections we refer to as the “August Projections,” based on updated operating information and on TeamHealth management’s refined perspectives on TeamHealth’s future margin expansion. The financial projections were again updated in October 2016 to reflect actual operating results for the third quarter of 2016, further refinements in TeamHealth management’s views as to the company’s performance, including with respect to the treatment of operating assets and liabilities and the methodology regarding the treatment of certain contingent payments, as well as updated information regarding certain one-time expenses. We refer to this final set of financial projections as the “Management Projections”. The August Projections were provided to Party B and Blackstone in the course of their due diligence. The Management Projections, which were prepared subsequent to Party B ceasing its due diligence, were also provided to Blackstone in the course of its due diligence. The July Projections, August Projections and Management Projections were provided to Goldman Sachs, and the Management Projections were approved by TeamHealth for Goldman Sachs’s use for purposes of its financial analyses summarized under “Opinion of TeamHealth’s Financial Advisor”.

Neither the July Projections nor the August Projections were approved by TeamHealth for Goldman Sachs’s use for purposes of its financial analyses summarized under “Opinion of TeamHealth’s Financial Advisor”. While the July Projections were provided to Party B prior to being updated with the August Projections, the July Projections were not utilized by Blackstone in the course of its due diligence. A summary of the August Projections and the Management Projections (which we refer to collectively as the “Financial Projections”) is set forth below.
Financial Projections
	August Projections
(US$ in millions)	2016E	2017E	2018E	2019E	2020E	2021E
Revenue	$4,656	$5,166	$5,685	$6,254	$6,873	$7,551
Adjusted EBITDA(1)	$514	$597	$671	$737	$809	$888
Unlevered Free Cash Flow(2)	$119(3)	$290	$232	$272	$334	$382

(1)
“Adjusted EBITDA” is defined as net earnings before interest expense (net), provision for income taxes, depreciation and amortization, as adjusted to exclude gains or losses associated with TeamHealth’s non-qualified retirement plan, transaction-related costs, expenses and fees, costs related to equity-based compensation, and write-offs of deferred financing costs and certain financing fees and expenses.

(2)
“Unlevered Free Cash Flow” is defined as net earnings before interest expense (net), provision for income taxes, depreciation and amortization; less depreciation and amortization, contingent purchase expense and other expense (income); less taxes; plus depreciation and amortization; less maintenance capital expenditures and acquisition spend; plus (less) changes in net working capital; and plus other investing cash flow.

(3)
Unlevered Free Cash Flow projection is for second half of 2016 only.

	Management Projections
(US$ in millions)	2016E	2017E	2018E	2019E	2020E	2021E
Revenue	$4,637	$5,164	$5,685	$6,255	$6,873	$7,551
Adjusted EBITDA(1)	$503	$591	$668	$735	$807	$886
Unlevered Free Cash Flow(2)	$52(3)	$265	$264	$304	$350	$402

(1)
“Adjusted EBITDA” is defined as net earnings before interest expense (net), provision for income taxes, depreciation and amortization, as adjusted to exclude gains or losses associated with TeamHealth’s non-qualified retirement plan, transaction-related costs, expenses and fees, costs related to equity-based compensation, and write-offs of deferred financing costs and certain financing fees and expenses.

(2)
“Unlevered Free Cash Flow” is defined as net earnings before interest expense (net), provision for income taxes, depreciation and amortization; less depreciation and amortization, contingent purchase expense and other expense (income); less taxes; plus depreciation and amortization; less maintenance capital expenditures and acquisition spend; plus (less) changes in operating assets/liabilities and impact of contingent payment/liability; less certain one-time expenses; and plus other investing cash flow.

(3)
Unlevered Free Cash Flow projection is for second half of 2016 only.

The July Projections projected $4,658, $5,164, $5,686, $6,257, $6,875 and $7,554 in revenue (in millions) for the years 2016, 2017, 2018, 2019, 2020 and 2021, respectively, and $512, $618, $709, $782, $863 and $951 in Adjusted EBITDA (in millions) for the years 2016, 2017, 2018, 2019, 2020 and 2021, respectively.
The Financial Projections were not prepared with a view to public disclosure and are included in this proxy statement only because portions of such information were made available to Parent and certain of its affiliates and representatives in connection with their due diligence review of TeamHealth, and the information with respect to the Financial Projections was made available to Goldman Sachs for use in connection with its financial analysis summarized under “The Merger Proposal (Proposal 1) — Opinion of TeamHealth’s Financial Advisor.” The Financial Projections were not prepared with a view to compliance with generally accepted accounting principles as applied in the United States, which we refer to as “GAAP,” the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Furthermore, Ernst & Young LLP, our independent auditor, has not examined, reviewed, compiled or otherwise applied procedures to the Financial Projections and, accordingly, assumes no responsibility for, and expresses no opinion on, them. The Financial Projections included in this proxy statement have been prepared by, and are the responsibility of, our management. The Financial Projections were prepared solely for internal use of TeamHealth and are subjective in many respects.
Although this summary of the Financial Projections is presented with numerical specificity, the projections reflect numerous variables, assumptions and estimates as to future events made by our management that our management believed were reasonable at the time the Financial Projections were prepared, taking into account the relevant information available to management at the time. However, such variables, assumptions and estimates are inherently uncertain and many of which are beyond the control of our management. Because the Financial Projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. This information is not fact and should not be relied upon as being necessarily indicative of actual future results. Important factors that may affect actual results and cause the Financial Projections not to be achieved include general economic conditions or political uncertainty in some regions adversely affecting our business, results or financial condition, current expansion efforts adversely impacting our business or results, any developments related to antitrust investigations adversely affecting our financial condition, results, cash flows or reputation, our reliance on reimbursement by third-party payors, as well as payments by individuals, pricing pressures from our clients adversely affecting our profitability, technological changes and competition adversely affecting our sales, profitability or financial condition, any disruption in our information technology systems adversely impacting our business and operations, our ability to find suitable acquisition candidates or successfully integrate completed acquisitions and realize their expected benefits, including with respect to our completed acquisition of IPC Healthcare, Inc., changes in existing laws or regulations, adverse judicial or administrative interpretations of these laws and regulations or enactment or repeal of legislation our contingent liabilities and tax matters causing us to incur losses or costs, any inability to protect our intellectual property rights adversely affecting our business or our competitive position, inflationary pressures adversely affecting our profitability or supply base, costs or adverse effects on our business, reputation or results from governmental regulations, work stoppages or other labor issues at our facilities or those of our clients or others in our supply chain adversely affecting our business, results or financial condition, any increase in the expense of our pension and other postretirement benefits or the funding requirements of our pension plans reducing our profitability, unsuccessful execution of cost saving strategies, inaccuracy of certain accounting assumptions, changes in actual or projected cash flows, competitive pressures, and changes in tax laws. In addition, the Financial Projections do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the merger. As a result, there can be no assurance that the Financial Projections will be realized, and actual results may be materially better or worse than those contained in the Financial Projections. The inclusion of this information should not be regarded as an indication that the TeamHealth Board, TeamHealth, Goldman Sachs, Parent, Parent’s representatives and affiliates (including Blackstone and the Sponsor) or any other recipient of this information considered, or now considers, the Financial Projections to be predictive of actual future results. The summary of the Financial Projections is not included in this proxy statement in order to induce any stockholder to vote in favor of the merger proposal or any of the other proposals to be voted on at the special meeting.
The Financial Projections are forward-looking statements. For information on factors that may cause TeamHealth’s future results to materially vary, see the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”
Except to the extent required by applicable federal securities laws, we do not intend, and expressly disclaim any responsibility, to update or otherwise revise the Financial Projections to reflect circumstances existing after the date when TeamHealth prepared the Financial Projections or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying the Financial Projections are shown to be in error. By including in this document a summary of certain financial projections, neither TeamHealth nor any of its representatives or advisors (including Goldman Sachs) nor Parent, Parent’s representatives and affiliates (including Blackstone and Sponsor) makes any representation to any person regarding the ultimate performance of TeamHealth or the surviving corporation compared to the information contained in such financial forecasts and should not be read to do so.
Certain of the measures included in the Financial Projections may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by TeamHealth may not be comparable to similarly titled amounts used by other companies.
Interests of TeamHealth’s Executive Officers and Directors in the Merger
In considering the recommendation of the TeamHealth Board that you vote to approve the merger proposal, you should be aware that, aside from their interests as TeamHealth stockholders, TeamHealth’s directors and executive officers have interests in the merger that are different from, or in addition to, the interests of TeamHealth stockholders generally, which may create potential conflicts of interest. These interests are described in more detail below, and with respect to the named executive officers of TeamHealth, are quantified in the “Golden Parachute Compensation” table below. The TeamHealth Board was aware of these interests and considered them when it adopted the merger agreement and approved the merger.
With regard to our directors serving on the TeamHealth Board, these interests relate to the impact of the transaction on the directors’ outstanding equity awards and the provision of indemnification, the advancement of expenses, exculpation and insurance arrangements pursuant to the merger agreement and TeamHealth’s certificate of incorporation and bylaws, which reflect that such directors may be subject to claims arising from their service on the TeamHealth Board, subject in all respects to the limitations set forth in the merger agreement. In addition, Parent has agreed in the merger agreement to perform the indemnification agreements between TeamHealth and the directors serving on the TeamHealth Board, subject in all respects to the limitations set forth in the merger agreement. We estimate that the aggregate amount that would become payable to our directors serving on the TeamHealth Board (other than each of Leif Murphy and H. Lynn Massingale, M.D., whose respective interests are as an executive officer and further described below) in settlement of their unvested equity awards if the effective time was November 18, 2016, based on a price per share of TeamHealth common stock of  $43.50, is approximately $2 million.
TeamHealth’s current executive officers are: H. Lynn Massingale, M.D., Executive Chairman and Director; Leif M. Murphy, President and Chief Executive Officer and Director; David P. Jones, Executive Vice President and Chief Financial Officer; Steven E. Clifton, Executive Vice President, General Counsel and Corporate Secretary; Oliver V. Rogers, Executive Vice President and Chief Operating Officer; and Miles Snowden, M.D., Chief Medical Officer. Michael D. Snow, formerly our President and Chief Executive Officer, and a member of the TeamHealth Board, resigned from all such positions effective as of September 2, 2016, and is currently receiving certain severance payments and benefits pursuant to a separation agreement. Mr. Snow will not be entitled to receive any incremental payments or benefits in connection with the consummation of the merger, either alone or in connection with any other event. Heidi S. Allen, formerly our Senior Vice President and General Counsel, transitioned out of such role with the company upon Mr. Clifton’s commencement of employment with TeamHealth on September 14, 2015, and is currently receiving certain severance payments and benefits pursuant to her employment agreement and transition services agreement. Ms. Allen will not be entitled to receive any incremental payments or benefits in connection with the consummation of the merger, either alone or in connection with any other event.
With regard to our executive officers, these interests relate to the possible receipt of the following types of payments and benefits that may be triggered by or otherwise relate to the merger, assuming the merger occurred on November 18, 2016 and, where applicable, the executive officer experiences a qualifying termination immediately thereafter, and coverage under indemnification, advancement of expenses and insurance arrangements, in each case as further described below:
•
accelerated vesting of executive officer equity awards, in the aggregate amount of approximately $31.9 million for all executive officers;

•
possible cash severance payments and other termination benefits pursuant to employment agreements with each of our executive officers, in an aggregate amount of approximately $14.8 million for all executive officers;

•
certain retention payments that may be payable to certain executive officers pursuant to either the “project completion bonus” program or the cash-based retention program, established in connection with the merger; and

•
the provision of indemnification, advancement of expenses and insurance arrangements pursuant to the merger agreement and TeamHealth’s certificate of incorporation and bylaws, and performance under indemnification agreements between TeamHealth and its executive officers.

Treatment of Director and Executive Officer Common Stock
As is the case for any stockholder of TeamHealth, TeamHealth’s directors and executive officers will receive $43.50 in cash, without interest, and less any applicable withholding taxes, for each share of TeamHealth common stock that they own at the effective time. For information regarding beneficial ownership of TeamHealth common stock by each of TeamHealth’s current directors, TeamHealth’s named executive officers and all directors and executive officers as a group, see the section entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page [•].
Treatment of Director and Executive Officer Equity Awards
As described under “The Merger Agreement — Treatment TeamHealth Equity Awards” beginning on page [•], the merger agreement provides that each option to purchase shares of TeamHealth common stock, each PSU, each MSU, and each Stock Unit will be treated as set forth below.
Treatment of Stock Options
Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding option to purchase shares of TeamHealth common stock (other than any options subject to performance-vesting conditions which are not achieved at or prior to the effective time, which will automatically be forfeited for no consideration as of the effective time) will become immediately vested and be cancelled and the holder will be entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (i) the number of shares subject to the option, multiplied by (ii) the excess, if any, of  $43.50 over the exercise price of the option, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.
Treatment of Stock Units
Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, any vesting conditions applicable to each outstanding Stock Unit will automatically accelerate in full, and each Stock Unit will be cancelled and the holder thereof will be entitled to receive, at or promptly following the effective time, an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the total number of shares subject to the Stock Unit immediately prior to the effective time multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time. With respect to any Stock Units that are restricted stock units and are subject to an election providing for the deferred delivery of underlying shares on a date following the vesting date of such Stock Units, the amount that would be otherwise payable in respect of such Stock Units pursuant to the merger agreement will instead be credited to notional, book-entry accounts and paid to the respective holders at the time specified pursuant to the applicable deferral election.

Treatment of PSUs
Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding PSU will automatically become immediately vested at target level performance, and each PSU will be cancelled, with the holder being entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the target number of shares subject to the PSU immediately prior to the effective time multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.
Treatment of MSUs
Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding MSU (all of which are held by our Chief Executive Officer) will automatically become immediately vested with respect to the number of earned MSUs, determined in accordance with the terms of the award agreement governing the MSUs by and between TeamHealth and our Chief Executive Officer, and each MSU will be cancelled, with the holder being entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the number of earned MSUs multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.
Payments for Unvested Equity Awards
The following table sets forth the amounts that each director, named executive officer and all other executive officers as a group of TeamHealth would receive with respect to unvested stock options, Stock Units, MSUs, and PSUs, assuming the completion of the merger occurred on November 18, 2016. The number of outstanding vested options beneficially owned as of November 18, 2016 by each individual listed in the table below is included in the “Security Ownership of Certain Beneficial Owners and Management” table beginning on page [•]. The numbers set forth below do not attempt to forecast any grants, additional issuances, dividends, additional deferrals or forfeitures of equity-based awards following the date of this proxy statement. Depending on when the effective date occurs, certain equity-based awards shown in the table below may vest in accordance with their terms.
Estimated Payments for Unvested Equity Awards Table
Executive Officers and Directors	Aggregate Amount Payable for Unvested Stock Options ($)(1)	Aggregate Amount Payable for Unvested Stock Units ($)(2)	Aggregate Amount Payable for Unvested MSUs ($)(3)	Aggregate Amount Payable for Unvested PSUs ($)(4)
Directors (excluding H. Lynn Massingale, M.D. and Leif Murphy)
Edwin M. Crawford	n/a	123,584	n/a	n/a
Glenn A. Davenport	n/a	255,171	n/a	n/a
James L. Bierman	n/a	255,171	n/a	n/a
Mary R. Grealy	n/a	370,272	n/a	n/a
Vicky B. Gregg	n/a	255,171	n/a	n/a
Joseph L. Herring (former director)	n/a	n/a	n/a	n/a
Neil M. Kurtz, M.D.	n/a	260,043	n/a	n/a
Kenneth Paulus	n/a	175,871	n/a	n/a
Patrick Fry	n/a	191,618	n/a	n/a
Scott Ostfeld	n/a	123,584	n/a	n/a

Executive Officers and Directors	Aggregate Amount Payable for Unvested Stock Options ($)(1)	Aggregate Amount Payable for Unvested Stock Units ($)(2)	Aggregate Amount Payable for Unvested MSUs ($)(3)	Aggregate Amount Payable for Unvested PSUs ($)(4)
Named Executive Officers
Leif M. Murphy	8,965,748	4,001,826	7,389,389	n/a
H. Lynn Massingale, M.D.	31,896	4,681,383	n/a	n/a
David P. Jones	53,503	2,196,533	n/a	611,262
Oliver V. Rogers	50,698	2007,482	n/a	509,385
Miles Snowden, M.D.	7,854	518,346	n/a	285,273
Michael D. Snow	n/a	n/a	n/a	n/a
All Other Executive Officers as a Group(5) (2 persons)	8,415	305,631	n/a	305,631

(1)
This amount includes the estimated value that each executive officer or director would receive in respect of unvested stock options based on the merger consideration and the assumed closing of the merger on November 18, 2016 on a “single-trigger” basis, pursuant to the terms of the merger agreement solely as a result of the closing of the merger.

(2)
This amount includes the estimated value that each executive officer or director would receive in respect of Stock Units based on the merger consideration and the assumed closing of the merger on November 18, 2016 on a “single-trigger” basis solely as a result of the closing of the merger. With respect to Dr. Massingale, this amount does not include the value of an additional grant of RSUs in an amount not to exceed 15,794 RSUs, which may be granted to Dr. Massingale prior to or following the effective time.

(3)
This amount includes the estimated value that our CEO would receive in respect of his unvested MSUs based on the merger consideration and the assumed closing of the merger on November 18, 2016 on a “single-trigger” basis solely as a result of the closing of the merger.

(4)
This amount includes the estimated value of unvested PSUs at deemed “target” level performance based on the merger consideration and the assumed closing of the merger on November 18, 2016 on a “single-trigger” basis, pursuant to the terms of the merger agreement solely as a result of the closing of the merger.

(5)
This group includes Mr. Clifton and Ms. Allen. Ms. Allen does not hold any outstanding TeamHealth equity awards.

Employment Agreements
Each TeamHealth executive officer, including each named executive officer is party to an employment agreement with TeamHealth (or a subsidiary thereof), pursuant to which the executive officer is entitled to certain payments and benefits upon a termination without “cause” or a resignation for “good reason” (each, as defined in the respective employment agreement), or a termination for any reason other than for “cause” in the case of Dr. Massingale, (i) at any time (with respect to Dr. Snowden and Mr. Clifton), (ii) within one year (with respect to Dr. Massingale and Messrs. Jones and Rogers), or (iii) within two years (with respect to Mr. Murphy) following the completion of the merger. Mr. Snow, formerly our President and Chief Executive Officer, and a member of the TeamHealth Board, resigned all such positions effective as of September 2, 2016, and is currently receiving certain severance payments and benefits pursuant to a separation agreement. Mr. Snow will not be entitled to receive any incremental additional payments or benefits in connection with the consummation of the merger, either alone or in connection with any other event, and as such, is not included in the following.

The term “good reason” is generally defined in all of our employment agreements with our executive officers to mean (i) a substantial adverse change to the executive’s primary responsibilities (which, in the case of Mr. Murphy, would also include an adverse change in the nature or status of reporting relationship, duties, or authority, or Mr. Murphy’s removal as the chief executive officer of TeamHealth or TeamHealth’s ultimate parent following a change in control, in the case of Mr. Jones, would also include an adverse change in the executive’s authority, and in the case of Dr. Massingale, would also include his removal as director or chairman or his requirement to report to any person other than directly to the TeamHealth Board), (ii) reduction of the executive’s base salary or, in the case of all executive officers other than Messrs. Murphy and Clifton, our failure to make bonus payments in accordance with the terms of the executive’s employment agreement (or, in the case of Mr. Murphy, any reduction in bonus opportunity), (iii) in the case of all executive officers other than Messrs. Murphy and Clifton, relocation of the executive to a place of business more than 50 miles away from the executive’s current place of business (or in the case of Mr. Murphy, the relocation of corporate headquarters outside the state of Tennessee) or (iv) any other material breach by us of the executive’s employment agreement.
The term “cause” is generally defined in all of our employment agreements with our executive officers to mean (i) the executive’s conviction of or the entering into a guilty plea or plea of no contest with respect to a felony, or any other crime involving fraud, dishonesty, or moral turpitude and which is materially detrimental to us or materially affects the executive’s ability to perform his duties, (ii) the executive’s intentional neglect of or material inattention to the executive’s duties and which neglect remains uncorrected for more than ten days following notice from us, (iii) the commission of an intentional and material act to defraud us or embezzlement or dishonesty against us, (iv) the executive willfully impedes or endeavors to influence, obstruct or impede or fails to materially cooperate with an investigation authorized by us, a self-regulatory organization or a governmental department or agency, or (v) (in the case of Mr. Clifton only) the executive’s material breach of his employment agreement.
Dr. Massingale’s Employment Agreement.   We entered into an amended and restated employment agreement with Dr. Massingale as of November 25, 2009 and subsequently amended as of August 1, 2011, January 1, 2012, May 20, 2014 and December 18, 2014, pursuant to which Dr. Massingale serves as our Executive Chairman. The term of Dr. Massingale’s employment agreement ends on December 31, 2017.
In the event that Dr. Massingale terminates employment for any reason other than for “cause” within one year following a “Sale of the Company” (as defined in his employment agreement, which the completion of the merger will constitute), subject to his continued compliance with certain restrictive covenants (as described below), Dr. Massingale will be entitled to receive severance in an amount equal to: (i) a pro rata portion of his annual bonus for the current bonus period calculated through the date of termination paid at the time bonuses are normally paid with respect to the year of termination, (ii) two times his base salary plus an amount equal to two times his annual bonus for the most recently completed bonus period paid in 12 equal monthly installments beginning on the date of termination, and (iii) the aggregate premiums that would be necessary to continue group medical benefits provided to Dr. Massingale and his applicable family members until he reaches the age of 65 payable in monthly installments, beginning on the date of termination.
These payments, however, will be reduced by the amount of any life or disability proceeds that are paid to Dr. Massingale (or his estate) from any life insurance or disability insurance policy that we maintain for his benefit.
Furthermore, Dr. Massingale’s employment agreement provides that we will indemnify him against any excise taxes that may be imposed under Section 4999 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) on any payments or benefits to be received by him from us so that he will be in the same position as if no such taxes had been imposed.
Dr. Massingale’s outstanding TeamHealth equity awards will vest pursuant to the terms of the merger agreement, as described herein.
Pursuant to the restrictive covenants contained in his employment agreement, Dr. Massingale has agreed not to disclose our confidential information at any time, and, for the period during which he provides services to us and for the two-year period thereafter, he has also agreed not to solicit our employees or contractors, compete with us or interfere with our business.

Mr. Murphy’s Employment Agreement.   We entered into an employment agreement with Mr. Murphy as of September 2, 2016, pursuant to which he serves as our President and Chief Executive Officer. Mr. Murphy’s employment agreement does not have a fixed term.
In the event that Mr. Murphy’s employment is terminated by us without “cause,” or Mr. Murphy resigns for “good reason,” (each, as defined in his employment agreement), in each case, within two years following a “Change in Control” (as defined in the TeamHealth Amended & Restated 2009 Stock Incentive Plan, which the completion of the merger will constitute), subject to his execution and non-revocation of a release of claims and his continued compliance with certain restrictive covenants (as described below), Mr. Murphy will be entitled to receive severance in an amount equal to (i) three times the sum of  (x) his annual base salary, plus (y) average annual bonus over the preceding two performance years (except that in the event that Mr. Murphy experiences such termination prior to his second fully completed performance period, his target bonus amount shall be utilized in lieu of average bonus amount for severance calculation purposes), payable in bi-weekly installments for a three-year period beginning on the date of termination, (ii) two years of COBRA premium payments for health benefits, payable in bi-weekly installments beginning on the date of termination, and (iii) a pro rata bonus based on actual performance for his year of termination, payable in a lump sum at the same time when such bonuses are paid to other senior executives.
Pursuant to the restrictive covenants contained in his employment agreement, Mr. Murphy has agreed not to disclose our confidential information at any time, and, for the duration of his employment and for the two-year period thereafter, he has also agreed not to solicit our employees or contractors or compete with us.
Mr. Murphy’s outstanding TeamHealth equity awards will vest (or be forfeited, with respect to a portion of the maximum potential number of shares subject to Mr. Murphy’s MSU award) pursuant to the terms of the merger agreement, as described herein. Mr. Murphy’s MSUs will vest above target (100%) level, but below maximum (200%) level, based on the achievement of the relevant performance thresholds measured based on the per share merger consideration of  $43.50.
Messrs. Jones’ and Rogers’ Employment Agreements.   We entered into amended and restated employment agreements with each of Messrs. Jones and Rogers, each of which are substantially in the same form and pursuant to the same terms, as of August 1, 2011, with Mr. Rogers’ employment agreement being further amended as of September 1, 2014, and pursuant to which Messrs. Jones and Rogers serve as our Executive Vice President and Chief Financial Officer, and Executive Vice President and Chief Operating Officer, respectively. Messrs. Jones’ and Rogers’ employment agreements had initial three-year terms, subject to automatic one-year renewal periods upon the expiration of the initial term or subsequent term unless earlier terminated pursuant to either such employment agreement.
In the event that either of Messrs. Jones’ or Rogers’ employment is terminated by us for any reason (other than death or disability) or due to either such individual’s resignation for “good reason” (as defined in each such employment agreement), in each case, within one year following a “Sale of the Company” (as defined in each such employment agreement, which the completion of the merger will constitute), subject to the applicable executive’s execution and non-revocation of a release of claims and continued compliance with certain restrictive covenants (as described below), each of Messrs. Jones and Rogers will be entitled to receive severance in an amount equal to (i) two times the executive’s base salary plus two times the executive’s annual bonus (based on the average bonus that the executive received during the two most recently completed bonus periods) paid in bi-weekly installments for a two-year period beginning on the date of termination, and (ii) the aggregate premiums due that would be necessary to continue group medical benefits provided to the executive and the executive’s applicable family members for two years, paid in bi-weekly installments, beginning on the date of termination.
Pursuant to the restrictive covenants contained in the employment agreements with Messrs. Jones and Rogers, each such individual has agreed not to disclose our confidential information at any time, and, for the period during which each such individual provides services to us and for the two-year period thereafter, each such individual has also agreed not to solicit our employees or contractors, compete with us or interfere with our business.
Messrs. Jones’ and Rogers’ outstanding TeamHealth equity awards will vest pursuant to the terms of the merger agreement, as described herein.

Dr. Snowden’s Employment Agreement.   We entered into an employment agreement with Dr. Snowden as of August 5, 2014, pursuant to which he serves as of Chief Medical Officer. Dr. Snowden’s employment agreement has the same renewal provision as do Messrs. Jones’ and Rogers’ employment agreements.
In the event that Dr. Snowden’s employment is terminated by us for any reason (other than death or disability) or due to Dr. Snowden’s resignation for “good reason” (as defined in his employment agreement) at any time, subject to Dr. Snowden’s execution and non-revocation of a release of claims and continued compliance with certain restrictive covenants (as described below), Dr. Snowden will be entitled to receive severance in an amount equal to (i) one times Dr. Snowden’s base salary plus one times Dr. Snowden’s annual bonus (based on the average bonus that the executive received during the two most recently completed bonus periods) paid in bi-weekly installments for a one-year period beginning on the date of termination, and (ii) the aggregate premiums due that would be necessary to continue group medical benefits provided to Dr. Snowden and his applicable family members for one year, paid in bi-weekly installments, beginning on the date of termination.
Pursuant to the restrictive covenants contained in his employment agreement, Dr. Snowden has agreed not to disclose our confidential information at any time, and, for the period during which he provides services to us and for the two-year period thereafter he has also agreed not to solicit our employees or contractors, compete with us or interfere with our business.
Dr. Snowden’s outstanding TeamHealth equity awards will vest pursuant to the terms of the merger agreement, as described herein.
Mr. Clifton’s Employment Agreement.   We entered into an employment agreement with Mr. Clifton as of August 28, 2015, pursuant to which he serves as our Executive Vice President, General Counsel and Corporate Secretary. The initial term of Mr. Clifton’s employment agreement ends on September 14, 2018, after which he will be subject to the same renewal provision contained in Messrs. Jones’ and Rogers’ and Dr. Snowden’s employment agreements.
In the event that Mr. Clifton’s employment is terminated by us without “cause” or due to Mr. Clifton’s resignation for “good reason” (each, as defined in his employment agreement) at any time, subject to Mr. Clifton’s execution and non-revocation of a release of claims and continued compliance with certain restrictive covenants (as described below), Mr. Clifton will be entitled to receive severance in an amount equal to (i) two times Mr. Clifton’s base salary plus two times Mr. Clifton’s annual bonus (based on the average bonus that the executive received during the two most recently completed bonus periods) paid in bi-weekly installments for a two-year period beginning on the date of termination, and (ii) the aggregate premiums due that would be necessary to continue group medical benefits provided to Mr. Clifton and his applicable family members for two years, paid in bi-weekly installments, beginning on the date of termination.
Pursuant to the restrictive covenants contained in his employment agreement, Mr. Clifton has agreed not to disclose our confidential information at any time, and, for the period during which he provides services to us and for the two-year period thereafter he has also agreed not to solicit our employees or contractors, compete with us or interfere with our business.
Mr. Clifton’s outstanding TeamHealth equity awards will vest pursuant to the terms of the merger agreement, as described herein.
Although it is not currently anticipated that any of TeamHealth’s executive officers will experience a termination of employment in connection with the completion of the merger, for an estimate of the amounts that would become payable to each of TeamHealth’s named executive officers under the Severance Plan if a severance-qualifying termination of employment were to occur immediately following consummation of the merger, see “— Potential Merger-Related Payments to Named Executive Officers” below.
Indemnification and Insurance
The merger agreement provides that from and after the effective time, Parent shall cause the surviving corporation to indemnify and hold harmless each present and former director and officer of TeamHealth or any of its subsidiaries (in each case, when acting in such capacity) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities or awards paid in settlement incurred in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative and whether formal or informal arising out of, relating to or in connection with matters existing or occurring at or prior to the effective time to the fullest extent that TeamHealth would have been permitted under Delaware law and its certificate of incorporation and bylaws in effect on the date of the merger agreement to indemnify such person (and Parent or the surviving corporation shall advance expenses (including reasonable legal fees and expenses) incurred in the defense of any such proceeding (subject to such person providing an undertaking to repay such advancement if it is ultimately determined that such person is not entitled to indemnification), subject to certain limitations).
The provisions in the surviving corporation’s certificate of incorporation and bylaws with respect to indemnification, advancement of expenses and exculpation of former or present directors and officers shall be no less favorable to such directors and officers than such provisions contained in TeamHealth’s certificate of incorporation and bylaws in effect as of the date of the merger agreement, which provisions shall not be amended, repealed or otherwise modified for a period of six years after the effective time in any manner that would adversely affect the rights thereunder of any such individuals except as required by applicable law. For a period of six years after the effective time, Parent will honor and perform under, and will cause the surviving corporation to honor and perform under certain indemnification agreements entered into by TeamHealth or any of its subsidiaries with and its or their directors and officers.
The merger agreement also provides that Parent will maintain, or will cause the surviving corporation to maintain, at no expense to the beneficiaries, for at least six years from the effective time the current policies of the directors’ and officers’ liability insurance and fiduciary liability insurance maintained by us (provided that Parent or the surviving corporation may substitute therefor policies of at least the same coverage containing terms and conditions which are not less advantageous to any beneficiary thereof) with respect to matters existing or occurring at or prior to the effective time and from insurance carriers having at least an “A” rating by A.M. Best with respect to directors’ and officers’ liability insurance; provided, however, that after the effective time, Parent and the surviving corporation shall not be required to pay an annual premium for such coverage under each such policy more than 250% of the last annual premium paid by TeamHealth prior to the date of the merger agreement in respect of the coverage required to be obtained pursuant to the merger agreement under each such policy, but in such case shall purchase as much coverage as reasonably practicable for such amount. Additionally, at Parent’s option and in satisfaction of the foregoing obligations, TeamHealth may purchase from insurance carriers with comparable credit ratings, no later than the effective time, a six-year prepaid “tail policy” providing at least the same coverage and amounts containing terms and conditions that are no less advantageous to the insured than the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by TeamHealth and its subsidiaries with respect to claims arising from facts or events that occurred at or before the effective time, including the transactions contemplated hereby, and from insurance carriers having at least an “A” rating by A.M. Best with respect to directors’ and officers’ liability insurance; provided, however, that after the effective time, Parent and the surviving corporation shall not be required to pay in the aggregate for such coverage under each such policy more than 250% of the last annual premium paid by TeamHealth prior to the date of the merger agreement in respect of the coverage required to be obtained pursuant hereto under each such policy, but in such case shall purchase as much coverage as reasonably practicable for such amount. If TeamHealth elects to purchase such a “tail policy,” the surviving corporation shall (and Parent shall cause the surviving corporation to) maintain such “tail policy” in full force and effect and continue to honor their respective obligations thereunder.
The indemnification and insurance provisions of the merger agreement are intended to benefit, and are enforceable by, the indemnified persons and their respective heirs or representatives.
Continuation of Employee Compensation and Benefit Levels
Under the merger agreement, for a period of at least one year following the effective time, Parent has agreed to provide, or to cause the surviving corporation to provide, to each employee of TeamHealth or its subsidiaries, including our executive officers, who continued to be employed by the surviving corporation or any subsidiary immediately following the closing date (which we refer to as “continuing employees” herein)

with (i) a salary, wage, non-equity target bonus opportunity and commissions opportunity that is no less favorable in the aggregate to the salary, wage, target non-equity bonus opportunity and commissions opportunity that was provided to such continuing employee immediately prior to the effective time and (ii) employee pension, welfare and other benefits (other than any defined benefit pension, retiree medical, or other post-termination medical and welfare benefits) that are substantially comparable in the aggregate to the employee pension, welfare and other benefits (other than any defined benefit pension, retiree medical, or other post-termination medical and welfare benefits) provided to such continuing employee, including our executive officers, immediately prior to the effective time. For a period of at least one year following the effective time, Parent or one of its affiliates will maintain for the benefit of each continuing employee, including our executive officers, a severance or termination arrangement no less favorable than the severance or termination arrangement provided to such continuing employee immediately prior to the effective time, including the severance payments and benefits provided for in each such executive officer’s respective employment agreement.
Project Completion Bonus and Retention Bonus Programs
Under the merger agreement and the related company disclosure letter, TeamHealth, in consultation with Parent, may establish a “project completion bonus” program in the aggregate amount not to exceed $1,500,000 in recognition of the efforts of certain key employees of TeamHealth (which may include certain reporting executive officers of TeamHealth) related to the signing of the merger agreement and consummation of the merger. Amounts under the “project completion bonus” program shall be allocated among such key employees of TeamHealth, and in the amounts and on the terms determined by our Chief Executive Officer (or his designee) in consultation with Parent.
Under the merger agreement and the related company disclosure letter, TeamHealth, in consultation with Parent, may also establish a cash-based retention program in the aggregate amount not to exceed $5,500,000 to promote retention and to incentivize efforts to consummate the closing of the merger. Amounts under the retention program shall be allocated among the employees of TeamHealth and its subsidiaries identified (which may include certain reporting executive officers of TeamHealth), and in the amounts and on the terms determined by, our Chief Executive Officer (or his designees). If a retention award or portion thereof under the retention program is forfeited by a participant, our Chief Executive Officer (or his designees) may reallocate the award (or unpaid portion thereof) to existing employees or new hires of TeamHealth and its subsidiaries.
As of the date of this proxy statement, the recipients, individual award amounts and terms of the project completion bonus and retention bonus awards have not yet been determined.
Other Interests
As of the date of this proxy statement, other than the arrangements discussed in this proxy statement, none of our executive officers has entered into any agreement with Parent regarding employment with, or compensation from, or equity participation or reinvestment in, the surviving corporation or Parent on a going-forward basis following the completion of the merger. However, Parent (or its representatives) and some or all of our executive officers may from time to time have discussions with respect to, or enter into, such arrangements, including, but not limited to, arrangements related to the “project completion bonus” program or the cash-based retention program.
Potential Merger-Related Payments to Named Executive Officers
The following table sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for TeamHealth’s named executive officers based on the merger, assuming that the merger was completed on November 18, 2016; and the named executive officers are terminated without cause immediately following the completion of the merger. The actual amounts payable would depend on the date of termination, the manner of the termination and the terms of the agreements in effect at such time. Note that Mr. Snow, formerly our President and Chief Executive Officer, and a member of the TeamHealth Board, resigned all such positions effective as of September 2, 2016, and is currently receiving certain severance payments and benefits pursuant to a separation agreement. Mr. Snow will not be entitled to receive any incremental additional payments or benefits in connection with the consummation of the merger, either alone or in connection with any other event, and as such, is not included in the following table. More detail on the included payments and benefits are set forth above in the section entitled “— Interests of TeamHealth’s Executive Officers and Directors in the Merger.”
Golden Parachute Compensation
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Other ($)(5)	Total ($)(6)
Leif M. Murphy	6,000,000	20,356,962	36,000	—	—	26,392,962
H. Lynn Massingale, M.D.	2,904,716	4,713,279	13,500	0	—	7,631,495
David P. Jones	2,065,708	2,861,297	48,000	—	—	4,975,005
Oliver V. Rogers	2,657,978	2,567,564	36,000	—	—	5,261,542
Miles Snowden, M.D.	992,388	811,473	18,000	—	—	1,821,861
Michael D. Snow	—	—	—	—	—	—

(1)
This amount includes the estimated total cash severance payments (comprised of the relevant multiples of salary and bonus, as described under the respective employment agreements) which would be payable under the respective named executive officer’s employment agreement assuming a termination date of, and the completion of the merger occurring on, November 18, 2016, but does not include (i) any pro-rata bonus, as described under the respective employment agreements, as receipt of such amounts is dependent upon actual performance for the year of termination, or (ii) any amounts payable (to the extent awarded and earned) pursuant to either of the “project completion bonus” program or the cash-based retention program, as described herein.

All components of the cash severance amount are “double-trigger” (i.e., they are contingent upon a qualifying termination of employment during the one year (or two year, with respect to Mr. Murphy) period following the completion of the merger), except in the case of Dr. Massingale whose “single-trigger” severance benefit would be payable even in the event of a voluntary resignation by Dr. Massingale within one year following the merger. As a condition of receiving the severance benefits under their respective employment agreement, each named executive officer must execute (and not revoke) a general release of claims in favor of TeamHealth, and comply with the terms and conditions of such release (other than Dr. Massingale, whose employment agreement does not require that he execute a release to receive severance), and comply with certain restrictive covenants therein. The estimated amount of each component of the cash severance (excluding the pro-rata bonus, as noted above) payment is set forth in the table below.
Name	Multiple of Base Salary Payout ($)	Multiple of Bonus Payout ($)
H. Lynn Massingale, M.D.	1,365,540	1,539,176
Leif M. Murphy	3,000,000	3,000,000
David P. Jones	1,119,200	946,508
Oliver V. Rogers	1,319,200	1,338,778
Miles Snowden, M.D.	634,600	357,788
Michael D. Snow	—	—
(2)
This amount includes the estimated value of unvested stock options, PSUs, MSUs, and Stock Units the vesting of which would be accelerated immediately prior to the effective time. With respect to Dr. Massingale, this amount (i) reflects the value of any outstanding equity awards that will become fully vested upon any termination of his employment (other than for “cause”), whether voluntary or involuntary (i.e., which are no longer subject to continued service-based vesting requirements), pursuant to the terms of Dr. Massingale’s employment agreement, but (ii) does not include the value of an additional grant of RSUs in an amount not to exceed 15,794 RSUs, which may be granted to

Dr. Massingale prior to the effective time. The value set forth in the “Equity” column in the table above attributable to each type of accelerated equity held by TeamHealth’s named executive officers is set forth above in the section entitled “— Payments for Unvested Equity Awards”.
(3)
The amounts in this column include (i) with respect to Dr. Massingale, the aggregate premiums that would be necessary to continue group medical benefits provided to Dr. Massingale and his applicable family members until he reaches the age of 65 payable in monthly installments, beginning on the date of termination, (ii) with respect to Messrs. Murphy, Jones, and Rogers, the aggregate premiums due that would be necessary to continue group medical benefits provided to the executive and the executive’s applicable family members for two years, paid in bi-weekly installments, beginning on the date of termination, and (iii) with respect to Dr. Snowden, the aggregate premiums due that would be necessary to continue group medical benefits provided to the Dr. Snowden and his applicable family members for one year, paid in bi-weekly installments, beginning on the date of termination.

(4)
Represents the “golden parachute” excise tax indemnity that we would be required to pay under the terms of Dr. Massingale’s employment agreement. Other than with respect to Dr. Massingale, TeamHealth has no obligation to any named executive officer to offset golden parachute excise taxes under the Code or to reimburse the named executive officer for related taxes.

(5)
None of the named executive officers have any other benefits that would be paid out upon a qualifying termination following completion of the merger.

(6)
Includes the aggregate dollar value of the sum of all estimated amounts reported in the preceding columns.

Financing of the Merger
We anticipate that the total funds needed to complete the merger (including the funds to pay TeamHealth stockholders and to pay the holders of other equity-based interests the amounts due to them under the merger agreement), which would be approximately $6.1 billion, will be funded through a combination of the following:
(i)
debt financing in an aggregate principal amount of  $3.615 billion as well as a committed $400 million senior secured revolving facility, a portion of which will be available at closing. Merger Sub has received firm commitments from a consortium of financial institutions to provide the debt financing. See the section entitled “Financing of the Merger — Debt Financing”; and

(ii)
equity commitments by the Sponsor in an aggregate amount of  $2.700 billion. Parent has received equity commitments for the equity financing from the Sponsor. See the section entitled “Financing of the Merger — Equity Financing”.

The completion of the merger is not conditioned upon Parent’s receipt of financing.
Debt Financing
In connection with the entry into the merger agreement, Merger Sub has obtained a commitment letter (the “debt commitment letter”) from JPMorgan Chase Bank, N.A., Barclays Bank PLC, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc. and PSP Investments Credit USA LLC to provide, severally but not jointly, upon the terms and subject to the conditions set forth in the debt commitment letter, acquisition debt financing in the aggregate of  $4.015 billion, consisting of a $400 million senior secured revolving credit facility, a $2.600 billion senior secured term facility and a $1.015 billion senior unsecured bridge facility (which senior unsecured bridge facility amount will be reduced on a dollar for dollar basis to the extent any of the Existing Notes are expected to remain outstanding after the closing date of the merger). Parent may, at its option, issue up to $1.015 billion of aggregate principal amount of senior unsecured notes in a private placement, the gross proceeds of which will be used to reduce any borrowings under, or commitments to provide, the senior unsecured bridge facility on a dollar for dollar basis.
The proceeds of the debt financing will be used (i) to finance the consummation of the merger and other transactions contemplated by the merger agreement, including the amounts payable under the merger agreement and any fees and expenses incurred in connection therewith, (ii) to repay in full all outstanding indebtedness of TeamHealth and its subsidiaries under its existing credit facility and (iii) to fund the prepayment, redemption, repurchase, tender offer, consent solicitation, change of control offer, satisfaction or discharge or other retirement in respect of the Existing Notes.
The obligations of the debt commitment parties to provide the debt financing under the debt commitment letter are subject to a number of conditions, including (i) the execution and delivery of definitive documentation consistent with the terms of the debt commitment letter, (ii) the substantially simultaneous completion of the merger in accordance with the merger agreement without giving effect to certain material amendments or waivers absent the consent of the debt commitment parties, (iii) the consummation of the equity financing, prior to, or substantially concurrently with, the initial borrowings under the debt facilities, (iv) since December 31, 2015, there not having occurred any event, development, change, effect or occurrence that has had or would reasonably be expected to have, individually or the aggregate, a material adverse effect (as defined under the section entitled “The Merger Agreement — Representations and Warranties”), (v) delivery of certain audited, unaudited and pro forma financial statements, (vi) as a condition to the availability of the senior unsecured bridge facility, the investment banks having been engaged to privately place senior notes backstopped by such senior unsecured bridge facility and such investment banks having received a marketing period of 12 consecutive business days (subject to certain blackout dates) to market such senior notes following receipt of a customary offering memorandum, which includes certain financial statements, (vii) payment of all applicable invoiced fees and expenses, (viii) the repayment of all outstanding debt of TeamHealth and its subsidiaries under its existing credit facility and the commencement or completion, as applicable, of certain prepayment, redemption, repurchase, tender offer, consent solicitation, change of control offer, satisfaction or discharge or other retirement processes in respect of the Existing Notes, (ix) the receipt of documentation and other information about the borrowers and guarantors required under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act), (x) the accuracy in all material respects of specified representations and warranties in the loan documents under which the debt financing will be provided and of certain representations and warranties in the merger agreement and (xi) delivery of certain customary closing documents.
The obligations of the debt commitment parties to provide the debt financing under the debt commitment letter will terminate at the earlier of  (i) five business days after the end date (as defined in the section entitled “The Merger Agreement — Termination of the Merger Agreement”) if the initial borrowing in respect of the senior secured term facility shall not have occurred on or prior to such date and (ii) the valid termination of the merger agreement prior to the consummation of the merger. Additionally, the commitment of the debt commitment parties with respect to the senior unsecured bridge facility will terminate on the date of the consummation of the merger (and payment of the consideration therefor) and the related transactions (but not, for the avoidance of doubt, prior to the consummation thereof) without requiring borrowings under the senior unsecured bridge facility.
Parent and Merger Sub are required under the merger agreement to use their respective reasonable best efforts to take all actions and do all things necessary or advisable to arrange and consummate the financing on the terms and conditions contemplated by the debt commitment letter. In the event any portion of the debt financing becomes unavailable on the terms and conditions contemplated in the debt commitment for any reason (other than the breach by TeamHealth of any representation, warranty or covenant contained in the merger agreement or as a result of the failure of a condition contained in the merger agreement to be satisfied by TeamHealth), Parent and Merger Sub are required under the merger agreement to use their reasonable best efforts to obtain alternative third-party financing from alternative sources in an amount that when added with Parent and Merger Sub’s existing cash on hand and the equity financing is sufficient to consummate the transactions contemplated by the merger agreement and on terms and conditions that are not materially less beneficial to Parent or Merger Sub than the terms in the debt commitment letter. In no event will reasonable best efforts of Parent and Merger Sub be deemed or construed to require Parent or Merger Sub to pay any additional fees or to increase any interest rates applicable to the financing in excess of the amount set forth in the debt commitment letter. The documentation governing the debt financing contemplated by the debt commitment letter has not been finalized and, accordingly, the actual terms of the debt financing may differ from those described in this proxy statement.

The debt commitment parties may invite other banks, financial institutions and institutional lenders to participate in the debt financing contemplated by the debt commitment and to undertake a portion of the commitments to provide such debt financing.
Parent and Merger Sub have agreed in the merger agreement to use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or advisable to arrange and consummate the debt financing and equity financing on the terms and conditions set forth in the financing commitments, including using reasonable best efforts to (i) maintain in effect the financing commitments, (ii) satisfy on a timely basis all conditions to funding in the debt financing commitments, (iii) negotiate and enter into definitive agreements with respect thereto on terms and conditions described in the debt financing commitments prior to closing date and (iv) enforce their rights under the debt financing commitments.
Equity Financing
Parent has received an equity commitment letter, dated as of October 30, 2016 (the “equity commitment letter”), from the Sponsor pursuant to which it has committed, subject to the conditions of the equity commitment letter, to provide equity financing in an aggregate amount of  $2.7 billion.
Funding of the equity financing is subject to the conditions provided in the equity commitment letter, which include: (i) the satisfaction or waiver by Parent of each of the conditions to the Parent’s obligations to consummate the transactions contemplated by the merger agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions at the closing) and (ii) the concurrent consummation of the closing in accordance with the terms of the merger agreement.
The obligation of Sponsor to fund the equity financing will terminate automatically and immediately upon the earliest to occur of  (i) the closing of the merger, (ii) the termination of the merger agreement in accordance with its terms, and (iii) the assertion by TeamHealth or any of its affiliates or representatives (acting at TeamHealth’s direction) of any claim against Sponsor in connection with the merger agreement or any of the transactions contemplated thereby or by the equity commitment letter (other than (A) any claim relating to a breach or seeking to prevent a breach of the confidentiality agreement, dated August 15, 2016, between an affiliate of Parent and TeamHealth or (B) any claim by TeamHealth seeking an injunction or other specific performance against (i) Parent (or Merger Sub) under the merger agreement or (ii) against Sponsor under the equity commitment letter in circumstances where TeamHealth is entitled to specific performance to cause the equity financing to be funded under the merger agreement).
Pursuant to the terms and conditions of the merger agreement Parent and Merger Sub will use their reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary or advisable to arrange and consummate the equity financing on the terms and conditions contemplated by the equity commitment letter.
TeamHealth has the right to enforce the equity financing by the Sponsor as a third party beneficiary solely to the extent TeamHealth is entitled to specific performance under the merger agreement to cause the equity financing to be funded (see the section entitled “The Merger Agreement — Specific Performance”).
Limited Guarantee
Subject to the terms and conditions set forth in a limited guarantee, dated October 30, 2016 and executed concurrently with the execution of the merger agreement, Sponsor has guaranteed the payment obligations of Parent with respect to (i) the obligation of Parent under the merger agreement to pay the reverse termination fee if the merger agreement is terminated by the Company under specified circumstances (see the section entitled “The Merger Agreement — Termination Fees and Expenses”), (ii) Parent’s obligation to pay certain interest and expenses and certain reimbursement and indemnification obligations of Parent under the merger agreement and (iii) any other monetary damages that may become payable by Parent under the merger agreement (subject to the limitations set forth therein and in the limited guarantee).

Sponsor’s obligations under the limited guarantee are subject to an aggregate cap equal to the amount of  $206,700,000.
The limited guarantee will terminate and be of no further force and effect and Sponsor will have no further obligation or liability under the limited guarantee, upon the earliest to occur of: (i) the consummation of the closing of the merger, (ii) the six-month anniversary of any termination of the merger agreement if TeamHealth has not presented a claim for payment of any obligations to Parent or Sponsor by such six-month anniversary (or, if TeamHealth has made a claim under the limited guarantee prior to such date, the date that such claim is finally satisfied or otherwise finally resolved) and (iii) the date obligations under the limited guarantee equal to $206,700,000 have been paid in full.
TeamHealth’s recourse under and pursuant and subject to the terms and conditions of the limited guarantee and the equity commitment letter is TeamHealth’s sole and exclusive remedy against (i) Sponsor and (ii) affiliates or representatives of Parent, Merger Sub or Sponsor (but, in the case of this clause (ii) not including Parent, Merger Sub or Sponsor) in respect of any liabilities or obligations arising under, or in connection with, the merger agreement the equity commitment letter or the transactions contemplated thereby.
Antitrust Reviews Required for the Merger and Other Regulatory Filings
U.S. Antitrust
Under the HSR Act and the rules that have been promulgated thereunder by the FTC, we cannot complete the merger until we have given notification and furnished information to the FTC and the DOJ, and until the applicable waiting period has expired or has been terminated. The merger is subject to the waiting period requirements and may not be completed until the expiration of a 30-day waiting period (which may be extended as described below) following the filing of the premerger notification and report forms with the DOJ and the FTC. On November 14, 2016, TeamHealth and Parent each filed a premerger notification and report form under the HSR Act with the DOJ and the FTC, as a result of which the applicable waiting period under the HSR Act is scheduled to expire on December 14, 2016 at 11:59 p.m., Eastern Time, unless otherwise terminated or extended if the DOJ or FTC requests additional information and documentary material.
Other Regulatory Notifications
The parties have agreed to submit a joint voluntary notification of the merger to CFIUS under Section 721 of the Defense Production Act of 1950, as amended. The parties have also agreed that Spectrum Healthcare Resources, a subsidiary of TeamHealth, will submit a notification of the merger and a proposed plan to mitigate any foreign ownership, control or influence arising out of the merger to DSS, the agency with authority over the facility security clearance held by Spectrum Healthcare Resources. Approval of the merger by CFIUS or DSS is not required to complete the merger and the parties’ completion of the merger is not contingent upon any such approvals by CFIUS or DSS.
General
Under the merger agreement, TeamHealth and Parent have both agreed to use their reasonable best efforts to complete the merger, including expiration or termination of the HSR waiting period. Each party is required to use reasonable best efforts to satisfy the closing conditions relating to required antitrust reviews, including (i) cooperating in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, (ii) subject to applicable law, furnishing the other party as promptly as reasonably practicable all information required for any application or other filing to be made by the other party, (iii) promptly notifying the other party of any substantive communication received by such party from, or given by such party to, any U.S. or foreign governmental agency and of any substantive communication received or given in connection with any proceeding by a private party, and, subject to applicable law, furnish the other party promptly with copies of all correspondence, filings and communications between them and the governmental entity regarding the merger, (iv) responding as promptly as reasonably practicable to any inquiries received from, and supply as promptly as reasonably practicable any additional information or documentation that may be requested by any governmental entity in respect of such registrations, declarations and filings or such transactions and (v) permitting the other party to review any substantive communication given by it to, and consult with each other in advance of, and consider in good faith the other party’s reasonable comments in connection with, any communication, meeting or conference with, the governmental entity or, in connection with any proceeding by a private party, with any other person, provided that each party shall be entitled to redact material (1) to comply with contractual arrangements, (2) to address good faith legal privilege or confidentiality concerns or (3) to the extent relating to TeamHealth’s valuation and similar matters relating to the merger.
While we have no reason to believe it will not be possible to complete the antitrust reviews in a timely manner, there is no certainty that these reviews will be completed within the period of time contemplated by the merger agreement or that the completion of any of such reviews would not be conditioned upon actions that would be materially adverse to TeamHealth or Parent, or that a challenge to the merger will not be made. If a challenge is made, we cannot predict the result. For example, at any time before or after completion of the merger, the FTC or DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the merger or seeking divestiture of substantial assets of TeamHealth or Parent. Private parties or State Attorney General may also bring actions under the antitrust and other laws under certain circumstances. Pursuant to the merger agreement, Parent will not be required to take any action or omission with respect to (1) any of its affiliates that are engaged in businesses distinct from the private equity business of Blackstone (other than Parent, Merger Sub and TeamHealth and its subsidiaries and affiliated entities) or (2) any direct or indirect portfolio companies of investment funds advised or managed by one or more affiliates of Parent (other than, for the avoidance of doubt, TeamHealth and its subsidiaries and affiliated entities).
The expiration or termination of the HSR waiting period merely implies the satisfaction of certain regulatory criteria, which do not include review of the merger from the standpoint of the adequacy of the consideration to be received by TeamHealth’s stockholders. Further, antitrust reviews do not constitute an endorsement or recommendation of the merger.
Material U.S. Federal Income Tax Consequences of the Merger
The exchange of TeamHealth common stock for cash in the merger generally will be a taxable transaction for U.S. federal income tax purposes and may also be taxable under state and local and other tax laws. In general, a U.S. holder (as defined in the section entitled “Material U.S. Federal Income Tax Consequences of the Merger” beginning on page [•]) whose shares of TeamHealth common stock are converted into the right to receive cash in the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. holder’s adjusted tax basis in such shares. Gain or loss will be determined separately for each block of shares of TeamHealth common stock (i.e., shares of TeamHealth common stock acquired at the same cost in a single transaction). The determination of the actual tax consequences of the merger to a holder of TeamHealth common stock will depend on the holder’s specific situation.
The tax consequences of the merger to you will depend on your particular circumstances. You should read the section entitled “Material U.S. Federal Income Tax Consequences of the Merger” beginning on page [•] and consult your tax advisors regarding the U.S. federal income tax consequences of the merger to you in your particular circumstances, as well as tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.
Delisting and Deregistration of TeamHealth Common Stock
As promptly as practicable following the completion of the merger, the TeamHealth common stock currently listed on the NYSE will cease to be listed on the NYSE and will be deregistered under the Exchange Act.
Appraisal Rights
If the merger is completed, TeamHealth’s stockholders will be entitled to appraisal rights under Section 262 of the DGCL, provided that they strictly comply with the requirements of Section 262 of the DGCL.

Under the DGCL, if you do not wish to accept the $43.50 per share merger consideration provided for in the merger agreement, you have the right to seek appraisal of your shares of TeamHealth common stock and to receive payment in cash for the “fair value” of your shares of TeamHealth common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value, provided that you strictly comply with the requirements of Section 262 of the DGCL. The “fair value” of your shares of TeamHealth common stock as determined by the Delaware Court of Chancery may be more or less than, or the same as, the $43.50 per share that you are otherwise entitled to receive under the terms of the merger agreement. These rights are known as appraisal rights. TeamHealth’s stockholders who do not vote in favor of the merger proposal and who properly demand appraisal for their shares in compliance with the provisions of Section 262 of the DGCL and who do not thereafter fail to perfect, withdraw or otherwise lose such rights will be entitled to appraisal rights. Strict compliance with the statutory procedures in Section 262 of the DGCL is required. Failure to timely and properly comply with the statutory requirements will result in the loss of your appraisal rights.
This section is intended only as a brief summary of certain provisions of the Delaware statutory procedures that a stockholder must follow in order to demand and perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and the law pertaining to appraisal rights under the DGCL, and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex C to this proxy statement and is incorporated into this proxy statement by reference. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262 of the DGCL. All references in Section 262 of the DGCL and in this summary to a “stockholder” or a “holder” are to the record holder of the shares of TeamHealth common stock as to which appraisal rights are asserted.
Under Section 262 of the DGCL where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation must, not less than 20 days before the meeting, notify the stockholders who were stockholders of record on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights will be available. A copy of Section 262 of the DGCL must be included with such notice. This proxy statement constitutes TeamHealth’s notice to our stockholders that appraisal rights are available in connection with the merger and the full text of Section 262 of the DGCL is attached to this proxy statement as Annex C, in compliance with the requirements of Section 262 of the DGCL. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 of the DGCL contained in Annex C. Failure to comply timely and properly with the requirements of Section 262 of the DGCL will result in the loss of your appraisal rights under the DGCL. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of TeamHealth common stock, TeamHealth believes that if a stockholder is considering exercising such rights, such stockholder should seek the advice of legal counsel.
Any stockholder wishing to demand appraisal of his, her or its shares of TeamHealth common stock must deliver to TeamHealth at the address in the next paragraph below a written demand for appraisal of his, her or its shares of TeamHealth common stock before the vote is taken to approve the merger proposal, which written demand must reasonably inform us of the identity of the stockholder and that the stockholder intends to demand appraisal of his, her or its shares of TeamHealth common stock. A stockholder’s failure to deliver to TeamHealth the written demand for appraisal prior to the taking of the vote on the merger proposal at the special meeting of stockholders will result in the loss of appraisal rights. A stockholder seeking to perfect appraisal rights must not vote or submit a proxy in favor of the merger proposal. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted “FOR” the merger proposal, and it will nullify any previously delivered written demand for appraisal and result in the loss of the stockholder’s appraisal rights. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote “AGAINST” the merger proposal or abstain from voting on the merger proposal. Voting against or abstaining from voting or failing to vote on the merger proposal by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the merger proposal. A stockholder seeking to exercise appraisal rights must hold of record the shares of TeamHealth common stock on the date the written demand for appraisal is made and must continue to hold the shares of TeamHealth common stock of record through the effective time.

A stockholder will lose his, her or its appraisal rights if the stockholder transfers the shares for which it is seeking appraisal rights before the effective time.
All demands for appraisal should be addressed to Team Health Holdings, Inc., Attention: General Counsel, 265 Brookview Centre Way, Suite 400, Knoxville, Tennessee 37919, and must be delivered to TeamHealth before the vote is taken to approve merger proposal at the special meeting, and must be executed by, or on behalf of, the record holder of the shares of TeamHealth common stock.
Only a holder of record of shares of TeamHealth common stock is entitled to demand an appraisal of the shares registered in that holder’s name. Accordingly, a demand for appraisal must be executed by or on behalf of the record stockholder. The demand should set forth, fully and correctly, the record stockholder’s name as it appears in the transfer agent’s records and should specify the stockholder’s mailing address and the number of shares registered in the stockholder’s name. The demand must state that the stockholder intends to demand appraisal of the stockholder’s shares in connection with the merger. The demand cannot be made by the beneficial owner. The beneficial holder must have the registered owner, such as a bank, brokerage firm or other nominee, submit the required demand in respect of those shares of TeamHealth common stock. If you hold your shares of TeamHealth common stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.
If shares of TeamHealth common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made in that capacity. If the shares of TeamHealth common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner or owners. A record owner, such as a bank, brokerage firm or other nominee, who holds shares of TeamHealth common stock as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares of TeamHealth common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of TeamHealth common stock as to which appraisal is sought. Where no number of shares of TeamHealth common stock is expressly mentioned, the demand will be presumed to cover all shares of TeamHealth common stock held in the name of the record owner. If a stockholder holds shares of TeamHealth common stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record owner. Stockholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers or other nominees to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.
Within 10 days after the effective time, the surviving corporation in the merger must give notice of the date that the merger became effective to each of TeamHealth’s record stockholders who has submitted a demand in compliance with Section 262 of the DGCL and who did not vote in favor of the merger proposal. At any time within 60 days after the effective time of the merger, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the stockholder’s demand and accept the consideration specified by the merger agreement for that stockholder’s shares of TeamHealth common stock by delivering to the surviving corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective date of the merger will require written approval of TeamHealth, as the surviving corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. If a petition for appraisal is filed and the surviving corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s right to appraisal in accordance with the proviso in the immediately preceding sentence, if the

Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only payment of the “fair value” of such stockholder’s shares of TeamHealth common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. The fair value of the shares of TeamHealth common stock determined in any such appraisal proceeding could be less than, equal to or more than the consideration offered pursuant to the merger agreement.
Within 120 days after the effective time, but not thereafter, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of TeamHealth common stock held by all such stockholders. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon the surviving corporation. None of Blackstone, Sponsor, Parent, Merger Sub or TeamHealth, as the surviving corporation, has any obligation to file such a petition or has any present intention to file such a petition, and holders should not assume that any of the foregoing will file a petition. If a petition for appraisal is not timely filed, then the right to appraisal will cease. Accordingly, it is the obligation of the holders of TeamHealth common stock to initiate all necessary petitions to perfect their appraisal rights in respect of shares of TeamHealth common stock within the time prescribed in Section 262 of the DGCL and the failure of a stockholder to file such a petition within the period specified in Section 262 of the DGCL will result in the loss of appraisal rights.
Any stockholder who has properly complied with the requirements of Section 262 of the DGCL and who did not vote in favor of the merger proposal is, within 120 days after the effective date of the merger, entitled upon written request to receive from the surviving corporation a statement setting forth the aggregate number of shares of TeamHealth common stock not voted in favor of the merger proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within 10 days after such written request has been received by the surviving corporation or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of shares of TeamHealth common stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition for appraisal or request from the surviving corporation such statement.
If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, then the surviving corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of TeamHealth common stock and with whom agreements as to the value of their shares of TeamHealth common stock have not been reached. After notice to stockholders who have demanded appraisal from the Register in Chancery, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery will conduct a hearing upon the petition and determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights provided by Section 262 of the DGCL. Notwithstanding the foregoing, upon application by the surviving corporation or any stockholder entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion proceed to trial on the appraisal prior to final determination of the stockholders entitled to an appraisal. The Delaware Court of Chancery may require stockholders who have demanded payment for their shares of TeamHealth common stock to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder. In addition, the Delaware Court of Chancery will dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares of TeamHealth common stock entitled to appraisal exceeds 1% of the outstanding shares of TeamHealth common stock, or (2) the value of the consideration provided in the merger for such total number of shares of TeamHealth common stock exceeds $1 million.

The Delaware Court of Chancery will then conduct an appraisal proceeding to determine the fair value of the shares of TeamHealth common stock as of the effective time of the merger exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value, together with interest, if any, by the surviving corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time.
You should be aware that an investment banking opinion as to the fairness from a financial point of view of the consideration to be received in a sale transaction, such as the merger, is not an opinion as to fair value under Section 262 of the DGCL. Although we believe that the per share merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the per share merger consideration. Moreover, none of Blackstone, Sponsor, Parent, Merger Sub or TeamHealth, as the surviving corporation, anticipates offering more than the per share merger consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, the “fair value” of a share of TeamHealth common stock is less than or equal to the per share merger consideration. In determining “fair value,” the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares of TeamHealth common stock entitled to appraisal. Any stockholder who demanded appraisal rights will not, after the effective time, be entitled to vote shares of TeamHealth common stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares of TeamHealth common stock, other than with respect to payment as of a record date prior to the effective time. If no petition for appraisal is filed within 120 days after the effective time, or if the stockholder otherwise fails to perfect, validly withdraws or otherwise loses such holder’s right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder’s shares of TeamHealth common stock will be deemed to have been converted at the effective time into the right to receive the $43.50 per share cash payment (without interest and subject to any applicable withholding taxes) for his, her or its shares of TeamHealth common stock pursuant to the merger agreement.
Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a stockholder’s appraisal rights.
In view of the complexity of Section 262 of the DGCL, TeamHealth’s stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors.

THE MERGER AGREEMENT
The following discussion sets forth the material provisions of the merger agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference herein. The rights and obligations of the parties are governed by the express terms and conditions of the merger agreement and not by this discussion, which is summary by nature. This discussion is not complete and is qualified in its entirety by reference to the complete text of the merger agreement. You are encouraged to read the merger agreement carefully in its entirety, as well as this proxy statement and any documents incorporated by reference herein, before making any decisions regarding the merger. This section is not intended to provide you with any factual information about us. Such information can be found elsewhere in this proxy statement and in the public filings we make with the SEC, as described in the section entitled “Where You Can Find More Information,” beginning on page [•].
The Merger
Upon the terms and subject to the conditions of the merger agreement and in accordance with the DGCL, at the effective time, Merger Sub will merge with and into TeamHealth, the separate corporate existence of Merger Sub will cease, and TeamHealth will continue as the surviving corporation and a wholly owned subsidiary of Parent. The merger will have the effects set forth in the merger agreement and the relevant provisions of the DGCL.
Closing and Effectiveness of the Merger
The closing of the merger will take place at 9:00 a.m. (New York City time) on the third business day following the day on which the conditions to closing (described below under “The Merger Agreement — Conditions to Closing of the Merger”) have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing (but subject to the satisfaction or waiver of those conditions at the closing)), or such other time as TeamHealth and Parent may agree, provided that if Parent’s marketing period (described below under “The Merger Agreement — Marketing Period and Efforts”) has not ended at such time, then the closing will occur on the earlier of  (i) a business day during the marketing period specified by Parent with no less than three business days’ notice to TeamHealth and (ii) the third business day following the final day of the marketing period or, if earlier, the business day that is after the final day of the marketing period and that is immediately prior to the end date, in each case subject to the satisfaction of the conditions to closing (other than those conditions that by their nature are to be satisfied at the closing (but subject to the satisfaction or waiver of those conditions at the closing)).
On the closing date, Parent and TeamHealth will file a certificate of merger with the Secretary of State of the State of Delaware in accordance with Section 251 of the DGCL. The merger will become effective at the time the certificate of merger is filed with the Secretary of State of the State of Delaware or at a later time as Parent and TeamHealth agree upon in writing and specify in the certificate of merger in accordance with the DGCL.
Merger Consideration
At the effective time, each outstanding share of TeamHealth common stock (other than excluded shares) will be converted automatically into the right to receive $43.50 in cash, without interest and subject to any applicable withholding taxes (the “merger consideration”). After the merger is completed, holders of TeamHealth common stock will have only the right to receive the merger consideration, and will no longer have any rights as holders of TeamHealth common stock. Shares of TeamHealth common stock held by us or any direct or indirect wholly owned subsidiary of TeamHealth, including shares held in treasury by us, or by Parent or Merger Sub or any other direct or indirect wholly owned subsidiary of Parent will be cancelled without payment at the effective time. Shares held by stockholders who have properly made and not withdrawn a demand for appraisal rights under the DGCL (which we refer to as “dissenting shares”) will not be converted into the right to receive the merger consideration unless and until such holder has effectively withdrawn or otherwise lost or failed to perfect such holder’s rights to appraisal or payment under the DGCL, at which time such shares will be treated as if they had been converted into and become exchangeable for the right to receive, as of the effective time, the merger consideration, without interest and subject to any applicable withholding tax. TeamHealth will give Parent prompt notice of receiving any demands for appraisal, withdrawals or attempted withdrawals of such demands, and any other instruments served pursuant to applicable law relating to stockholders’ rights of appraisal. Parent will have the right to direct and control all negotiations and proceedings with respect to any such demands, withdrawals or attempted withdrawals of such demands, provided that until the effective time, Parent will consult with TeamHealth with respect to such negotiations and proceedings. TeamHealth will not, without the consent of Parent, and prior to the effective time, Parent will not without the consent of TeamHealth, make any payment with respect to any demands for appraisal or offer to settle or compromise, or settle or compromise or otherwise negotiate, any demands for appraisal, or approve any withdrawal of any such demands, or waive any failure to timely deliver a written demand for appraisal or otherwise to comply with the provisions of the DGCL, or agree to do any of the foregoing. Pursuant to the merger agreement, Parent, the surviving corporation and the paying agent will be entitled to deduct and withhold from the consideration otherwise payable in respect of the TeamHealth common stock, options to purchase shares of TeamHealth common stock, Stock Units, PSUs or MSUs such amounts as it is required to deduct and withhold with respect to the making of such payment by applicable law. To the extent that amounts are withheld or deducted and paid over to the applicable governmental entity, the withheld or deducted amounts will be treated for all purposes of the merger agreement as having been paid to the holder of TeamHealth common stock, options to purchase shares of TeamHealth common stock, Stock Units, PSUs or MSUs in respect of which that deduction and withholding were made. See “Material U.S. Federal Income Tax Consequences of the Merger” beginning on page [•] and consult your tax advisors regarding the U.S. federal income tax consequences of the merger to you in your particular circumstances, as well as tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.
Exchange Procedures
Before the effective time, Parent or Merger Sub will enter into an agreement with a paying agent (the “paying agent”) selected by Parent and approved by TeamHealth, which approval shall not be unreasonably conditioned, withheld or delayed, to receive payment of the aggregate merger consideration as provided by the merger agreement in respect of shares of TeamHealth common stock (other than excluded shares). Concurrently with the effective time, Parent will deposit (or cause to be deposited) with the paying agent in trust for the benefit of holders of TeamHealth common stock (other than excluded shares) a cash amount in immediately available funds (the “exchange fund”) that, when taken together with cash available on TeamHealth’s balance sheet deposited with the paying agent, is sufficient to provide all funds necessary for payment of the aggregate merger consideration in exchange for all of the shares of TeamHealth common stock outstanding immediately prior to the effective time (other than excluded shares). Promptly after the effective time (and in any event within two business days thereafter), the surviving corporation shall cause the paying agent to mail to each former record holder of shares of TeamHealth common stock that have converted into the right to receive the merger consideration with respect thereto (which excludes excluded shares) (A) transmittal materials, including a customer letter of transmittal specifying that delivery shall be effected and risk of loss and title shall pass upon delivery of any certificates (“certificates”) that immediately prior to the effective time represented outstanding shares of TeamHealth common stock or, with respect to shares held in book-entry form, upon delivery of an agent’s message regarding the book-entry transfer of such shares and (B) instructions for use in effecting the surrender of such holder’s certificates or book-entry shares, as applicable. Each record holder of book-entry shares will be entitled to receive the merger consideration for each share represented by such holder’s book-entry shares upon the receipt by the paying agent of a customary “agent’s message” constituting the deemed surrender of such holder’s book-entry shares. Each record holder of certificates will be entitled to receive the merger consideration for each share represented by such holder’s certificates upon surrender of such certificates to the paying agent.
Upon demand, any portion of the exchange fund that remains unclaimed by the former holders of shares of TeamHealth common stock for 12 months after the effective time will be delivered to the surviving corporation. Thereafter, holders of certificates or book-entry shares who have not yet surrendered their certificates or book-entry shares will be entitled to look to the surviving corporation for payment of the merger consideration. Until surrendered, the certificates or book-entry shares will represent only the right to receive upon surrender the aggregate merger consideration as provided in the merger agreement.

If payment of the merger consideration in respect of any cancelled share of TeamHealth common stock is to be made to a person other than the person in whose name the surrendered certificate or book-entry share is registered, it will be a condition to payment that the certificate or book-entry share formerly representing such share of TeamHealth common stock is properly presented to the paying agent accompanied by all documents required to evidence, to the reasonable satisfaction of the surviving corporation, and effect such transfer and to evidence that any applicable transfer or other similar taxes have been paid or are not applicable.
The merger consideration paid upon the surrender of certificates or book-entry shares in accordance with the terms of the merger agreement will be deemed to have been paid in full satisfaction of all rights pertaining to the shares of TeamHealth common stock previously represented by such certificates or book-entry shares.
Treatment of TeamHealth Equity Awards
Stock Options.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding option to purchase shares of TeamHealth common stock (other than any options subject to performance vesting conditions which are not achieved at or prior to the effective time, which will automatically be forfeited for no consideration as of the effective time) will become immediately vested and be cancelled and the holder will be entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (i) the number of shares subject to the option, multiplied by (ii) the excess, if any, of  $43.50 over the exercise price of the option, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.
Stock Units.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, any vesting conditions applicable to each outstanding Stock Unit will automatically accelerate in full, and each Stock Unit will be cancelled and the holder will be entitled to receive, at or promptly following the effective time, an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the total number of shares subject to the Stock Unit immediately prior to the effective time multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time. With respect to any Stock Units that are restricted stock units and are subject to an election providing for the deferred delivery of underlying shares on a date following the vesting date of such Stock Units, the amount that would be otherwise payable in respect of such Stock Units pursuant to the merger agreement will instead be credited to notional, book-entry accounts and paid to the respective holders at the time specified pursuant to the applicable deferral election.
PSUs.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding PSU will automatically become immediately vested at target level performance, and each PSU will be cancelled, with the holder being entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the target number of shares subject to the PSU immediately prior to the effective time multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.
MSUs.   Immediately prior to the effective time, except as otherwise agreed to in writing between a holder and Parent, each outstanding MSU (all of which are held by our Chief Executive Officer) will automatically become immediately vested with respect to the number of earned MSUs, determined in accordance with the terms of the award agreement governing the MSUs by and between TeamHealth and our Chief Executive Officer, and each MSU will be cancelled, with the holder being entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of  (x) the number of earned MSUs multiplied by (y) $43.50, payable in a lump sum through TeamHealth’s payroll system or by check as soon as reasonably practicable after the effective time.
ESPPs.   Under the ESPPs (i) no offering period shall be authorized or commenced on or after the date of the merger agreement and (ii) each ESPP participant’s accumulated contributions under the respective ESPP shall be used to purchase shares of TeamHealth common stock in accordance with the terms of the respective ESPP, as of the end of the final offering period (if any offering period is in process at the effective time), and (iii) the ESPPs will terminate immediately prior to the effective time, and no further rights will be granted or exercised under the ESPPs.
Representations and Warranties
The merger agreement contains representations and warranties that we, on the one hand, and Parent and Merger Sub, on the other hand, have made to one another (in some cases, as of specific dates) relating to our and their respective businesses. The assertions embodied in those representations and warranties were made solely for purposes of the merger agreement, and may be subject to important qualifications and limitations (including through the use of exceptions for certain matters disclosed by the party that made the representations and warranties to the other party) agreed to by the parties in connection with negotiating the terms of the merger agreement. Accordingly, TeamHealth stockholders should not rely on representations and warranties as characterizations of the actual state of facts or circumstances, and should bear in mind that the representations and warranties were made solely for the benefit of the parties to the merger agreement, were negotiated for purposes of governing contractual rights and relationships and allocating contractual risk among the parties to the merger agreement as of specific dates, rather than to establish matters as facts, and may be subject to contractual standards of materiality different from those generally applicable to stockholders. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be reflected in our public disclosures. None of the representations and warranties will survive the closing of the merger, and, therefore, they will have no legal effect under the merger agreement after the effective time. This description of the representations and warranties is included to provide TeamHealth stockholders with information regarding the terms of the merger agreement. The representations and warranties in the merger agreement and their description in this proxy statement should be read in conjunction with the other information contained in the reports, statements and filings we publicly file with the SEC.
Our representations and warranties relate to, among other things:
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our and our subsidiaries’ and affiliated entities’ due organization, valid existence, good standing, corporate power, qualification to do business and similar corporate matters;

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our and our material subsidiaries’ and affiliated entities’ certificate of incorporation, bylaws or equivalent organizational or governing documents;

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our and our subsidiaries’ and affiliated entities’ capitalization, capital structure and equity securities;

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our corporate power and authority to enter into and perform our obligations under the merger agreement and consummate the merger and the other transactions contemplated thereby, and the enforceability and due execution and delivery of the merger agreement;

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TeamHealth stockholder approval required to complete the merger;

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the absence of conflicts with our (and our subsidiaries’ and affiliated entities’) organizational documents or any license or applicable law, rule, regulation, order, judgment or decree (assuming that certain regulatory filings are made, certain regulatory consents are obtained and stockholder approval is obtained) in each case as a result of the execution, delivery and performance of the merger agreement and the consummation of the transactions contemplated thereby;

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the absence of defaults, breaches, violations, losses of benefits under, certain rights (including termination, cancellation, amendment or acceleration rights) or consents required under our and our subsidiaries’ and affiliated entities’ contracts, or creation of certain liens on our material assets, in each case as a result of the execution, delivery and performance of the merger agreement and the consummation of the transactions contemplated thereby;

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consents, approvals, authorizations, permits, notifications and filings required by governmental entities to enter into the merger agreement, perform thereunder and consummate the transactions contemplated thereby;

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our and our subsidiaries’ and affiliated entities’ compliance with applicable law (including applicable anti-corruption laws) and certain regulatory matters;

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accuracy and sufficiency of financial statements and SEC filings, disclosure controls and procedures and internal controls over financial reporting, the Sarbanes Oxley Act of 2002 and absence of undisclosed liabilities (including certain “off-balance sheet” arrangements);

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(a) the absence from June 30, 2016 through the date of the merger agreement of  (except as contemplated by the merger agreement) certain actions that would have required Parent’s consent under the merger agreement, including amendments to TeamHealth’s or any of its subsidiaries’ certificate of incorporation or bylaws, certain acquisitions in excess of  $15 million in the aggregate, the creation of certain liens in excess of  $10 million of notional debt, the incurrence or guarantee of additional indebtedness in excess of  $10 million, material changes to accounting policies or tax procedures and entry into new lines of business and (b) the absence from December 31, 2015 of any event, development, change, effect or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect;

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our and our subsidiaries’ and affiliated entities’ material contracts;

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the absence of suits, claims, charges, actions, proceedings, audits, investigations or arbitrations pending or threatened against us or our subsidiaries or affiliated entities or our respective assets or properties and the absence of certain orders or injunctions against us or our subsidiaries or affiliated entities or our respective assets or properties;

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labor and employment matters affecting us or our subsidiaries or affiliated entities, including our benefits plans;

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insurance policies and related matters;

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our real and personal property;

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certain tax matters;

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accuracy of information in this proxy statement;

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intellectual property;

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environmental matters;

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the TeamHealth Board’s receipt of an opinion from Goldman Sachs regarding the fairness, from a financial point of view, of the consideration to be received by holders of TeamHealth common stock (other than Parent and its affiliates);

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brokers’, investment bankers’, and finders’ fees;

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inapplicability of antitakeover statutes to the merger;

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our and our subsidiaries’ and affiliated entities’ compliance with healthcare laws and certain healthcare regulatory matters; and

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certain matters related to our and our subsidiaries’ and affiliated entities’ government contracts.

Some of our representations and warranties are qualified as to materiality or by exceptions related to circumstances or events or occurrences that would not reasonably be expected to prevent or delay our consummation of the transactions contemplated by the merger agreement or related to a material adverse effect with respect to TeamHealth and our subsidiaries and affiliated entities, taken as a whole. Under the merger agreement, “material adverse effect” with respect to TeamHealth and our subsidiaries and affiliated entities means any event, development, change, effect or occurrence that, individually or in the aggregate, has, or would reasonably be expected to have, a material adverse effect on or with respect to the business, results of operation or condition (financial or otherwise), assets or liabilities of TeamHealth and our subsidiaries and affiliated entities, taken as a whole; provided, that no events, developments, changes, effects or occurrences relating to, arising out of or in connection with or resulting from any of the following, either alone or in combination, shall constitute or contribute to a material adverse effect (provided, that with respect to the first, second, fourth and fifth bullet points below, to the extent that TeamHealth and our subsidiaries and affiliated entities, taken as a whole, are disproportionately affected thereby as compared with other participants in the industries in which we and our subsidiaries and affiliated entities operate (in which case solely the incremental disproportionate impact or impacts may be taken into account in determining whether there has been or would reasonably be expected to be a material adverse effect)):
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general changes or developments in the economy or the financial, debt, capital, credit or securities markets in the United States or elsewhere in the world in which TeamHealth, our subsidiaries or affiliated entities have material operations, including as a result of changes in geopolitical conditions;

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general changes or developments in the industries in which TeamHealth or its subsidiaries or affiliated entities operate;

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the execution and delivery of the merger agreement or the public announcement or pendency of the merger or other transactions contemplated thereby, including any impact on relationships, contractual or otherwise, with customers, suppliers, vendors, investors, lenders, partners, contractors or employees of TeamHealth and its subsidiaries and affiliated entities, or the performance of the merger agreement and the transactions contemplated thereby, including compliance with the covenants set forth in the merger agreement (other than the covenants set forth in section 5.1 of the merger agreement) and any action taken or omitted by TeamHealth at the express written request of or with the express written consent of Parent or Merger Sub (except that the above event will not apply to certain representations and warranties of TeamHealth regarding absence of conflicts, company benefit plans and employee compensation, brokers and antitakeover statutes);

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changes in any applicable laws or regulations or applicable accounting regulations or principles or interpretation or enforcement thereof;

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any hurricane, tornado, earthquake, flood, tsunami, natural disaster, act of God or other comparable events or outbreak or escalation of hostilities or war (whether or not declared), military actions or any act of sabotage or terrorism, or national or international political or social conditions;

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any decline in the market price or trading volume of the shares of common stock of TeamHealth or the credit rating of TeamHealth (except the facts, circumstances, developments, events, changes, effects or occurrences giving rise to or contributing to such decline may be deemed to constitute or be taken into account in determining whether there has been or would reasonably be expected to be, a material adverse effect); or

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any failure by TeamHealth to meet any published analyst estimates or expectations of TeamHealth’s revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by TeamHealth to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (except the facts, circumstances, developments, events, changes, effects or occurrences giving rise to or contributing to such decline may be deemed to constitute or be taken into account in determining whether there has been or would reasonably be expected to be, a material adverse effect).

Parent and Merger Sub also make a number of representations and warranties to us regarding various matters pertinent to the merger. The topics covered by these representations and warranties include the following:
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due organization, valid existence, good standing, corporate power, qualification to do business and similar corporate matters;

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corporate power and authority to enter into and perform their obligations under the merger agreement and consummate the merger and the other transactions contemplated thereby, and the enforceability and due execution and delivery of the merger agreement;

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the absence of conflicts with their respective organizational documents, or any applicable law, rule, regulation, order, judgement or decree (assuming that certain regulatory filings are made and certain regulatory consents are obtained), in each case as a result of the execution, delivery and performance of the merger agreement and the consummation of the transactions contemplated thereby;

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the absence of defaults, breaches, violations, accelerations of obligations, loss of benefit under, or certain rights (including termination, cancellation or amendment rights) of third parties under Parent’s or its subsidiaries’ contracts, or creation of liens on Parent’ or, Merger Sub’s material properties or assets in either case as a result of the execution, delivery and performance of the merger agreement and the consummation of the transactions contemplated thereby;

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the absence of suits, claims, actions, proceedings or arbitrations pending or threatened against them or their assets and properties and the absence of certain material orders or injunctions against them;

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no ownership by Parent, Merger Sub and their respective subsidiaries of TeamHealth common stock;

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Parent’s ownership of 100% (directly or indirectly) of Merger Sub and the absence of any liabilities or obligations of Merger Sub other than in connection with the merger agreement, the other transaction documents and liabilities and obligations incidental to its formation and the maintenance of its existence;

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accuracy of information supplied by or on behalf of Parent or Merger Sub specifically for inclusion in or incorporation by reference in this proxy statement;

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brokers’, investment bankers’, financial advisors’ and similar fees;

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the delivery of executed equity and debt commitment letters;

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the committed financing and the availability and sufficiency of funds in accordance with the debt commitment letter and the equity commitment letter to complete the merger;

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the delivery by Parent to TeamHealth of the limited guarantee;

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the solvency of the surviving corporation immediately following the effective time (subject to certain identified assumptions);

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no vote required of the stockholders of Parent, except for the adoption of the plan of merger contained in the merger agreement by Parent as the sole stockholder of Merger Sub;

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that Parent and Merger Sub have had access to information regarding TeamHealth’s business and has conducted their own independent investigation and analysis of TeamHealth;

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the absence of certain arrangements between Parent, Merger Sub or any of their respective affiliates and any member of TeamHealth’s stockholders, management or directors; and

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acknowledgement as to the absence of any other representations or warranties by TeamHealth other than as set forth in the merger agreement.

Some of Parent’s and Merger Sub’s representations and warranties are qualified as to materiality or by exceptions related to the absence of any circumstances which would or would reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of Parent or Merger Sub to consummate of the transactions contemplated by the merger agreement.
The representations and warranties of each of the parties to the merger agreement will expire upon the completion of the merger or the termination of the merger agreement.
Conduct of Business Pending the Merger
We have agreed to restrictions on the operation of our business until the earlier of the effective time or the valid termination of the merger agreement. Except (i) as otherwise expressly required or permitted by the merger agreement, (ii) as set forth in the company disclosure letter, (iii) as required by applicable laws or

(iv) as Parent consents to in writing (not to be unreasonably withheld, conditioned or delayed), (a) we have agreed to and will cause our subsidiaries and affiliated entities to conduct our and their respective businesses in the ordinary and usual course of business and use our and their respective reasonable best efforts to preserve substantially intact our and each of our subsidiaries’ and affiliated entities’ business organization and material business relationships (including with governmental entities, customers, suppliers, creditors, and lessors), and (b) without limiting the foregoing, we shall not and shall cause each of our subsidiaries not to:
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(A) amend, adopt any amendment to or otherwise change our certificate of incorporation or bylaws or other applicable governing instruments, (B) enter into any agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganizational document or (C) adopt any “poison pill” or similar stockholder rights plan;

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other than in the ordinary course of business consistent with past practices, acquire (whether by merger, consolidation or acquisition of stock or substantially all of the assets), or make any investment in any interest in, any business or any corporation, partnership or other business organization or division thereof or any property or assets, in each case, except for (A) purchases of inventory and other assets in the ordinary course of business consistent with past practices or pursuant to existing contracts in effect as of the date of the merger agreement, (B) acquisitions in the ordinary course of business consistent with past practices not to exceed $15 million in the aggregate, or (C) any of our wholly owned subsidiaries or affiliated entities;

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issue, sell, grant, authorize, pledge, encumber or dispose of  (or authorize the issuance, sale, grant, authorization, pledge, encumbrance or disposition of), any shares of capital stock, voting securities or other ownership interest, or any options, warrants, convertible securities or other rights of any kind to acquire or receive, or that are convertible into or exchangeable or exercisable for, any shares of capital stock, any voting securities or other ownership interest (including stock appreciation rights, phantom stock or similar instruments), of TeamHealth or any of its subsidiaries (except (a) for the issuance of shares of TeamHealth common stock upon the exercise, vesting or settlement of options, PSUs, MSUs or stock units as required under the terms thereof in effect as of the date of the merger agreement that have been made available to Parent, (b) for any issuance, sale or disposition to TeamHealth or a wholly owned subsidiary or affiliated entity of TeamHealth by any subsidiary or affiliated entity of TeamHealth or (c) the grant of MSUs, PSUs, options, stock units or any other award required to be granted under the terms of the company stock plan in effect as of the date of the merger agreement and made available to Parent);

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reclassify, combine, split, reverse split, consolidate, recapitalize, subdivide, redeem, purchase or otherwise acquire any shares of capital stock or other ownership interests of TeamHealth or any of its subsidiaries or affiliated entities (or any warrants, options or other rights to acquire the foregoing) or consummate or authorize any other similar transaction with respect to shares of capital stock or ownership interests of TeamHealth or any of its subsidiaries (or any warrants, options or other rights to acquire the foregoing) (except (a) for the acquisition of shares of TeamHealth common stock tendered by directors or employees in connection with a cashless exercise of options or in order to pay taxes in connection with the exercise of options or (b) for the settlement of any PSUs or stock units as required under the terms of the company stock plan as in effect as of the date of the merger agreement and made available to Parent);

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except under TeamHealth’s credit facility in the ordinary course of business consistent with past practices, create or incur certain liens in excess of  $10 million of notional debt in the aggregate on any material assets of TeamHealth or its subsidiaries or affiliated entities;

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make any loans, advances or capital contributions to, or investment in, any person, other than us or our wholly-owned subsidiaries or affiliated entities, not in excess of  $5 million in the aggregate;

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sell, transfer or otherwise dispose of  (whether by merger, consolidation or disposition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof or otherwise sell, lease, assign, license, transfer, exchange, swap, abandon, grant an easement with respect to, or subject to certain liens, allow to expire, or dispose of any assets, rights or properties (including intellectual property) other than (A) sales, dispositions or licensing of equipment and/or inventory and other assets in the ordinary course of business consistent with past practices and/or pursuant to existing contracts in effect as of the date of the merger agreement, (B) leases or sub-leases, in each case, in the ordinary course of business consistent with past practices or (C) other sales, leases, assignments, licenses, transfers, exchanges, swaps, abandonments, expirations or dispositions of assets, rights or properties to TeamHealth or any wholly owned subsidiary or affiliated entity of TeamHealth or of assets, rights or properties with a value of less than $5 million in the aggregate;
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declare, set aside, establish a record date for, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to our or our subsidiaries’ or affiliated entities’ capital stock (except for any dividend or distribution by a subsidiary of TeamHealth or affiliated entity to TeamHealth or any wholly owned subsidiary or affiliated entity of TeamHealth);

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authorize or make any capital expenditures which are, in the aggregate, in excess of  $2 million other than as set forth in the annual budget made available to Parent (or, with respect to periods following the final period reflected in such annual budget (i.e., Q1 2017 and Q2 2017), similar in nature, type and size to the capital expenditures as set forth in such annual budget for the comparable prior year period (i.e., Q1 2016 and Q2 2016));

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other than (A) in the ordinary course of business consistent with past practices with respect to a contract that either has a term no longer than one (1) year or can be terminated by TeamHealth without material penalty or other material adverse effect on TeamHealth or its subsidiaries or affiliated entities upon notice of ninety (90) days or less or (B) as required by law, (1) enter into any contract that would have been a material contract if it had been in effect as of the date of the merger agreement, (2) extend or renew any material contract or any contract that would have been a material contract if it had been in effect as of the date of the merger agreement, or (3) otherwise modify, amend, terminate or waive any material rights or obligations under any material contract or any contract that would have been a material contract if it had been in effect as of the date of the merger agreement;

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except for borrowings under TeamHealth’s credit facility in the ordinary course of business consistent with past practices and except for intercompany loans between TeamHealth and any of its wholly owned subsidiaries or affiliated entities or between any wholly owned subsidiaries or affiliated entities of TeamHealth, incur, prepay, issue, syndicate, refinance, or otherwise become liable for, indebtedness for borrowed money in excess of  $10 million, or modify in any material respect the terms of any such indebtedness for borrowed money, or assume, guarantee or endorse the obligations of any person (other than a wholly owned subsidiary or affiliated entity of TeamHealth), in each case, in excess of  $10 million, other than (A) indebtedness to fund amounts required to be paid pursuant to acquisitions permitted by or consented to under the merger agreement or (B) guarantees incurred in compliance with the merger agreement by TeamHealth of indebtedness of subsidiaries of TeamHealth;

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except as required pursuant to the merger agreement or the terms of any company plan as in effect on the date of the merger agreement and disclosed to Parent (A) increase the compensation or benefits (including, without limitation, change in control, retention, severance or termination pay) of any of its directors, officers or employees (except base salary or wage increases in the ordinary course of business consistent with past practices with respect to employees who are not directors or executive officers and whose annual compensation is less than $250,000 prior to any such increase, including pursuant to TeamHealth’s regular merit review process), (B) grant any change in control, retention, severance or termination pay to any current or former TeamHealth employee (except as required by applicable law), (C) establish, adopt, enter into, amend or terminate any company plan or any employment, consulting or severance agreement or arrangement with any of its present or former directors, officers or other employees, except for offers of employment or promotions in the ordinary course of business consistent with past practices or in connection with a replacement hiring, in each case, for employees whose annual compensation is less than $250,000, (D) grant any equity or equity-based awards except as permitted under the merger agreement, (E) loan or advance any money or any other property to any present or former director, officer, or employee of TeamHealth or any subsidiary, (F) allow for the commencement of any new offering periods under either of the ESPPs, (G) hire (other than as an ordinary course non-executive replacement hire) or terminate (other than for cause) any employee with an annual compensation in excess of  $250,000, or (H) take any action to accelerate the vesting, funding or payment of any compensation, or benefits under, any company plan;
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make any material change in any accounting principles, procedures, policies or practices except as may be required to conform to changes in applicable law or GAAP or regulatory requirements with respect thereto;

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other than as required by applicable law or GAAP, (A) make any material change to any method of tax accounting, (B) make, revoke, or change any material tax election, (C) surrender any claim for a refund of a material amount of taxes, (D) enter into any closing agreement with respect to any material taxes, (E), amend any material income tax return, or (F) settle or compromise any material tax liability;

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other than as required by applicable law, enter into any material collective bargaining agreement, recognize or certify any labor union, labor organization, works council or group of employees of the Company or any of its subsidiaries or affiliated entities as the bargaining representative for any TeamHealth employees;

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change the exempt/nonexempt classification of any group of TeamHealth employees unless required by applicable laws;

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waive, release settle or compromise any action other than settlements or compromises of litigation that do not impose any material non-monetary obligations on TeamHealth or its subsidiaries’ or affiliated entities and where the amount paid does not exceed $2 million;

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enter any new line of business outside of our existing business as of the date of the merger agreement; or

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agree, authorize, or commit, to take any of the foregoing actions.

Parent and Merger Sub have agreed to restrictions on the operation of their businesses until the earlier of the effective time or the valid termination of the merger agreement. Parent and Merger Sub will not take any action (including any action with respect to a third party) that would, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or have a material adverse effect on the ability of Parent or Merger Sub to consummate the transactions contemplated by the merger agreement.
Go-Shop Period; Restrictions on Solicitation of Acquisition Proposals
Acquisition Proposals
During the go-shop period, TeamHealth and its subsidiaries and affiliated entities and their respective directors, officers, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants and other advisors, affiliates or representatives shall have the right to:
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initiate, solicit, facilitate and encourage any inquiry or the making of any proposal or offer that could constitute an acquisition proposal, including by providing information regarding, and affording access to the business, properties, assets, books, records and personnel of, TeamHealth and its subsidiaries and affiliated entities to any person pursuant to an acceptable confidentiality agreement, provided that TeamHealth must provide to Parent and Merger Sub any material non-public information or data that is provided to any person given such access that was not previously made available to Parent or Merger Sub prior to or substantially concurrently with the time it is provided to such person (and in any event, within 24 hours); and

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engage in, enter into, continue or otherwise participate in any discussions or negotiations with any persons with respect to any acquisition proposals (or inquiries that could lead to an acquisition proposal) and cooperate with or assist or participate in or facilitate any such inquiries, proposals, offers, discussions or negotiations or any effort or attempt to make any acquisition proposals, including granting a limited waiver, amendment or release under any pre-existing standstill or similar provision with any person to the extent necessary to permit such person to make or amend a confidential acquisition proposal (such limited waiver to include an express acknowledgement by the parties thereto that under no circumstances will such restricted person(s) be permitted to acquire, directly or indirectly, any securities of TeamHealth or any of its subsidiaries or affiliated entities prior to the valid termination of the merger agreement).
No later than one business day after the end of the go-shop period, TeamHealth must (A) notify Parent in writing of the identity of each person from whom TeamHealth received a written acquisition proposal during the go-shop period, (B) provide Parent a list identifying each excluded party (as defined below) as of the end of the go-shop period and (C) provide to Parent (x) a copy of any acquisition proposal made in writing and any other written terms or proposals provided (including financing commitments) to TeamHealth or any of its subsidiaries or affiliated entities in connection with any acquisition proposal and any material modifications thereto and (y) a written summary of the material terms of any acquisition proposal not made in writing (including any material terms proposed orally or supplementally and any material modifications thereto).
Non-Solicitation Provisions and Exceptions
From the no-shop period start date until the earlier of the effective time and the valid termination of the merger agreement, TeamHealth is subject to restrictions on its ability to solicit third party proposals relating to alternative transactions or to provide information to and engage in discussions or negotiations with a third party in relation to an alternative transaction (subject to certain exceptions with respect to any excluded party and certain exceptions prior to the approval of the merger proposal by TeamHealth stockholders at the special meeting). Specifically, TeamHealth shall not, and shall cause its subsidiaries and affiliated entities not to (and shall direct its and their directors, officers, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants and other advisors, affiliates or representatives not to):
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initiate, solicit or knowingly encourage or knowingly facilitate any inquiries, proposals or offers with respect to, or the making of, or that could reasonably be expected to lead to, an acquisition proposal;

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enter into, continue or otherwise participate or engage in, knowingly facilitate or knowingly encourage, any negotiations or discussions concerning, or that could reasonably be expected to lead to, an acquisition proposal, or provide access to its properties, books, records or any confidential information or data to any person relating to TeamHealth, its subsidiaries and its affiliated entities in connection with the foregoing;

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approve, endorse or recommend (or propose publicly to approve, endorse or recommend) any acquisition proposal;

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take any action to make the provisions of any takeover law, or any restrictive provision of any applicable anti-takeover provision in the certificate of incorporation or bylaws of TeamHealth, inapplicable to any transactions contemplated by any acquisition proposal; or

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execute or enter into, any merger agreement, acquisition agreement or other similar definitive agreement for any acquisition proposal.

Additionally, TeamHealth shall not authorize, commit to or agree to do any of the foregoing prohibited activities. For the avoidance of doubt, notwithstanding the commencement of the no-shop period start date, until the cut-off date, TeamHealth may continue to engage in the foregoing activities with any excluded party, but only for so long as such person is an excluded party. Immediately following the no-shop period start date, TeamHealth shall and shall cause each of its subsidiaries and affiliated entities and its and their representatives to immediately (1) cease any solicitations, discussions, communications or negotiations with any person in connection with an acquisition proposal or any potential acquisition proposal and (2) terminate access to any physical or electronic data rooms relating to any potential acquisition proposal, except as it may relate to any excluded party, but only for so long as such person is an excluded party. Except as it may relate to an excluded party, TeamHealth also agrees that following the no-shop period start date it will promptly (and in any event within two business days thereof) deliver a written notice to each such person to the effect that TeamHealth is ending all solicitations, discussions, communications and negotiations with such person, which notice shall also request that each such person who has executed a confidentiality agreement prior to the date of the merger agreement in connection with a potential acquisition of TeamHealth promptly return or destroy all confidential information furnished by or on behalf of TeamHealth or any of its subsidiaries prior to the date of the merger agreement.
After the no-shop period start date or, with respect to an excluded party after ten business days following the no-shop period start date, we must provide prompt (and in any event within one business day after our knowledge of any such event) notice to Parent of receipt of any acquisition proposal, any inquiry, proposal, offer or request for information with respect to, or that could reasonably be expected to result in, an acquisition proposal or any discussions or negotiations sought to be initiated or continued with us or any of our subsidiaries or affiliated entities or our or their representatives concerning an acquisition proposal, including a summary of the material terms of such acquisition proposal, inquiry, offer, proposal or request for information (including copies of any acquisition proposal, inquiry, offer, proposal or request for information made in writing and a summary of terms and conditions of any acquisition proposal, inquiry, offer, proposal or request for information not made in writing) and the identity of the person making such acquisition proposal, inquiry, offer, proposal or request for information.
Notwithstanding the foregoing non-solicitation restrictions and TeamHealth’s obligations under the merger agreement relating to the special meeting, nothing contained in the merger agreement prevents us from taking and disclosing a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act, making a customary “stop-look-and-listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or making any legally required disclosure to stockholders with regard to the transactions contemplated by the merger agreement or an acquisition proposal (provided, that any public disclosure (other than any “stop-look-and-listen” statement) by TeamHealth or the TeamHealth Board relating to any determination or other action by the TeamHealth Board with respect to an acquisition shall be deemed to be a change of recommendation concerning the merger proposal unless the TeamHealth Board expressly publicly reaffirms its recommendation concerning the merger proposal in such disclosure).
Further, notwithstanding the foregoing non-solicitation restrictions and TeamHealth’s obligations under the merger agreement relating to the special meeting, prior to obtaining the approval of the merger proposal by the TeamHealth stockholders at the special meeting, we may (x) contact and engage in discussions, negotiations or communications with any person and its representatives who has made an acquisition proposal that was not the result of a material breach of the non-solicitation restrictions described above and (y) provide access to TeamHealth’s or any of its subsidiaries or affiliated entities properties, books and records and provide information and data in response to a request therefor by any person who has made a bona fide acquisition proposal that was not the result of a material breach of the non-solicitation restrictions described above, if the TeamHealth Board (A) determines in good faith, after consultation with its outside legal counsel and financial advisor, that such acquisition proposal constitutes or would reasonably be expected to constitute or lead to a superior proposal, (B) determines in good faith, after consultation with its outside legal counsel, that the failure to provide such access or engage in such negotiations or discussions would be reasonably likely to be inconsistent with its fiduciary duties, and (C) has entered into with such person an acceptable confidentiality agreement; provided that TeamHealth must provide to Parent and Merger Sub any material non-public information or data that is provided to any person given such access that was not previously made available to Parent or Merger Sub prior to or substantially concurrently with the time it is provided to such person (and in any event within 24 hours).
TeamHealth Board Recommendation and Change of Recommendation
Under the terms of the merger agreement, subject to the exceptions described below, the TeamHealth Board has agreed to recommend that the TeamHealth stockholders vote in favor of the merger proposal. If the TeamHealth Board (1) fails to include its recommendation in this proxy statement, (2) withdraws, modifies, qualifies or changes its recommendation, (3) fails to reaffirm the recommendation within five business days of a request therefor in writing by Parent following the public disclosure of certain acquisition proposals with a third party (subject to certain limitations), (4) fails to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9 against any acquisition proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten business days after the commencement of such tender offer or exchange offer, or (5) formally resolves to effect or publicly announces an intention or resolution to do any of the foregoing, it constitutes a “change of recommendation” of the TeamHealth Board.
The TeamHealth Board may, prior to obtaining the approval of the merger proposal by the TeamHealth stockholders at the special meeting, (x) effect a change of recommendation contemplated by clauses (1) and (2) of the definition thereof if an event, fact, development, circumstance or occurrence (but specifically excluding any acquisition proposal or superior proposal) that materially improves business, assets, operations or prospects of us or any of our subsidiaries that was not known and was not reasonably foreseeable (or the implications and effects of which were not fully known and the consequences of which were not reasonably foreseeable to the TeamHealth Board) as of October 30, 2016, becomes known to us or the TeamHealth Board after October 30, 2016 (each, an “intervening event”) and if as a result thereof the TeamHealth Board determines in good faith after consultation with its outside legal counsel that failure to do so would be reasonably likely to be inconsistent with its fiduciary duties or (y) notwithstanding the non-solicitation restrictions in the merger agreement, in response to an unsolicited bona fide acquisition proposal that did not result from a material breach of the non-solicitation restrictions in the merger agreement and that the TeamHealth Board has determined in good faith, after consultation with its outside legal counsel and financial advisor would if consummated, result in a superior proposal (i) make a change of recommendation or (ii) terminate the merger agreement to enter into a definitive agreement with respect to such superior proposal (provided that prior to or concurrently with such termination TeamHealth pays Parent the associated termination fee), in each case of  (x) and (y) after complying with the following notice procedures (and, in the case of  (x), as if such procedures related to an intervening event):
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in the case of a superior proposal, we must not be in material breach of the non-solicitation restrictions in the merger agreement;

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we must provide written notice to Parent advising Parent that we propose to take such action, which notice must include a copy of the agreement in respect of the superior proposal that is the basis of the proposed action (or, if there is no such agreement, a written summary of the material terms and conditions of the superior proposal) and the identity of the party making the superior proposal;

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if requested by Parent, during the notice period, we must, cause our subsidiaries and affiliated entities to, and use reasonable best efforts to cause our and their representatives to, negotiate with Parent and its representatives in good faith to make such adjustments in the terms and conditions of the merger agreement such that the superior proposal would cease to be a superior proposal; and

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at the end of the three business day period following delivery of such notice (we refer to such three business day period ending at 5:00 pm (New York City time) on such third business day as the “notice period”) the TeamHealth Board must reaffirm in good faith, after consultation with its outside legal counsel and financial advisor, that such acquisition proposal continues to constitute a superior proposal and that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law.

Notwithstanding the foregoing, any material revision, amendment, update or supplement to the terms and conditions of a superior proposal shall be considered a new superior proposal, including with respect to the notice period, and we must follow the requirements set forth in the above bullet points with respect to such new proposal, except that the three business day period shall be reduced to a two business day period.
TeamHealth has agreed that it shall not nor shall it permit its subsidiaries or affiliated entities to enter into any agreement that prohibits or restricts it from providing to Parent the information contemplated by the non-solicitation provisions of the merger agreement.

Stockholders Meeting
TeamHealth has agreed to, as promptly as practicable following the date on which TeamHealth is informed that the SEC has no further comments to this proxy statement, (i) take all action required under the DGCL, the certificate of incorporation and by-laws of TeamHealth and the applicable requirements of the NYSE necessary to promptly and duly call, give notice of, convene and hold as promptly as practicable a special meeting of the TeamHealth stockholders for the purpose of approving and adopting the merger agreement and (ii) mail this proxy statement to the TeamHealth stockholders (but in any event no more than five business days of the SEC’s clearance of this proxy statement). TeamHealth may postpone, recess or adjourn the special meeting solely (w) to the extent required by law, (x) to allow reasonable additional time to solicit additional proxies to the extent TeamHealth reasonably believes necessary in order to obtain approval of the merger proposal by the TeamHealth stockholders at the special meeting or (y) if as of the time for which the special meeting is originally scheduled (as set forth in this proxy statement) there are insufficient shares of common stock of TeamHealth represented (either in person or by proxy) and voting to constitute a quorum necessary to conduct the business of the special meeting.
In addition, TeamHealth has agreed to, by acting through the TeamHealth Board, (a) make the recommendation that the TeamHealth stockholders vote in favor of the merger proposal and include in this proxy statement the recommendation and (subject to the consent of its financial advisor) the written opinion of its financial advisor and (b) use its reasonable best efforts to obtain the approval of the merger proposal by the TeamHealth stockholders, provided that the TeamHealth Board may change its recommendation in the manner described above in the first paragraph of the section entitled “— TeamHealth Board Recommendation and Change of Recommendation” and following such change of recommendation, may fail to use such reasonable best efforts.
Certain Definitions
In this proxy statement, we refer to a confidentiality agreement that contains confidentiality and standstill provisions on terms no less favorable to TeamHealth than those contained in the confidentiality agreement, dated August 15, 2016, between an affiliate of Parent and TeamHealth (the “parent confidentiality agreement”) (except for such changes specifically necessary in order for TeamHealth to be able to comply with its obligations under the merger agreement and such non-material changes requested by the counterparty to ensure the confidentiality agreement is consistent with such counterparty’s customary policies, procedures and practices with respect to confidentiality agreements; provided that the foregoing exception shall not apply to changes to the standstill provisions) as an “acceptable confidentiality agreement,” provided that in the event TeamHealth enters into a confidentiality agreement that contains provisions (other than those referred to in the preceding parenthetical) that are more favorable in any economic respect to the counterparty than those contained in the parent confidentiality agreement, TeamHealth shall allow Parent the option to amend the terms of the parent confidentiality agreement so as to give Parent the benefit of such provisions.
In this proxy statement, we refer to any proposal or offer from any person (other than Parent, Merger Sub or their respective affiliates) relating to (1) any direct or indirect acquisition, license or purchase of a business that constitutes 20% or more of the net revenues, net income or assets of TeamHealth and its subsidiaries and affiliated entities, taken as a whole, (2) any direct or indirect acquisition, purchase or issuance of 20% or more of the total voting power of the equity securities of TeamHealth, (3) any tender offer or exchange offer that if consummated would result in any person beneficially owning 20% or more of the total voting power of the equity securities of TeamHealth, or (4) any merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving TeamHealth (or any subsidiary or affiliated entity of TeamHealth whose business constitutes 20% of more of the net revenues, net income or assets of TeamHealth and its subsidiaries, taken as a whole), as an “acquisition proposal”.
In this proxy statement, we refer to a bona fide written acquisition proposal involving (A) assets that generate more than 50% of the consolidated total revenues of TeamHealth and its subsidiaries and affiliated entities, taken as a whole, (B) assets that constitute more than 50% of the consolidated total assets of TeamHealth and its subsidiaries and affiliated entities, taken as a whole, or (C) more than 50% of the total voting power of the equity securities of TeamHealth, in each case, that the TeamHealth Board in good faith determines is reasonably likely to be consummated in accordance with its terms and would, if consummated, result in a transaction that is more favorable from a financial point of view to the stockholders of TeamHealth than the transactions contemplated by the merger agreement, in each case, after taking into account all such factors and matters deemed relevant in good faith by the TeamHealth Board, including legal, financial (including the financing terms of any such proposal), regulatory, timing or other aspects of such proposal and the transactions contemplated by the merger agreement and after taking into account any changes to the terms of the merger agreement irrevocably offered in writing by Parent in response to such superior proposal pursuant to and in accordance with the non-solicitation provisions of the merger agreement, as a “superior proposal”.
Efforts to Complete the Merger
Each of the parties will use its reasonable best efforts to take or cause to be taken all actions and to do or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to cause the conditions to closing to be satisfied, including making, as promptly as reasonably practicable (and within the time limits set forth in the merger agreement) the regulatory filings and obtaining expiration or termination of the HSR waiting period described in more detail under “The Merger Proposal (Proposal 1) — Antitrust Reviews Required for the Merger” beginning on page [•], including (i) cooperating in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, (ii) subject to applicable law, furnishing the other party as promptly as reasonably practicable all information required for any application or other filing to be made by the other party, (iii) promptly notifying the other party of any substantive communication received by such party from, or given by such party to, any U.S. or foreign governmental agency and of any substantive communication received or given in connection with any proceeding by a private party, and, subject to applicable law, furnish the other party promptly with copies of all correspondence, filings and communications between them and the governmental entity regarding the merger, (iv) responding as promptly as reasonably practicable to any inquiries received from, and supply as promptly as reasonably practicable any additional information or documentation that may be requested by any governmental entity in respect of such registrations, declarations and filings or such transactions and (v) permitting the other party to review any substantive communication given by it to, and consult with each other in advance, and consider in good faith the other party’s reasonable comments in connection with, any communication, meeting or conference with, the governmental entity or, in connection with any proceeding by a private party, with any other person.
No party will independently participate in any substantive meeting or communication with any governmental entity in respect of any such filings, investigation or other inquiry relating to the above without giving the other parties sufficient prior notice. Notwithstanding anything to the contrary in the merger agreement, Parent will and will cause its affiliates and subsidiaries to, take any and all steps necessary to (i) resolve, avoid, or eliminate impediments or objections, if any, that may be asserted with respect to the transactions contemplated by the merger agreement under any antitrust law or (ii) avoid the entry of, effect the dissolution of, and have vacated, lifted, reversed or overturned, any decree, order or judgment under any antitrust law in connection with an action commenced by a governmental entity in a U.S. federal district court that would prevent, prohibit, restrict or delay the consummation of the contemplated transactions, so as to enable the parties to close the contemplated transactions expeditiously (but in no event later than the end date), including (a) the sale, divestiture disposition or license of any assets, properties, products, rights, services or businesses of TeamHealth or its subsidiaries or affiliated entities or any interest therein and (b) taking actions that would limit Parent’s, Parent’s subsidiaries, Parent’s affiliates or TeamHealth or its subsidiaries’ or affiliated entities’ freedom of action with respect to, or its or their ability to retain any assets, properties, products, rights, services or businesses of TeamHealth or its subsidiaries or affiliated entities or any interest therein. Parent shall not be required to take any action or omission with respect to (1) any of its affiliates that are engaged in businesses distinct from the private equity business of Blackstone (other than Parent, Merger Sub and TeamHealth and its subsidiaries and affiliated entities) or (2) any direct or indirect portfolio companies of investment funds advised or managed by one or more affiliates of Parent (other than, for the avoidance of doubt, TeamHealth and its subsidiaries and affiliated entities).

If any administrative or judicial action or proceeding is instituted by a governmental entity under antitrust laws in a U.S. federal district court challenging the merger, Parent, Merger Sub and TeamHealth will cooperate in all respects with each other and use its respective reasonable best efforts to contest and resist such action until the entry of a judgment on the merits in such action or proceeding. Notwithstanding the foregoing, TeamHealth shall not be required to agree to any term or take any action in connection with the foregoing obligations that is not conditioned upon consummation of the Merger.
Subject to Parent otherwise reasonably cooperating with TeamHealth, TeamHealth shall use reasonable best efforts to cause Spectrum Healthcare Resources, Inc., a subsidiary of TeamHealth, to submit to DSS, and, to the extent applicable, any other governmental entity, a notification of the transactions contemplated by merger agreement and proposed foreign ownership control or influence mitigation plan in accordance with the National Industrial Security Program Operating Manual, and any other applicable national or industrial security regulations. The parties shall prepare, pre-file, and file a joint voluntary notice to CFIUS in connection with the transactions contemplated by the merger agreement. The parties shall use reasonable best efforts to achieve approval of the merger by DSS and CFIUS. Notwithstanding the foregoing, failure to achieve approval of the merger by DSS or CFIUS shall not relieve Parent or Merger Sub of its obligation to consummate the transactions contemplated by the merger agreement and Parent and Merger Sub have acknowledged that the merger agreement and the transactions contemplated thereby are not contingent on Parent or Merger Sub’s achieving approval of the merger by DSS or CFIUS.
Delisting and Deregistration of TeamHealth Common Stock
Prior to the closing date, TeamHealth will cooperate with Parent and will use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and rules and policies of the NYSE to enable the delisting of its shares from the NYSE as promptly as practicable after the effecting time and the deregistration of its shares under the Exchange Act at the effective time.
Employee Benefits
Under the merger agreement, for a period of at least one year following the effective time, Parent has agreed to provide, or to cause the surviving corporate to provide, each continuing employee of TeamHealth or its subsidiaries with (i) a salary, wage, target non-equity bonus opportunity and commissions opportunity that is no less favorable in the aggregate to the salary, wage, non-equity target bonus opportunity and commissions opportunity that was provided to such continuing employee immediately prior to the effective time, and (ii) employee pension, welfare and other benefits (other than any defined benefit pension, retiree medical, or other post-termination medical and welfare benefits) that are substantially comparable in the aggregate to the employee pension, welfare and other benefits (other than any defined benefit pension, retiree medical, or other post-termination medical and welfare benefits) provided to such continuing employee immediately prior to the effective time. For a period of at least one year following the effective time, Parent or one of its affiliates will maintain for the benefit of each continuing employee a severance or termination arrangement no less favorable than the severance or termination arrangement provided to such continuing employee immediately prior to the effective time. The foregoing provisions do not apply to any continuing employees covered by a union or collective bargaining agreement.
Under the merger agreement and the disclosure schedules thereto, TeamHealth, in consultation with Parent, may establish a “project completion bonus” program in the aggregate amount not to exceed $1,500,000 in recognition of the efforts of certain key employees of TeamHealth related to the signing of the merger agreement and consummation of the merger. Amounts under the “project completion bonus” program shall be allocated among such key employees of TeamHealth, and in the amounts and on the terms determined by our Chief Executive Officer (or his designee) in consultation with Parent.
Under the merger agreement and the disclosure schedules thereto, TeamHealth, in consultation with Parent, may also establish a cash-based retention program in the aggregate amount not to exceed $5,500,000 to promote retention and to incentivize efforts to consummate the closing of the merger. Amounts under the retention program shall be allocated among the employees of TeamHealth and its subsidiaries identified, and in the amounts and on the terms determined by, our Chief Executive Officer (or his designees). If a retention award or portion thereof under the retention program is forfeited by a participant, our Chief Executive Officer (or his designees) may reallocate the award (or unpaid portion thereof) to existing employees or new hires of TeamHealth and its subsidiaries.
In addition, the merger agreement provides that, to the extent that Parent, the surviving corporation, or any respective subsidiary modifies any coverage or benefit plan in which continuing employees participate during the plan year in which the effective time occurs, Parent or any of its subsidiaries (including TeamHealth and any of its subsidiaries) shall use commercially reasonable efforts to (i) cause any pre-existing conditions, limitations, or actively-at-work requirements, and eligibility waiting periods under any group health plans of Parent or its affiliates to be waived with respect to continuing employees and their eligible dependents that were satisfied or would not have applied prior to the closing of the merger, (ii) give each continuing employee credit for the plan year in which the effective time occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the effective time for which payment has been made and (iii) to the extent that it would not result in a duplication of benefits and to the extent that such service was recognized under a similar company plan, give each continuing employee service credit for such continuing employee’s employment with TeamHealth for purposes of eligibility to participate and vesting credit (but excluding benefit accrual under any defined benefit pension plan) under each applicable Parent benefit plan as if such service had been performed with Parent; provided that such recognition of service shall not apply (x) for purposes of any Parent benefit plan under which similarly situated employees of Parent and its subsidiaries do not receive credit for prior service, (y) to the extent it would result in a duplication of benefits or (z) for purposes of any plan or arrangement that is grandfathered or frozen, either with respect to the level of benefits or participation.
Specified Matters
The merger agreement provides that, in connection with certain specified matters, TeamHealth shall (i) keep Parent reasonably informed with respect to the status thereof, including, by promptly providing Parent copies of all substantive written correspondence relating to any such specified matter, (ii) promptly notify Parent of any substantive communication received from a governmental entity with respect to any such specified matter, (iii) permit Parent to review any substantive communication given by TeamHealth to, and to consult with Parent in advance and consider in good faith Parent’s reasonable comments in connection with, any communication, meeting or conference with, any governmental entity in connection with any such specified matter, (iv) furnish to Parent as promptly as reasonably practicable all written information, including presentations of outside advisors, made available to TeamHealth with respect to any such specified matter and (v) allow Parent to discuss the specified matters with TeamHealth’s advisors from time to time. Notwithstanding the foregoing, neither TeamHealth nor any of its subsidiaries or affiliated entities shall be required to provide access or to disclose information where such access or disclosure would violate or prejudice its rights or the rights of any of its officers, directors or employees, jeopardize any attorney-client privilege of TeamHealth or any of its subsidiaries or affiliated entities or contravene any applicable law, rule, regulation, order, judgment, decree (provided that TeamHealth will (i) enter into a joint defense agreement with Parent if requested with respect to any such specified matters or (ii) cooperate with Parent in seeking and use reasonable best efforts to secure any consent or waiver or other arrangement to allow disclosure of such information in a manner that would not result in such violation, contravention, prejudice, or loss of privilege).
Directors’ and Officers’ Indemnification and Insurance
The merger agreement provides that from and after the effective time, Parent shall cause the surviving corporation to indemnify and hold harmless each present and former director and officer of TeamHealth or any of its subsidiaries (in each case, when acting in such capacity) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities or awards paid in settlement incurred in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative and whether formal or informal arising out of, relating to or in connection with matters existing or occurring at or prior to the effective time to the fullest extent that TeamHealth would have been permitted under Delaware law and its certificate of incorporation and bylaws in effect on the date of the merger agreement to indemnify such person (and Parent or the surviving corporation shall advance expenses (including reasonable legal fees and expenses) incurred in the defense of any such proceeding (subject to such person providing an undertaking to repay such advancement if it is ultimately determined that such person is not entitled to indemnification), subject to certain limitations.
The provisions in the surviving corporation’s certificate of incorporation and bylaws with respect to indemnification, advancement of expenses and exculpation of former or present directors and officers shall be no less favorable to such directors and officers than such provisions contained in TeamHealth’s certificate of incorporation and bylaws in effect as of the date of the merger agreement, which provisions shall not be amended, repealed or otherwise modified for a period of six years after the effective time in any manner that would adversely affect the rights thereunder of any such individuals except as required by applicable law. For a period of six years after the effective time, Parent will honor and perform under, and will cause the surviving corporation to honor and perform under certain indemnification agreements entered into by TeamHealth or any of its subsidiaries with and its or their directors and officers.
The merger agreement also provides that Parent will maintain, or will cause the surviving corporation to maintain, at no expense to the beneficiaries, for at least six years from the effective time the current policies of the directors’ and officers’ liability insurance and fiduciary liability insurance maintained by us (provided that Parent or the surviving corporation may substitute therefor policies of at least the same coverage containing terms and conditions which are not less advantageous to any beneficiary thereof) with respect to matters existing or occurring at or prior to the effective time and from insurance carriers having at least an “A” rating by A.M. Best with respect to directors’ and officers’ liability insurance; provided, however, that after the effective time, Parent and the surviving corporation shall not be required to pay an annual premium for such coverage under each such policy more than 250% of the last annual premium paid by TeamHealth prior to the date of the merger agreement in respect of the coverage required to be obtained pursuant to the merger agreement under each such policy, but in such case shall purchase as much coverage as reasonably practicable for such amount. Additionally, at Parent’s option and in satisfaction of the foregoing obligations, TeamHealth may purchase from insurance carriers with comparable credit ratings, no later than the effective time, a six-year prepaid “tail policy” providing at least the same coverage and amounts containing terms and conditions that are no less advantageous to the insured than the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by TeamHealth and its subsidiaries with respect to claims arising from facts or events that occurred at or before the effective time, including the transactions contemplated hereby, and from insurance carriers having at least an “A” rating by A.M. Best with respect to directors’ and officers’ liability insurance; provided, however, that after the effective time, Parent and the surviving corporation shall not be required to pay in the aggregate for such coverage under each such policy more than 250% of the last annual premium paid by TeamHealth prior to the date of the merger agreement in respect of the coverage required to be obtained pursuant hereto under each such policy, but in such case shall purchase as much coverage as reasonably practicable for such amount. If TeamHealth elects to purchase such a “tail policy,” the surviving corporation shall (and Parent shall cause the surviving corporation to) maintain such “tail policy” in full force and effect and continue to honor their respective obligations thereunder.
The indemnification and insurance provisions of the merger agreement are intended to benefit, and are enforceable by, the indemnified persons and their respective heirs or representatives.
Financing
TeamHealth Indebtedness
Upon Parent’s written request, TeamHealth will as soon as reasonably practicable, issue, or use its reasonable best efforts to cause the trustee for the Existing Notes to issue, a notice of optional redemption for some or all of the Existing Notes, which notice will be conditional on the closing of the merger. TeamHealth will assist Parent in making arrangements for redemption, defeasance, satisfaction and/or discharge of the Existing Notes. Parent must provide TeamHealth with the funds necessary to consummate any such redemption, defeasance, satisfaction and/or discharge (including the payment of all applicable premiums and all related fees and expenses). Alternatively, upon Parent’s written request, TeamHealth will as soon as reasonably practicable, use its reasonable best efforts to commence one or more offers to purchase and/or consent solicitations with respect to some or all of the Existing Notes on such terms and conditions as are specified in writing by Parent, which offers to purchase and/or consent solicitations will be conditional on the closing of the merger. The failure to obtain any tender of consent of the Existing Notes shall not relieve Parent of its obligation to consummate the merger or otherwise delay the closing of the merger. Parent must provide TeamHealth with the funds necessary to consummate any such offer to purchase or consent solicitation (including the payment of all applicable premiums, consent fees and all related fees and expenses). If Parent elects, upon Parent’s request, TeamHealth will as soon as reasonably practicable, issue a notice with respect to a change of control offer under the indenture governing the Existing Notes for the repurchase of all of the then-outstanding Existing Notes and otherwise comply with the indenture with respect to such change of control offer. Parent must provide TeamHealth with the funds necessary to consummate any change of control offer (including the payment of all applicable premiums and all related fees and expenses). This proxy statement does not constitute an offer to purchase, offer to exchange, change of control offer, consent solicitation or notice of redemption with respect to, any of the Existing Notes.
Marketing Period and Efforts
Under the merger agreement, we have agreed to allow Parent a period of 15 consecutive business days (subject to customary blackout dates) to market the debt financing. This marketing period is a period (A) commencing on or after the later of the date (i) Parent has received certain required financial information and (ii) that the stockholder approval has been obtained and the waiting period (and any extension thereof) applicable to the consummation of the merger under the HSR Act shall have expired or been earlier terminated and any required approvals thereunder shall have been obtained and (B) throughout which no condition exists that would cause specified conditions to the obligations of Parent and Merger Sub to consummate the merger to fail to be satisfied (provided, that such period shall not be deemed to have commenced if prior to its expiration (I) Ernst & Young LLP, in its capacity as TeamHealth’s auditor, or Ernst & Young LLP, in its capacity as IPC’s auditor, as applicable, shall have withdrawn its audit opinion with respect to any of the audited financial statements that are part of the required financial information, in which case the marketing period shall not commence unless and until a new unqualified audit opinion is issued or (II) TeamHealth publicly announces an intention to restate any financial statements that are part of the required financial information, in which case the marketing period shall not commence unless and until such restatement has been completed or TeamHealth announces no such restatement is required in accordance with GAAP. The marketing period shall not be required to be consecutive to the extent it would include November 25, 2016 (which shall be excluded for purposes of, but shall not reset, the 15 consecutive business day period). If the marketing period is not completed on or before (i) December 16, 2016 then it will not commence until January 3, 2017 or (ii) February 10, 2016, then it will commence no earlier than receipt by Parent of the audited consolidated balance sheets and related consolidated statements of operations and cash flows of TeamHealth as of and for the fiscal year ended December 31, 2016 (or, if earlier, the filing of TeamHealth’s annual report on Form 10-K for the period ended December 31, 2016 with the SEC), provided that notwithstanding anything in the section “The Merger Agreement — Marketing Period and Efforts” to the contrary, the marketing period in any event shall end on any earlier date on which the debt financing is consummated.
Parent and Merger Sub have agreed in the merger agreement to use their respective reasonable best efforts to do or cause to be done all things necessary or advisable to arrange and consummate their debt financing and equity financing and preferred securities financing on the terms and conditions set forth in the definitive agreements relating thereto, including using reasonable best efforts to (i) maintain in effect the financing commitments, (ii) satisfy all conditions to funding in the debt financing commitments, (iii) negotiate and enter into definitive agreements with respect thereto on terms and conditions described in the debt financing commitments prior to closing date and (iv) enforce their rights under the debt financing commitments.
TeamHealth’s Cooperation
We have agreed to use our reasonable best efforts prior to the closing to provide, and to cause our subsidiaries, affiliated entities and representatives to use reasonable best efforts to provide, at the sole cost and expense of Parent, all reasonable cooperation reasonably requested by Parent that is necessary and customary, in accordance with the terms of the debt financing (or any permanent financing consummated in lieu thereof or any alternative financing), including, among other things, using reasonable best efforts to:
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furnish Parent and Merger Sub and their financing sources with the required financial information and other documents and information (in the case of such other documents and information, to the extent reasonably requested by Parent) necessary to permit Parent to prepare a customary preliminary offering memorandum or preliminary private placement memorandum for use in a “high-yield road show” relating to any permanent financing consummated in lieu of any part or all of the debt financing, subject to certain limitations;

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upon reasonable notice, participate in a reasonable number of lender presentations, road shows, due diligence sessions, drafting sessions and sessions with rating agencies and otherwise reasonably cooperate with the marketing efforts of Parent and its financing sources for any portion of the debt financing, any permanent financing consummated in lieu of the debt financing or alternative financing;

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obtain customary auditors’ consents and customary comfort letters of independent accountants, as reasonably requested by Parent as necessary and customary for permanent financings consummated in lieu of any or all of the debt financing and confirmation that such auditors are prepared to deliver such comfort letters and customary auditors’ consents through the marketing period upon completion of customary procedures;

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assist, subject to certain limitations, Parent in its preparation of  (i) offering documents, private placement memoranda, bank information memoranda and similar documents and (ii) materials for rating agency presentations;

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obtain customary authorization and representation letters requested by financing sources in connection with the debt financing, any permanent financing consummated in lieu thereof or any alternative financing;

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reasonably facilitate the provision of guarantees and pledging of collateral, including by executing and delivering definitive financing documents, including pledge and security documents, customary certificates and other documents (including original stock certificates) to the extent reasonably requested by Parent in connection with the debt financing or any permanent financing consummated in lieu of the debt financing;

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reasonably assist with procuring customary payoff letters, lien releases and terminations; and

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provide information required under applicable “know your customer” and anti-money laundering rules and regulations.

The obligations of Parent and Merger Sub to consummate the merger are not conditioned upon the obtaining of the debt financing or any replacement financing. None of TeamHealth or its subsidiaries or their respective officers, directors, or employees shall be required to execute or enter into or perform any agreement with respect to or contemplated by the debt financing that is not contingent upon the closing or that would be effective prior to the closing (other than the execution of customary authorization and representation letters referenced above) and no directors of TeamHealth will be required to execute or enter into or perform any agreement with respect to the debt financing. Parent will promptly reimburse us, upon our request, following the valid termination of the merger agreement for all reasonable and documented out-of-pocket costs incurred connection with the cooperation described above and will indemnify and hold harmless TeamHealth, its subsidiaries and affiliated entities and their respective directors, officers, employees, accountants, consultants, legal counsel, agents, investment bankers and other representatives against any and all losses suffered or incurred by them in connection with the arrangement of the debt financing and performance of obligations thereunder, except for losses arising out of the willful misconduct of such person or misstatements or omissions in written historical information provided by or on behalf of TeamHealth or its subsidiaries specifically for use in connection with the debt financing or any permanent financing consummated in lieu thereof or alternative financing.

Conditions to the Closing of the Merger
Each party’s obligation to effect the merger is subject to the satisfaction or, to the extent permitted, waiver of various conditions, which include the following:
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the merger agreement has been adopted by the affirmative vote of the holders of a majority of the outstanding shares of TeamHealth common stock entitled to vote thereon at the special meeting;

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the waiting period (and any extension thereof) applicable to the consummation of the merger under the HSR Act shall have expired or been earlier terminated and any required approvals thereunder shall have been obtained; and

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no law, statute, rule, regulation, executive order, decree, ruling, injunction, judgment or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any governmental entity of competent jurisdiction which prohibits, restrains, makes illegal or enjoins the consummation of the merger and shall remain in effect.

Parent and Merger Sub are not obligated to effect the merger under the merger agreement unless the following conditions are satisfied (or waived by Parent) at or prior to the effective time:
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our representations and warranties regarding organization and qualification of TeamHealth and its subsidiaries and affiliated entities, certain elements of our capitalization, our authority to enter into the merger agreement, our brokers and certain takeover statutes are true and correct in all material respects, as of the date of the merger agreement and as of the closing of the merger (except to the extent that such representations or warranties speak to an earlier date in which case they shall be true and correct as of such date);

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our representations and warranties regarding the absence of a material adverse effect are true and correct in all respects, as of the date of the merger agreement and as of the closing of the merger;

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our representations and warranties regarding certain elements of our capitalization are true and correct in all respects, as of the date of the merger agreement and as of the closing of the merger (except to the extent that such representations or warranties speak to an earlier date in which case they shall be true and correct as of such date) except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, be reasonably expected to result in more than de minimis additional cost, expense or liability to TeamHealth, Parent, Merger Sub or their affiliates;

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our other representations and warranties set forth in the merger agreement (other than those noted in the preceding three bullet points) are true and correct in all respects (without giving effect to any “materiality,” “material adverse effect” or similar qualifiers contained in any such representations and warranties), as of the date of the merger agreement and as of the closing of the merger (except to the extent that any such representations or warranties speak to an earlier date, in which case, they shall be true and correct as of such date), except where the failures of any such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to have a material adverse effect;

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we have performed in all material respects the obligations, and complied in all material respects with the agreements and covenants, required to be performed by, or complied with by, us under the merger agreement at or prior to the effective time; and

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Parent has received a certificate executed by an executive officer of TeamHealth certifying that the conditions described in the preceding five bullet points have been satisfied.

We are not obligated to effect the merger under the merger agreement unless the following conditions are satisfied (or waived by us) at or prior to the effective time:
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the representations and warranties of Parent and Merger Sub set forth in the merger agreement are true and correct, as of the date of the merger agreement and as of the closing of the merger (except to the extent that any such representations or warranties speak to an earlier date, in which case, they shall be true and correct as of such date), except where the failures of any such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of Parent or Merger Sub to consummate the transactions contemplated by the merger agreement;
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Parent and Merger Sub have performed in all material respects the obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by them under the merger agreement at or prior to the closing of the merger; and

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we have received a certificate executed by an executive officer of Parent certifying that the conditions described in the preceding two bullet points have been satisfied.

Termination of the Merger Agreement
TeamHealth or Parent may terminate the merger agreement under the following circumstances:
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by mutual written consent of TeamHealth, Parent and Merger Sub;

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if any court or other governmental entity of competent jurisdiction has issued a final order, decree, judgment, injunction, or ruling, or taken any other final action permanently restraining, enjoining or otherwise prohibiting the consummation of the merger and such order, decree, judgment, injunction, ruling or other action is or shall have become final and non-appealable, provided that the party seeking to terminate the merger agreement under this circumstance has used the efforts required to be taken pursuant to the terms and conditions of the merger agreement to prevent, oppose and remove such restraint, injunction or other prohibition;

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if the merger has not occurred on or before April 30, 2017 (the “end date”), provided that the right to terminate the merger agreement under this circumstance will not be available to any party if such party (or, in the case of Parent, Merger Sub, or the Company, its subsidiaries and affiliated entities) is in material breach of any provision of the merger agreement where such breach was the primary cause of the merger not having occurred on or prior to the end date (such breach, a “disqualifying breach”) (for the avoidance of doubt, Parent’s failure to consummate the closing due to the unavailability of the debt financing (or, if alternative financing is being used, such alternative financing) shall not in itself be deemed to be an action or failure to act for purposes of this circumstance; provided that Parent has not otherwise committed a disqualifying breach); or

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if the adoption of the merger agreement by TeamHealth’s stockholders has not been obtained at the special meeting or at any adjournment or postponement thereof at which a vote on the approval of the merger proposal was taken.

TeamHealth may terminate the merger agreement by written notice to Parent:
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if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub contained in the merger agreement, or any such representation or warranty shall be untrue such that the conditions to TeamHealth’s obligation to consummate the closing would not be satisfied (and such breach or condition is not curable or, if curable, is not cured prior to the earlier of  (i) 30 days after written notice thereof is given by TeamHealth to Parent or (ii) the end date), provided that the right to terminate the merger agreement under this circumstance will not be available to TeamHealth if TeamHealth is then in material breach of any of its representations, warranties, covenants or agreements contained in the merger agreement that would cause a condition to Parent’s and Merger Sub’s obligation to consummate the closing not to be satisfied;

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prior to the adoption of the merger agreement by the TeamHealth stockholders at the special meeting or any adjournment or postponement thereof, in order to enter into a definitive acquisition agreement providing for a superior proposal, subject to the terms and conditions of the non-solicitation provisions and related notice procedures in the merger agreement and payment of the applicable termination fee; or

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if  (i) the conditions to Parent’s and Merger Sub’s obligation to consummate the closing (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions at the closing) have been and continue to be satisfied or waived in accordance with the merger agreement, (ii) Parent and Merger Sub fail to consummate the merger within two business days of the date on which the closing should have occurred pursuant to the terms and conditions of the merger agreement and (iii) at all times during such two business day period, TeamHealth stood ready willing and able to consummate the merger and the other transactions contemplated by the merger agreement and TeamHealth gave Parent a written notice on or prior to the end of such two day period confirming such fact.
Parent may terminate the merger agreement by written notice to TeamHealth:
•
if there shall have been a breach of any representation, warranty, covenant or agreement on the part of TeamHealth contained in the merger agreement, or any such representation or warranty shall be untrue such that the conditions to Parent’s and Merger Sub’s obligation to consummate the closing would not be satisfied (and such breach or condition is not curable or, if curable, is not cured prior to the earlier of  (i) 30 days after written notice thereof is given by Parent to TeamHealth or (ii) the end date), provided that the right to terminate the merger agreement under this circumstance will not be available to Parent if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements contained in the merger agreement that would cause a condition to TeamHealth’s obligation to consummate the closing not to be satisfied; or

•
if the TeamHealth Board prior to the adoption of the merger agreement by the TeamHealth stockholders at the special meeting or any adjournment or postponement thereof, shall have made a change of recommendation with respect to the merger proposal.

Termination Fees and Expenses
We will be required to pay Parent a termination fee in the following circumstances:
•
if the merger agreement is validly terminated by TeamHealth (prior to obtaining the TeamHealth stockholder vote approving the merger proposal) to enter into a definitive agreement providing for a superior proposal we are required to pay Parent $50.4 million in the case of a definitive agreement for a superior proposal entered into with an excluded party within ten business days following the no-shop period start date or a higher fee of  $100.8 million with respect to terminations made for superior proposals made after the no-shop period start date by any person other than an excluded party, or a lesser fee of, at or prior to the time of termination;

•
if the merger agreement is validly terminated by Parent based on a change of recommendation of the TeamHealth Board (prior to the adoption of the merger agreement by the TeamHealth stockholders at the special meeting or any adjournment or postponement thereof proposal), we are required to pay Parent $100.8 million as promptly as reasonably practicable but in any event within two business days following such termination; or

•
if the merger is validly terminated by (A)(i) either party if the merger agreement is not adopted by TeamHealth’s stockholders at the special meeting or at any adjournment or postponement thereof at which a vote on the approval of the merger proposal was taken, (ii) either party for failure of the merger to occur on or prior to the end date or (iii) by Parent upon our uncured material breach of the merger agreement that would cause certain conditions to closing to fail, and (B)(x) at any time after the execution of the merger agreement and prior to the merger agreement being adopted by TeamHealth’s stockholders at the special meeting or at any adjournment or postponement thereof at which a vote on the approval of the merger proposal is taken (or, if earlier, prior to the termination of the merger agreement), an acquisition proposal is publicly made or disclosed or an acquisition proposal otherwise becomes publicly known or delivered to TeamHealth, and in each case is not withdrawn in good faith and (y) within 12 months of such termination, we or any of our subsidiaries or affiliated entities enter into a definitive agreement with respect to any acquisition proposal (which is subsequently consummated) or shall have consummated any acquisition proposal, then we are required to pay to Parent $100.8 million within two business days from the consummation of such acquisition proposal, provided, that for purposes of this termination fee trigger, each reference in the definition of  “acquisition proposal” to “20% or more” is deemed to be a reference to “more than 50%”.
Parent will be required to pay us a reverse termination fee in the form of a cash amount equal to $201.7 million in the event that the merger agreement:
•
is validly terminated by us, if  (i) the conditions to Parent’s and Merger Sub’s obligation to consummate the closing (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions at the closing) have been and continue to be satisfied or waived in accordance with the merger agreement, (ii) Parent and Merger Sub fail to consummate the merger within two business days of the date on which the closing should have occurred pursuant to the terms and conditions of the merger agreement and (iii) at all times during such two business day period, TeamHealth stood ready willing and able to consummate the merger and the other transactions contemplated by the merger agreement and TeamHealth gave Parent a written notice on or prior to the end of such two day period confirming such fact; or

•
is validly terminated by us by written notice from us, if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub contained in the merger agreement, or any such representation or warranty shall be untrue such that the conditions to TeamHealth’s obligation to consummate the closing would not be satisfied (and such breach or condition is not curable or, if curable, is not cured prior to the earlier of  (i) 30 days after written notice thereof is given by TeamHealth to Parent or (ii) the end date), provided that the right to terminate the merger agreement under this circumstance will not be available to TeamHealth if TeamHealth is then in material breach of any of its representations, warranties, covenants or agreements contained in the merger agreement that would cause a condition to Parent’s and Merger Sub’s obligation to consummate the closing not to be satisfied.

Such reverse termination fee is payable by Parent to us within two business days of the applicable termination.
Neither party is required to pay the applicable termination fee or reverse termination fee on more than one occasion.
If Parent or Merger Sub breaches the merger agreement (whether willfully, intentionally, unintentionally or otherwise) or fails to perform thereunder (whether willfully, intentionally, unintentionally or otherwise), then, except for the right to seek specific performance in accordance with and subject to the terms and conditions of the merger agreement, the sole and exclusive remedies (whether at law, in equity, in contract, in tort or otherwise) of TeamHealth for any breach, loss, damage or failure to perform under, the merger agreement or any certificate or other document delivered in connection herewith or otherwise or in respect of any oral representation made or alleged to have been made in connection therewith shall be for TeamHealth to (x) terminate the merger agreement as permitted thereunder and receive payment of the reverse termination fee or (y) seek to recover monetary damages from Parent, subject to the limitations set forth in the merger agreement in connection with any termination of the merger agreement in a circumstance in which the reverse termination fee is not actually paid; provided, that in no event shall Parent be subject to monetary damages in excess of the amount of the reverse termination fee in the aggregate (and any costs, expenses, interest and other amounts payable pursuant to the terms and conditions of the merger agreement).
Amendment and Waiver of the Merger Agreement
Subject to the provisions of applicable law, the merger agreement may be amended by the parties at any time prior to the effective time. The merger agreement may only be amended by written agreement, executed and delivered by duly authorized officers of the respective parties with certain exceptions related to the financing.

At any time prior to the effective time, any party may extend the time for performance of any obligation or other act of the other parties, waive any inaccuracies in the representations and warranties in the merger agreement or any document delivered in connection therewith, or waive the other party’s compliance with any of the agreements or conditions contained in provisions of the merger agreement (subject to compliance with applicable law). Any such extension or waiver will be valid if set forth in a written instrument signed by the party or parties to be bound thereby and specifically referencing the merger agreement.
Specific Performance
The parties have agreed in the merger agreement that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties do not perform the provisions of the merger agreement in accordance with its specified terms or otherwise breach such provisions. The parties have agreed that they will be entitled to an injunction, specific performance and other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms and provision of the merger agreement. The parties have further agreed that prior to the closing, TeamHealth shall be entitled to seek specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of the merger agreement. Notwithstanding the foregoing or anything to the contrary in the merger agreement, or in any other transaction document to the contrary, TeamHealth will be entitled to seek specific performance to cause Parent and Merger Sub to cause the equity financing to be funded and to consummate the closing but only if:
•
Parent is required to complete the closing pursuant to the terms and conditions of the merger agreement and Parent fails to complete the closing by the date the closing is required to have occurred pursuant to the terms and conditions of the merger agreement;

•
the debt financing (or alternative financing with respect thereto) has been funded or will be funded at the closing if the equity financing is funded; and

•
TeamHealth has irrevocably confirmed in writing that, if specific performance is granted and the equity financing and the debt financing are funded, then the closing would occur.

TeamHealth may concurrently pursue (i) specific performance and (ii) the payment of the reverse termination fee or monetary damages, if, as and when payable under the merger agreement, but will not be entitled to receive (i) both a grant of specific performance to cause the equity financing to be funded or other equitable relief and payment of the reverse termination fee, monetary damages and/or other amounts if, as and when due or (ii) both payment of any monetary damages and payment of the reverse termination fee and any other amounts if, as and when due.
No Third Party Beneficiaries
The merger agreement is binding upon and inuring solely to the benefit of each party thereto, and nothing in the merger agreement, expressly or impliedly, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of the merger agreement, other than (A) at and after the effective time (i) benefits to the directors and officers who are intended to be third-party beneficiaries of certain terms of the merger agreement, (ii) the rights of the holders of shares of TeamHealth common stock under the merger agreement and (iii) the rights of the holders of options, PSUs, MSUs and stock units under the merger agreement, (B) prior to the effective time, the rights of the holders of common stock to pursue claims for damages and other relief for Parent’s or Merger Sub’s breach of the merger agreement subject to the terms and conditions of the merger agreement; provided that the rights granted to the holders of common stock pursuant to this clause shall only be enforceable on behalf of such holders by TeamHealth in its sole and absolute discretion and (C) with respect to certain terms of the merger agreement, the financing sources and their related parties and affiliates and representatives of Parent, Merger Sub or Sponsor (but not including Parent, Merger Sub or Sponsor)).
Governing Law
The merger agreement is governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule, with customary exceptions relating to debt financing.

Jurisdiction
The parties will not bring or support any litigation against any financing source or its related parties relating to the merger agreement or any of the transactions contemplated thereby in any forum other than a court of competent jurisdiction sitting in the borough of Manhattan of the City of New York.
Subject to the foregoing, the parties have irrevocably agreed to submit themselves to the personal jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware in connection with any matter based upon or arising out of the merger agreement or any of the transactions contemplated by the merger agreement or the actions of Parent, Merger Sub or TeamHealth in the negotiation, administration, performance and enforcement thereof  (or, in the event (but only in the event) the Delaware Court of Chancery does not have subject matter jurisdiction over such matter, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court for the District of Delaware does not have subject matter jurisdiction over such matter, any Delaware state court sitting in New Castle County).
Waiver of Jury Trial
Each of the parties irrevocably waived any and all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to the merger agreement or the transactions contemplated thereby (including any such action involving any financing source or its related parties or affiliates or representatives of Parent, Merger Sub or Sponsor (but not including Parent, Merger Sub or Sponsor)).
Non-Recourse
The merger agreement may only be enforced against, and any claims or causes of action that may be based upon or under, arising out of, or relating to the merger agreement or the negotiation, execution or performance of the merger agreement may only be brought against, the parties to the merger agreement, and in accordance with the terms of, the limited guarantee, the equity financing commitment or the parent confidentiality agreement, the Sponsor or the other parties thereto and the terms of the support agreement, the stockholder party thereto.

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER MERGER-RELATED
COMPENSATION PROPOSAL
(PROPOSAL 2)
In accordance with Section 14A of the Exchange Act, TeamHealth is providing its stockholders with the opportunity to cast a non-binding, advisory vote on the compensation that will be paid or may become payable to the named executive officers of TeamHealth in connection with the merger, the value of which is set forth in the table entitled “Golden Parachute Compensation” on page [•]. This proposal, commonly known as “say-on-golden parachutes” is referred to in this proxy statement as the named executive officer merger-related compensation proposal. As required by Section 14A of the Exchange Act, TeamHealth is asking its stockholders to vote on the adoption of the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to TeamHealth’s named executive officers in connection with the merger, as disclosed under “The Merger Proposal (Proposal 1) — Interests of TeamHealth’s Executive Officers and Directors in the Merger — Potential Merger-Related Payments to Named Executive Officers,” including the table, associated footnotes and narrative discussion, is hereby APPROVED.”
The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote on the merger proposal. Accordingly, you may vote to approve the merger proposal and vote not to approve the named executive officer merger-related compensation proposal, and vice versa. Because the vote to approve the named executive officer merger-related compensation proposal is only advisory in nature, it will not be binding on TeamHealth, Parent or the surviving corporation. Accordingly, because TeamHealth is contractually obligated to pay such merger-related compensation, the compensation will be paid or payable, subject only to the conditions applicable thereto, if the merger proposal is approved, regardless of the outcome of the advisory vote.
Approval of the named executive officer merger-related compensation proposal (on a non-binding basis) requires the affirmative vote of the holders of a majority of the shares of TeamHealth common stock present in person or represented by proxy at the special meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” the named executive officer merger-related compensation proposal, but the failure to vote your shares will have no effect on the outcome of the proposal. Broker non-votes, if any, will have no effect on the outcome of the named executive officer merger-related compensation proposal. If you sign and return a proxy and do not indicate how you wish to vote on the executive officer merger-related compensation proposal, your shares will be voted in favor of the proposal.
The TeamHealth Board unanimously recommends that the TeamHealth stockholders vote “FOR” the named executive officer merger-related compensation proposal.

ADJOURNMENT PROPOSAL
(PROPOSAL 3)
TeamHealth stockholders are being asked to approve a proposal that will give us authority from the stockholders to adjourn the special meeting for the purpose of soliciting additional proxies in favor of the merger proposal if there are not sufficient votes at the time of the special meeting to approve the merger proposal. If a quorum is not present, the person presiding at the special meeting or the stockholders holding a majority of the shares of TeamHealth common stock present in person or by proxy at the special meeting and entitled to vote thereat may adjourn the special meeting from time to time until a quorum shall be present.
In addition, the TeamHealth Board could postpone the special meeting before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of TeamHealth common stock present in person or represented by proxy at the special meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” the adjournment proposal, but the failure to vote your shares will have no effect on the outcome of the proposal, assuming that a quorum exists. Broker non-votes, if any, will have no effect on the outcome of the adjournment proposal. If you sign and return a proxy and do not indicate how you wish to vote on the adjournment proposal, your shares will be voted in favor of the adjournment proposal. TeamHealth does not intend to call a vote on this proposal if the merger proposal has been approved at the special meeting.
The TeamHealth Board unanimously recommends that the TeamHealth stockholders vote “FOR” the adjournment proposal.

MARKET PRICES OF TEAMHEALTH COMMON STOCK
Market Information
TeamHealth common stock trades on the NYSE under the symbol “TMH”. As of  [•], 2016, there were [•] shares of TeamHealth common stock outstanding. The following table shows the high and low sales price of TeamHealth common stock for our fourth quarter of fiscal 2016 (through [•], 2016) and each of our preceding fiscal quarters in 2016, 2015, 2014 and 2013.
Fiscal Year	High		Low
2016
First Quarter		$46.28		$33.15
Second Quarter		$49.50		$39.09
Third Quarter		$43.50		$30.83
Fourth Quarter (through [•], 2016)	$	[•]	$	[•]
2015
First Quarter		$61.85		$50.83
Second Quarter		$67.79		$56.98
Third Quarter		$70.21		$52.78
Fourth Quarter		$63.56		$43.15
2014
First Quarter		$48.07		$41.37
Second Quarter		$52.18		$43.18
Third Quarter		$60.94		$48.80
Fourth Quarter		$63.13		$52.36
2013
First Quarter		$37.15		$29.20
Second Quarter		$42.42		$35.30
Third Quarter		$42.15		$36.41
Fourth Quarter		$48.83		$37.79
The closing sales price of TeamHealth common stock on the NYSE on [•], 2016, the latest practicable date before the printing of this proxy statement, was $[•] per share. The closing sales price of TeamHealth common stock on the NYSE on October 3, 2016, the last trading day before The Wall Street Journal published an article stating that TeamHealth was exploring a potential sale transaction, was $32.80 per share. You are urged to obtain current market quotations for TeamHealth common stock when considering whether to approve the merger proposal.
Holders
At the close of business on [•], 2016, [•] shares of TeamHealth common stock were issued and outstanding, held by approximately [•] holders of record.
Dividends
Under our current dividend policy, we have never declared or paid any cash dividends on our common stock and have retained any future earnings for use in the operation and expansion of our business. Under the terms of the merger agreement, from the date of the merger agreement until the earlier of the effective time of the merger or the termination of the merger agreement, we may not declare or pay dividends to our common stockholders without Parent’s written consent.

VOTING AGREEMENT
The following summary of the voting and support agreement is qualified by reference to the complete text of the voting agreement, which is attached as Annex D and is incorporated into this proxy statement by reference.
In connection with the execution of the merger agreement, Parent and Merger Sub entered into a voting and support agreement (the “voting agreement”) with JANA, which, as of the date of the voting agreement, owned 5,890,368 shares of common stock. Under the voting agreement, JANA must vote all of its shares of Company stock:
•
in favor of the approval of the merger agreement and the approval of the merger and the other transactions contemplated by the merger agreement;

•
against any action or agreement which could reasonably be expected to impede, interfere, delay discourage or adversely affect the merger agreement, the merger or the voting agreement,

•
against any acquisition proposal; and

•
against any action, proposal, transaction or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of JANA under the voting agreement

In addition, except under limited circumstances, JANA also agreed not to sell, assign, transfer or otherwise dispose of or encumber its shares of Company stock while the voting agreement is in effect. JANA also agrees not exercise any dissenters’ rights pursuant to Section 262 of the DGCL with respect to the merger. The voting agreement terminates immediately upon the earlier of the effective time of the merger, the termination of the merger agreement in accordance with its terms, including any termination by TeamHealth to accept a superior proposal subject to the terms and conditions of the merger agreement, the end date, any change to the terms of the merger without the prior written consent of JANA that (A) reduces the per share merger consideration or any consideration otherwise payable with respect to TeamHealth common stock beneficially owned by JANA (subject to adjustments in compliance with the merger agreement), (B) changes the form of consideration payable in the merger or any consideration otherwise payable with respect to the TeamHealth common stock beneficially owned by JANA or (C) otherwise materially amends the merger agreement in a manner adverse to JANA relative to the other stockholders of TeamHealth, or the mutual written consent of Parent, TeamHealth and JANA.
JANA will be permitted to initiate, solicit or encourage any Company acquisition proposal and engage in, enter into, continue or otherwise participate in any discussions or negotiations with respect to any acquisition proposal to the extent that TeamHealth is permitted to take such actions, and/or not prohibited from taking, such actions pursuant to the merger agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below shows how much of TeamHealth common stock was beneficially owned as of November 18, 2016 (unless another date is indicated) by (i) each person known by TeamHealth to beneficially own more than 5% of TeamHealth common stock, (ii) each director (who was serving as a director as of that date) and nominee for director, (iii) each named executive officer, and (iv) all current directors and executive officers as a group.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s ownership percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
As of November 18, 2016, there were 74,532,505 shares of our common stock outstanding.
Name of Beneficial Owner	Number	Percent
Beneficial Owners of More than 5%:
FMR LLC(1)	8,895,191	11.9%
Wellington Management Group LLP(2)	6,401,909	8.6%
JANA Partners LLC(3)	5,890,368	7.9%
1832 Asset Management L.P.(4)	5,073,954	6.8%
The Vanguard Group(5)	5,043,995	6.8%
Capital Research Global Investors(6)	4,988,770	6.7%
BlackRock, Inc.(7)	4,883,536	6.6%
Directors and Executive Officers:
Leif M. Murphy	—	—
H. Lynn Massingale, M.D.(8)	316,648	*
Oliver V. Rogers(9)	117,746	*
David P. Jones(10)	83,022	*
Edwin M. Crawford(11)	83,024	*
Glenn A. Davenport(12)	23,445	*
James L. Bierman(13)	21,161	*
Miles Snowden(14)	10,165	*
Mary R. Grealy(15)	9,720	*
Vicky B. Gregg(16)	8,275	*
Neil M. Kurtz, M.D.(17)	4,871	*
Kenneth Paulus(18)	2,159	*
Patrick Fry(19)	1,159	*
Scott Ostfeld(20)	773	*
Michael D. Snow(21)	113,396	*
Directors and Executive Officers as a Group (15 persons)	685,168	*

*
Owns less than 1% of the total outstanding shares of TeamHealth common stock.

(1)
Based on a Schedule 13G filed on March 10, 2016 by FMR LLC, whose address is 245 Summer Street, Boston, Massachusetts 02210, these shares are held by FIAM LLC, Fidelity (Canada) Asset

Management ULC, Fidelity Institutional Asset Management Trust Company, FMR Co., Inc and Strategic Advisers, Inc. FMR LLC has sole power to vote or to direct the vote of 2,329,311 of these shares and sole power to dispose or to direct the disposition of all 8,895,191 of these shares.
(2)
Based on a Schedule 13G/A filed on February 11, 2016 by Wellington Management Group LLP, whose address is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210. The Schedule 13G/A reports that Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP each have shared power to vote or direct the voting of 3,570,545 of these shares and shared power to dispose of or direct the disposition of all 6,401,909 of these shares and that Wellington Management Company LLP has shared power to vote or direct the voting of 3,476,996 of these shares and shared power to dispose of or direct the disposition of 6,193,101 of these shares.

(3)
Based on a Schedule 13D/A filed on November 1, 2016 by JANA Partners LLC, whose address is 767 fifth Avenue, 8th Floor, New York, NY 10153, these shares were reported to be beneficially owned by JANA Partners LLC. JANA Partners LLC has sole power to vote or direct the voting of and sole power to dispose or to direct the disposition of all 5,890,368 of these shares.

(4)
Based on a Schedule 13G filed on January 11, 2016 by 1832 Asset Management L.P., whose address is One Adelaide Street East, 29th Floor, Toronto, Ontario, Canada M5C 2V9, these shares were reported to be beneficially owned by 1832 Asset Management L.P. 1832 Asset Management L.P. has sole power to vote or direct the voting of and sole power to dispose or to direct the disposition of all 5,073,954 shares.

(5)
Based on a Schedule 13G/A filed on February 11, 2016 by The Vanguard Group, Inc. whose address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355, these shares are beneficially owned by The Vanguard Group. The Vanguard Group has sole power to vote or to direct the vote of 158,606 of these shares, sole power to dispose or to direct the disposition of 4,885,856 of these shares, and shared power to vote or direct the vote of 4,000 shares and shared power to dispose or to direct the disposition of 158,139 of these shares.

(6)
Based on a Schedule 13G/A filed on February 16, 2016 by Capital Research Global Investors, whose address is 333 South Hope Street, Los Angeles, CA 90071 these shares were reported to be beneficially owned by Capital Research Global Investors. Capital Research Global Investors has sole power to vote or direct the voting of and sole power to dispose or direct the disposition of all 4,988,770 shares.

(7)
Based on a Schedule 13G/A filed on January 27, 2016 by BlackRock, Inc., whose address is 55 East 52nd Street, New York, New York 10055, these shares are held by BlackRock (Channel Islands) Ltd, BlackRock (Luxembourg) S.A, BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd., BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC, BlackRock Japan Co Ltd, and BlackRock Life Limited, each a subsidiary of BlackRock, Inc. BlackRock, Inc. has sole power to vote or to direct the voting of 4,692,468 of these shares and the sole power to dispose or to direct the disposition of all 4,883,536 of these shares.

(8)
Includes 48,343 shares of common stock held by a trust of which Dr. Massingale is the trustee and sole beneficiary; 91,684 unvested Stock Units, and 176,621 shares issuable upon the exercise of options, which he has the right to acquire within 60 days of November 18, 2016.

(9)
Shares beneficially owned by Mr. Rogers include 98,484 shares issuable upon the exercise of options, which he has the right to acquire within 60 days of November 18, 2016.

(10)
Shares beneficially owned by Mr. Jones include 45,089 shares issuable upon the exercise of options, which he has the right to acquire within 60 days of November 18, 2016.

(11)
Shares beneficially owned by Mr. Crawford include 773 unvested Stock Units.

(12)
Shares beneficially owned by Mr. Davenport include 1,777 unvested Stock Units.

(13)
Shares beneficially owned by Mr. Bierman include 1,777 unvested Stock Units.

(14)
Shares beneficially owned by Dr. Snowden include 8,665 shares issuable upon the exercise of options, which he has the right to acquire within 60 days of November 18, 2016.

(15)
Shares beneficially owned by Ms. Grealy include 4,423 unvested Stock Units.

(16)
Shares beneficially owned by Ms. Gregg include 1,777 unvested Stock Units.

(17)
Shares beneficially owned by Dr. Kurtz include 1,889 unvested Stock Units.

(18)
Shares beneficially owned by Mr. Paulus include 1,159 unvested Stock Units.

(19)
Shares beneficially owned by Mr. Fry include 1,159 unvested Stock Units.

(20)
Shares beneficially owned by Mr. Ostfeld include 773 unvested Stock Units. The Stock Units granted by the Company to Mr. Ostfeld pursuant to a Restricted Stock Unit Award agreement dated March 25, 2016 will be held by Mr. Ostfeld for the benefit of JANA or an affiliate or affiliates thereof  (the “JANA Entities”) and subsequently transferred by Mr. Ostfeld to one or more of the JANA Entities. Such award is made in accordance with, and shall be subject to the exemptions contained in, Rule 16b-3 of the Exchange Act of 1934, as amended, to the extent the JANA Entities may be directors by deputization of the Company.

(21)
As of September 2, 2016, Mr. Snow resigned as President and Chief Executive Officer and as a member of the TeamHealth Board effective September 2, 2016. As of September 2, 2016, shares beneficially owned by Mr. Snow included 71,577 shares issuable upon the exercise of options, which he has the right to acquire within 60 days.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
The following is a summary of the material U.S. federal income tax consequences of the merger to “U.S. holders” and “non-U.S. holders” (in each case, as defined below) of TeamHealth common stock whose shares of common stock are converted into the right to receive cash in the merger. This summary is based on the current provisions of the Code, applicable Treasury Regulations, judicial authority, and administrative rulings, all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences to the holders as described herein. This summary is general in nature and does not purport to be a complete analysis of all potential tax effects of the merger. For example, it does not consider the effect of the Medicare tax on net investment income or any applicable state, local or foreign income tax laws, or of any non-income tax laws. In addition, this summary does not address the U.S. federal income tax consequences to holders of shares who demand appraisal rights under Delaware law. Furthermore, this summary applies only to holders that hold their TeamHealth common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). In addition, this discussion does not address all aspects of U.S. federal income tax consequences that may be relevant to a holder in light of the holder’s particular circumstances or to holders subject to special rules, such as:
•
a bank, insurance company, or other financial institution;

•
a tax-exempt organization;

•
a retirement plan or other tax-deferred account;

•
an entity or arrangement treated for U.S. federal income tax purposes as a partnership, S corporation or other pass-through entity (or an investor in such an entity or arrangement);

•
a mutual fund;

•
a real estate investment trust or regulated investment company;

•
a dealer or broker in stocks and securities or currencies;

•
a trader in securities that elects mark-to-market treatment;

•
a holder of shares subject to the alternative minimum tax provisions of the Code;

•
a holder of shares that received the shares through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;

•
a U.S. holder (as defined below) that has a functional currency other than the U.S. dollar;

•
a “controlled foreign corporation,” “passive foreign investment company,” or corporation that accumulates earnings to avoid U.S. federal income tax;

•
a holder that holds shares as part of a hedge, straddle, constructive sale, conversion or other integrated transaction; or

•
a United States expatriate.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds TeamHealth common stock, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding TeamHealth common stock and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the merger to them.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of TeamHealth common stock that is:
•
an individual citizen or resident of the United States;

•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

A “non-U.S. holder” means a beneficial owner of TeamHealth common stock that is not a U.S. holder or a partnership (or any other entity classified as a partnership for U.S. federal income tax purposes).
U.S. Holders
General.   The exchange of TeamHealth common stock for cash in the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder whose shares of TeamHealth common stock are converted into the right to receive cash in the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. holder’s adjusted tax basis in such shares. A U.S. holder’s adjusted tax basis generally will equal the price the U.S. holder paid for such shares. Gain or loss will be determined separately for each block of shares of TeamHealth common stock (i.e., shares of TeamHealth common stock acquired at the same cost in a single transaction). Such gain or loss will be capital gain or loss and generally will be treated as long-term capital gain or loss if the U.S. holder has held the shares of TeamHealth common stock for more than one year at the time of the effective time. Long-term capital gains of non-corporate U.S. holders (including individuals) are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.
Information Reporting and Backup Withholding.   Information reporting and backup withholding may apply to payments made in connection with the merger. Backup withholding will not apply, however, to a holder of TeamHealth common stock who (1) furnishes a correct taxpayer identification number (“TIN”), certifies that such holder is not subject to backup withholding on the Internal Revenue Service Form W-9 (or appropriate successor form) included in the transmittal materials that such holder will receive, and otherwise complies with all applicable requirements of the backup withholding rules; or (2) provides proof that such holder is otherwise exempt from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be refunded or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the Internal Revenue Service in a timely manner. The Internal Revenue Service may impose a penalty upon any taxpayer that fails to provide the correct TIN.
Non-U.S. Holders
General.   A non-U.S. holder’s receipt of cash in exchange for shares of TeamHealth common stock pursuant to the merger generally will not be subject to U.S. federal income tax unless:
•
the gain, if any, on such shares is effectively connected with a trade or business of the non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to the non-U.S. holder’s permanent establishment in the United States);

•
the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the exchange of shares of TeamHealth common stock for cash pursuant to the merger and certain other conditions are met; or

•
the non-U.S. holder owned, directly or under certain constructive ownership rules of the Code, more than 5% of the TeamHealth common stock at any time during the five-year period preceding the merger, and TeamHealth is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period preceding the merger or the period that the non-U.S. holder held TeamHealth common stock.

A non-U.S. holder described in the first bullet point immediately above will generally be subject to regular U.S. federal income tax on any gain realized as if the non-U.S. holder were a U.S. holder. If such non-U.S. holder is a foreign corporation, it may also be subject to a branch profits tax equal to 30% of its effectively connected earnings and profits (or a lower treaty rate). A non-U.S. holder described in the second bullet point immediately above will be subject to tax at a rate of 30% (or a lower treaty rate) on any gain realized, which may be offset by U.S.-source capital losses recognized in the same taxable year, even though the individual is not considered a resident of the United States.
TeamHealth believes it has not been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the five-year period preceding the merger.
Information Reporting and Backup Withholding.   Information reporting and backup withholding will generally apply to payments made pursuant to the merger to a non-U.S. holder effected by or through the U.S. office of any broker, U.S. or foreign, unless the holder certifies its status as a non-U.S. holder and satisfies certain other requirements, or otherwise establishes an exemption. Copies of applicable information returns reporting such payments and any withholding may also be made available to the tax authorities in the non-U.S. holder’s country in which such holder resides under the provisions of an applicable treaty or agreement. Generally, information reporting and backup withholding will not apply to a payment of disposition proceeds to a non-U.S. holder where the transaction is effected outside the United States through a non-U.S. office of a broker. However, for information reporting purposes, dispositions effected through a non-U.S. office of a U.S. broker or a non-U.S. broker with substantial U.S. ownership or operations generally will be treated in a manner similar to dispositions effected through a U.S. office of a broker. A non-U.S. holder must generally submit an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable IRS Form W-8) attesting to its exempt foreign status in order to qualify as an exempt recipient. Notwithstanding the foregoing, backup withholding and information reporting may apply if we, the paying agent or Parent has actual knowledge, or reason to know, that a non-U.S. holder is a U.S. person. Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules from a payment to a non-U.S. holder can be refunded or credited against the non-U.S. holder’s U.S. federal income tax liability, if any, provided that an appropriate claim is timely filed with the Internal Revenue Service.
THIS DISCUSSION IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. WE URGE YOU TO CONSULT WITH YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES OF THE MERGER ARISING UNDER THE FEDERAL ESTATE OR GIFT TAX RULES OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

FUTURE TEAMHEALTH STOCKHOLDER PROPOSALS
If the merger is not completed, TeamHealth stockholders will continue to be entitled to attend and participate in TeamHealth’s annual meeting of stockholders. If TeamHealth holds its 2017 annual meeting of stockholders, any stockholder proposal intended for inclusion in the proxy materials for the 2017 annual meeting pursuant to Rule 14a-8 under the Exchange Act must be received at our principal executive offices no later than December 12, 2016. Where a stockholder does not seek inclusion of the proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Exchange Act, the proposal must still comply with the procedural requirements in TeamHealth’s bylaws. Accordingly, written notice must be sent to the Corporate Secretary of TeamHealth, at its principal executive offices, not less than 90 nor more than 120 days before the first anniversary of the prior year’s annual meeting. This means that for the 2017 annual meeting, written notice must be delivered between January 25, 2017 and the close of business on February 24, 2017. If the date of the annual meeting, however, is changed by more than 30 days from the anniversary of the prior year’s meeting date, a stockholder proposal must be submitted not earlier than 120 days before the annual meeting and no later than the later of  (i) the 90th day before the annual meeting and (ii) the 10th day following the day on which TeamHealth first announces the meeting date to the public. A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary at 265 Brookview Centre Way, Suite 400, Knoxville, Tennessee 37919.
Any stockholder suggestions for director nominations must be submitted by the dates by which other stockholder proposals are required to be submitted as set forth above.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS
The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing an address by delivering a single proxy statement, as applicable, addressed to those stockholders, unless contrary instructions have been received. This procedure, which is commonly referred to as “householding,” reduces the amount of duplicate information that stockholders receive and lowers printing and mailing costs for companies.
Certain brokerage firms may have instituted householding for beneficial owners of our common stock held through brokerage firms. If your family has multiple accounts holding our common stock, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your broker, trustee or other nominee or TeamHealth at the address and telephone number below. A separate copy of these proxy materials will be promptly delivered upon request by writing to: Broadridge, Attention Householding Dept., 51 Mercedes Way, Edgewood, NY 11717 or by calling 1-866-540-7095.
WHERE YOU CAN FIND MORE INFORMATION
Investors will be able to obtain free of charge this proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, this proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through our website at www.teamhealth.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The information located on, or hyperlinked or otherwise connected to, TeamHealth’s website is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings that we make with the SEC.
The SEC allows us to “incorporate by reference” documents we file with the SEC into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except that information that we file later with the SEC will automatically update and supersede this information. This proxy statement incorporates by reference the documents listed below that have been previously filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules):
•
TeamHealth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and filed on February 22, 2016;

•
TeamHealth’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2016 and filed on May 9, 2016; ended on June 30, 2016 and filed on August 2, 2016; and ended on September 30, 2016 and filed on November 4, 2016; and

•
TeamHealth’s Current Reports on Form 8-K filed with the SEC on February 22, 2016, March 23, 2016, May 9, 2016, May 25, 2016, June 3, 2016, August 2, 2016, September 6, 2016 and October 31, 2016 (other than the portions of such documents not deemed to be filed).

We also incorporate by reference into this proxy statement additional documents that TeamHealth may file with the SEC under Section 13(a), 13(c), 14, or 15(d) of the Exchange Act, from the date of this proxy statement until the date of the special meeting; provided, however, that we are not incorporating by reference any additional documents or information furnished and not filed with the SEC.
The directors, executive officers and certain other members of management and employees of TeamHealth may be deemed “participants” in the solicitation of proxies from TeamHealth stockholders in favor of the proposed merger. You can find information about TeamHealth’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 11, 2016 and in its Current Report on Form 8-K filed with the SEC on September 6, 2016 (other than the portions of such documents not deemed to be filed).
You may request a copy of documents incorporated by reference at no cost, by writing Steven E. Clifton, Corporate Secretary, Team Health Holdings, Inc., 265 Brookview Centre Way, Suite 400, Knoxville, Tennessee 37919.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [•], 2016. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

AGREEMENT AND PLAN OF MERGER
Among
TEAM HEALTH HOLDINGS, INC.,
TENNESSEE PARENT, INC.
and
TENNESSEE MERGER SUB, INC.
Dated as of October 30, 2016

A-ii

A-iii

A-iv

INDEX OF DEFINED TERMS
2010 ESPP	5
2010 NQSPP	5
ACA	27
Acceptable Confidentiality Agreement	71
Acquisition Proposal	43
Action	19
Affiliate	71
Affiliated Entities	11
Agreement	1
Alternative Financing	58
Anti-Corruption Laws	15
Antitrust Law	47
Applicable Date	15
Bankruptcy and Equity Exception	13
Benefit Continuation Period	51
Book-Entry Shares	7
Business Day	71
Bylaws	11
Cancelled Shares	3
Capitalization Date	12
Certificate of Incorporation	11
Certificate of Merger	2
Certificates	7
Change of Control Offer Documents	57
Change of Recommendation	46
Closing	2
Closing Date	2
COBRA	20
Code	20
Common Stock	11
Company	1
Company Disclosure Letter	10
Company Employees	20
Company Equity Award	72
Company Notice	42
Company Plans	20
Company Related Parties	68
Company Requisite Vote	13
Company Securities	12
Company Stock Plan	72
Company Systems	24
Company Termination Payment	72
Confidentiality Agreement	50
Continuing Employees	51
Contract	17
control	72
controlled	72
controlled by	72
controlling	72
Credit Facility	72
Cut-Off Date	41
Debt Financing	31
Debt Financing Commitments	31
Debt Financing Sources	72
Debt Tender Offer	56
DGCL	1
Dissenting Shares	9
DOJ	46
Earned MSUs	5
Effective Time	2
End Date	65
Environmental Laws	25
Equity Financing	32
Equity Financing Commitment	31
ERISA	20
ESPPs	5
Exchange Act	14
Exchange Fund	6
Excluded Party	43
Existing Notes	55
Financial Advisor	26
Financing	32
Financing Commitments	31
FTC	46
GAAP	73
Government Contract	73
Governmental Entity	14
Guarantor	1
Hazardous Materials	26
Health Care Laws	27
HIPAA	27
HSR Act	14
Indemnified Parties	52
Indenture	55

A-v

Intellectual Property	25
Intervening Event	42
IRS	20
knowledge	73
Law	73
Lender Related Party	68
Licenses	15
Liens	22
Marketing Period	73
Material Adverse Effect	74
Material Contract	19
Merger	1
Merger Sub	1
MSU	5
MSU End Price	5
No-Shop Period Start Date	39
Notice Period	43
Offer Documents	56
Option	4
Parent	1
Parent Disclosure Letter	29
Parent Group	46
Parent Guarantee	1
Parent Material Adverse Effect	64
Parent Related Party	68
Parent Termination Fee	67
Parties	1
Party	1
Paying Agent	6
Per Share Merger Consideration	4
Performance Options	4
Permitted Liens	22
Person	75
Preferred Stock	11
Proceeding	53
Proxy Statement	24
PSU	5
Recommendation	13
Recoupment Claims	28
Registered Intellectual Property	24
Representatives	39
Required Information	75
SEC	15
SEC Reports	15
Securities Act	15
Share	3
Stock Unit	4
Stockholders Meeting	45
subsidiaries	75
subsidiary	75
Superior Proposal	43
Supplemental Indenture	56
Support Agreement	1
Surviving Corporation	2
Tax Return	23
Taxes	23
Transaction Documents	76
Transaction Litigation	62
Trustee	55
under common control with	72
Willful Breach	76

A-vi

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of October 30, 2016 (this “Agreement”), is entered into by and among Team Health Holdings, Inc., a Delaware corporation (the “Company”), Tennessee Parent, Inc., a Delaware corporation (“Parent”), and Tennessee Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub” and, together with the Company and Parent, the “Parties” and each, a “Party”).
RECITALS
WHEREAS, the respective Boards of Directors of Parent and Merger Sub have approved and declared advisable this Agreement and the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger on the terms and subject to the conditions set forth in this Agreement and have authorized the execution and delivery hereof;
WHEREAS, the Board of Directors of the Company has unanimously (i) determined that it is in the best interests of the Company and the stockholders of the Company, and declared it advisable, to enter into this Agreement with Parent and Merger Sub providing for the Merger in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), (ii) approved this Agreement and the transactions contemplated hereby in accordance with the DGCL and (iii) adopted a resolution recommending this Agreement be adopted by the stockholders of the Company;
WHEREAS, as a condition to Parent and Merger Sub’s willingness to enter into this Agreement, simultaneously with the execution and delivery of this Agreement, Parent, Merger Sub, and a stockholder of the Company are entering into a voting and support agreement in the form attached hereto as Exhibit A (the “Support Agreement”) pursuant to which such stockholder is agreeing, among other things, subject to the terms and conditions of the Support Agreement, to vote its Shares in favor of the approval of this Agreement, and to take certain other actions in furtherance of the transactions contemplated by this Agreement;
WHEREAS, as a material inducement to, and as a condition to, the Company entering into this Agreement, concurrently with the execution of this Agreement, Blackstone Capital Partners VII L.P. (the “Guarantor”) has entered into a limited guarantee, dated as of the date hereof, guaranteeing certain of Parent’s and Merger Sub’s obligations under this Agreement in the form delivered to the Company simultaneously with the execution of this Agreement (the “Parent Guarantee”); and
WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.
NOW, THEREFORE, in consideration of the foregoing premises, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I
THE MERGER
SECTION 1.1   The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”) and a wholly owned subsidiary of Parent, and the separate corporate existence of the Company, with all of its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger, except as set forth in ARTICLE II. Without limiting the generality of the foregoing and subject thereto, at the Effective Time, all the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Company as the Surviving Corporation and all claims, obligations, debts, liabilities and duties of the Company and Merger Sub shall become the claims, obligations, debts, liabilities and duties of the Company as the Surviving Corporation. The Merger shall have the effects set forth in this Agreement and specified in the DGCL.
SECTION 1.2   Closing. The closing of the Merger (the “Closing”) shall take place at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York, at 9:00 a.m., New York City time, on the third Business Day following the day on which the conditions set forth in ARTICLE VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) have been satisfied or waived in accordance with this Agreement or at such other time and place as the Company and Parent may agree in writing; provided that, notwithstanding the satisfaction or waiver of the conditions set forth in ARTICLE VII, unless otherwise agreed by the Parties, the Parties shall not be required to effect the Closing until the earlier of  (i) a Business Day during the Marketing Period specified by Parent on no less than three Business Days’ prior written notice to the Company and (ii) the third Business Day following the final day of the Marketing Period or, if earlier, the Business Day that is after the final day of the Marketing Period and that is immediately prior to the End Date (subject in each case to the satisfaction of conditions set forth in ARTICLE VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing)). The date on which the Closing occurs is referred to herein as the “Closing Date”.
SECTION 1.3   Effective Time. Subject to the provisions of this Agreement, at the Closing, the Company and Parent will cause the Merger to be consummated by filing a certificate of merger (the “Certificate of Merger”), to be executed, acknowledged and filed with the Secretary of State of the State of Delaware in accordance with Section 251 of the DGCL. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by the Company and Parent in writing and specified in the Certificate of Merger in accordance with the DGCL (the effective time of the Merger being hereinafter referred to as the “Effective Time”).
SECTION 1.4   Certificate of Incorporation; Bylaws.
(a)    At the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated in its entirety to read as set forth in Exhibit B, and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation, until thereafter amended or restated as provided therein and by applicable Law, in each case consistent with the obligations set forth in Section 6.10.
(b)   At the Effective Time, and without any further action on the part of the Company and Merger Sub, the bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation (except that references therein to the name of Merger Sub shall be replaced by references to the name of the Surviving Corporation), until thereafter amended or restated as provided therein, by the certificate of incorporation of the Surviving Corporation and by applicable Law, in each case consistent with the obligations set forth in Section 6.10.

SECTION 1.5   Directors and Officers.
(a)   The Parties shall take all actions reasonably necessary to cause the directors of Merger Sub at the Effective Time to be the directors of the Surviving Corporation immediately following the Effective Time, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and the bylaws of the Surviving Corporation and applicable Law.
(b)   The officers of the Company at the Effective Time shall be the officers of the Surviving Corporation immediately following the Effective Time until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation and applicable Law.
ARTICLE II
EFFECT OF THE MERGER ON THE CAPITAL STOCK
OF THE CONSTITUENT CORPORATIONS
SECTION 2.1   Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holders of any of the following securities:
(a)   Merger Consideration. Each share of Common Stock (as defined below) issued and outstanding immediately prior to the Effective Time (each such share, a “Share”) (other than (i) Shares owned by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent immediately prior to the Effective Time and Shares owned by the Company, or any other direct or indirect wholly owned subsidiary of the Company, including Shares held in treasury by the Company, and in each case not held on behalf of third parties (collectively, the “Cancelled Shares”) and (ii) the Dissenting Shares (as defined below)) shall be converted automatically into and shall thereafter represent the right to receive $43.50 per Share in cash, without interest (the “Per Share Merger Consideration”). At the Effective Time, all of the Shares that have been converted into a right to receive the Per Share Merger Consideration as provided in this Section 2.1(a) shall no longer be outstanding, shall be cancelled and extinguished automatically and shall cease to exist, and each former holder of Shares that were outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Shares, except for the right to receive the Per Share Merger Consideration without interest, to be paid in consideration therefor in accordance with this ARTICLE II.
(b)   Cancellation of Cancelled Shares. Each Cancelled Share shall cease to be outstanding, be cancelled without any conversion thereof or payment of any consideration therefor and shall cease to exist.
(c)   Merger Sub. Each share of common stock, par value $0.01 per share, of Merger Sub, issued and outstanding immediately prior to the Effective Time, shall be converted into and become one validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.
SECTION 2.2   Treatment of Company Equity Awards.
(a)   Treatment of Options. Immediately prior to the Effective Time, except as otherwise agreed to in writing between an Option holder and Parent, each outstanding option to purchase Shares (an “Option”) under the Company Stock Plan shall, automatically and without any required action on the part of the holder thereof, become immediately vested and be cancelled and shall only entitle the holder of such Option to receive (without interest), at or promptly after the Effective Time, an amount in cash equal to the product of  (x) the total number of Shares subject to the Option multiplied by (y) the excess, if any, of the Per Share Merger Consideration over the exercise price per Share under such Option, less applicable Taxes required to be withheld with respect to such payment; provided, however, that with respect to any Options subject to performance-vesting criteria (the “Performance Options”), any such Performance Options for which the corresponding performance-vesting thresholds are not achieved on or prior to the Effective Time shall be, immediately prior to the Effective Time, forfeited pursuant to the terms of the applicable award agreement without payment of consideration. For the avoidance of doubt, any Option which has a per Share exercise price that is greater than or equal to the Per Share Merger Consideration shall be cancelled at the Effective Time for no consideration or payment.

(b)   Treatment of Stock Units. Immediately prior to the Effective Time, except as otherwise agreed to in writing between a Stock Unit holder and Parent, any vesting conditions applicable to each outstanding restricted stock unit, deferred stock unit, phantom stock unit, restricted share or similar stock right (any such arrangement, other than a PSU or MSU, a “Stock Unit”) under the Company Stock Plan shall, automatically and without any required action on the part of the holder thereof, accelerate in full, and each Stock Unit shall be cancelled and shall only entitle the holder of such Stock Unit to receive (without interest), at or promptly after the Effective Time, an amount in cash equal to the product of  (x) the total number of Shares subject to such Stock Unit immediately prior to the Effective Time multiplied by (y) the Per Share Merger Consideration, less applicable Taxes required to be withheld with respect to such payment. Notwithstanding the forgoing, in the case of any Stock Unit subject to a deferral election which provides for delivery of the underlying Shares on a date that is later than the normal vesting date for such Stock Unit, the amount that would otherwise be payable pursuant to this Section 2.2(b) shall instead be credited to a notional, book-entry account and such amounts shall be paid to the holder of such Stock Unit at the time specified pursuant to the applicable deferral election form.
(c)   Treatment of Performance Share Units. Immediately prior to the Effective Time, except as otherwise agreed to in writing between a PSU holder and Parent, each outstanding performance share unit (a “PSU”) under the Company Stock Plan shall automatically and without any required action on the part of the holder thereof, become immediately vested at the target level of performance, and each PSU shall be cancelled and shall only entitle the holder of such PSU to receive (without interest), at or promptly after the Effective Time, an amount in cash equal to the product of  (x) the target number of Shares subject to such PSU immediately prior to the Effective Time multiplied by (y) the Per Share Merger Consideration, less applicable Taxes required to be withheld with respect to such payment.
(d)   Treatment of Market Share Units. Immediately prior to the Effective Time, except as otherwise agreed in writing between an MSU holder and Parent, each outstanding market share unit (an “MSU”) under the Company Stock Plan shall automatically and without any required action on the part of the holder thereof, become immediately vested with respect to a number of MSUs deemed to have been earned as of the Effective Time, to be determined in accordance with the terms of, and based on the achievement thresholds set forth in, any applicable award agreement (i.e., with the “MSU End Price” under the award agreement being deemed to equal the Per Share Merger Consideration) (the “Earned MSUs”), and each such Earned MSU shall be cancelled and shall only entitle the holder of such Earned MSUs to receive (without interest), at or promptly after the Effective Time, an amount in cash equal to the product of  (x) the number of Earned MSUs multiplied by (y) the Per Share Merger Consideration, less applicable Taxes required to be withheld with respect to such payment, and any remaining MSUs shall be cancelled as of the Effective Time without payment of consideration. For the avoidance of doubt, any MSU that does not become an Earned MSU pursuant to the terms of the applicable award agreement shall, immediately prior to the Effective Time, be forfeited without payment of consideration.
(e)   ESPPs. As soon as practicable following the date of this Agreement and in any event prior to the Effective Time, the Company Board shall adopt resolutions and take such other actions (including, if appropriate, amending the terms of the Company’s 2010 Employee Stock Purchase Plan (the “2010 ESPP”) and/or the Company’s. 2010 Nonqualified Stock Purchase Plan (the “2010 NQSPP”, together with the 2010 ESPP, the “ESPPs”)) that may be necessary or required under the ESPPs and applicable Law to ensure that (A) no offering period shall be authorized or commence on or after the date of this Agreement, (B) participation in the ESPPs following the date of this Agreement shall be limited to those employees who participate in the ESPPs on the date of this Agreement, (C) except to the extent necessary to maintain the status of an ESPP as an “employee stock purchase plan” within the meaning of Section 423 of the Code and the Treasury Regulations thereunder, participants may not increase their payroll deductions or purchase elections from those deductions or elections in effect on the date of this Agreement, (D) each 2010 ESPP or 2010 NQSPP participant’s accumulated contributions under the respective ESPP shall be used to purchase shares of Common Stock in accordance with and subject to the terms of the 2010 ESPP or the 2010 NQSPP, respectively, as of the end of the Final Offering Period, and (E) each of the 2010 ESPP and the 2010 NQSPP shall terminate in its entirety immediately prior to the Effective Time, and no further rights shall be granted or exercised under the ESPPs thereafter.

(f)   Corporate Actions. At or prior to the Effective Time, the Company, the Company Board and the compensation committee of the Company Board, as applicable, shall adopt any resolutions and take any actions which are necessary to effectuate the provisions of this Section 2.2.
(g)   At or prior to the Effective Time, Parent will deposit (or cause to be deposited) with the Company, by wire transfer of immediately available funds, the aggregate amount owed to holders of Options, Stock Units, PSUs or MSUs (after giving effect to any required Tax withholdings as provided in Section 2.3(e)). As promptly as reasonably practicable following the Closing Date, but in no event later than the next regularly scheduled payroll date following the Closing Date, the applicable holders of Options, Stock Units, PSUs and MSUs will receive a payment from the Company or the Surviving Corporation, through its payroll system or payroll provider, of all amounts required to be paid to such holders in respect of Options, Stock Units, PSUs or MSUs that are cancelled and converted pursuant to Sections 2.2(a), 2.2(b), 2.2(c) or 2.2(d), as applicable (after giving effect to any required Tax withholdings as provided in Section 2.3(e)). Notwithstanding the foregoing, if any payment owed to a holder of Options, Stock Units, PSUs and MSUs pursuant to Sections 2.2(a), 2.2(b), 2.2(c) or 2.2(d), as applicable, cannot be made through the Company’s or the Surviving Corporation’s payroll system or payroll provider, then the Surviving Corporation will issue a check for such payment to such holder (less applicable withholding taxes), which check will be sent by overnight courier to such holder as promptly as reasonably practicable following the Closing Date (but in any event on or prior to the next regularly schedule payroll date).
SECTION 2.3   Surrender of Shares.
(a)   Paying Agent. Prior to the Effective Time, Parent or Merger Sub shall enter into an agreement in form and substance reasonably acceptable to the Company with a paying agent selected by Parent with the Company’s prior written approval, which approval shall not be unreasonably conditioned, withheld or delayed, to act as agent for the stockholders of the Company in connection with the Merger (the “Paying Agent”) to receive payment of the aggregate Per Share Merger Consideration to which the stockholders of the Company shall become entitled pursuant to Section 2.1(a). At the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent, a cash amount in immediately available funds that, when taken together with cash available on the Company’s balance sheet that is deposited with the Paying Agent at the Effective Time, are sufficient in the aggregate to provide all funds necessary for the Paying Agent to pay the aggregate Per Share Merger Consideration in exchange for all of the Shares outstanding immediately prior to the Effective Time (other than the Cancelled Shares and Dissenting Shares) (such cash being hereinafter referred to as the “Exchange Fund”) in trust for the benefit of the holders of the Shares that will be converted into the right to receive the Per Share Merger Consideration pursuant to Section 2.1(a). The Paying Agent shall invest the Exchange Fund as reasonably directed by Parent; provided that such investments shall be in obligations of or guaranteed by the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion, or in money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing and, in any such case, no such instrument shall have a maturity exceeding three months. To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for other reasons below the level required to make prompt cash payment of the aggregate Per Share Merger Consideration as contemplated hereby, Parent shall reasonably promptly replace or restore, or cause to be replaced or restored, the cash in the Exchange Fund lost through such investments or other events so as to ensure that the Exchange Fund is at all times maintained at a level sufficient to make such cash payments. Any interest and other income resulting from such investment shall become a part of the Exchange Fund, and any amounts in excess of the amounts payable under Section 2.1(a) shall be promptly returned to Parent or the Surviving Corporation, as requested by Parent. The funds deposited with the Paying Agent pursuant to this Section 2.3(a) shall not be used for any purpose other than as contemplated by this Section 2.3(a).
(b)   Exchange Procedures.
(i)   Transmittal Materials. Promptly after the Effective Time (and in any event within two Business Days thereafter), the Surviving Corporation shall cause the Paying Agent to mail or otherwise provide to each former holder of record of a certificate or certificates that immediately prior to the

Effective Time represented outstanding Shares, if any (“Certificates”), and each former holder of record of Shares held in book-entry form (“Book-Entry Shares”) (other than holders of Cancelled Shares and Dissenting Shares) (A) transmittal materials, including a letter of transmittal in customary form as agreed by the Parties, specifying that delivery shall be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Paying Agent or, with respect to Book-Entry Shares, only upon delivery of an “agent’s message” regarding the book-entry transfer of Book-Entry Shares (or such other evidence, if any, of the transfer as the Paying Agent may reasonably request), such transmittal materials to be in such form and have such other provisions as Parent and the Company may reasonably agree, and (B) instructions for use in effecting the surrender of the Certificates or Book-Entry Shares, as applicable, in exchange for the Per Share Merger Consideration.
(ii)   Certificates. Upon surrender of Certificates to the Paying Agent, each holder of record of one or more Certificates, if any, shall be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver as promptly as reasonably practicable after the Effective Time, a cash amount in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 2.3(e)) equal to the product obtained by multiplying (A) the number of Shares represented by such Certificates by (B) the Per Share Merger Consideration, and the Certificates so surrendered shall immediately be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates.
(iii)   Book-Entry Shares. Notwithstanding anything to the contrary contained in this Agreement, any holder of Book-Entry Shares will not be required to deliver a Certificate to receive the Per Share Merger Consideration. In lieu thereof, each holder of record of one or more Book-Entry Shares (other than Cancelled Shares and Dissenting Shares) shall upon receipt by the Paying Agent of an “agent’s message” in customary form (it being understood that the holders of Book-Entry Shares shall be deemed to have surrendered such Shares upon receipt by the Paying Agent of such “agent’s message” or such other evidence, if any, as the Paying Agent may reasonably request) be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver as promptly as reasonably practicable after the Effective Time, a cash amount in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 2.3(e)) equal to the product obtained by multiplying (A) the number of Shares represented by such Book-Entry Shares by (B) the Per Share Merger Consideration, and the Book-Entry Shares so surrendered shall immediately be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the Book-Entry Shares.
(iv)   Unrecorded Transfers; Other Payments. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company or if payment of the Per Share Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificates or Book-Entry Shares, as applicable, is registered, a check for any cash to be exchanged upon due surrender of the Certificates or Book-Entry Shares, as applicable, may be issued to such transferee or other Person if the Certificates or Book-Entry Shares, as applicable, formerly representing such Shares is properly presented to the Paying Agent accompanied by all documents required to evidence, to the reasonable satisfaction of the Surviving Corporation, and effect such transfer and to evidence that any applicable transfer or other similar Taxes have been paid or are not applicable.
(v)   Until surrendered as contemplated by this Section 2.3(b), each Certificate and Book-Entry Share (other than Cancelled Shares and Dissenting Shares) shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender (together with letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required pursuant to such instructions (as applicable)) the applicable Per Share Merger Consideration as contemplated by this ARTICLE II. The Surviving Corporation shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of Shares for the Per Share Merger Consideration.
(c)   Termination of Exchange Fund. Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains unclaimed by the former holders of Shares for 12 months after the Effective Time shall be delivered to the Surviving Corporation upon demand. Any holder of Certificates or

Book-Entry Shares (other than Cancelled Shares and Dissenting Shares) who has not theretofore complied with this ARTICLE II shall thereafter be entitled to look to the Surviving Corporation for payment of the Per Share Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 2.3(e)) upon delivery of evidence of Certificates or Book-Entry Shares acceptable to the Surviving Corporation, without any interest thereon in accordance with the provisions set forth in Section 2.3(b). and the Surviving Corporation, subject to the following sentence, shall remain liable for (subject to applicable abandoned property, escheat or other similar Laws) payment of such holder’s claim for the Per Share Merger Consideration payable upon due surrender of its Certificates or Book-Entry Shares. Notwithstanding anything to the contrary herein, none of the Surviving Corporation, Parent, the Company, the Paying Agent or any other Person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. Any amounts remaining unclaimed by such holders immediately prior to such time at which such amounts would otherwise escheat to or become property of any Governmental Entity shall become, to the extent permitted by applicable Law, the property of the Surviving Corporation, free and clear of all claims of interest of any Person previously entitled thereto.
(d)   Transfers. From and after the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no transfers on the stock transfer books of the Surviving Corporation of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any evidence of a Certificate or Book-Entry Share is presented, and acceptable, to the Surviving Corporation, Parent or the Paying Agent for transfer, subject to compliance with the procedures set forth in this ARTICLE II, it shall be cancelled and exchanged for the cash amount in immediately available funds to which the holder thereof is entitled pursuant to Section 2.1(a) (without interest and less applicable withholding Taxes). The Per Share Merger Consideration paid upon surrender of Certificates or receipt by the Paying Agent of an “agent’s message” in the case of Book-Entry Shares in accordance with the terms of this ARTICLE II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares formerly represented by such Certificates or Book-Entry Shares, as applicable.
(e)   Withholding Rights. Each of the Paying Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Shares, Options, PSUs, MSUs or Stock Units such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any other applicable state, local or foreign Tax Law. To the extent that amounts are so deducted or withheld by the Paying Agent, the Surviving Corporation or Parent, as the case may be, such deducted or withheld amounts (i) shall be remitted by the Paying Agent, Parent or the Surviving Corporation, as applicable, to the applicable Governmental Entity, and (ii) shall be treated for all purposes of this Agreement as having been paid to the holder of Shares, Options, PSUs, MSUs or Stock Units (as the case may be) in respect of which such deduction and withholding was made by the Paying Agent, the Surviving Corporation or Parent, as the case may be.
SECTION 2.4   Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, if required by the DGCL (but only to the extent required thereby) any Shares (other than Cancelled Shares) that are issued and outstanding immediately prior to the Effective Time and that are held by holders who have not voted such Shares in favor of the adoption of this Agreement and who are entitled to and have properly demanded appraisal rights with respect thereto in accordance with Section 262 of the DGCL, have complied in all respects with Section 262 of the DGCL and have not effectively withdrawn such demand (collectively, “Dissenting Shares”) shall not be converted into the right to receive the Per Share Merger Consideration as provided in Section 2.1(a), unless and until such Person shall have effectively withdrawn or otherwise lost or failed to perfect such Person’s right to appraisal or payment under the DGCL, at which time such Shares shall be treated as if they had been converted into and become exchangeable for the right to receive, as of the Effective Time, the Per Share Merger Consideration as provided in Section 2.1(a), without interest and after giving effect to any required Tax withholdings pursuant to Section 2.3(e) and such Shares shall not be deemed Dissenting Shares, and such holder thereof shall cease to have any other rights with respect to such Shares. Each holder of Dissenting Shares shall be entitled to receive only the payment of the fair value of such Dissenting Shares in accordance with the provisions of, and as provided by, Section 262 of the DGCL with respect to such Dissenting Shares unless and until such Person shall have effectively withdrawn or otherwise lost or failed to perfect such Person’s right to appraisal or payment under the DGCL. The Company shall give Parent prompt notice of receiving any demands for appraisal, withdrawals or attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law that are received by the Company relating to stockholders’ rights of appraisal. Parent shall have the right to direct and control all negotiations and proceedings with respect to any such demands, withdrawals or attempted withdrawals of such demands; provided that, after the date hereof until the Effective Time, Parent shall consult with the Company with respect to such negotiations and proceedings. The Company shall not, except with the prior written consent of Parent, and prior to the Effective Time, Parent shall not, except with the prior written consent of the Company, make any payment with respect to any demands for appraisal or offer to settle or compromise, or settle or compromise or otherwise negotiate, any such demands, or approve any withdrawal of any such demands, or waive any failure to timely deliver a written demand for appraisal or otherwise to comply with the provisions under Section 262 of the DGCL, or agree to do any of the foregoing.
SECTION 2.5   Adjustments. Notwithstanding anything to the contrary herein, in the event that the number of Shares or securities convertible or exchangeable into or exercisable for Shares issued and outstanding after the date hereof and prior to the Effective Time shall have been changed into a different number of Shares or securities or a different class as a result of a reclassification, stock split (including a reverse stock split), combination, stock dividend or distribution, recapitalization, subdivision, merger, issuer tender or exchange offer, or other similar transaction, then the Per Share Merger Consideration shall be equitably adjusted to provide to Parent and the holders of Shares the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 2.5 shall be construed to permit the Company, any subsidiary of the Company or any other Person to take any action that is otherwise prohibited by the terms of this Agreement.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby represents and warrants to Parent and Merger Sub that, except (i) as disclosed in the SEC Reports filed with, or furnished to, the SEC on or after January 1, 2014 and not less than two Business Days prior to the date of this Agreement (excluding any disclosures set forth in the SEC Reports (x) under the captions “Risk Factors” or “Forward-Looking Statements” and (y) in any other section relating to forward-looking statements to the extent they are cautionary, predictive or forward-looking in nature), it being understood that any matter disclosed in such filings shall not be deemed disclosed for purposes of Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.20, or Section 3.21 of this Agreement, (ii) as set forth on the corresponding sections or subsections of the disclosure letter delivered to Parent by the Company concurrently with entering into this Agreement (the “Company Disclosure Letter”), it being acknowledged and agreed that disclosure of any item in any section or subsection of the Company Disclosure Letter shall also be deemed disclosure with respect to any other section or subsection of this Agreement to which the relevance of such item is reasonably apparent on the face of such disclosure; provided, however, that no such disclosure shall be deemed to qualify Section 5.1 of the Company Disclosure Letter (other than Section 5.1 which matters shall only be qualified by specific disclosure in the corresponding section of the Company Disclosure Letter, respectively):
SECTION 3.1   Organization and Qualification; Subsidiaries. Each of the Company and its subsidiaries and Affiliated Entities is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or present conduct of its business requires such qualification, except in each case where the failure to be so organized, existing, qualified or, to the extent such concept is applicable, in good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to (i) have a Material Adverse Effect or (ii) prevent or materially delay the consummation by the Company of the transactions contemplated by this Agreement. For purposes of this Agreement, “Affiliated Entities” means any affiliated entity of the Company or its subsidiaries, including any professional corporation, partnership or association, the results of which are consolidated with those of the Company in the Company’s consolidated financial statements prepared in accordance with GAAP. Section 3.1 of the Company Disclosure Letter sets forth (x) each of the Company’s subsidiaries and Affiliated Entities and the ownership interest of the Company in each such subsidiary and Affiliated Entity, as well as the ownership interest of any other Person or Persons in each such subsidiary and Affiliated Entity and (y) the jurisdiction of organization of each such subsidiary and Affiliated Entity. Except as set forth on Section 3.1 of the Company Disclosure Letter and except for securities held by the Company in connection with its ordinary course treasury investment activities, neither the Company nor any of its subsidiaries or Affiliated Entities owns, directly or indirectly, any capital stock or voting securities of, or other equity interests in, or has any direct or indirect equity participation or similar interest in, or any interest convertible into or exchangeable or exercisable for, any capital stock or voting securities of, or other equity interests in, any other Person.
SECTION 3.2   Certificate of Incorporation and Bylaws. The Company has furnished or otherwise made available to Parent, prior to the date hereof, a correct and complete copy of the certificate of incorporation, as amended to date (the “Certificate of Incorporation”), and the amended and restated bylaws, as amended to date (the “Bylaws”), of the Company as currently in effect, and equivalent organizational or governing documents, as amended to date, of each of the Company’s material subsidiaries and material Affiliated Entities, and each of the foregoing documents is in full force and effect.
SECTION 3.3   Capitalization. The authorized capital stock of the Company consists of (i) 100,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), and (ii) 10,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).
(a)   As of the close of business on October 21, 2016 (the “Capitalization Date”):
(i)   no shares of Preferred Stock were issued or outstanding;
(ii)   74,462,038 shares of Common Stock were issued and outstanding and 0 shares of Common Stock were held by the Company in its treasury;
(iii)   there were (A) 4,782,267 shares of Common Stock underlying outstanding Options, (B) 894,265 shares of Common Stock underlying outstanding Stock Units (excluding 41,930 restricted shares, which are included in clause (i) above), (C) 111,303 shares of Common Stock underlying outstanding PSUs (calculated based on deemed target level performance achievement) and (D) 127,345 shares of Common Stock underlying outstanding MSUs (calculated based on deemed target level performance achievement), in each such case as granted or provided for under the Company Stock Plan, along with the applicable award agreements with respect to which any Company Equity Awards have been issued thereunder, and pursuant to which any Company Equity Awards are outstanding;
(b)   Section 3.3(b) of the Company Disclosure Letter sets forth, as of the Capitalization Date, a complete and correct list of all outstanding Options, Stock Units, PSUs and MSUs, the number of shares of Common Stock subject to each such Company Equity Award (including at target level of performance, to the extent applicable), the grant date, to the extent applicable, the exercise price per share, vesting schedule, and the name of the holder thereof.
(c)   From the close of business on the Capitalization Date until the date of this Agreement, no Company Equity Awards have been granted and no Shares have been issued, except for shares of Common Stock issued pursuant to the exercise or vesting of Options or the vesting of PSUs or Stock Units, in each case in accordance with the terms of the Company Stock Plan. Except as set forth in Section 3.3(a) or on Section 3.1, Section 3.3(a) or Section 3.3(b) of the Company Disclosure Letter, as of the date of this Agreement, (i) there are not outstanding or authorized any (A) shares of capital stock or other voting securities of the Company or its subsidiaries or Affiliated Entities, (B) securities of the Company or its subsidiaries or Affiliated Entities convertible into or exchangeable for shares of capital stock or voting securities of the Company or its subsidiaries or Affiliated Entities or (C) subscriptions, options, warrants, calls, phantom stock or other similar rights, agreements, arrangements, understandings or commitments to acquire from the Company or its subsidiaries or Affiliated Entities, or obligations of the Company or its subsidiaries or Affiliated Entities to issue or sell, any capital stock, voting securities or securities convertible into, exercisable for, or exchangeable for, or giving any Person a right to subscribe for or acquire, any capital stock, voting securities or any other equity interests of the Company or any of its subsidiaries or Affiliated

Entities (collectively, “Company Securities”) and (ii) there are no outstanding contractual obligations of the Company or any of its subsidiaries or Affiliated Entities to (I) repurchase, redeem or otherwise acquire any Company Securities or (II) grant, extend or enter into any subscription, option, warrant, call, convertible securities or other similar right, agreement, arrangement, understanding or commitment with respect to Company Securities. All outstanding Shares, and all Shares reserved for issuance as noted in Section 3.3(a), when issued in accordance with the respective terms thereof, are or will be duly authorized, validly issued, fully paid and non-assessable, and are not subject to and were not issued in violation of any pre-emptive rights, purchase options, call or right of first refusal or similar rights. Each of the outstanding shares of capital stock or other equity interests of each of the Company’s subsidiaries is duly authorized, validly issued, fully paid and non-assessable and all such shares or other equity interests are owned by the Company or a subsidiary of the Company and are owned free and clear of all Liens, agreements, transfer restrictions, limitations in voting rights, charges or other encumbrances of any nature whatsoever, except for such transfer restrictions of general applicability arising under the Securities Act. The outstanding equity interests of each Affiliated Entity are subject to a succession agreement (or other agreement) that prohibits the sale or transfer of such equity interest to non-physicians and provides for the repurchase of such equity interests by the Affiliated Entity for a nominal amount upon the occurrence of certain events. Neither the Company nor any of its subsidiaries or Affiliated Entities has outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company or the holders of voting securities of the Company on any matter.
SECTION 3.4   Authority. The Company has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated hereby, subject only to the affirmative vote (in person or by proxy) of the holders of a majority of all of the outstanding shares of Common Stock entitled to vote thereon at the Stockholders Meeting, or any adjournment or postponement thereof, to adopt this Agreement (the “Company Requisite Vote”) and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and any implied covenant of good faith and fair dealing (the “Bankruptcy and Equity Exception”). The Board of Directors of the Company, at a duly called and held meeting, has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, fair to and in the best interests of the Company and the Company’s stockholders, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and, subject to the terms of this Agreement, (iii) resolved to recommend that the stockholders of the Company vote in favor of the adoption of this Agreement and the Merger (the “Recommendation”) and (iv) directed that this Agreement be submitted to the stockholders of the Company at the Stockholders Meeting for their adoption and approval. The only vote or approval of the holders of any class or series of capital stock of the Company or any of its subsidiaries or Affiliated Entities which is required to adopt and approve this Agreement and the transactions contemplated hereby is the Company Requisite Vote.
SECTION 3.5   No Conflict; Required Filings and Consents.
(a)   Except as set forth on Section 3.5(a) of the Company Disclosure Letter, the execution, delivery and performance of this Agreement by the Company and the consummation of the Merger and the other transactions contemplated hereby do not and will not (i) breach, violate or conflict with the Certificate of Incorporation or Bylaws or other organizational or governing documents of the Company or any of its subsidiaries or Affiliated Entities, (ii) assuming that all consents, approvals and authorizations contemplated by subsection (b) below have been obtained, all filings described in such clauses have been made and the Company Requisite Vote has been obtained, conflict with, breach or violate any License or any Law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which its or any of their respective properties or assets are bound or (iii) result in any breach or violation of or constitute a default (or an event which with or without notice or lapse of time or both would become a default), require a consent or result in the loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, or result in the creation of a Lien (except a Permitted Lien) on any of the material assets of the Company pursuant to, any Material Contract, except, in the case of clauses (ii) and (iii), for any such conflict, violation, breach, default, loss, right or other occurrence which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or which would not reasonably be expected to prevent or materially delay the consummation by the Company of the transactions contemplated by this Agreement.
(b)   The execution, delivery and performance of this Agreement by the Company and the consummation of the Merger and the other transactions contemplated hereby by the Company do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental, quasi-governmental or regulatory (including stock exchange) authority, agency, court, commission or other governmental body, whether foreign or domestic, of any country, nation, republic, federation or similar entity or any state, county, parish or municipality, jurisdiction or other political subdivision thereof  (each, a “Governmental Entity”), except for (i) compliance with the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder (including the filing of the Proxy Statement), and state securities, takeover and “blue sky” laws, (ii) the filing of a premerger notification and report form by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iii) compliance with the applicable requirements of the New York Stock Exchange, (iv) the filing with the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL and (v) any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not reasonably be expected to (A) prevent or materially delay the consummation by the Company of the transactions contemplated by this Agreement or (B) have, individually or in the aggregate, a Material Adverse Effect.
SECTION 3.6   Compliance.
(a)   The Company and its subsidiaries and Affiliated Entities are not, and since the Applicable Date have not been, in violation in any material respect of and are, and since the Applicable Date have been, in compliance in all material respects with, any Law applicable to the Company or any of its subsidiaries or Affiliated Entities or any of its or their respective assets, businesses or properties, and the Company and its subsidiaries and Affiliated Entities have all permits, licenses, authorizations, exemptions, orders, consents, approvals and franchises from Governmental Entities required to conduct their respective businesses and own, lease and operate their respective assets and properties as being conducted as of the date hereof and as of the Effective Time (“Licenses”), except for any such Licenses the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, for the preceding five years none of the Company, any of its subsidiaries or Affiliated Entities, any officer or director of any of the foregoing, or, to the knowledge of the Company, agent, employee or other Person acting on behalf of any of the foregoing, (i) is or has been in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 or any other similar applicable Law that prohibits corruption or bribery (collectively, “Anti-Corruption Laws”), or (ii) has directly or indirectly made, offered, agreed, requested or taken any other act in furtherance of an offer, promise or authorization of any unlawful bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment in violation of any of the Anti-Corruption Laws. The Company has instituted and maintains policies and procedures reasonably designed to ensure compliance with the Anti-Corruption Laws. During the five years prior to the date hereof, neither the Company nor any of its subsidiaries or Affiliated Entities has, in connection with or relating to the business of the Company or any of its subsidiaries or Affiliated Entities, (1) received from any Governmental Entity any written notice or inquiry or (2) made any voluntary or involuntary disclosure to a Governmental Entity, in each case related to Anti-Corruption Laws.
SECTION 3.7   SEC Filings; Financial Statements; Undisclosed Liabilities.
(a)   The Company has filed or furnished, on a timely basis, all forms, reports, statements, certifications and other documents (including all exhibits and other information incorporated therein,

amendments and supplements thereto) in each case required to be filed or furnished by it with the U.S. Securities and Exchange Commission (the “SEC”) since January 1, 2014 (the “Applicable Date”) (all such forms, reports, statements, certificates and other documents filed since the Applicable Date, including all exhibits and other information incorporated therein, amendments and supplements thereto, collectively, the “SEC Reports”). As of their respective SEC filing dates, or, if amended or superseded by a subsequent filing made prior to the date of this Agreement, as of the date of the last such amendment or superseding filing prior to the date of this Agreement, the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act and the Sarbanes-Oxley Act of 2002, as the case may be, and the applicable rules and regulations promulgated thereunder, each as in effect on the date of any such filing. As of the time of filing with the SEC (or, if amended prior to the date of this Agreement, as of the date of such amendment), none of the SEC Reports so filed contained, when filed, any untrue statement of a material fact or omitted to state any material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that the information in such SEC Reports has been amended or superseded by a later SEC Report filed prior to the date of this Agreement. As of the date hereof, (i) there are no outstanding or unresolved comments in comment letters received from the SEC or its staff and (ii) none of the subsidiaries of the Company is subject to the reporting requirements of Section 13a or 15d of the Exchange Act. Since the Applicable Date, the Company has been in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the New York Stock Exchange.
(b)   The audited consolidated financial statements of the Company (including all notes thereto) included in the Company’s Annual Report on Form 10-K filed with the SEC since the Applicable Date complied as to form at the time they were filed in all material respects with the applicable accounting requirements and the rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries and Affiliated Entities at the respective dates thereof  (taking into account the notes thereto) and the consolidated statements of operations, cash flows and stockholders’ equity for the periods indicated. The unaudited consolidated financial statements of the Company and its subsidiaries and Affiliated Entities (including any related notes thereto) for all interim periods included in the Company’s quarterly reports on Form 10-Q filed with the SEC since the Applicable Date and included in the SEC Reports complied as to form at the time they were filed in all material respects with the applicable accounting requirements and the rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and except for the absence of footnote disclosures and normal year-end adjustments as permitted by GAAP) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries and Affiliated Entities at of the respective dates thereof  (taking into account the notes thereto) and the consolidated statements of operations and cash flows for the periods indicated (subject to normal year-end adjustments as permitted by GAAP). There are no unconsolidated subsidiaries of the Company within the meaning of GAAP.
(c)   The Company has established and maintains, and at all times since the Applicable Date has maintained, disclosure controls and procedures and internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rules 13a-15 and 15d-15 of the Exchange Act. Such disclosure controls and procedures are effective to ensure that material information required to be disclosed by the Company is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC and other public disclosure documents. Based on the Company’s management’s most recently completed evaluation of the Company’s internal control over financial reporting, the Company has not identified (i) any material weakness or significant deficiency in the design or operation of its internal control over financial reporting which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(d)   Except (i) as disclosed, reflected, accrued or reserved against in the financial statements (including all notes thereto) of the Company contained in the Company’s quarterly report on Form 10-Q for the period ended June 30, 2016; (ii) for liabilities or obligations incurred in the ordinary course of business since June 30, 2016; (iii) for liabilities or obligations which have been discharged or paid in full prior to the date of this Agreement, (iv) for liabilities or obligations expressly contemplated by this Agreement and (v) for liabilities or obligations that would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its subsidiaries or Affiliated Entities has any liabilities or obligations of a nature required by GAAP to be reflected in a consolidated balance sheet or disclosed in the notes thereto. Neither the Company nor any of its subsidiaries or Affiliated Entities is a party to, or has any commitment to become a party to, any “off balance sheet arrangement” within the meaning of Item 303 of Regulation S-K promulgated under the Securities Act.
SECTION 3.8   Contracts.
(a)   Except (i) for this Agreement, (ii) for the Contracts filed no less than two Business Days prior to the date hereof as exhibits to the SEC Reports, (iii) for the Company Plans and (iv) as set forth in Section 3.8(a) of the Company Disclosure Letter, as of the date hereof, neither the Company nor any of its subsidiaries or Affiliated Entities is party to or bound by any note, bond, mortgage, indenture, contract, agreement, lease, license, permit or other instrument (each, a “Contract”) that:
(i)   contains covenants binding upon the Company or any of its subsidiaries or Affiliated Entities that materially restrict the ability of the Company or any of its subsidiaries or Affiliated Entities to engage in any business or compete in any business or with any Person or operate in any geographic area, that in each case are material to the Company or any of its subsidiaries or Affiliated Entities taken as a whole;
(ii)   other than with respect to any partnership that is wholly owned by the Company or any of its wholly owned subsidiaries or its Affiliated Entities, is a joint venture, partnership, limited liability company or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership, joint venture or other similar arrangement, in each case, that is material to the business of the Company and its subsidiaries and Affiliated Entities, taken as a whole;
(iii)   is an indenture, credit agreement, loan agreement, security agreement, guarantee, bond, mortgage or similar Contract pursuant to which any indebtedness of the Company or any of its subsidiaries or Affiliated Entities, in each case in excess of  $10,000,000, is outstanding or secured, other than any such Contract between or among any of the Company and any of its wholly owned subsidiaries or its Affiliated Entities;
(iv)   prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of its subsidiaries or Affiliated Entities or prohibits the pledging of the capital stock of the Company or any subsidiary or Affiliated Entity of the Company;
(v)   is with the 10 largest suppliers and vendors of the Company (as determined by total payments in the prior fiscal year);
(vi)   has resulted in payments to the Company or any of its subsidiaries or Affiliated Entities of more than $4,000,000 in the aggregate for the prior fiscal year;
(vii)   with respect to any acquisition and divestiture of assets or capital stock or other equity interests (2) pursuant to which the Company or any of its subsidiaries or Affiliated Entities has continuing indemnification, guarantee, “earn-out” or other contingent payment obligations;
(viii)   is a settlement, conciliation, or similar Contract with any Governmental Entity pursuant to which the Company, any of its subsidiaries or any of its Affiliated Entities has continuing obligations that materially restricts the operations of the Company, or such subsidiary or Affiliated Entity party thereto or involving the payment of more than $2,000,000 after the date of this Agreement;
(ix)   is a collective bargaining or other Contract with any labor union, works council, or other labor organization;

(x)   requires the Company or any of its subsidiaries or Affiliated Entities, directly or indirectly, to make any advance, loan, extension of credit or capital contribution to, or other investment in, any Person (other than the Company or any of its wholly owned subsidiaries) in any such case which is in excess of  $500,000;
(xi)   (i) contains “most favored nation” pricing provisions from the Company or any of its subsidiaries or its Affiliated Entities in favor of or (ii) grants exclusive rights, rights of first refusal, rights of first negotiation or offer or similar rights to any customer where the annual payments to the Company or such subsidiary or Affiliated Entity are in excess of  $5,000,000 for the prior fiscal year;
(xii)   is between the Company or any of its subsidiaries or Affiliated Entities, on the one hand, and any director or officer of the Company or any of its subsidiaries or Affiliated Entities or any Person beneficially owning five percent or more of the outstanding Shares, on the other hand, except for any Company Plan;
(xiii)   requires or permits the Company or any of its subsidiaries or Affiliated Entities, or any successor to, or acquirer of the Company or any of its subsidiaries or Affiliated Entities, to make any payment to another person as a result of a change of control of such party or gives another Person a right to receive or elect to receive such a payment; or
(xiv)   is a Contract relating to Intellectual Property that is material to the Company and its subsidiaries and Affiliated Entities taken as a whole, excluding (i) Contracts for commercially available, off-the-shelf software involving payments of less than $500,000 in the aggregate and (ii) non-exclusive licenses in the ordinary course of business consistent with past practices.
Each Contract required to be set forth in Section 3.8(a) of the Company Disclosure Letter or filed (or which is required to be filed) as an exhibit to the SEC Reports as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act (in each case, excluding any Company Plan), is referred to herein as a “Material Contract”.
(b)   Each of the Material Contracts is valid and binding on the Company and each of its subsidiaries and Affiliated Entities party thereto and, to the knowledge of the Company, each other party thereto, and is in full force and effect and enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception, except (i) to the extent that any Material Contract expires or terminates in accordance with its terms, and (ii) for such failures to be valid and binding or to be in full force and effect that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (x) neither the Company nor, to the knowledge of the Company, any of its subsidiaries or Affiliated Entities has received written notice from any other party to a Material Contract that such other party intends to terminate, not renew, or renegotiate in any material respects the terms of any such Material Contract (except in accordance with the terms thereof) and (y) there is no breach or default under any Material Contract by the Company or any of its subsidiaries or Affiliated Entities and no event or condition has occurred that constitutes, or, with or without the lapse of time or the giving of notice or both, would constitute, a default thereunder by the Company or any of its subsidiaries or Affiliated Entities or, to the knowledge of the Company, any other party thereto. Correct and complete copies of each Material Contract have been made available to Parent.
SECTION 3.9   Absence of Certain Changes or Events. (a) Since June 30, 2016 through the date of this Agreement, except as contemplated by this Agreement, the Company and its subsidiaries and Affiliated Entities have not taken or agreed to take any action that, if taken after the date hereof, would require the consent of Parent pursuant to the terms of Section 5.1(b)(i), (ii), (v), (xi), (xiii), (xiv), (xviii) or, solely with respect to the foregoing clauses, (xix) hereof and (b) since December 31, 2015 there has not occurred any event, development, change, effect or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
SECTION 3.10   Absence of Litigation. There are no suits, claims, charges, actions, proceedings, audits, investigations or arbitrations (each, an “Action”) pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or Affiliated Entities or any of their respective assets or properties, other than any such Action that would not reasonably be expected to (i) have, individually or in the aggregate, a Material Adverse Effect or (ii) prevent or materially delay the consummation by the Company of the transactions contemplated by this Agreement. Neither the Company nor any of its subsidiaries or Affiliated Entities or any of their respective properties or assets is or are subject to any order, writ, judgment, injunction, decree or award except for those that would not reasonably be expected, individually or in the aggregate, (A) to have a Material Adverse Effect or (B) to prevent or materially delay the consummation by the Company of the transactions contemplated by this Agreement.
SECTION 3.11   Employee Benefit Plans.
(a)   Section 3.11(a) of the Company Disclosure Letter contains a true and complete list, as of the date of this Agreement, of each material “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA), and each other material benefit plan, policy, program, Contract or arrangement providing compensation or benefits (i) to any current or former director, officer, employee or individual service provider (collectively, the “Company Employees”), including bonus plans, employment, severance, fringe benefits, change in control, incentive equity or equity-based compensation, or deferred compensation arrangements, or (ii) that is contributed to, sponsored or maintained by the Company or any of its subsidiaries or Affiliated Entities, or with respect to which the Company or any of its subsidiaries or Affiliated Entities has any current or contingent obligation or liability, other than a plan, policy, program, or arrangement which is required to be maintained by applicable Law (such plans, programs, policies, agreements and arrangements, collectively “Company Plans”).
(b)   With respect to each Company Plan set forth on Section 3.11(a) of the Company Disclosure Letter, the Company has made available to Parent a true and complete copy thereof to the extent in writing and, to the extent applicable, (i) any related trust agreement or other funding instrument, (ii) the most recent determination letter, if any, received from the Internal Revenue Service (the “IRS”), (iii) the most recent summary plan description, if any, for each Company Plan, and (iv) for the most recent year (A) the Form 5500 and attached schedules, (B) audited financial statements and (C) actuarial valuation reports, if any.
(c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Company Plan has been established, funded and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the “Code”), and other applicable Laws, rules and regulations, (ii) there has been no “prohibited transaction” (as described in Section 406 of ERISA or Section 4975 of the Code) or any breach of fiduciary duty (as determined under ERISA) with respect to any Company Plan, (iii) with respect to each Company Plan, as of the date of this Agreement, no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the knowledge of the Company, threatened and (iv) neither the Company nor any of its Subsidiaries or its Affiliated Entities has incurred any Tax, penalty or other liability that may be imposed under COBRA or the ACA. Each Company Plan which is intended to be qualified under Section 401(a) of the Code has received a current determination letter to that effect from the IRS and, to the knowledge of the Company, no circumstances exist which would reasonably be expected to adversely affect such qualification.
(d)   Except as set forth in Section 3.11(d) of the Company Disclosure Letter, no Company Plan provides for post-employment or retiree health benefits, except to the extent required by Part 6 of Subtitle B of Title I of ERISA or Section 4980B of the Code, or similar Laws (“COBRA”) for which the covered Person pays the full cost of coverage.
(e)   Except as set forth in Section 3.11(e) of the Company Disclosure Letter, no Company Plan is a plan that is or was subject to Section 302 or Title IV of ERISA or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) or Section 4001(a)(3) of ERISA. Neither the Company nor any of its subsidiaries or Affiliated Entities has any current or contingent liability or obligation by reason of at any time being considered a single employer under Section 414 of the Code with any other Person.
(f)   Except as set forth in Section 3.11(f) of the Company Disclosure Letter, the consummation of the transactions contemplated by this Agreement (alone or in conjunction with any other event, including any termination of employment) will not (i) accelerate the time of payment, vesting, or funding, or increase the amount of compensation or benefit due to or create an entitlement to compensation or benefits for any such Company Employee under any Company Plan, (ii) result in any breach or violation of or default under, or limit the Company’s right to amend, modify or terminate, any Company Plan or (iii) result in any payments or benefits which could not be deductible under Section 280G of the Code or subject to the excise tax under Section 4999 of the Code. Except as set forth in Section 3.11(f) of the Company Disclosure Letter, no Company Employee is entitled to any gross-up, make-whole or other additional payment from the Company or any of its subsidiaries in respect of any taxes imposed under Section 4999 or 409A of the Code or interest or penalty related thereto.
SECTION 3.12   Labor and Employment Matters. Except as set forth in Section 3.12 of the Company Disclosure Letter, neither the Company nor any subsidiary or Affiliated Entity is a party to or bound by any collective bargaining agreement or other Contract with any labor union, works council, or other labor organization or other representative of any Company Employees, nor is any such agreement being negotiated by the Company. There are no material strikes, work stoppages, slowdowns, lockouts or similar material labor disputes pending or, to the knowledge of the Company, threatened in writing against or affecting the Company or any of its subsidiaries or Affiliated Entities. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there are no (a) unfair labor practice complaints pending against the Company or any subsidiary or Affiliated Entity before the National Labor Relations Board or any other labor relations tribunal or authority, (b) to the knowledge of the Company, union organizing efforts regarding any Company Employees, or (c) liabilities or obligations under the Worker Adjustment and Retraining Notification Act and the regulations promulgated thereunder or any similar state or local Law that remain unsatisfied. There are no pending or, to the knowledge of the Company, threatened Actions relating to Company Employees or employment practices, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and its subsidiaries and the Affiliated Entities are in compliance with all applicable laws relating to the classification of employees as exempt or non-exempt from overtime pay requirements and the proper classification of individuals as non-employee contractors or consultants, except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.
SECTION 3.13   Insurance. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all insurance policies (including any self-insurance or “fronting” insurance programs maintained by the Company) of the Company and its subsidiaries and Affiliated Entities which are material to the Company and its subsidiaries and Affiliated Entities, individually or taken as a whole, (a) are in full force and effect and provide insurance in such amounts and against such risks as is sufficient to comply with applicable Law and as is customary in all material respects in the industries in which the Company and its subsidiaries and Affiliated Entities operate and (b) all premiums due with respect to such insurance policies have been paid in accordance with the terms thereof.
SECTION 3.14   Properties. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company or a subsidiary or Affiliated Entity of the Company owns and has good and valid fee simple title to, or holds valid rights to lease or otherwise use, all items of real and personal property that are material to the business of the Company and its subsidiaries and Affiliated Entities, taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects, and imperfections of title (“Liens”) (except in all cases for (A) statutory liens securing payments not yet due and payable, including liens of lessors pursuant to the terms of any lease, (B) such imperfections or irregularities of title, Liens, charges, easements, covenants and other restrictions or encumbrances as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties as currently conducted; easements, rights of way or other similar matters or restrictions or exclusions which would be shown by a current title report or other similar report; and any condition or other matter, if any, that may be shown or disclosed by a current and accurate survey or physical inspection of the real property, (C) encumbrances for current Taxes or other governmental charges not yet delinquent or for Taxes that are being contested in good faith by appropriate proceeding and for which adequate reserves have been provided in accordance with GAAP, (D) pledges or deposits made in the ordinary course of business consistent with past practices to secure obligations under workers’ compensation, unemployment insurance, social security, retirement and similar Laws or similar legislation or to secure public or statutory obligations, (E) mechanics’, carriers’, workmen’s, repairmen’s or other like encumbrances arising or incurred in the ordinary course of business consistent with past practices for amounts which are not yet past due) and (F) mortgages, liens, deeds of trust, security interests or other encumbrances related to indebtedness reflected on the consolidated financial statements of the Company (items in clauses (A) through (F) referred to herein as “Permitted Liens”); provided that no representation is made under this Section 3.14 with respect to any Intellectual Property.
SECTION 3.15   Tax Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:
(a)   The Company and each of its subsidiaries and Affiliated Entities (A) have timely filed (taking into account any extension of time within which to file) all Tax Returns (as defined below) required to be filed by any of them and all such filed Tax Returns are complete and accurate in all material respects; (B) have timely paid all Taxes (as defined below) whether or not shown as due on such filed Tax Returns and have withheld all amounts of Taxes required to be withheld from amounts owing to any employee, creditor, equity holder, or other third party; and (C) have not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.
(b)   No Tax audits, examinations, investigations or other proceedings with respect to the Company or any of its subsidiaries or Affiliated Entities are currently pending and neither the Company nor any of its subsidiaries or Affiliated Entities have received notice of an upcoming audit, examination, investigation or other proceeding.
(c)   There are no Liens on any of the assets of the Company or any subsidiary or Affiliated Entity that arose in connection with any failure (or alleged failure) to pay any Tax, other than for Taxes that are not yet due and payable or for Taxes that are being contested in good faith by appropriate proceeding and for which adequate reserves have been provided in accordance with GAAP.
(d)   Neither the Company nor any of its subsidiaries or Affiliated Entities has participated in any “listed transactions” within the meaning of Treasury Regulations Section 1.6011-4.
(e)   Neither the Company nor any of its subsidiaries or Affiliated Entities (A) has any liability for the Taxes of any Person (other than the Company or its subsidiaries or Affiliated Entities) under Treasury Regulations Section 1.1502-6 or any similar provision of state, local or foreign Law, (B) is a party to or bound by any material Tax sharing agreement, Tax allocation agreement or Tax indemnity agreement (other than any other customary commercial agreements or Contracts not primarily related to Tax or any agreement among or between only the Company and/or any of its subsidiaries or Affiliated Entities) or (C) has been either a “distributing corporation” or a “controlled corporation” in a transaction intended to be governed by Section 355 or Section 361 of the Code in the two-year period ending on the date of this Agreement.
(f)   No written claim has been made by a Governmental Entity in a jurisdiction where the Company or any of its subsidiaries or Affiliated Entities does not file Tax Returns such that it is or may be subject to taxation by, or required to file any Tax Return in, that jurisdiction.
(g)   This Section 3.15 and Sections 3.7, 3.9 and 3.11 contain the sole and exclusive representations and warranties of the Company with respect to Taxes and Tax matters.
(h)   For purposes of this Agreement:
(i)   “Taxes” means all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, license, production, value added, occupancy and other taxes, duties or other like assessments of any nature whatsoever imposed by any Governmental Entity, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions; and
(ii)   “Tax Return” means all returns and reports (including any elections, disclosures, information returns and attached schedules) filed or required to be filed with a Tax authority, including any information return, claim for refund, amended return or declaration of estimated Tax.
SECTION 3.16   Proxy Statement. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the proxy statement to be sent to the stockholders of the Company in connection with the Stockholders Meeting (such proxy statement, as amended or supplemented, including the letter to stockholders, notice of meeting and form of proxy the “Proxy Statement”) will, on the date it (and any amendment or supplement thereto) is first filed with the SEC, or at the time it is first mailed to the stockholders of the Company or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not false or misleading. The Proxy Statement will, at the time of the Stockholders Meeting, comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any statement made in the Proxy Statement based on information supplied by or on behalf of Parent or Merger Sub or any of their respective Representatives which is contained or incorporated by reference in the Proxy Statement.
SECTION 3.17   Intellectual Property/Security. Section 3.17 of the Company Disclosure Letter contains a true and complete list, as of the date of this Agreement, of all issued, registered and applied-for Intellectual Property owned by the Company and its subsidiaries and Affiliated Entities (collectively, the “Registered Intellectual Property”). Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) the Company and its subsidiaries and Affiliated Entities exclusively own all Registered Intellectual Property, free and clear of all Liens except Permitted Liens, and own or have the right to use all Intellectual Property used in or reasonably necessary to conduct their businesses as currently conducted; (b) the Company and its subsidiaries’ and Affiliated Entities’ have not infringed, diluted, misappropriated, or otherwise violated, and the current conduct of their businesses, does not infringe, dilute, misappropriate or otherwise violate the Intellectual Property of any third party and, to the knowledge of the Company, the material Intellectual Property of the Company and its subsidiaries and Affiliated Entities has not been infringed, diluted, misappropriated or otherwise violated, and is not being infringed, diluted, misappropriated or otherwise violated by any third party; (c) the Intellectual Property owned by the Company and its subsidiaries and Affiliated Entities is not subject to any outstanding settlement or order restricting the use, registration, ownership or disposition thereof; (d) the Company and its subsidiaries and Affiliated Entities take reasonable efforts to protect and maintain (i) their Intellectual Property, trade secrets and confidential information and (ii) the integrity, continuous operation and security of their material software, networks and systems (such software, networks and systems, collectively, the “Company Systems”), and there have been no material breaches, outages or violations of same, or any unauthorized access to any personal information in the Company’s or its subsidiaries’ or Affiliated Entities’ possession or under its or their control; (e) the Company Systems are sufficient for the operation of the Company’s and its subsidiaries’ and Affiliated Entities’ businesses as currently conducted; (f) the material Intellectual Property registrations and applications owned by the Company and its subsidiaries and Affiliated Entities are subsisting and unexpired and, to the knowledge of the Company, are valid and enforceable; (g) the Company and its subsidiaries and Affiliated Entities are not, and have not since January 1, 2014 been, a party to any Action, and to the knowledge of the Company, no Action is threatened in writing (including “cease and desist” letters and requests to take a patent license) against any of them, in each case, that relates to Intellectual Property; and (h) the Company and its subsidiaries and Affiliated Entities are, and have been since January 1, 2014, in compliance, in all material respects with their internal and posted policies with respect to privacy, personal information, data and system security, all applicable privacy and data security Laws and the Payment Card Industry Data Security Standards, and no demands or notices have been received by, and no Actions have been made (or to the knowledge of the Company threatened) against, the Company and its subsidiaries and Affiliated Entities alleging a violation of same, and, to the knowledge of the Company, none of the Company or its subsidiaries or Affiliated Entities have been subject to any audits, proceedings or investigations with regard to same.
For purposes of this Agreement, “Intellectual Property” means all (i) patents, inventions, processes, methods, copyrights, trademarks, service marks, domain names, corporate names, logos, social media names, trade dress and the goodwill of the business symbolized thereby, know-how and trade secrets; (ii) registrations, applications, divisions, continuations, continuations-in-part, re-examinations, re-issues, divisions, renewals and foreign counterparts related to the foregoing; and (iii) all other intellectual property or proprietary rights of any kind or nature.

SECTION 3.18   Environmental Matters.
(a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) neither the Company nor any of its subsidiaries or Affiliated Entities has for the past five (5) years been or is in violation of any applicable Environmental Law; (ii) each of the Company and its subsidiaries and Affiliated Entities has all permits, authorizations and approvals required under any applicable Environmental Laws for the operation of its respective businesses as currently conducted, and is in compliance with the requirements of such permits, authorizations and approvals; (iii) neither the Company nor any of its subsidiaries or Affiliated Entities has received written notice of any actual or alleged violation of or liability or potential liability (contingent or otherwise) under any Environmental Law, including any pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings regarding any Environmental Law against the Company or any of its subsidiaries or Affiliated Entities; (iv) there are no events or circumstances that would result in (A) an order from any Governmental Entity for clean up or remediation of Hazardous Materials, or (B) an action, suit or proceeding by any private party or Governmental Entity under any applicable Environmental Laws, in either case (A) or (B) against the Company or any of its subsidiaries or Affiliated Entities; and (v) neither the Company nor any of its subsidiaries or Affiliated Entities has any liability (contingent or otherwise) under any Environmental Law with respect to any manufacture, distribution, disposal or release of, contamination by, or exposure of any Person to, any Hazardous Materials.
(b)   For purposes of this Agreement, the following terms shall have the meanings assigned below:
“Environmental Laws” shall mean Laws regarding public or worker health and safety, pollution or protection of the environment, including those relating to the release or threatened release of Hazardous Materials or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.
“Hazardous Materials” shall mean any substance, material or waste defined as a hazardous or toxic substance, material or waste or as a pollutant or contaminant, or words of similar meaning, or as to which liability or standards of conduct are imposed, by any applicable Environmental Law.
SECTION 3.19   Opinion of Financial Advisor. Goldman, Sachs & Co. (the “Financial Advisor”) rendered its oral opinion to the Board of Directors of the Company to be subsequently confirmed by delivery of a written opinion, dated as of the date of this Agreement, to the effect that, as of such date, and based upon and subject to the factors and assumptions set forth in the Financial Advisor’s written opinion, the Per Share Merger Consideration to be paid to the holders (other than Parent and its Affiliates) of the Common Stock pursuant to this Agreement is fair from a financial point of view to such holders. A signed, correct and complete copy of such opinion will promptly be made available to Parent, for informational purposes only, following receipt thereof by the Company.
SECTION 3.20   Brokers. No broker, finder or investment banker (other than the Financial Advisor and Citigroup Global Markets Inc.) is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of the Company or any of its subsidiaries. There are no “poison pills”, “stockholder rights plans” or similar Contracts to which the Company is a party with respect to any shares of capital stock of the Company.
SECTION 3.21   Takeover Statutes. Assuming the accuracy of the representations and warranties contained in Section 4.10, no “fair price”, “moratorium”, “control share acquisition” or other similar antitakeover statute or regulation enacted under state or federal Laws in the United States applicable to the Company or its subsidiaries or Affiliated Entities, or similar provisions under the organizational documents of the Company and its subsidiaries, is applicable to this Agreement or the transactions contemplated hereby, including the Merger.
SECTION 3.22   Healthcare Regulatory Matters.
(a)   The Company and its subsidiaries and Affiliated Entities (x) are, and since the Applicable Date have been, in compliance with all health care Laws to the extent applicable to the operations, activities or services of the Company and its subsidiaries and Affiliated Entities, including all Laws relating to:

(i) physician licensure; (ii) the corporate practice of medicine or corporate practice of nursing; (iii) physician fee-splitting; (iv) the licensure, certification, qualification or authority to transact business in connection with the provision of, payment for, or arrangement of, health benefits or health insurance, including Laws that regulate managed care, third-party payors and persons bearing the financial risk for the provision or arrangement of health care services and, without limiting the generality of the foregoing, Laws relating to the Company’s and its subsidiaries’ and Affiliated Entities’ participation in any federally funded or other healthcare programs; (v) the solicitation or acceptance of improper incentives involving persons operating in the health care industry, including Laws prohibiting or regulating fraud and abuse, patient referrals or incentives for healthcare providers generally or under the following statutes: the Federal anti-kickback Law (42 U.S.C. § 1320a-7b) and the regulations promulgated thereunder as well as any comparable state laws, the Stark Law (42 U.S.C. § 1395nn) and the regulations promulgated thereunder, the Federal False Claims Act (31 U.S.C. §§ 3729, et seq.) and any comparable state laws, the Federal Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the Federal Program Fraud Civil Remedies Act (31 U.S.C. § 3801 et seq.), the federal law regarding reporting and returning overpayments, and the regulations promulgated thereunder, including 42 C.F.R. §401.305, and the Federal Health Care Fraud Law (18 U.S.C. § 1347); (vi) the administration of health care claims or benefits or processing or payment for health care services, treatment or supplies furnished by healthcare providers, including third-party administrators, utilization review agents and persons performing quality assurance, credentialing or coordination of benefits; (vii) billings to insurance companies, health maintenance organizations and other managed care plans, claims for reimbursement or otherwise related to insurance fraud and abuse; (viii) the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended; (ix) any Laws governing the privacy, security, integrity, accuracy, collection, use, transmission, storage or other protection of information about or belonging to actual or prospective participants in the Company’s programs, including the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d-1329d-8) (“HIPAA”) as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. § 3000 et seq.; Pub. Law 111-5, Division A Title XIII and Division B, Title IV) and implementing regulations contained in 45 CFR Parts 160, 162 and 164 as amended by the HIPAA Omnibus Rule, and any comparable state Laws; (x) any state health maintenance organization Laws (including Laws relating to Medicaid and Medicare programs) pursuant to which any of the Company or its subsidiaries or Affiliated Entities is required to be licensed or authorized to transact business and (xi) the Patient Protection and Affordable Care Act (Pub. L. 111-148) as amended by the Health Care and Education Reconciliation Act of 2010 (Pub. L. 111-152) and the regulations promulgated thereunder, collectively referred to as the Affordable Care Act or the “ACA,” including Laws relating to the state and federal exchanges as authorized by Section 1311 of the ACA; (collectively, “Health Care Laws” ), (y) have not, since the Applicable Date, engaged in any activities or conduct for which debarment or exclusion from programs funded in whole or in part by a Governmental Entity has been threatened or imposed and (z) have not, since the Applicable Date, received any notice from any Governmental Entity or any of its agents or contractors other than in the ordinary course of business alleging any non-compliance with such Health Care Laws, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   Except set forth on Section 3.22(b) of the Company Disclosure Letter or as would not reasonably be expected to (x) have, individually or in the aggregate, a Material Adverse Effect or (y) prevent or materially delay the consummation by the Company of the transactions contemplated by this Agreement, (i) there is no proceeding or action pending or, to the knowledge of Company, threatened, alleging noncompliance with, or otherwise involving, any Health Care Laws against the Company or any of its subsidiaries or Affiliated Entities; and (ii) neither the Company nor any of its subsidiaries or Affiliated Entities has received any material pattern of written complaints from any of their employees, independent contractors, vendors or physicians that the Company or any of its subsidiaries or Affiliated Entities has violated any Health Care Law applicable to the business of the Company, its subsidiaries or its Affiliated Entities.
(c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company, its subsidiaries and its Affiliated Entities (A) have not received any notice of denial of payment, recoupment, or overpayment, set-off, penalty or fine from any federally funded health care program, or any other third-party payor, with respect to the services provided by the Company, its subsidiaries or its Affiliated Entities prior to the Closing (collectively, “Recoupment Claims”) other than notices of a non-material nature received in the ordinary course of business and applicable to isolated individual claims and (B) do not have outstanding overpayments or refunds due to a federally funded health care programs or any other third-party payor or patient in excess of  $10,000,000 in the aggregate.
(d)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its subsidiaries and Affiliated Entities have implemented compliance programs, including policies and procedures, reasonably designed to cause the Company and its subsidiaries and Affiliated Entities to be in compliance with, to the extent applicable, all Health Care Laws.
(e)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the Company and its subsidiaries and Affiliated Entities meet all requirements for participation, claims submission and payment of the federally funded healthcare programs and other third party payment programs. Except as where it would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of the Company and its subsidiaries and Affiliated Entities, is currently or has been excluded from participation in any such program or has failed to file (excluding where the Company or any of its subsidiaries or Affiliated Entities has made such filing following receipt of notice of a failure to timely file) any report, statement, document, registration or other filing required to be filed under applicable Health Care Laws.
(f)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect to the extent required by applicable Health Care Laws, since the Applicable Date, the Company and its subsidiaries and Affiliated Entities have (i) verified that all of their respective directors, officers, employees and independent contractors providing clinical services have valid and current licenses, permits, and credentials, including valid Medicare enrollments and reassignments of benefits, as applicable, to the appropriate billing party, (ii) conducted criminal background checks on all applicable employees and independent contractors, and (iii) monthly screened all officers, employees and independent contractors under the updates to the HHS/OIG List of Excluded Individuals/Entities, and annually screened all officers, employees and independent contractors against the entire HHS/OIG List of Excluded Individuals/Entities.
SECTION 3.23   Government Contracts. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Applicable Date, the Company, its subsidiaries and Affiliated Entities have established and maintain adequate internal controls for compliance with each of their Government Contracts and, since the Applicable Date, all invoices submitted in connection with any Government Contract were current, accurate and complete in all material respects upon submission. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Applicable Date, neither the Company nor any of its subsidiaries or Affiliated Entities has (i) been suspended or debarred from Government Contracts by any Governmental Entity; (ii) been audited or investigated by any Governmental Entity with respect to any Government Contract; (iii) conducted or initiated any internal investigation or made a voluntary or mandatory disclosure to any Governmental Entity with respect to any irregularity, misstatement or omission arising under or relating to a Government Contract; (iv) received from any Governmental Entity any notice of breach, cure, show cause or default with respect to any Government Contract; or (v) had any Government Contract terminated by any Governmental Entity for default or failure to perform.
SECTION 3.24   No Other Representations or Warranties. Except for the representations and warranties contained in this ARTICLE III and in any certificate delivered in connection with this Agreement, neither the Company nor any other Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or with respect to any other information provided to Parent or Merger Sub.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF
PARENT AND MERGER SUB
Parent and Merger Sub each hereby represents and warrants to the Company that, except as set forth on the corresponding sections or subsections of the disclosure letter delivered to the Company by Parent and Merger Sub concurrently with entering into this Agreement (the “Parent Disclosure Letter”), it being acknowledged and agreed that disclosure of any item in any section or subsection of the Parent Disclosure Letter shall also be deemed disclosure with respect to any other section or subsection of this Agreement to which the relevance of such item is reasonably apparent:
SECTION 4.1   Organization. Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or, to the extent such concept is applicable, in such good standing, or to have such power or authority, would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect (as defined below). Parent has made available to the Company prior to the date of this Agreement a complete and correct copy of the certificates of incorporation and bylaws of Parent and Merger Sub, each as amended to the date of this Agreement, and each as so delivered is in full force and effect as of the date hereof.
SECTION 4.2   Authority. Each of Parent and Merger Sub has all requisite corporate power and authority, and has taken all corporate or other action necessary, in order to execute, deliver and perform its obligations under, this Agreement, and to consummate the Merger and the other transactions contemplated hereby. The execution, delivery and performance of this Agreement by each of Parent and Merger Sub and the consummation by each of Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or similar action by the Boards of Directors of Parent and Merger Sub and, promptly following the execution of this Agreement, Parent will approve and adopt this Agreement and the transactions contemplated hereby, including the Merger, in its capacity as sole stockholder of Merger Sub, and no other corporate proceedings or stockholder or similar action on the part of Parent or Merger Sub or any of their Affiliates are necessary to authorize this Agreement, to perform their respective obligations hereunder, or to consummate the transactions contemplated hereby (other than the filing with the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL). This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery hereof by the Company, is a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.
SECTION 4.3   No Conflict; Required Filings and Consents.
(a)   The execution, delivery and performance of this Agreement by Parent and Merger Sub do not, and the consummation of the Merger and the other transactions contemplated hereby will not (i) breach, violate or conflict with the certificate of incorporation, bylaws or other governing documents of Parent, the certificate of incorporation or bylaws of Merger Sub or the comparable governing instruments of any of their respective subsidiaries, (ii) assuming that all consents, approvals and authorizations contemplated by clauses (i) through (v) of subsection (b) below have been obtained, and all filings described in such clauses have been made, conflict with, breach or violate any Law applicable to Parent or Merger Sub or by which either of them or any of their respective properties are bound or (iii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would become a default), require a consent or result in the loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, or result in the creation of a Lien (except a Permitted Lien) on any of the material assets of Parent or Merger Sub pursuant to, any Contracts to which Parent or Merger Sub, or any Affiliate thereof, is a party or by which Parent or Merger Sub or any of their Affiliates or its or their respective properties are bound (including any Contract to which an Affiliate of Parent or Merger Sub is a party), except, in the case of clauses (ii) and (iii), for any such conflict, violation, breach, default, loss, right or other occurrence which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)   The execution, delivery and performance of this Agreement by each of Parent and Merger Sub and the consummation of the Merger and the other transactions contemplated hereby by each of Parent and Merger Sub do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity, except for (i) the applicable requirements, if any, of the Exchange Act and the rules and regulations promulgated thereunder and state securities, takeover and “blue sky” laws, (ii) the filing of a premerger notification and report form by Parent and Merger Sub under the HSR Act, (iii) compliance with the applicable requirements of the New York Stock Exchange, (iv) the filing with the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL, and (v) any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
SECTION 4.4   Absence of Litigation. As of the date of this Agreement, there are no Actions pending or, to the knowledge of Parent, threatened against Parent or Merger Sub or any of their respective subsidiaries, other than any such Action that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Neither Parent nor any of its subsidiaries nor any of their respective material properties or assets is or are subject to any order, writ, judgment, injunction, decree or award, except for those that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
SECTION 4.5   Operations and Ownership of Merger Sub. The authorized capital stock of Merger Sub consists solely of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at and immediately prior to the Effective Time will be, owned by Parent. Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and prior to the Effective Time will have engaged in no other business activities and will have no assets, liabilities or obligations of any nature other than (i) as expressly contemplated herein or in any other Transaction Document and (ii) liabilities and obligations incidental to its formation and the maintenance of its existence.
SECTION 4.6   Proxy Statement. None of the information supplied or to be supplied by or on behalf of each of Parent and Merger Sub specifically for inclusion or incorporation by reference in the Proxy Statement will, on the date it (and any amendment or supplement thereto) is first filed with the SEC, or at the time it is first mailed to the stockholders of the Company or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, Parent and Merger Sub make no representation or warranty with respect to any statement made in the Proxy Statement based on information supplied by the Company or any of its Representatives which is contained or incorporated by reference in the Proxy Statement.
SECTION 4.7   Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission for which the Company will be liable prior to the Effective Time in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of Parent or Merger Sub.
SECTION 4.8   Financing. As of the date hereof, Parent has delivered to the Company true, complete and correct copies of  (a) the executed commitment letter, dated as of the date hereof, between Parent and the financial institutions and investors party thereto (including all exhibits, schedules, and annexes thereto, and the executed fee letter associated therewith and referenced therein (except that the fee letter is subject to redactions further described below), as may be amended or modified in accordance with the terms hereof, collectively, the “Debt Financing Commitments”), pursuant to which the lenders thereto have committed, subject to the terms and conditions set forth therein, to lend the amounts set forth therein (the “Debt Financing”) for the purposes of funding the transactions contemplated by this Agreement, and related fees and expenses and the refinancing of certain outstanding indebtedness of the Company specified therein and (b) the executed commitment letter, dated as of the date hereof, among Parent, the Guarantor and the other parties thereto (including all exhibits, schedules and annexes thereto, the “Equity Financing Commitment”, and together with the Debt Financing Commitment, the “Financing Commitments”), pursuant to which the Guarantor has committed, subject to the terms and conditions set forth therein, to invest the cash amount set forth therein (the “Equity Financing”, and together with the Debt Financing, the “Financing”). The Equity Financing Commitment provides that the Company is a third party beneficiary thereof, subject to the terms and conditions set forth therein. None of the Financing Commitments has been amended or modified prior to the date of this Agreement, as of the date of this Agreement no such amendment or modification is contemplated (other than, for the avoidance of doubt, amendment to the Debt Financing Commitments solely to add lenders, lead arrangers, bookrunners, syndication agents or similar entities as parties thereto who had not executed the Debt Financing Commitments as of the date hereof), and as of the date of this Agreement the respective commitments contained in the Financing Commitments have not been withdrawn or rescinded in any respect. Except for fee letters (complete copies of which have been provided to the Company, with only fee amounts, market flex provisions and other customary threshold amounts and “securities demand” related provisions redacted) and customary engagement letters and customary related fee rebate letters in respect of permanent financing in lieu of all or part of the Debt Financing permitted hereby (none of which adversely affect the amount, conditionality, enforceability, termination or availability of the Debt Financing), as of the date hereof there are no side letters or Contracts to which Parent or Merger Sub is a party that imposes conditions, affects the availability of or modifies, amends or expands the conditions to the funding of the Financing or the transactions contemplated hereby other than as expressly set forth in the Financing Commitments delivered to the Company prior to the date hereof. Parent has fully paid any and all commitment fees or other fees in connection with the Financing Commitments that are payable on or prior to the date hereof and Parent will, directly or indirectly, continue to pay in full any such amounts required to be paid as and when they become due and payable on or prior to the Closing Date; provided that any payment due and payable on the Closing Date shall be funded contemporaneously with the Closing and subject to the satisfaction of the other funding conditions in respect of the Financing on the Closing Date. As of the date hereof, the Financing Commitments are in full force and effect with respect to, and are the legal, valid, binding and enforceable obligations of, Parent and Merger Sub, as the case may be, and, to the knowledge of Parent and Merger Sub, each of the other parties thereto. There are no conditions precedent or other contingencies related to the funding of the full amount of the Financing, other than as expressly set forth in the Financing Commitments delivered to the Company prior to the date hereof. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would reasonably be expected to (i) constitute a default or breach on the part of Parent or Merger Sub, (ii) constitute a failure to satisfy a condition precedent on the part of Parent or Merger Sub or (iii) to the knowledge of Parent, result in any portion of the Financing Commitments being unavailable on the Closing Date, assuming the conditions to the Financing are satisfied. As of the date hereof, Parent has no reason to believe that any of the conditions to the Financing contemplated by the Financing Commitments applicable to it will not be satisfied on the Closing Date. Assuming the conditions in Sections 7.1 and 7.2(a) and (b) are satisfied and the Financing is funded in accordance with the Financing Commitments (including any flex provision), Parent and Merger Sub will have on the Closing Date funds sufficient to (i) pay the aggregate Per Share Merger Consideration and the other payments under ARTICLE II, (ii) pay any and all fees and expenses required to be paid by Parent, Merger Sub and the Surviving Corporation in connection with the Merger and the Financing and (iii) pay for any refinancing of any outstanding indebtedness of the Company or its subsidiaries contemplated by this Agreement and the Financing Commitments. Each of Parent and Merger Sub affirms that it is not a condition to the Closing or any of its other obligations under this Agreement that Parent or Merger Sub obtain the Financing or any other financing for or related to any of the transactions contemplated hereby.
SECTION 4.9   Parent Guarantee. Parent has furnished the Company with a true, complete and correct copy of the Parent Guarantee. The Parent Guarantee is in full force and effect. The Parent Guarantee is a (i) legal, valid and binding obligation of the Guarantor and (ii) enforceable in accordance with its respective terms against the Guarantor, subject to the Bankruptcy and Equity Exception. As of the date of this Agreement, there is no default under the Parent Guarantee by the Guarantor, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Guarantor.
SECTION 4.10   Ownership of Shares. As of the date of this Agreement, none of Parent, or Merger Sub or any of their respective subsidiaries beneficially owns (as defined in Rule 13d-3 under the Exchange Act) any Shares or any securities that are convertible into or exchangeable or exercisable for Shares, or holds any rights to acquire or vote any Shares (other than pursuant to this Agreement and the Support Agreement).

SECTION 4.11   Vote/Approval Required. No vote or consent of the holders of any class or series of capital stock of Parent or any of its Affiliates (other than Merger Sub) is necessary to approve this Agreement or the transactions contemplated hereby, including the Merger. The adoption of this Agreement by Parent as the sole stockholder of Merger Sub (which shall have occurred immediately following the execution of this Agreement) is the only vote or consent of the holders of any class or series of capital stock of Merger Sub necessary to approve this Agreement or the transactions contemplated hereby, including the Merger.
SECTION 4.12   Solvency. Assuming that (a) the conditions to the obligation of Parent and Merger Sub to consummate the Merger set forth in Sections 7.1 and 7.2 have been satisfied or waived, (b) the representations and warranties of the Company in ARTICLE III are accurate and complete, (c) the Required Information fairly presents the consolidated financial condition of the Company and its subsidiaries as at the end of the periods covered thereby and the consolidated results of earnings of the Company and its subsidiaries for the periods covered thereby and (d) any financial forecasts of the Company made available to Parent as of the date hereof have been prepared in good faith upon assumptions that were reasonable at such time (it being understood that the Company is not making any representation and warranty with respect thereto as a result of such assumption in this clause (d)), then immediately following the Effective Time and after giving effect to all of the transactions contemplated by this Agreement, including the Financing, the payment of the aggregate consideration to which the stockholders and other equity holders of the Company are entitled under ARTICLE II, funding of any obligations of the Surviving Corporation or its subsidiaries or Affiliated Entities which become due or payable by the Surviving Corporation and its subsidiaries and Affiliated Entities in connection with, or as a result of, the Merger and payment of all related fees and expenses, the Surviving Corporation and each of its subsidiaries and Affiliated Entities, on a consolidated basis, will not: (i) be insolvent (either because its financial condition is such that the sum of its debts, including contingent and other liabilities, is greater than the fair market value of its assets or because the fair saleable value of its assets is less than the amount required to pay its probable liability on its existing debts, including contingent and other liabilities, as they mature); (ii) have unreasonably small capital for the operation of the businesses in which it is engaged or proposed to be engaged; or (iii) have incurred debts, or be expected to incur debts beyond its ability to pay them as they become due.
SECTION 4.13   Certain Arrangements. As of the date of this Agreement, none of Parent, Merger Sub or any of their respective Affiliates or any other Person on behalf of Parent or Merger Sub or their respective Affiliates has entered into any contract, commitment, agreement, instrument, obligation, arrangement, understanding or undertaking, whether written or oral, with any stockholder of the Company or any member of the Company’s management or directors that is related to the transactions contemplated by this Agreement.
SECTION 4.14   No Other Information. Except for the representations and warranties contained in this ARTICLE IV, none of Parent, Merger Sub or any other Person on behalf of Parent or Merger Sub makes any other express or implied representation or warranty with respect to Parent or Merger Sub.
SECTION 4.15   Access to Information; Disclaimer. Parent and Merger Sub each acknowledges and agrees that it (a) has had an opportunity to discuss the business of the Company and its subsidiaries and Affiliated Entities with the management of the Company, (b) has had reasonable access to (i) the books and records of the Company and its subsidiaries and Affiliated Entities and (ii) the documents provided by the Company for purposes of the transactions contemplated by this Agreement, (c) has been afforded the opportunity to ask questions of and receive answers from officers of the Company and (d) has conducted its own independent investigation of the Company and its subsidiaries and Affiliated Entities, their respective businesses and the transactions contemplated hereby, and has not relied on any representation, warranty or other statement by any Person on behalf of the Company or any of its subsidiaries, other than the representations and warranties of the Company contained in ARTICLE III of this Agreement or in any certificate delivered in connection with this Agreement, and that all other representations and warranties are specifically disclaimed. Without limiting the foregoing, except for the representations and warranties set forth in ARTICLE III of this Agreement or in any certificate delivered in connection with this Agreement, each of Parent and Merger Sub further acknowledges and agrees that none of the Company or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives has made any representation or warranty concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding the Company, its subsidiaries or their respective businesses and operations. Each of Parent and Merger Sub hereby acknowledges that there are uncertainties inherent in attempting to develop such estimates, projections, forecasts, business plans and other forward-looking information with which Parent and Merger Sub are familiar, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, business plans and other forward-looking information furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, business plans and other forward-looking information), and that Parent and Merger Sub will have no claim against the Company or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives with respect thereto.
ARTICLE V
CONDUCT OF BUSINESS PENDING THE MERGER
SECTION 5.1   Conduct of Business of the Company Pending the Merger. From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement in accordance with ARTICLE VIII, except as otherwise expressly required or permitted by this Agreement, as set forth in Section 5.1 of the Company Disclosure Letter, as required by applicable Laws or as Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), (a) the Company shall and shall cause its subsidiaries and Affiliated Entities to, conduct its and their respective businesses in the ordinary and usual course of business, and use its and their respective reasonable best efforts to preserve substantially intact its and each of its subsidiaries’ and Affiliated Entities’ business organization and material business relationships (including with Governmental Entities, customers, suppliers, creditors, and lessors), and (b) without limiting the foregoing, the Company shall not and shall cause each of its subsidiaries not to:
(i)   (x) amend, adopt any amendment to or otherwise change its Certificate of Incorporation or Bylaws or other applicable governing instruments, (y) enter into any agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganizational document or (z) adopt any “poison pill” or similar stockholder rights plan;
(ii)   other than in the ordinary course of business consistent with past practices, make any acquisition of  (whether by merger, consolidation or acquisition of stock or substantially all of the assets), or make any investment in any interest in, any business or any corporation, partnership or other business organization or division thereof or any property or assets, in each case, except for (A) purchases of inventory and other assets in the ordinary course of business consistent with past practices or pursuant to existing Contracts in effect as of the date hereof, (B) acquisitions in the ordinary course of business consistent with past practices not to exceed $15,000,000 in the aggregate, or (C) any wholly owned subsidiaries or Affiliated Entities of the Company;
(iii)   issue, sell, grant, authorize, pledge, encumber or dispose of  (or authorize the issuance, sale, grant, authorization, pledge, encumbrance or disposition of), any shares of capital stock, voting securities or other ownership interest, or any options, warrants, convertible securities or other rights of any kind to acquire or receive, or that are convertible into or exchangeable or exercisable for, any shares of capital stock, any voting securities or other ownership interest (including stock appreciation rights, phantom stock or similar instruments), of the Company or any of its subsidiaries (except (a) for the issuance of Shares upon the exercise, vesting or settlement of Options, PSUs, MSUs or Stock Units as required under the terms thereof in effect as of the date hereof that have been made available to Parent, (b) for any issuance, sale or disposition to the Company or a wholly owned subsidiary or Affiliated Entity of the Company by any subsidiary or Affiliated Entity of the Company or (c) the grant of MSUs, PSUs, Options, Stock Units or any other award required to be granted under the terms of the Company Stock Plan in effect as of the date hereof, which has been made available to Parent);
(iv)   reclassify, combine, split, reverse split, consolidate, recapitalize, subdivide, redeem, purchase or otherwise acquire any shares of capital stock or other ownership interests of the Company or any of its subsidiaries or Affiliated Entities (or any warrants, options or other rights to acquire the foregoing) or consummate or authorize any other similar transaction with respect to shares of capital stock or ownership interests of the Company or any of its subsidiaries (or any warrants, options or other rights to acquire the foregoing) (except (a) for the acquisition of Shares tendered by directors or employees in connection with a cashless exercise of Options or in order to pay Taxes in connection with the exercise of Options or (b) for the settlement of any PSUs or Stock Units as required under the terms of the Company Stock Plan as in effect as of the date hereof and made available to Parent;
(v)   except under the Company’s Credit Facility in the ordinary course of business consistent with past practices, create or incur any Lien, other than Permitted Liens, in excess of  $10,000,000 of notional debt in the aggregate on any material assets of the Company or its subsidiaries or Affiliated Entities;
(vi)   make any loans, advances or capital contributions to, or investment in, any Person (other than the Company or any of its wholly owned subsidiaries or Affiliated Entities) not in excess of  $5,000,000 in the aggregate;
(vii)   sell, transfer or otherwise dispose of  (whether by merger, consolidation or disposition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof or otherwise sell, lease, assign, license, transfer, exchange, swap, abandon, grant an easement with respect to, or subject to any Lien (other than Permitted Liens), allow to expire, or dispose of any assets, rights or properties (including Intellectual Property) other than (A) sales, dispositions or licensing of equipment and/or inventory and other assets in the ordinary course of business consistent with past practices and/or pursuant to existing Contracts in effect as of the date hereof, (B) leases or sub-leases, in each case, in the ordinary course of business consistent with past practices or (C) other sales, leases, assignments, licenses, transfers, exchanges, swaps, abandonments, expirations or dispositions of assets, rights or properties to the Company or any wholly owned subsidiary or Affiliated Entity of the Company or of assets, rights or properties with a value of less than $5,000,000 in the aggregate;
(viii)   declare, set aside, establish a record date for, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its or its subsidiaries’ or Affiliated Entities’ capital stock (except for any dividend or distribution by a subsidiary of the Company or Affiliated Entity to the Company or any wholly owned subsidiary or Affiliated Entity of the Company);
(ix)   authorize or make any capital expenditures which are, in the aggregate, in excess of  $2,000,000 other than as set forth in the annual budget made available to Parent (or, with respect to periods following the final period reflected in such annual budget (i.e., Q1 2017 and Q2 2017), similar in nature, type and size to the capital expenditures as set forth in such annual budget for the comparable prior year period (i.e., Q1 2016 and Q2 2016));
(x)   other than (A) in the ordinary course of business consistent with past practices with respect to a Contract that either has a term no longer than one (1) year or can be terminated by the Company without material penalty or other material adverse effect on the Company or its subsidiaries or Affiliated Entities upon notice of ninety (90) days or less or (B) as required by Law, (1) enter into any Contract that would have been a Material Contract if it had been in effect as of the date hereof, (2) extend or renew any Material Contract or any Contract that would have been a Material Contract if it had been in effect as of the date hereof, or (3) otherwise modify, amend, terminate or waive any material rights or obligations under any Material Contract or any Contract that would have been a Material Contract if it had been in effect as of the date hereof;
(xi)   except for borrowings under the Company’s Credit Facility in the ordinary course of business consistent with past practices and except for intercompany loans between the Company and any of its wholly owned subsidiaries or Affiliated Entities or between any wholly owned subsidiaries or Affiliated Entities of the Company, incur, prepay, issue, syndicate, refinance, or otherwise become liable for, indebtedness for borrowed money in excess of  $10,000,000, or modify in any material respect the terms of any such indebtedness for borrowed money, or assume, guarantee or endorse the obligations of any Person (other than a wholly owned subsidiary or Affiliated Entity of the Company), in each case, in excess of $10,000,000, other than (A) indebtedness to fund amounts required to be paid pursuant to acquisitions permitted by or consented to pursuant to Section 5.1(b)(ii) or (B) guarantees incurred in compliance with this Section 5.1 by the Company of indebtedness of subsidiaries of the Company;

(xii)   except as required pursuant to this Agreement or the terms of any Company Plan as in effect on the date hereof and disclosed to Parent, (A) increase the compensation or benefits (including, without limitation, change in control, retention, severance or termination pay) of any of its directors, officers or employees (except base salary or wage increases in the ordinary course of business consistent with past practices with respect to employees who are not directors or executive officers and whose annual compensation is less than $250,000 prior to any such increase, including pursuant to the Company’s regular merit review process), (B) grant any change in control, retention, severance or termination pay to any current or former Company Employee (except as required by applicable Law), (C) establish, adopt, enter into, amend or terminate any Company Plan or any employment, consulting or severance agreement or arrangement with any of its present or former directors, officers or other employees, except for offers of employment or promotions in the ordinary course of business consistent with past practices or in connection with a replacement hiring, in each case, for employees whose annual compensation is less than $250,000, (D) grant any equity or equity-based awards, except as permitted under Section 5.1(b)(iii)(c), (E) loan or advance any money or any other property to any present or former director, officer, or employee of the Company or any subsidiary, (F) allow for the commencement of any new offering periods under either of the ESPPs, (G) hire (other than as an ordinary course non-executive replacement hire) or terminate (other than for cause) any employee with an annual compensation in excess of  $250,000, or (H) take any action to accelerate the vesting, funding or payment of any compensation, or benefits under, any Company Plan;
(xiii)   make any material change in any accounting principles, procedures, policies or practices, except as may be required to conform to changes in applicable Law or GAAP or regulatory requirements with respect thereto;
(xiv)   other than as required by applicable Law or GAAP, (A) make any material change to any method of Tax accounting, (B) make, revoke, or change any material Tax election, (C) surrender any claim for a refund of a material amount of Taxes, (D) enter into any closing agreement with respect to any material Taxes, (E), amend any material income Tax Return, or (F) settle or compromise any material Tax liability;
(xv)   other than as required by applicable Law, enter into any material collective bargaining agreement, recognize or certify any labor union, labor organization, works council or group of employees of the Company or any of its subsidiaries or Affiliated Entities as the bargaining representative for any Company Employees;
(xvi)   change the exempt/nonexempt classification of any group of Company Employees unless required by applicable Laws;
(xvii)   waive, release, settle or compromise any Action, other than settlements or compromises of litigation that do not impose any material non-monetary obligations on the Company or its subsidiaries or Affiliated Entities and where the amount paid does not exceed $2,000,000; or
(xviii)   enter any new line of business outside of its existing business as of the date hereof; or
(xix)   agree, authorize or commit to do or take any of the foregoing actions described in Section 5.1(b)(i) through Section 5.1(b)(xviii).
SECTION 5.2   Conduct of Business of Parent and Merger Sub Pending the Merger. Each of Parent and Merger Sub agrees that, from the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement in accordance with ARTICLE VIII, it shall not take any action (including any action with respect to a third party) that would, or would reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.
SECTION 5.3   No Control of Other Party’s Business. Without in any way limiting any Party’s rights or obligations under this Agreement (including Sections 5.1 and 5.2), nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s or its subsidiaries’ or Affiliated Entities’ operations prior to the Effective Time, and nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct Parent’s or its subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, each of the Company and Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its subsidiaries’ and (in the case of the Company) Affiliated Entities’ respective operations.
ARTICLE VI
ADDITIONAL AGREEMENTS
SECTION 6.1   Acquisition Proposals.
(a)   Notwithstanding anything to the contrary contained in this Agreement, during the period beginning on the date of this Agreement and continuing until 12:01 a.m. (New York time) on the 41st day after the date of this Agreement (the “No-Shop Period Start Date”), the Company and its subsidiaries and Affiliated Entities and their respective directors, officers, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants and other advisors, Affiliates or representatives (collectively, “Representatives”) shall have the right to (i) initiate, solicit, facilitate and encourage any inquiry or the making of any proposal or offer that could constitute an Acquisition Proposal, including by providing information (including non-public information and data) regarding, and affording access to the business, properties, assets, books, records and personnel of, the Company and its subsidiaries and Affiliated Entities to any Person (and its Representatives, including potential financing sources) pursuant to an Acceptable Confidentiality Agreement; provided that the Company shall provide to Parent and Merger Sub any material non-public information or data that is provided to any Person given such access that was not previously made available to Parent or Merger Sub prior to or substantially concurrently with the time it is provided to such Person (and in any event within twenty-four hours), and (ii) engage in, enter into, continue or otherwise participate in any discussions or negotiations with any Persons (and their respective Representatives, including potential financing sources) with respect to any Acquisition Proposals (or inquiries, proposals or offers or other efforts that could lead to an Acquisition Proposal) and cooperate with or assist or participate in or facilitate any such inquiries, proposals, offers, discussions or negotiations or any effort or attempt to make any Acquisition Proposals, including granting a limited waiver, amendment or release under any pre-existing standstill or similar provision to the extent necessary to allow for a confidential Acquisition Proposal or amendment to a confidential Acquisition Proposal to be made to the Company or the Board of Directors of the Company (such limited waiver to include an express acknowledgement by the parties thereto that under no circumstances will such restricted Person(s) be permitted to acquire, directly or indirectly, any securities of the Company or any of its subsidiaries or Affiliated Entities prior to the valid termination of this Agreement in accordance with Section 8.1). No later than one Business Day after the No-Shop Period Start Date, the Company shall (A) notify Parent in writing of the identity of each Person from whom the Company received a written Acquisition Proposal after the execution of this Agreement and prior to the No-Shop Period Start Date, (B) provide Parent a list identifying each Excluded Party as of the No-Shop Period Start Date and (C) provide to Parent (x) a copy of any Acquisition Proposal made in writing and any other written terms or proposals provided (including financing commitments) to the Company or any of its subsidiaries or Affiliated Entities in connection with any Acquisition Proposal and any material modifications thereto and (y) a written summary of the material terms of any Acquisition Proposal not made in writing (including any material terms proposed orally or supplementally and any material modifications thereto).
(b)   Except as expressly permitted by this Section 6.1, including the last sentence of Section 6.1(b), from the No-Shop Period Start Date until the Effective Time or, if earlier, the valid termination of this Agreement in accordance with Section 8.1, the Company shall not, shall cause its subsidiaries and Affiliated Entities not to and shall direct its and their Representatives not to, (i) initiate, solicit or knowingly encourage or knowingly facilitate any inquiries, proposals or offers with respect to, or the making of, or that could reasonably be expected to lead to, any Acquisition Proposal, (ii) enter into, continue or otherwise participate or engage in, knowingly facilitate or knowingly encourage any negotiations or discussions concerning, or that could reasonably be expected to lead to, an Acquisition Proposal or provide access to its properties, books and records or any confidential information or data to, any Person relating to the Company, its subsidiaries and its Affiliated Entities in connection with the foregoing, (iii) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal, (iv) take any action to make the provisions of any Takeover Law or any restrictive provision of any applicable anti-takeover provision in the Certificate of Incorporation or Bylaws inapplicable to any transactions contemplated by any Acquisition Proposal, (v) execute or enter into, any merger agreement, acquisition agreement or other similar definitive agreement for any Acquisition Proposal or (vi) authorize any of, or commit to or agree to do any of the foregoing. Except as it may relate to any Excluded Party (but only for so long as such Person or group of Persons is an Excluded Party), the Company also agrees that immediately following the No-Shop Period Start Date it shall, and shall cause each of its subsidiaries and Affiliated Entities and its and their Representatives to, immediately (1) cease any solicitations, discussions, communications or negotiations with any Person (other than the Parties and their respective Representatives) in connection with an Acquisition Proposal or any potential Acquisition Proposal, and (2) terminate access to any physical or electronic data rooms relating to any potential Acquisition Proposal. Except as it may relate to an Excluded Party (but only for so long as such Person or group of Persons is an Excluded Party), the Company also agrees that following the No-Shop Period Start Date it will promptly (and in any event within two (2) Business Days thereof) deliver a written notice to each such Person to the effect that the Company is ending all solicitations, discussions, communications and negotiations with such Person effective as of the No-Shop Period Start Date which written notice shall also request each Person (other than the Parties and their respective Representatives) that has prior to the date hereof executed a confidentiality agreement in connection with its consideration of acquiring the Company to promptly return or destroy all confidential information furnished to such Person by or on behalf of it or any of its subsidiaries prior to the date hereof. After the No-Shop Period Start Date or, with respect to an Excluded Party, the Cut-Off Date, the Company shall promptly (and in any event within one Business Day after the Company’s knowledge of any such event) notify Parent of the receipt of  (1) any Acquisition Proposal, (2) any inquiry, proposal, offer or request for information with respect to, or that could reasonably be expected to result in, an Acquisition Proposal, or (3) any discussions or negotiations sought to be initiated or continued with the Company, any of its subsidiaries or Affiliated Entities or its or their Representatives concerning an Acquisition Proposal, which notice shall include a summary of the material terms of, and the identity of the Person or group of Persons making, such Acquisition Proposal, inquiry, offer, proposal or request for information and a copy of any Acquisition Proposal, inquiry, offer, proposal or request for information made in writing and a summary of terms and conditions of any Acquisition Proposal, inquiry, offer, proposal or request for information not made in writing. Notwithstanding anything to the contrary herein, the Company may grant a limited waiver, amendment or release under any pre-existing confidentiality or standstill agreement to the extent necessary to allow for a confidential Acquisition Proposal to be made to the Company or the Board of Directors so long as the Company promptly (and in any event within twenty-four (24) thereafter) notifies Parent thereof  (including the identity of such counterparty) after granting any such limited waiver, amendment or release. For the avoidance of doubt, notwithstanding the commencement of the No-Shop Period Start Date, until the date which is ten Business Days after the No-Shop Period Start Date (the “Cut-Off Date”), the Company may continue to engage in the activities described in Section 6.1(a) with any Excluded Party (but only for so long as such Person or group of Persons is an Excluded Party), including with respect to any amended or modified Acquisition Proposal submitted by any Excluded Party following the No-Shop Period Start Date but prior to the Cut-Off Date.
(c)   Notwithstanding anything to the contrary in Section 6.3 or Section 6.1(b), and without limiting Section 6.1(a) and Section 6.1(b), nothing contained in this Agreement shall prevent the Company or its Board of Directors from:
(i)   taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication to stockholders in connection with the making or amendment of a tender offer or exchange offer), making a customary “stop-look-and-listen” communication to the stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communications to the stockholders of the Company) or from making any legally required disclosure to stockholders with regard to the transactions contemplated by this Agreement or an Acquisition Proposal; provided that any public disclosure (other than any “stop, look and listen” statement) by the Company or the Board of Directors of the Company thereof relating to any determination or other action by the Board of Directors of the Company with respect to any Acquisition Proposal shall be deemed to be a Change of Recommendation unless the Board of Directors of the Company expressly publicly reaffirms its Recommendation in such disclosure;
(ii)   prior to obtaining the Company Requisite Vote, (x) contacting and engaging in discussions, negotiations or communications with any Person or group and their respective Representatives who has made an Acquisition Proposal that was not the result of a material breach of Section 6.1(b) and (y) providing access to the Company’s or any of its subsidiaries’ or Affiliated Entities’ properties, books and records and providing information or data in response to a request therefor by a Person who has made a bona fide Acquisition Proposal that was not the result of a material breach of Section 6.1(b) if the Board of Directors of the Company (A) shall have determined in good faith, after consultation with its outside legal counsel and financial advisor, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal, (B) shall have determined in good faith, after consultation with its outside legal counsel, that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law, and (C) has entered into with the Person so requesting such information an executed Acceptable Confidentiality Agreement; provided that the Company shall provide to Parent and Merger Sub any material non-public information or data that is provided to any Person given such access that was not previously made available to Parent or Merger Sub prior to or substantially concurrently with the time it is provided to such Person (and in any event within twenty-four hours);
(iii)   prior to obtaining the Company Requisite Vote, making a Change of Recommendation contemplated by clauses (1) or (2) of the definition thereof, if  (x) an event, fact, development, circumstance or occurrence (but specifically excluding any Acquisition Proposal or Superior Proposal) that materially improves the business, assets, operations or prospects of the Company or its subsidiaries and that was not known and was not reasonably foreseeable (or the implications and effects of which were not fully known and the consequences of which were not reasonably foreseeable to the Board of Directors of the Company as of the date hereof) to the Company or the Board of Directors of the Company as of the date hereof, becomes known to the Company or the Board of Directors of the Company after the date of this Agreement (an “Intervening Event”), (ii) as a result thereof the Board of Directors of the Company determines in good faith, after consultation with its outside legal counsel, that failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law and (iii) the Board of Directors has complied with the requirements set forth in clauses (x), (y) and (z) of the second proviso of Section 6.1(d) as if such requirements in connection with a Change of Recommendation relating to a Superior Proposal related to an Intervening Event; or
(iv)   resolving, authorizing, committing or agreeing to take any of the foregoing actions, to the extent such actions would be permitted by the foregoing clauses (i) through (iii).
(d)   Notwithstanding anything in this Section 6.1 to the contrary, if, at any time prior to obtaining the Company Requisite Vote, the Company’s Board of Directors determines in good faith, after consultation with its financial advisor and outside legal counsel, in response to an unsolicited bona fide Acquisition Proposal that did not otherwise result from a material breach of Section 6.1, that such proposal would, if consummated, result in a Superior Proposal, the Company or its Board of Directors may (1) make a Change of Recommendation or (2) terminate this Agreement pursuant to Section 8.1(d)(ii) to enter into a definitive agreement with respect to such Superior Proposal concurrently with such termination; provided that, concurrently with or prior to such termination, the Company pays to Parent any Company Termination Payment required to be paid pursuant to Section 8.2(b)(i); provided further that the Company will not be entitled to make a Change of Recommendation, terminate this Agreement in accordance with Section 8.1(d)(ii) or enter into any letter of intent, memorandum of understanding or agreement relating to or providing for the consummation of a transaction contemplated by any Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with this Section 6.1) unless (w) the Company has complied in all material respects with this Section 6.1, (x) the Company delivers to Parent a written notice (a “Company Notice”) advising Parent that the Company’s Board of Directors proposes to take such action and containing a copy of the agreement in respect of the Superior Proposal that is the basis of the proposed action of the Board of Directors of the Company (or, if there is no such agreement, a written summary of the material terms and conditions of the Superior Proposal) and the identity of the party making such Superior Proposal), (y) at or after 5:00 p.m., New York City time, on the third Business Day immediately following the day on which the Company delivered a Company Notice (such period from the time a Company Notice is provided until 5:00 p.m. New York City time on the third Business Day immediately following the day on which the Company delivered the Company Notice (it being understood that any material revision, amendment, update or supplement to the terms and conditions of such Superior Proposal shall be deemed to constitute a new Superior Proposal and shall require a new notice but with an additional two Business Days (instead of three Business Day) period from the date of such notice), (any such notice period, the “Notice Period”), the Board of Directors of the Company reaffirms in good faith (after consultation with its outside counsel and financial advisor) that (I) such Acquisition Proposal continues to constitute a Superior Proposal and (II) failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law and (z) if requested by Parent, the Company will, and will cause its subsidiaries, Affiliated Entities and use its reasonable best efforts to cause its and their Representatives to, during the Notice Period, engage in good faith negotiations with Parent and its Representatives to make such adjustments in the terms and conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal.
(e)   For purposes of this Agreement, the following terms shall have the meanings assigned below:
(i)   “Acquisition Proposal” means any proposal or offer from any Person (other than Parent, Merger Sub or their respective Affiliates) relating to (1) any direct or indirect acquisition, license or purchase of a business that constitutes 20% or more of the net revenues, net income or assets of the Company and its subsidiaries and Affiliated Entities, taken as a whole, (2) any direct or indirect acquisition, purchase or issuance of 20% or more of the total voting power of the equity securities of the Company, (3) any tender offer or exchange offer that if consummated would result in any Person beneficially owning 20% or more of the total voting power of the equity securities of the Company, or (4) any merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company (or any subsidiary or Affiliated Entity of the Company whose business constitutes 20% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole); provided that the Merger shall not be deemed a takeover proposal.
(ii)   “Excluded Party” means any Person or group of Persons that includes any Person or group of Persons, from whom the Company or any of its Representatives has received a written Acquisition Proposal after the execution of this Agreement and prior to the No-Shop Period Start Date that the Board of Directors of the Company determines in good faith (such determination to be made no later than one (1) Business Day after the No-Shop Period Start Date and after consultation with its outside legal advisor and financial advisor) constitutes or would be reasonably expected to lead to a Superior Proposal; provided that any Person shall cease to be an Excluded Party if, at any time after the No-Shop Period Start Date, the Acquisition Proposal submitted by such Person is withdrawn or terminated in writing (it being understood that any amendment, modification or replacement of such Acquisition Proposal shall not, in and of itself, be deemed a withdrawal of such Acquisition Proposal).
(iii)   “Superior Proposal” means a bona fide and written Acquisition Proposal involving (A) assets that generate more than 50% of the consolidated total revenues of the Company and its subsidiaries and Affiliated Entities, taken as a whole, (B) assets that constitute more than 50% of the consolidated total assets of the Company and its subsidiaries and Affiliated Entities, taken as a whole, or (C) more than 50% of the total voting power of the equity securities of the Company, in each case, that the Board of Directors of the Company in good faith determines (x) is reasonably likely to be consummated in accordance with its terms and (y) would, if consummated, result in a transaction that is more favorable from a financial point of view to the stockholders of the Company than the transactions contemplated hereby, in each case, after taking into account all such factors and matters deemed relevant in good faith by the Board of Directors of the Company, including legal, financial (including the financing terms of any such proposal), regulatory, timing or other aspects of such proposal and the transactions contemplated hereby and after taking into account any changes to the terms of this Agreement irrevocably offered in writing by Parent in response to such Superior Proposal pursuant to, and in accordance with, Section 6.1(d).

(f)   Notwithstanding anything to the contrary set forth in this Section 6.1, the Company acknowledges and agrees that (i) any violation of the restrictions or obligations set forth in this Section 6.1 by any subsidiary or Affiliated Entity of the Company or their or the Company’s Representatives shall constitute a breach of this Section 6.1 by the Company (provided that such violations by Representatives other than directors, officers or employees of the Company or its subsidiaries or Affiliated Entities shall constitute a breach of this Section 6.1 only if the Company does not use its reasonable best efforts within one Business Day of the date on which the Company obtains knowledge of such violation to prevent further violations), and (ii) it shall not nor shall it permit its subsidiaries or Affiliated Entities to enter into any agreement that prohibits or restricts the Company from providing to Parent the information contemplated by this Section 6.1(b) or complying with Section 6.1(d).
SECTION 6.2   Proxy Statement.
(a)   The Company shall, with the assistance of Parent, prepare and file with the SEC, as promptly as practicable after the date of this Agreement (and in any event within 20 Business Days), the Proxy Statement. Parent, Merger Sub and the Company will cooperate with each other in the preparation of the Proxy Statement. Unless the Board of Directors of the Company has made a Change of Recommendation in accordance with the provisions of this Agreement, the Recommendation shall be included in the Proxy Statement.
(b)   Subject to applicable Law, and anything in this Agreement to the contrary notwithstanding, prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the stockholders of the Company, or responding to any comments from the SEC with respect thereto, the Company shall provide Parent and its counsel with a reasonable opportunity to review and to comment on such document or response, which the Company shall consider in good faith. Each of Parent and Merger Sub will furnish to the Company the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement. The Company shall promptly notify Parent and Merger Sub upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall provide Parent with copies of all correspondence between it and its Representatives, on the one hand, and the SEC and its staff, on the other hand, relating to the Proxy Statement. The Company shall use its reasonable best efforts to resolve all SEC comments with respect to the Proxy Statement as promptly as practicable after receipt thereof. The Company shall cause the Proxy Statement to be mailed to holders of Common Stock as of the record date established for the Stockholders Meeting promptly (but in any event no more than five Business Days) after the date on which the Company is informed that the SEC has no further comments on the Proxy Statement.
(c)   If at any time prior to the Stockholders Meeting any information relating to the Company or Parent, or any of their respective Affiliates, should be discovered by a Party, which information should be set forth in an amendment or supplement to the Proxy Statement, the Party that discovers such information shall promptly notify the other Party and the Company shall prepare (with the assistance of Parent) and mail to its stockholders such an amendment or supplement, in each case, to the extent required by applicable Law. Each of the Company, Parent and Merger Sub agrees to promptly (i) correct any information provided by it specifically for use in the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect and (ii) supplement the information provided by it specifically for use in the Proxy Statement to include any information that shall become necessary in order to make the statements in the Proxy Statement, in light of the circumstances under which they were made, not misleading. The Company further agrees to cause the Proxy Statement as so corrected or supplemented promptly to be filed with the SEC and to be disseminated to its stockholders, in each case as and to the extent required by applicable Law.
SECTION 6.3   Stockholders Meeting. The Company, acting through its Board of Directors (or a committee thereof), shall promptly as practicable following the date on which the Company is informed that the SEC has no further comments on the Proxy Statement (but subject to the last sentence of this Section 6.3), take all action required under the DGCL, the Certificate of Incorporation, the Bylaws and the applicable requirements of the New York Stock Exchange necessary to promptly and duly call, give notice of, convene and hold as promptly as practicable a meeting of its stockholders for the purpose of approving and adopting this Agreement (including any adjournment or postponement thereof, the “Stockholders Meeting”); provided that the Company may postpone, recess or adjourn such meeting solely (i) to the extent required by Law, (ii) to allow reasonable additional time to solicit additional proxies to the extent the Company reasonably believes necessary in order to obtain the Company Requisite Vote or (iii) if as of the time for which the Stockholders Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient Shares represented (either in person or by proxy) and voting to constitute a quorum is necessary to conduct the business of the Stockholders Meeting. The Company, acting through its Board of Directors (or a committee thereof), shall, subject to Section 6.1(c), (a) make the Recommendation and include in the Proxy Statement the Recommendation and, subject to the consent of the Financial Advisor, the written opinion of the Financial Advisor, and (b) use its reasonable best efforts to obtain the Company Requisite Vote; provided that the Board of Directors of the Company may (1) fail to include the Recommendation in the Proxy Statement, (2) withdraw, modify, qualify or change the Recommendation, (3) fail to reaffirm the Recommendation within five Business Days of a request therefor in writing by Parent following the public disclosure of an Acquisition Proposal (other than of the type referred to in the following clause (4)) with any Person other than Parent and Merger Sub; provided, however, that Parent shall be permitted to request such reaffirmation on no more than two occasions with respect to each Acquisition Proposal (which for these purposes includes any revision, amendment, update or supplement to such Acquisition Proposal), (4) fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9 against any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten Business Days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer (it being understood and agreed that any communication made in accordance with Section 6.1(c)(i), or the failure by the Company Board to take a position with respect to such tender offer or exchange offer, shall not be deemed a Change of Recommendation if such communication is made or such position is taken prior to the tenth (10th) Business Day after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer, subject in each case to the proviso set forth in Section 6.1(c)(i)) or (5) formally resolve to effect or publicly announce an intention or resolution to effect any of the foregoing (any of the actions described in the foregoing clauses (1) through (5) and the proviso set forth in Section 6.1(c)(i), a “Change of Recommendation”), in each case in accordance with the terms and conditions of Section 6.1(c)(iii) and Section 6.1(d) and, following such Change of Recommendation, may fail to use such reasonable best efforts. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to hold the Stockholders Meeting if this Agreement is validly terminated.
SECTION 6.4   Further Action; Efforts.
(a)   Subject to the terms and conditions of this Agreement, each Party will use its reasonable best efforts to (and, in the case of Parent, cause each of its subsidiaries and Affiliates (collectively, (the “Parent Group”) to) take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to cause the conditions to Closing to be satisfied. In furtherance and not in limitation of the foregoing, each Party hereto agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable and in any event within 10 Business Days of the date hereof and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested by a Governmental Entity pursuant to the HSR Act and to use reasonable best efforts to take any and all other actions reasonably necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable.
(b)   Each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall, in connection with the efforts referenced in Section 6.4(a) to obtain all requisite approvals and authorizations or expiration of waiting periods for the transactions contemplated by this Agreement under the HSR Act or any other Antitrust Law, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) subject to applicable Law, furnish to the other Party as promptly as reasonably practicable all information required for any application or other filing to be made by the other Party pursuant to any applicable Law in connection with the transactions contemplated by this Agreement; (iii) promptly notify the other Party of any substantive communication received by such Party from, or given by such Party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”) or any other U.S. or foreign Governmental Entity and of any substantive communication received or given in connection with any proceeding by a private Party, in each case regarding any of the transactions contemplated hereby and, subject to applicable Law, furnish the other Party promptly with copies of all correspondence, filings and communications between them and the FTC, the DOJ, or any other Governmental Entity with respect to the transactions contemplated by this Agreement; (iv) respond as promptly as reasonably practicable to any inquiries received from, and supply as promptly as reasonably practicable any additional information or documentation that may be requested by the DOJ, FTC, or by any other Governmental Entity in respect of such registrations, declarations and filings or such transactions; and (v) permit the other Party to review any substantive communication given by it to, and consult with each other in advance, and consider in good faith the other Party’s reasonable comments in connection with, any communication, meeting or conference with, the FTC, the DOJ or any other Governmental Entity or, in connection with any proceeding by a private party, with any other Person; provided that each party shall be entitled to redact material (1) to comply with contractual arrangements, (2) to address good faith legal privilege or confidentiality concerns or (3) to the extent relating to Company valuation and similar matters relating to the Merger. For purposes of this Agreement, “Antitrust Law” means the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914 and all other federal, state and foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
(c)   No Party shall independently participate in any substantive meeting or communication with any Governmental Entity in respect of any such filings, investigation or other inquiry relating to Section 6.4(a) or Section 6.4(b) without giving the other Parties sufficient prior notice of the meeting and, to the extent permitted by such Governmental Entity, the opportunity to attend and/or participate in such substantive meeting or communication. Notwithstanding anything to the contrary set forth in this Agreement, and in furtherance and not in limitation of the foregoing, Parent shall, and shall cause its Affiliates and subsidiaries to, take any and all steps necessary to (x) resolve, avoid, or eliminate impediments or objections, if any, that may be asserted with respect to the transactions contemplated by this Agreement under any Antitrust Law or (y) avoid the entry of, effect the dissolution of, and have vacated, lifted, reversed or overturned, any decree, order or judgment under any Antitrust Law in connection with an Action commenced by a Governmental Entity in a U.S. Federal District Court of competent jurisdiction that would prevent, prohibit, restrict or delay the consummation of the contemplated transactions, so as to enable the Parties to close the contemplated transactions expeditiously (but in no event later than the End Date), including, but without limiting the foregoing, (i) proposing, negotiating, committing to and effecting, by consent decree, hold separate orders or otherwise, the sale, divesture, disposition, or license of any assets, properties, products, rights, services or businesses of the Company or its subsidiaries or Affiliated Entities or any interest therein and (ii) otherwise taking or committing to take actions that would limit Parent’s, Parent’s subsidiaries, Parent’s Affiliates, or the Company’s or its subsidiaries’ or Affiliated Entities’ freedom of action with respect to, or its or their ability to retain any assets, properties, products, rights, services or businesses of the Company or its subsidiaries or Affiliated Entities or any interest or interests therein. Nothing in this Section 6.4 shall require Parent to take any action or omission with respect to (1) any of its Affiliates that are engaged in businesses distinct from the private equity business of The Blackstone Group L.P. (other than Parent, Merger Sub and the Company and its subsidiaries and Affiliated Entities) or (2) any direct or indirect portfolio companies of investment funds advised or managed by one or more Affiliates of Parent (other than, for the avoidance of doubt, the Company and its subsidiaries and Affiliated Entities).
(d)   Subject to the obligations under Section 6.4(c), in the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity under the Antitrust Laws in a U.S. Federal District Court of competent jurisdiction challenging the Merger or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, each of Parent, Merger Sub and the Company shall, and Parent shall cause each member of the Parent Group to, cooperate in all respects with each other and use its respective reasonable best efforts to contest and resist any such action or proceeding until the entry of a judgment on the merits in such action or proceeding (regardless of whether such judgment is appealable). Notwithstanding the foregoing, the Company shall not be required to agree to any term or take any action in connection with its obligations under this Section 6.4(d) that is not conditioned upon consummation of the Merger. Nothing in this Agreement shall require Parent or Merger Sub to initiate any administrative or judicial action or proceeding against a Governmental Entity regarding the Merger or the other transactions contemplated hereby.
(e)   The parties acknowledge and agree that all obligations of the Company, Parent and Merger Sub related to regulatory approvals required under Antitrust Laws shall be governed exclusively by this Section 6.4.
(f)   As soon as practicable after the date of this Agreement, (i) subject to Parent otherwise reasonably cooperating with the Company, the Company shall use reasonable best efforts to cause Spectrum Healthcare Resources, Inc., a subsidiary of the Company, to submit to DSS, and, to the extent applicable, any other Governmental Entity, a notification of the transactions contemplated by this Agreement and proposed FOCI mitigation plan in accordance with the NISPOM, and any other applicable national or industrial security regulations; and (ii) the Parties shall prepare, pre-file, and file a joint voluntary notice to CFIUS in connection with the transactions contemplated by this Agreement. The Parties shall use reasonable best efforts to achieve DSS Approval and CFIUS Clearance. Notwithstanding the foregoing, for the avoidance of doubt, Parent and Merger Sub agree that failure to achieve DSS Approval or CFIUS Clearance shall not relieve Parent or Merger Sub of its obligation to consummate the transactions contemplated by this Agreement and each of Parent and Merger Sub acknowledges that this Agreement and the transactions contemplated hereby are not contingent on Parent or Merger Sub’s achieving DSS Approval or CFIUS Clearance.
SECTION 6.5   Notification of Certain Matters. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of  (a) any notice or other communication received by such Party from any Governmental Entity in connection with the Merger or the other transactions contemplated hereby or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the other transactions contemplated herein, if the subject matter of such communication or the failure of such Party to obtain such consent could be material to the Company, the Surviving Corporation or Parent and (b) any Actions commenced or, to such Party’s knowledge, threatened against, relating to or involving or otherwise affecting such Party or any of its subsidiaries which relate to the Merger or the other transactions contemplated hereby; provided that the delivery of any notice pursuant to this Section 6.5 shall not (i) cure any breach of, or non-compliance with, any other provision of this Agreement or (ii) limit the remedies available to the Party receiving such notice. The Parties agree and acknowledge that the Company’s, on the one hand, and Parent’s on the other hand, compliance or failure of compliance with (but not Willful Breach of) this Section 6.5 shall not be taken into account for purposes of determining whether the condition referred to in Section 7.2(b) or Section 7.3(b), respectively, shall have been satisfied with respect to performance in all material respects with this Section 6.5.
SECTION 6.6   Access to Information; Confidentiality.
(a)   From the date hereof to the Effective Time or the earlier valid termination of this Agreement, upon reasonable prior written notice from Parent, the Company shall, and shall use its reasonable best efforts to cause its subsidiaries, Affiliated Entities, officers, directors and employees to, afford Parent and its Representatives reasonable access, consistent with applicable Law, at normal business hours to the Company’s, its subsidiaries’ and Affiliated Entities’ officers, employees, properties, offices, and other facilities and to all books and records, and shall furnish Parent reasonably promptly with all financial, operating and other data and information concerning its business and properties as Parent or its Representatives, may from time to time reasonably request. Notwithstanding the foregoing, any such investigation or consultation shall be conducted in such a manner as not to interfere unreasonably with the business or operations of the Company or its subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by such officers, employees and other authorized Representatives of their normal duties and shall not include any environmental sampling or invasive environmental testing without the Company’s prior written consent. Neither the Company nor any of its subsidiaries shall be required to provide access or to disclose information where such access or disclosure would violate or prejudice its rights or the rights of any of its officers, directors or employees, jeopardize any attorney-client privilege of the Company or any of its subsidiaries or contravene any applicable Law, rule, regulation, order, judgment, decree or binding agreement entered into prior to the date of this Agreement (provided that the Company will use reasonable best efforts to (i) enter into a joint defense agreement with Parent if requested with respect to any such information or (ii) cooperate with Parent in seeking and use reasonable best efforts to secure any consent or waiver or other arrangement to allow disclosure of such information in a manner that would not result in such violation, contravention, prejudice, or loss of privilege). All requests for information made pursuant to this Section 6.6(a) shall be directed to the executive officer or other Person designated by the Company.
(b)   From the date hereof until the Effective Time, the Company shall, in connection with the matters referred to on Section 6.6(b) of the Company Disclosure Letter (the “Specified Matters”), use its reasonable best efforts to (i) keep Parent reasonably informed with respect to the status thereof, including, by promptly providing Parent copies of all substantive written correspondence relating to any Specified Matter, (ii) promptly notify Parent of any substantive communication received by the Company from a Governmental Entity with respect to any Specified Matter, (iii) permit Parent to review any substantive communication given by the Company to, and to consult with Parent in advance and consider in good faith Parent’s reasonable comments in connection with, any communication, meeting or conference with, any Governmental Entity in connection with any Specified Matter, (iv) furnish to Parent as promptly as reasonably practicable all written information, including presentations of outside advisors, made available to the Company with respect to any Specified Matter and (v) allow Parent to discuss the Specified Matters with the Company’s advisors from time to time. Notwithstanding the foregoing, neither the Company nor any of its subsidiaries or Affiliated Entities shall be required to provide access or to disclose information where such access or disclosure would violate or prejudice its rights or the rights of any of its officers, directors or employees, jeopardize any attorney-client privilege of the Company or any of its subsidiaries or Affiliated Entities or contravene any applicable Law, rule, regulation, order, judgment, decree (provided that the Company will (i) enter into a joint defense agreement with Parent if requested with respect to any such Specified Matters or (ii) cooperate with Parent in seeking and use reasonable best efforts to secure any consent or waiver or other arrangement to allow disclosure of such information in a manner that would not result in such violation, contravention, prejudice, or loss of privilege).
(c)   Each of Parent and Merger Sub will comply with the terms and conditions of the letter agreement, dated August 15, 2016, between the Company and Blackstone Management Partners L.L.C. (which agreement shall automatically terminate and be of no further force and effect upon the Closing) (as amended, restated, supplemented or otherwise modified from time to time, the “Confidentiality Agreement”), and will hold and treat, and will cause their respective officers, employees, auditors and other representatives to hold and treat, in confidence all documents and information concerning the Company and its subsidiaries furnished to Parent or Merger Sub in connection with the transactions contemplated by this Agreement in accordance with the Confidentiality Agreement, which Confidentiality Agreement shall remain in full force and effect in accordance with its terms.
SECTION 6.7   Stock Exchange Delisting. Prior to the Closing Date, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the New York Stock Exchange to enable the delisting by the Surviving Corporation of the Shares from the New York Stock Exchange as promptly as practicable after the Effective Time and the deregistration of the Shares under the Exchange Act at the Effective Time.
SECTION 6.8   Publicity. The initial press release regarding the Merger shall be a joint press release and, except in connection with an Acquisition Proposal or a Change of Recommendation if and to the extent permitted by this Agreement, thereafter the Company and Parent shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Merger and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service or by the request of any Governmental Entity, in each case, as determined in the good faith judgment of the Party proposing to make such release (in which case, such Party shall not issue or cause the publication of such press release or other public announcement without prior consultation with the other Party). Notwithstanding the foregoing, Parent, Merger Sub and their respective Affiliates may provide ordinary course communications regarding this Agreement and the transactions contemplated hereby to existing or prospective general and limited partners, equity holders, members, managers and investors of any Affiliates of such Person, in each case, who are subject to customary confidentiality restrictions to the extent consistent with prior public disclosures by the Parties made in accordance with this Section 6.8.
SECTION 6.9   Employee Benefits.
(a)   For a period of at least twelve months following the Effective Time (the “Benefit Continuation Period”), Parent shall provide, or shall cause the Surviving Corporation or its subsidiaries to provide, to each employee of the Company or its subsidiaries who continues to be employed by the Surviving Corporation or any subsidiary thereof immediately following the Closing Date (the “Continuing Employees”), (i) a salary, wage, target non-equity bonus opportunity and commissions opportunity that with respect to each Continuing Employee, is, in the aggregate, no less favorable than the salary, wage, target non-equity bonus opportunity and commissions opportunity that was provided to such Continuing Employees immediately prior to the Effective Time and (ii) employee pension, welfare and other benefits excluding defined benefit pension benefits and retiree medical and other post-termination medical and welfare benefits that are substantially comparable in the aggregate to the employee pension, welfare and other benefits provided to such Continuing Employee immediately prior to the Effective Time. For the duration of the Benefit Continuation Period, Parent or one of its Affiliates shall maintain for the benefit of each Continuing Employee a severance or termination arrangement no less favorable than the severance or termination arrangement provided to such Continuing Employee immediately prior to the Effective Time. This Section 6.9(a) shall not apply to Continuing Employees whose terms and conditions of employment are governed by a collective bargaining agreement.
(b)   Parent shall honor and assume, or shall cause to be honored and assumed, the terms of all Company Plans, subject to the amendment and termination provisions thereof.
(c)   [Reserved.]
(d)   To the extent that Parent, the Surviving Corporation or any subsidiary thereof modifies any coverage or benefit plan that would have constituted a Company Plan in effect as of the date hereof in which Continuing Employees participate during the applicable plan year in which the Effective Time occurs, Parent or any of its subsidiaries (including the Company and any subsidiaries thereof) shall use commercially reasonable efforts to: (i) waive or cause to be waived any pre-existing conditions, exclusions, limitations, actively-at-work requirements, and eligibility waiting periods under any such benefit plans that are group health plans with respect to Continuing Employees and their eligible dependents that were satisfied or would not have applied under the corresponding Company Plan prior to the Closing, (ii) give each Continuing Employee credit for the plan year in which the Effective Time occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred during the applicable plan year prior to the Effective Time for which payment has been made and (iii) to the extent that it would not result in a duplication of benefits and to the extent that such service was recognized for the same purpose under a similar Company Plan, give each Continuing Employee service credit for such Continuing Employee’s employment with the Company for purposes of eligibility to participate and vesting credit (but excluding benefit accrual under any defined benefit pension plan) under each applicable Parent benefit plan as if such service had been performed with Parent; provided, however, that such recognition of service shall not apply (x) for purposes of any Parent benefit plan under which similarly situated employees of Parent and its subsidiaries do not receive credit for prior service, (y) to the extent it would result in a duplication of benefits or (z) for purposes of any plan or arrangement that is grandfathered or frozen, either with respect to the level of benefits or participation.
(e)   Nothing in this Agreement shall confer upon any Continuing Employee or any other Person any right to employment (or any term or condition of employment) or to continue in the employ or service of Parent, the Surviving Corporation or any Affiliate of Parent or the Surviving Corporation, or shall interfere with or restrict in any way the rights of Parent, the Surviving Corporation or any subsidiary or Affiliate of Parent or the Surviving Corporation, which rights are hereby expressly reserved, to discharge or terminate the services of any Person or any Continuing Employee at any time and for any reason whatsoever, with or without cause, subject to the terms of any applicable Company Plan. Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 6.9 shall (i) be deemed or construed to be an amendment, termination or other modification of any Company Plan or any other benefit or compensation plan, program, policy, agreement or arrangement, (ii) prevent Parent, the Surviving Corporation or any Affiliate of Parent or the Surviving Corporation from amending or terminating any Company Plans or any benefit or compensation plan, program, policy, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them, or (iii) create any third-party beneficiary or other rights or remedies in any Person, other than the Parties, including any current or former service provider of the Company or its Affiliates (or any beneficiaries or dependents thereof).
SECTION 6.10   Directors’ and Officers’ Indemnification and Insurance.
(a)   From and after the Effective Time, Parent shall cause the Surviving Corporation agrees that it will indemnify and hold harmless each present and former director and officer of the Company or any of its subsidiaries (in each case, when acting in such capacity) (the “Indemnified Parties”), against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities or awards paid in settlement incurred in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative and whether formal or informal (each, a “Proceeding”), arising out of, relating to or in connection with matters existing or occurring at or prior to the Effective Time (including the fact that such Person is or was a director or officer of the Company or any of its subsidiaries or any acts or omissions occurring or alleged to occur prior to the Effective Time), whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under Delaware Law and its Certificate of Incorporation and Bylaws in effect on the date of this Agreement to indemnify such Person (and Parent or the Surviving Corporation shall advance expenses (including reasonable legal fees and expenses) incurred in the defense of any Proceeding, including any expenses incurred in successfully enforcing such Person’s rights under this Section 6.10; provided that the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification pursuant to this Section 6.10); provided further that any determination required to be made with respect to whether an officer’s or director’s conduct complies with the standards set forth under Delaware Law and the Company’s Certificate of Incorporation and Bylaws shall be made by independent counsel selected by the Surviving Corporation. In the event of any such Proceeding (x) neither Parent nor the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any Proceeding in which indemnification has been sought by such Indemnified Party hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding or such Indemnified Party otherwise consents (which consent shall not be unreasonably withheld), (y) the Surviving Corporation shall reasonably cooperate with the Indemnified Party in the defense of any such matter and (z) the Indemnified Party shall not settle, compromise or consent to the entry of any judgment in any Proceeding in which indemnification has been sought by such Indemnified Party hereunder without the prior written consent of Parent or the Surviving Corporation (which consent shall not be unreasonably withheld). In the event any Proceeding is brought against any Indemnified Party and in which indemnification could be sought by such Indemnified Party under this Section 6.10, (i) the Surviving Corporation shall have the right to control the defense thereof after the Effective Time (it being understood that, by electing to control the defense thereof, the Surviving Corporation will be deemed to have waived any right to object to the Indemnified Party’s entitlement to indemnification hereunder with respect thereto), (ii) each Indemnified Party shall be entitled to retain his or her own counsel, whether or not the Surviving Corporation shall elect to control the defense of any such Proceeding, (iii) the Surviving Corporation shall pay all reasonable fees and expenses of any counsel retained by an Indemnified Party promptly after statements therefor are received, if the Surviving Corporation shall elect to control the defense of any such Proceeding, and (iv) except as provided in the immediately preceding sentence, no Indemnified Party shall be liable for any settlement effected without his or her prior express written consent; provided that for purposes of clauses (ii) and (iii) the Indemnified Party on behalf of whom fees and expenses are paid provides an undertaking to repay such fees and expenses if it is ultimately determined that such Person is not entitled to indemnification pursuant to this Section 6.10).

(b)   Any Indemnified Party wishing to claim indemnification under Section 6.10, upon learning of any such Proceeding, shall promptly notify Parent thereof, but the failure to so notify shall not relieve Parent or the Surviving Corporation of any liability it may have to such Indemnified Party except to the extent such failure materially prejudices the indemnifying Party.
(c)   The provisions in the Surviving Corporation’s certificate of incorporation and bylaws with respect to indemnification, advancement of expenses and exculpation of former or present directors and officers shall be no less favorable to such directors and officers than such provisions contained in the Company’s Certificate of Incorporation and Bylaws in effect as of the date hereof, which provisions shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of any such individuals except as required by applicable Law.
(d)   Parent shall maintain, or shall cause the Surviving Corporation to maintain, at no expense to the beneficiaries, in effect for at least six years from the Effective Time the current policies of the directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company (provided that Parent or the Surviving Corporation may substitute therefor policies of at least the same coverage containing terms and conditions which are not less advantageous to any beneficiary thereof) with respect to matters existing or occurring at or prior to the Effective Time and from insurance carriers having at least an “A” rating by A.M. Best with respect to directors’ and officers’ liability insurance; provided, however, that after the Effective Time, Parent and the Surviving Corporation shall not be required to pay an annual premium for such coverage under each such policy more than 250% of the last annual premium paid by the Company prior to the date hereof in respect of the coverage required to be obtained pursuant hereto under each such policy, but in such case shall purchase as much coverage as reasonably practicable for such amount. At Parent’s option and in satisfaction of the foregoing obligations, the Company may purchase from insurance carriers with comparable credit ratings, no later than the Effective Time, a six-year prepaid “tail policy” providing at least the same coverage and amounts containing terms and conditions that are no less advantageous to the insured than the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company and its subsidiaries with respect to claims arising from facts or events that occurred at or before the Effective Time, including the transactions contemplated hereby, and from insurance carriers having at least an “A” rating by A.M. Best with respect to directors’ and officers’ liability insurance; provided, however, that after the Effective Time, Parent and the Surviving Corporation shall not be required to pay in the aggregate for such coverage under each such policy more than 250% of the last annual premium paid by the Company prior to the date hereof in respect of the coverage required to be obtained pursuant hereto under each such policy, but in such case shall purchase as much coverage as reasonably practicable for such amount. In the event the Company elects to purchase such a “tail policy”, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain such “tail policy” in full force and effect and continue to honor their respective obligations thereunder. Parent agrees to honor and perform under, and to cause the Surviving Corporation to honor and perform under, for a period of six years after the Effective Date, all indemnification agreements listed on Section 6.10(d) of the Company Disclosure Letter entered into by the Company or any of its subsidiaries with any Indemnified Party and in effect as of the date hereof.
(e)   If Parent or the Surviving Corporation or any of their respective successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then, and in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Surviving Corporation shall assume all of the obligations set forth in this Section 6.10.
(f)   The provisions of this Section 6.10 shall survive the Merger and, following the Effective Time, are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their heirs and representatives.
(g)   The rights of the Indemnified Parties under this Section 6.10 shall be in addition to any rights such Indemnified Parties may have under the Certificate of Incorporation or Bylaws of the Company or the comparable governing instruments of any of its subsidiaries, or under any applicable Contracts or Laws.

Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors and employees, it being understood that the indemnification provided for in this Section 6.10 is not prior to, or in substitution for, any such claims under any such policies.
SECTION 6.11   Treatment of Company Indebtedness.
(a)   The Company shall, or shall cause its applicable subsidiaries to, arrange for customary payoff letters and instruments of discharge to be delivered at Closing providing for the payoff, discharge and termination on the Closing Date of all then-outstanding indebtedness of, and commitments under, the Credit Facility, and shall deliver, or cause its applicable subsidiaries to deliver, prepayment and termination notices in accordance with the terms of such indebtedness to the holders of such indebtedness (provided that such prepayment and termination notices may be conditional on the occurrence of the Closing).
(b)   Prior to the Closing Date, as soon as reasonably practicable after Parent so requests in writing, the Company shall issue, or use its reasonable best efforts to cause the Trustee (as defined below) to issue, a notice of optional redemption for some or all (which amount shall be specified in Parent’s written request) of the outstanding aggregate principal amount of Team Health, Inc.’s 7.250% Senior Notes due 2023 (the “Existing Notes”), pursuant to Section 3.03 and Section 3.07 of the indenture (the “Indenture”) governing the Existing Notes, dated as of November 23, 2015, among Team Health, Inc., the guarantors party thereto and Wells Fargo Bank, National Association (the “Trustee”), which notice will be conditional on the Closing; provided that the terms of such request are permitted by the Indenture. The Company agrees to assist Parent upon reasonable request in making arrangements for redemption, defeasance, satisfaction and/or discharge of the Existing Notes and shall redeem, defease, satisfy and/or discharge, as applicable, the Existing Notes in accordance with the terms of the Indenture on the Closing Date, including the delivery of an officers’ certificate, but not, for the avoidance of doubt, including the delivery of a legal opinion, which will be delivered by counsel for Parent. Simultaneously with and conditioned upon the Closing and in accordance with the notice of optional redemption (but prior to the time the Company is required to pay for any redemption of the Existing Notes in accordance with this Section 6.11(b)), Parent shall provide to the Company or the Trustee, as applicable, the funds necessary to consummate any redemption, defeasance, satisfaction and/or discharge in accordance with Section 6.11(b) (including the payment of all applicable premiums and all related fees and expenses) and shall pay all fees and expenses related thereto, including those of the Trustee.
(c)   Prior to the Closing Date, as soon as reasonably practicable after Parent so requests in writing, the Company shall use its reasonable best efforts to commence one or more offers to purchase and/or consent solicitations with respect to some or all of the outstanding aggregate principal amount of the Existing Notes, on such terms and conditions, including pricing terms, that are specified in writing, from time to time, by Parent (each, a “Debt Tender Offer”), and Parent shall assist the Company in connection therewith; provided that Parent shall only request the Company to conduct any Debt Tender offer in compliance with the Indenture and the applicable requirements of Rule 14e-1 promulgated under the Exchange Act. Parent, at its own expense, shall prepare all necessary and appropriate documentation in connection with a Debt Tender Offer, including the offer to purchase and/or consent solicitation statement, related consents and letters of transmittal and other related documents (collectively, the “Offer Documents”). Parent and the Company shall reasonably cooperate with each other in the preparation of the Offer Documents. The Offer Documents (including all amendments or supplements thereto) and all mailings to the holders of the Existing Notes in connection with a Debt Tender Offer shall be subject to the prior review of, and comment by, the Company and shall be reasonably acceptable in form and substance to each of the Company and Parent. Promptly following the expiration of a consent solicitation, if any, assuming the requisite consent from the holders of the Existing Notes (including from persons holding proxies from such holders) has been received, the Company shall execute, and use reasonable best efforts to cause the Trustee to execute, any appropriate supplemental indenture (the “Supplemental Indenture”) relating to the amendments of the Indenture contemplated in the Debt Tender Offer; provided, however, that notwithstanding the fact that a Supplemental Indenture may have been executed and become effective earlier, the proposed amendments set forth therein shall not become operative unless and until the Effective Time has occurred and all conditions to the Debt Tender Offer have been satisfied or (subject to approval by Parent) waived by the Company in accordance with the terms hereof. The form and substance of the

Supplemental Indentures shall be reasonably satisfactory to Parent and the Company. Notwithstanding the foregoing, the closing of the Debt Tender Offer shall be conditional on the Closing, and the Company, its Subsidiaries and Parent shall use their respective reasonable best efforts to cause the Debt Tender Offer to close on the Closing Date. The Company shall provide, and shall cause its Subsidiaries to, and shall use its reasonable best efforts to cause their respective Representatives to, provide all cooperation reasonably requested by Parent in connection with the Debt Tender Offer, including using reasonable best efforts in assisting with the preparation of the offer to purchase, consent solicitation statement and/or letter of transmittal and delivery of customary officers’ certificates and legal opinions on or prior to the Closing Date. The Company (a) shall waive any of the conditions to the Debt Tender Offer (other than the occurrence of the Closing) and make any change to the Debt Tender Offer, in each case, as may be reasonably requested in writing by Parent and (b) shall not, without the written consent of Parent, waive any condition to the Debt Tender Offer or make any changes to the Debt Tender Offer. Notwithstanding anything to the contrary herein, it is expressly agreed by the parties hereto that the failure to obtain any tender or consent of the Existing Notes by the holders thereof or otherwise complete a Debt Tender Offer shall not relieve Parent of its obligation to consummate the transactions contemplated by this Agreement or otherwise delay the Closing. Simultaneously with and conditioned upon the Closing and in accordance with the terms of any Debt Tender Offer (but prior to the time the Company is required to pay for any Debt Tender Offer in accordance with this Section 6.11(c)), Parent shall provide to the Company the funds necessary to consummate any Debt Tender Offer in accordance with this Section 6.11(c) (including the payment of all applicable premiums, consent fees and all related fees and expenses) and shall pay all fees and expenses related thereto, including those of the Trustee, any dealer manager or solicitation agent and any information agent or depositary.
(d)   With respect to the Existing Notes, as soon as reasonably practicable after Parent so requests in writing, the Company shall (i)(A) issue a notice with respect to a “Change of Control Offer” (as defined in the Indenture) for the repurchase, on and subject to the occurrence of a Change of Control Payment Date (as defined in the Indenture) as specified in writing by Parent, all of the outstanding aggregate principal amount of Existing Notes, pursuant to Section 4.14 of the Indenture and the other provisions of the Indenture applicable thereto, which notice will be conditional on the Closing, and (B) otherwise comply with the Indenture with respect to such Change of Control Offer, or (ii) take any actions reasonably requested by Parent to facilitate the satisfaction and/or discharge of the Existing Notes by the Surviving Corporation on or following the Effective Time pursuant to the Indenture. Parent, at its own expense, shall prepare all necessary and appropriate documentation in connection with a Change of Control Offer (the “Change of Control Offer Documents”). Parent and the Company shall reasonably cooperate with each other in the preparation of the Change of Control Offer Documents. The Change of Control Offer Documents (including all amendments or supplements thereto) and all mailings to the holders of the Existing Notes in connection with a Change of Control Offer shall be subject to the prior review of, and comment by, the Company and shall be reasonably acceptable in form and substance to each of the Company and Parent. Simultaneously with and conditioned upon the Closing and in accordance with the terms of any Change of Control Offer (but prior to the time the Company is required to pay for any Change of Control Offer in accordance with this Section 6.11(d)), Parent shall provide to the Company the funds necessary to consummate any Change of Control Offer in accordance with this Section 6.11(d) (including the payment of all applicable premiums and all related fees and expenses) and shall pay all fees and expenses related thereto, including those of the Trustee and any information agent or depositary.
(e)   The dealer manager, solicitation agent, information agent, depositary, paying agent and/or any other agents retained in connection with any actions taken pursuant to this Section 6.11 shall be selected by Parent. Without limiting Section 6.11(f), the Company shall enter into customary agreements (including indemnities) with such parties so selected and on terms and conditions acceptable to Parent. Parent shall promptly, upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs incurred by the Company or its Subsidiaries in connection with this Section 6.11.
(f)   Parent shall indemnify and hold harmless the Company and its Subsidiaries and their respective officers and directors from and against any and all damages suffered or incurred by them in connection with any actions taken pursuant to this Section 6.11; provided, however, that Parent shall not have any obligation to indemnify and hold harmless any such party or person to the extent any such damages suffered or incurred arose from disclosure regarding the Company that is determined to have contained a material misstatement or omission or due to the gross or negligent misconduct of the Company.
SECTION 6.12   Parent Financing.
(a)   Parent and Merger Sub shall use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or advisable to arrange and consummate the Financing on the terms and conditions described in or contemplated by the Financing Commitments (including complying with any request exercising so-called “flex” provisions contained therein), including using reasonable best efforts to (i) maintain in effect the Financing Commitments, provided, however, for the avoidance of doubt, Parent and Merger Sub may amend, replace, supplement and/or modify the Debt Financing Commitments solely to add lenders, lead arrangers, bookrunners, syndication agents or similar entities as parties thereto who had not executed the Debt Financing Commitments as of the date hereof, (ii) satisfy (or obtain waivers to) on a timely basis all conditions to funding in the Debt Financing Commitments and such definitive agreements to be entered into pursuant thereto (including by consummating the Equity Financing substantially concurrently therewith), (iii) negotiate and enter into definitive agreements with respect thereto on terms and conditions described in the Debt Financing Commitments (including any “flex” provisions contained therein) prior to the Closing Date and (iv) enforce its rights under the Debt Financing Commitments. To the extent requested by the Company from time to time, Parent shall keep the Company informed on a reasonably current basis of the status of its efforts to arrange the Financing (or Alternative Financing). In the event any portion of the Debt Financing becomes unavailable on the terms and conditions (including any “flex” provisions) contemplated in the Debt Financing Commitments for any reason other than due to the breach by the Company of any representation, warranty or covenant contained herein or as a result of the failure of a condition contained herein to be satisfied by the Company (A) Parent shall promptly notify the Company in writing and (B) Parent and Merger Sub shall use their reasonable best efforts to arrange to obtain alternative financing from alternative sources (the “Alternative Financing”) in an amount, when added with Parent and Merger Sub’s existing cash on hand and the Equity Financing Commitment, sufficient to consummate the transactions contemplated by this Agreement as promptly as practicable following the occurrence of such event, which Alternative Financing would not (i) involve terms and conditions that are materially less beneficial to Parent or Merger Sub (provided that such reasonable best efforts shall not include requiring Parent or Merger Sub to pay any additional fees or to increase any interest rates applicable to the Debt Financing in excess of the amount set forth in the Debt Financing Commitment (including any “flex” provisions) on the date hereof), or, if such terms and conditions are not then available, then on such other terms that are acceptable to the Parent and Merger Sub in their sole discretion, (ii) involve any conditions to funding the Debt Financing that are not contained in the Debt Financing Commitments and (iii) be reasonably be expected to prevent, impede or delay the consummation of the Debt Financing or such Alternative Financing or the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, Parent shall promptly notify the Company in writing (A) if there exists any material breach, material default, repudiation, cancellation or termination by any party to the Financing Commitments, (B) of the receipt by Parent or Merger Sub of any written notice or other written communication from any lender or other Debt Financing Source with respect to any actual breach, default, repudiation, cancellation or termination by any party to the Financing Commitments or (C) (I) there is a material dispute or disagreement between or among Parent or Merger Sub on the one hand and any parties to any Financing Commitments or any definitive document related to the Financing on the other hand or (II) Parent reasonably expects that it will not be able to obtain all or any portion of the Financing on the terms, in the manner or from the sources contemplated by the Financing Commitments or the definitive documents related to the Financing. As soon as reasonably practicable, Parent shall provide any information reasonably requested by the Company relating to any circumstance referred to in clause (A), (B) or (C) of the immediately preceding sentence. Parent, Merger Sub and Guarantor shall not (without the prior written consent of the Company) consent or agree to any amendment, replacement, supplement or modification to, or any waiver of any provision under, the Financing Commitment or the definitive agreements relating to the Financing if such amendment, replacement, supplement, modification or waiver (1) decreases the aggregate amount of the Financing to an amount that would be less than an amount that would be required to consummate the Merger and make the other payments required by

Parent, Merger Sub and the Surviving Corporation hereunder or otherwise contemplated in connection herewith and repay or refinance the debt contemplated in this Agreement or the Financing Commitments, (2) imposes new or additional conditions or otherwise expands, amends or modifies any of the conditions to the receipt of the Financing, (3) would reasonably be expected to prevent, impede or delay the consummation of the transactions contemplated by this Agreement, or (4) materially and adversely impacts the ability of Parent or Merger Sub to enforce its rights against the other parties to the Financing Commitments. Upon request, Parent shall furnish to the Company a copy of any amendment, modification, waiver or consent of or relating to the Financing Commitments promptly upon execution thereof. Upon any amendment, supplement or modification of the Financing Commitments and made in compliance with this Section 6.12(a) (excluding any amendment for the sole purpose of joining or adding additional commitment parties thereto), Parent shall provide a copy thereof to the Company and the term “Financing Commitments” shall mean the Financing Commitments as so amended, replaced, supplemented or modified, including any Alternative Financing. Notwithstanding the foregoing, compliance by Parent with this Section 6.12 shall not relieve Parent or Merger Sub of its obligation to consummate the transactions contemplated by this Agreement whether or not the Financing is available and each of Parent and Merger Sub acknowledges that this Agreement and the transactions contemplated hereby are not contingent on Parent or Merger Sub’s ability to obtain the financing (or any alternative financing) or any specific term with respect to such financing. Notwithstanding anything set forth herein, Parent’s and Merger Sub’s obligations under this Section 6.12(a) shall to the extent applicable take into account the expected timing of the Marketing Period.
(b)   Prior to the Closing, the Company shall use its reasonable best efforts to provide to Parent and Merger Sub, and shall cause its subsidiaries, Affiliated Entities, and its Representatives to use reasonable best efforts to provide to Parent and Merger Sub, at Parent’s sole cost and expense, all reasonable cooperation reasonably requested by Parent that is necessary and customary in accordance with the terms of the Debt Financing (or any permanent financing consummated in lieu thereof or Alternative Financing obtained in accordance with Section 6.12(a)), including using reasonable best efforts to take the following actions: (i) furnishing Parent and Merger Sub and their financing sources with the Required Information and other documents and information (in the case of such other documents and information, to the extent reasonably requested by Parent) necessary to permit Parent to prepare a customary preliminary offering memorandum or preliminary private placement memorandum for use in a “high-yield road show” relating to any permanent financing consummated in lieu of any part or all of the Debt Financing, including all Company information, financial statements and financial data that is customarily included in an offering memorandum with respect to a private placement of high-yield debt securities pursuant to Rule 144A under the Securities Act (including information required by Regulation S-X and Regulation S-K under the Securities Act); provided that the Company shall not be obligated to provide (A) information regarding any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other post-Closing pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing, (B) a description of all or any component of the Financing, including any “description of notes” or other information customarily provided by the financing sources or their counsel, (C) risk factors relating to all or any component of the Financing, (D) separate subsidiary financial statements or any other information of the type required by Rule 3-09, Rule 3-10 or Rule 3-16 of Regulation S-X or “segment reporting”, (E) Compensation Discussion and Analysis required by Item 402 of Regulation S-K or (F) other information customarily excluded from an offering memorandum involving an offering of high-yield debt securities pursuant to Rule 144A, (ii) upon reasonable notice, participating in a reasonable number of lender presentations, road shows, due diligence sessions, drafting sessions and sessions with rating agencies in connection with the Debt Financing, any permanent financing consummated in lieu thereof or any Alternative Financing at reasonable times and locations mutually agreed and otherwise reasonably cooperating with the marketing efforts of Parent and its financing sources for any portion of the Debt Financing, any permanent financing consummated in lieu of the Debt Financing or Alternative Financing, (iii) obtaining customary auditors’ consents and customary comfort letters of independent accountants (including “negative assurance” comfort), including, for the avoidance of doubt, in respect of the historical financial statements of IPC Healthcare, Inc. as of December 31, 2013 and 2014, for each of the three fiscal years ended December 31, 2014, as of September 30, 2015 and for the nine months ended September 30, 2014 and 2015, and including any customary letters from Ernst & Young LLP, as reasonably requested by Parent as necessary and customary for permanent financing consummated in lieu of any or all of the Debt

Financing (including any offering or private placement of debt securities pursuant to Rule 144A under the Securities Act) and confirmation that such auditors are prepared to deliver such comfort letters and customary auditors’ consents through the Marketing Period upon completion of customary procedures, (iv) assisting Parent in its preparation of  (A) any offering documents, private placement memoranda, bank information memoranda and similar documents; provided that no private placement memoranda or prospectuses in relation to high yield debt or equity securities will be issued by the Company or any of its subsidiaries or Affiliated Entities (but for the avoidance of doubt may be issued by the Surviving Corporation and/or its subsidiaries); provided further that any such memoranda or prospectuses that includes disclosure and financial statements with respect to the Company shall only reflect the Surviving Corporation and/or its subsidiaries as the obligor(s); and (B) materials for rating agency presentations, (v) obtaining customary authorization and representation letters requested by financing sources in connection with the Debt Financing, any permanent financing consummated in lieu thereof or any Alternative Financing, which authorization letter, in part, authorizes the distribution of information to prospective lenders or investors and contains a customary 10b-5 representation and representation to the Debt Financing Sources that the public side versions of such documents, if any, not include material non-public information about the Company and its subsidiaries or any securities of the foregoing, (vi) reasonably facilitating the provision of guarantee and pledging of collateral, including by executing and delivering definitive financing documents, including pledge and security documents, customary certificates and other documents (including original stock certificates), to the extent reasonably requested by Parent in connection with the Debt Financing (or any permanent financing consummated in lieu thereof, or Alternative Financing obtained in accordance with Section 6.12(a)) (provided that (A) none of the documents or certificates shall be executed and/or delivered except in connection with the Closing, (B) the effectiveness thereof shall be conditioned upon, or become operative after, the occurrence of the Closing and (C) no liability shall be imposed on the Company, any of its subsidiaries, Affiliated Entities or any of their respective officers or employees involved) and (vii) reasonably assisting with procuring customary payoff letters, lien releases and terminations and (viii) providing information regarding the Company and its subsidiaries and Affiliated Entities reasonably required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act of 2001 at least three Business Days prior to the Closing, to the extent requested in writing ten Business Days prior to the Closing. Notwithstanding the foregoing, (x) nothing in this Section 6.12 shall require such cooperation to the extent it would unreasonably interfere with the business or operations of the Company and its subsidiaries and Affiliated Entities and (y) none of the Company or any of its subsidiaries or Affiliated Entities shall be required to pay any commitment or other fee or incur any other liability or obligation in connection with the Debt Financing contemplated by the Debt Financing Commitments or be required to take any action for which it would not be indemnified hereunder, to bear any cost or expense or to pay any commitment or other similar fee or make any other payment or agree to provide any indemnity in connection with the Debt Financing or any of the foregoing prior to the Effective Time. For the avoidance of doubt, none of the Company or its subsidiaries or their respective officers, directors (with respect to any subsidiary of the Company) or employees shall be required to execute or enter into or perform any agreement with respect to the Debt Financing contemplated by the Debt Financing Commitments that is not contingent upon the Closing or that would be effective prior to the Closing (other than the execution and customary authorization and representation letters referenced above) and no directors of the Company shall be required to execute or enter into or perform any agreement with respect to the Debt Financing.
(c)   Parent (i) shall promptly, upon request by the Company, reimburse the Company following the valid termination of this Agreement for all reasonable and documented out-of-pocket costs (including (A) reasonable outside attorneys’ fees and (B) fees and expenses of the Company’s accounting firms engaged to assist in connection with the Financing, including performing additional requested procedures, reviewing any offering documents, participating in any meetings and providing any comfort letters) to the extent incurred by the Company, any of its subsidiaries or Affiliated Entities or their respective directors, officers, employees, accountants, consultants, legal counsel, agents, investment bankers and other representatives in connection with the cooperation of the Company and its subsidiaries and Affiliated Entities contemplated by this Section 6.12 and (ii) shall indemnify and hold harmless the Company and its subsidiaries and Affiliated Entities and their respective directors, officers, employees, accountants, consultants, legal counsel, agents, investment bankers and other representatives from and against any and all losses suffered or incurred by them in connection with the arrangement of the Debt Financing and the performance of their respective obligations under this Section 6.12 (including any action taken in accordance with this Section 6.12) and any information utilized in connection therewith, except in the event such losses arose out of or resulted from (x) the willful misconduct of such Person or (y) misstatements or omissions in written historical information provided by or on behalf of the Company or its Subsidiaries specifically for use in connection with the Debt Financing (or any permanent financing consummated in lieu thereof or Alternative Financing obtained in accordance with Section 6.12(a)).
(d)   The Company hereby consents to the use of the logos of the Company and its subsidiaries and Affiliated Entities by Parent and Merger Sub in connection with the Debt Financing; provided that Parent and Merger Sub shall ensure that such logos are used solely in a manner that is not intended, or that is not reasonably likely, to harm or disparage the Company or the Company’s reputation or goodwill.
SECTION 6.13   Takeover Statutes. If any “fair price,” “moratorium,” “business combination,” “control share acquisition” or other form of anti-takeover statute or regulation is or may become applicable to the Merger or the other transactions contemplated by this Agreement, each of the Company and Parent and the members of their respective Boards of Directors shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions.
SECTION 6.14   Transaction Litigation. In the event that any stockholder litigation related to this Agreement, the Merger or the other transactions contemplated by this Agreement is brought, or threatened in writing, against the Company, its officers or any members of its Board of Directors after the date of this Agreement and prior to the Effective Time (the “Transaction Litigation”), the Company shall promptly notify Parent of any such Transaction Litigation and shall keep Parent reasonably informed with respect to the status thereof, including, by promptly providing Parent copies of all proceedings and correspondence relating to such Transaction Litigation. The Company shall give Parent the opportunity to participate in the defense or settlement of any Transaction Litigation and shall consider in good faith Parent’s advice with respect to such Transaction Litigation. The Company shall not settle or agree to settle any Transaction Litigation, or take any action to settle, without Parent’s prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned).
SECTION 6.15   Obligations of Merger Sub; Obligations of Subsidiaries and Affiliated Entities.
(a)   Parent shall take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations under this Agreement, the Financing Commitments and any Alternative Financing.
(b)   The Company shall take all action necessary to cause its Subsidiaries and Affiliated Entities to perform their respective obligations under this Agreement.
SECTION 6.16   Rule 16b-3. Prior to the Effective Time, the Company shall be permitted to take such steps as may be reasonably necessary or advisable hereto to cause any dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual (including any Person who is deemed to be a “director by deputization” under applicable securities Laws) who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
ARTICLE VII
CONDITIONS OF MERGER
SECTION 7.1   Conditions to Obligation of Each Party to Effect the Merger. The respective obligations of each Party to effect the Merger shall be subject to the satisfaction (or written waiver, if permissible under Law, by Parent and the Company) at or prior to the Effective Time of the following conditions:
(a)   Stockholder Approval. The Company Requisite Vote shall have been obtained;

(b)   Orders. No law, statute, rule, regulation, executive order, decree, ruling, injunction, judgment or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any Governmental Entity of competent jurisdiction which prohibits, restrains, makes illegal or enjoins the consummation of the Merger and shall remain in effect; and
(c)   Antitrust Consents. The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been earlier terminated and any required approvals thereunder shall have been obtained.
SECTION 7.2   Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger shall be further subject to the satisfaction (or waiver by Parent) at or prior to the Effective Time of the following conditions:
(a)   Representations and Warranties. Each of the representations and warranties of the Company set forth in (i) Section 3.1, Section 3.3 (other than clauses (a) and (b) thereof, which is subject to clause (iii) below), Section 3.4, Section 3.20 and Section 3.21 shall be true and correct in all material respects as of the date hereof and the Effective Time (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such specified date), (ii) Section 3.9(b) shall be true and correct in all respects as of the date hereof and the Effective Time, (iii) Section 3.3(a) and Section 3.3(b) shall be true and correct in all respects as of the date hereof and as of the Effective Time as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such specified date), except where the failure of such representations and warranties to be so true and correct would, individually or in the aggregate, be reasonably expected to result in more than de minimis additional cost, expense or liability to the Company, Parent, Merger Sub or their Affiliates and (iv) the other provisions of ARTICLE III shall be true and correct in all respects (without giving effect to any “materiality,” “Material Adverse Effect” or similar qualifiers contained in any such representations and warranties) as of the date hereof and as of the Effective Time as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failures of any such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;
(b)   Performance of Obligations of the Company. The Company shall have performed in all material respects the obligations, and complied in all material respects with the agreements and covenants, required to be performed by, or complied with by, it under this Agreement at or prior to the Effective Time; and
(c)   Certificate. Parent shall have received a certificate of an executive officer of the Company, certifying that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.
SECTION 7.3   Conditions to Obligations of the Company. The obligation of the Company to effect the Merger shall be further subject to the satisfaction (or waiver by the Company) at or prior to the Effective Time of the following conditions:
(a)   Representations and Warranties. Each of the representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct, in each case as of the date hereof and the Effective Time as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of any such representations and warranties to be true and correct, individually or in the aggregate, would not reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement (a “Parent Material Adverse Effect”);
(b)   Performance of Obligations of Parent and Merger Sub. Each of Parent and Merger Sub shall have performed in all material respects the obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by it under this Agreement at or prior to the Closing Date; and

(c)   Certificate. The Company shall have received a certificate of an executive officer of Parent, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.
ARTICLE VIII
TERMINATION
SECTION 8.1   Termination.
This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, notwithstanding the Company Requisite Vote having been obtained:
(a)   by mutual written consent of Parent, Merger Sub and the Company;
(b)   by Parent or the Company if any court or other Governmental Entity of competent jurisdiction shall have issued a final order, decree, judgment, injunction or ruling or taken any other final action permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and such order, decree, judgment, injunction, ruling or other action is or shall have become final and non-appealable; provided that the Party seeking to terminate this Agreement pursuant to this Section 8.1(b) shall have used such standard of efforts to the extent required pursuant to Section 6.4 to prevent, oppose and remove such restraint, injunction or other prohibition;
(c)   by either Parent or the Company if the Effective Time shall not have occurred on or before April 30, 2017 (the “End Date”); provided that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to the Party seeking to terminate if such Party (or, in the case of Parent, Merger Sub, or the Company, its subsidiaries and Affiliated Entities) is in breach of, or has breached, in any material respect, any of its obligations under this Agreement required to be performed at or prior to the Effective Time, where such breach has been the primary cause of the failure of the Effective Time to occur on or before the End Date (such breach, a “Disqualifying Breach”) (for the avoidance of doubt, Parent’s failure to consummate the Closing due to the unavailability of the Debt Financing (or, if Alternative Financing is being used in accordance with Section 6.12, such Alternative Financing) shall not in itself be deemed to be an action or failure to act for purposes of this Section 8.1(c); provided that Parent has not otherwise committed a Disqualifying Breach).
(d)   by written notice from the Company:
(i)   if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub contained in this Agreement, or any such representation or warranty shall be untrue, such that the conditions set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied and, in either such case, such breach or condition is not curable or, if curable, is not cured prior to the earlier of  (A) 30 days after written notice thereof is given by the Company to Parent or (B) the End Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(d)(i) if the Company is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement that would cause a condition set forth in Section 7.1 or Section 7.2 not to be satisfied; or
(ii)   prior to obtaining the Company Requisite Vote, in order to enter into a definitive agreement providing for a Superior Proposal, subject to the terms and conditions of, Section 6.1(d); provided that the Company shall pay the Company Termination Payment prior to or concurrently with such termination;
(e)   by written notice from Parent if:
(i)   there shall have been a breach of any representation, warranty, covenant or agreement on the part of the Company contained in this Agreement, or any such representation or warranty shall be untrue, such that the conditions set forth in Section 7.2(a) or Section 7.2(b) would not be satisfied and, in either such case, such breach or condition is not curable or, if curable, is not cured prior to the earlier of  (A) thirty (30) days after written notice thereof is given by Parent to the Company or (B) the End Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this

Section 8.1(e)(i) if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement that would cause a condition set forth in Section 7.1 or Section 7.3 not to be satisfied; or
(ii)   the Board of Directors of the Company shall have made, prior to obtaining the Company Requisite Vote, a Change of Recommendation;
(f)   by either Parent or the Company if the Company Requisite Vote shall not have been obtained at the Stockholders Meeting duly convened therefor or at any adjournment or postponement thereof, in each case, at which a vote on the adoption of this Agreement was taken; or
(g)   by the Company, if  (i) the conditions set forth in Section 7.1 and Section 7.2 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) have been and continue to be satisfied or waived in accordance with this Agreement, (ii) Parent and Merger Sub fail to consummate the Merger within two Business Days of the date on which the Closing should have occurred pursuant to Section 1.2 and (iii) at all times during such two Business Day period described in clause (ii), the Company stood ready, willing and able to consummate the Merger and the other transactions contemplated hereby and the Company shall have given Parent a written notice on or prior to the end of such two Business Day period confirming such fact.
SECTION 8.2   Effect of Termination.
(a)   In the event of the valid termination of this Agreement pursuant to Section 8.1, written notice thereof shall be given to the other party or parties hereto, specifying the provision hereof pursuant to which such termination is made and this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any Party hereto, except as provided in Section 6.6(c), Section 6.8, the expense reimbursement and indemnification provisions of Section 6.12(c), this Section 8.2, Section 8.3 and ARTICLE IX, which shall survive such valid termination in accordance with its terms and conditions; provided that, subject to the limitations set forth in Section 8.2(e) and Section 8.2(f), nothing herein shall relieve any Party hereto of any liability for damages resulting from Willful Breach prior to such termination by any Party hereto. The Parties acknowledge and agree that nothing in this Section 8.2 shall be deemed to affect their right to specific performance in accordance with the terms and conditions set forth in Section 9.12.
(b)   In the event that:
(i)   this Agreement is validly terminated by the Company pursuant to Section 8.1(d)(ii) or by Parent pursuant to Section 8.1(e)(ii), then the Company shall pay the Company Termination Payment to Parent (or one or more of its designees), at or prior to the time of termination in the case of a termination pursuant to Section 8.1(d)(ii) or as promptly as reasonably practicable in the case of a termination pursuant to Section 8.1(e)(ii) (and, in any event, within two Business Days following such termination), payable by wire transfer of immediately available funds.
(ii)   this Agreement is validly terminated by either Parent or the Company pursuant to Section 8.1(c) or Section 8.1(f) or Parent pursuant to Section 8.1(e)(i) and (A) at any time after the date of this Agreement and prior to the taking of the Company Requisite Vote at the Stockholders Meeting (or, if earlier, prior to the termination of this Agreement) an Acquisition Proposal shall have been publicly made or disclosed or an Acquisition Proposal shall have otherwise become publicly known or delivered to the Company, and in each case such Acquisition Proposal shall have not been withdrawn in good faith and (B) within twelve months of such termination, the Company or any of its subsidiaries or any Affiliated Entity shall have entered into a definitive agreement with respect to any Acquisition Proposal (which is subsequently consummated), or shall have consummated any Acquisition Proposal, then, in any such event, the Company shall pay to Parent the Company Termination Payment, such payment to be made within two Business Days from the consummation of such Acquisition Proposal, by wire transfer of immediately available funds. For the purpose of this Section 8.2(b)(ii), all references in the definition of the term Acquisition Proposal to “20% or more” will be deemed to be references to “more than 50%”.
(iii)   this Agreement is validly terminated by the Company pursuant to Section 8.1(d)(i) or Section 8.1(g), Parent shall pay to the Company a fee of  $201,700,000 (the “Parent Termination Fee”) by wire transfer of immediately available funds, such payment to be made within two Business Days of the applicable termination.

(c)   The Parties acknowledge and hereby agree that each of the Parent Termination Fee and the Company Termination Payment, as applicable, if, as and when required pursuant to this Section 8.2, shall not constitute a penalty but will be liquidated damages, in a reasonable amount that will compensate the party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. The Parties acknowledge and hereby agree that in no event shall either the Company be required to pay the Company Termination Payment or Parent be required to pay the Parent Termination Fee, as the case may be, on more than one occasion.
(d)   Each of the Company, Parent and Merger Sub acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the Parties would not enter into this Agreement. If the Company fails to timely pay an amount due pursuant to Section 8.2(b)(i) or Section 8.2(b)(ii), or Parent fails to timely pay an amount due pursuant to Section 8.2(b)(iii), and, in order to obtain such payment, Parent, on the one hand, or the Company, on the other hand, commences a suit that results in a final and non-appealable judgment against the Company for the amount set forth in Section 8.2(b)(i) or Section 8.2(b)(ii), or any portion thereof, or a final and non-appealable judgment against Parent for the amount set forth in Section 8.2(b)(iii), or any portion thereof, the Company shall pay to Parent, or Parent shall pay to the Company, its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees and the reasonable and documented out pocket fees and expenses of any expert or consultant engaged by Parent or the Company, as applicable) up to a maximum aggregate amount of $5,000,000 in connection with such suit, together with interest on the amount of such payment from the date such payment was required to be made until the date of payment at the prime rate as published in The Wall Street Journal, Eastern Edition in effect on the date of such payment. Any amount payable pursuant to Section 8.2(b) shall be paid by the applicable Party by wire transfer of same day funds prior to or on the date such payment is required to be made under Section 8.2(b).
(e)   Notwithstanding anything to the contrary in this Agreement, but subject to the proviso in Section 8.2(a) and Section 9.12, in any circumstance in which this Agreement is terminated and Parent has the right to receive payment of the Company Termination Payment from the Company pursuant to this Section 8.2, the payment of the Company Termination Payment and, if applicable, the costs and expenses of Parent pursuant to Section 8.2(d) shall be the sole and exclusive monetary remedy of Parent Related Parties against the Company, its subsidiaries and Affiliated Entities and any of their respective former, current or future general or limited partners, stockholders, controlling Persons, managers, members, directors, officers, employees, Affiliates, representatives, agents or any their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, manager, member, director, officer, employee, Affiliate, representative, agent, assignee or successor of any of the foregoing (collectively, “Company Related Parties”) for any loss or damage suffered as a result of the failure of the Merger and the other transactions contemplated by this Agreement to be consummated or for a breach of, or failure to perform under, this Agreement or any certificate or other document delivered in connection herewith or otherwise or in respect of any oral representation made or alleged to have been made in connection herewith or therewith, and upon payment of such amounts, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement (except that the Company remain obligated to pay to Parent and Merger Sub any amount due and payable pursuant to Section 8.2(d)), whether in equity or at law, in contract, in tort or otherwise, except that nothing shall relieve the Company of its obligations under Section 6.6(c) and Section 6.8.
(f)   Notwithstanding anything to the contrary in this Agreement, if Parent or Merger Sub breaches this Agreement (whether willfully (including a Willful Breach), intentionally, unintentionally or otherwise) or fails to perform hereunder (whether willfully (including a Willful Breach), intentionally, unintentionally or otherwise), then, except for the right to seek specific performance in accordance with and subject to the terms and conditions of Section 9.12, the sole and exclusive remedies (whether at law, in equity, in contract, in tort or otherwise) against Parent, Merger Sub, Guarantor or other Non-Recourse Parties (as defined in the Limited Guarantee) (each a “Parent Related Party”) or any Debt Financing Source under the Debt Financing and any of their respective Affiliates (other than Parent, Merger Sub or Guarantor) (a “Lender Related Party”) for any breach, loss, damage or failure to perform under, this Agreement or any certificate or other document delivered in connection herewith or otherwise or in respect of any oral representation made or alleged to have been made in connection herewith or therewith shall be for the Company to (x) terminate this Agreement pursuant to Section 8.1(d)(i) or Section 8.1(g) and receive payment of the Parent Termination Fee or (y) seek to recover monetary damages from Parent, subject to Section 8.2(a) in connection with any termination of this Agreement in a circumstance in which the Parent Termination Fee is not actually paid; provided, that in no event shall Parent be subject to monetary damages in excess of the amount of the Parent Termination Fee in the aggregate (and any costs, expenses, interest and other amounts payable pursuant to Section 6.6(c), Section 6.8, Section 6.12(c) and Section 8.2(d)).
(g)   This Agreement may only be enforced against, and any claims or causes of action that may be based upon or under, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made (i) against the entities that are expressly identified as Parties hereto and pursuant to, and (ii) in accordance with, the terms of, the Parent Guarantee, the Equity Financing Commitment or the Confidentiality Agreement, the Guarantor or the other parties thereto and the terms of the Support Agreement, the stockholder party thereto. No other Non-Recourse Party or Company Related Party (other than, for the avoidance of doubt, the Guarantor or the other Non-Recourse Parties party to the Parent Guarantee, the Equity Financing Commitment or the Confidentiality Agreement, to the extent set forth in and in accordance with the terms thereof) shall have any liability for any obligations or liabilities of the Parties to this Agreement or for any claim against the parties to this Agreement (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the Merger or the other transactions contemplated by this Agreement or in respect of any oral representations made or alleged to be made in connection herewith. Without limiting the rights of any Party against the other Parties hereto, in no event shall any Party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages for breach of this Agreement from, any Non-Recourse Party.
SECTION 8.3   Expenses. Except as otherwise specifically provided herein, each Party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby. Filing fees incurred in connection with the HSR Act filings shall be borne by Parent.
ARTICLE IX
GENERAL PROVISIONS
SECTION 9.1   Non-Survival of Representations, Warranties, Covenants and Agreements. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and agreements, shall survive the Effective Time, except for those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Effective Time.
SECTION 9.2   Modification or Amendment. Subject to the provisions of applicable Law, at any time prior to the Effective Time, the Parties may modify or amend this Agreement by written agreement, executed and delivered by duly authorized officers of the respective Parties. No amendments or modifications to the provisions of which the Lender Related Parties or Non-Recourse Party are expressly made third-party beneficiaries pursuant to Section 9.8 shall be permitted in a manner materially adverse to any such Lender Related Party or Non-Recourse Party without the prior written consent of such Lender Related Party or Non-Recourse Party (which shall not be unreasonably withheld, conditioned or delayed).
SECTION 9.3   Waiver. At any time prior to the Effective Time, any Party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the Party or Parties to be bound thereby and specifically referencing this Agreement. The failure of any Party to assert any rights or remedies shall not constitute a waiver of such rights or remedies, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right or remedy hereunder.

SECTION 9.4   Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or e-mail or by registered or certified mail (postage prepaid, return receipt requested and providing proof of delivery) to the respective Parties at the following addresses, facsimile numbers or email addresses as follows (or at such other address, facsimile number or email address for a Party as shall be specified by like notice):
(a)   if to Parent or Merger Sub:
Tennessee Parent, Inc. c/o The Blackstone Group L.P. 345 Park Avenue New York, New York 10154
Attention:	Neil Simpkins Bruce McEvoy
Facsimile:	(212) 583-5722
Email:	simpkins@blackstone.com mcevoy@blackstone.com
with an additional copy (which shall not constitute notice) to:
Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022
Attention:	Daniel Wolf P.C. Peter Martelli P.C. Laura Sullivan
Facsimile:	(212) 446-6460
Email:	daniel.wolf@kirkland.com peter.martelli@kirkland.com laura.sullivan@kirkland.com
(b)   if to the Company:
Team Health Holdings, Inc. 265 Brookview Centre Way, Suite 400 Knoxville, Tennessee 37919
Attention:	General Counsel
Facsimile:	(865) 539-8030
Email:	Steve_Clifton@teamhealth.com
with an additional copy (which shall not constitute notice) to:
Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017
Attention:	William R. Dougherty Anthony F. Vernace
Facsimile:	(212) 455-2502
Email:	wdougherty@stblaw.com avernace@stblaw.com
SECTION 9.5   Certain Definitions. For purposes of this Agreement, the term:
(a)   “Acceptable Confidentiality Agreement” means a confidentiality agreement that contains confidentiality and standstill provisions on terms no less favorable to the Company than those contained in the Confidentiality Agreement (except for such changes specifically necessary in order for the Company to be able to comply with its obligations under this Agreement and such non-material changes requested by the counterparty to ensure the confidentiality agreement is consistent with such counterparty’s customary policies, procedures and practices with respect to confidentiality agreements; provided that the foregoing exception shall not apply to changes to the standstill provisions); provided that in the event the Company enters into a confidentiality agreement that contains provisions (other than those referred to in the preceding parenthetical) that are more favorable in any economic respect to the counterparty than those contained in the Confidentiality Agreement, the Company shall allow Parent the option to amend the terms of the Confidentiality Agreement so as to give Parent the benefit of such provisions.
(b)   “Affiliate” means, with respect to any Person, any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person;
(c)   “Business Day” means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings or, in the case of determining a date when any payment is due, any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York, New York;
(d)   “CFIUS” shall mean the Committee on Foreign Investment in the United States.
(e)   “CFIUS Clearance” shall mean the giving of notice to the Parties with respect to the transactions contemplated by this Agreement in accordance with the requirements of Exon-Florio and its applicable regulations and the receipt by the Parties of written notice from CFIUS of its (a) determination that the transactions contemplated by this Agreement are not subject to the Exon-Florio Amendment, (b) determination to the effect that review of all of the transactions contemplated by this Agreement has been concluded and that a determination has been made that there are no unresolved national security concerns, or (c) following an investigation conducted by CFIUS pursuant to 31 C.F.R. § 800.503, CFIUS reports the transactions contemplated by this agreement to the President of the United States and the President of the United States shall have announced a decision not to take any action to suspend, prohibit or place any limitations on the transactions contemplated hereby, or the time permitted by law for such action shall have lapsed.
(f)   “Company Equity Award” means any Option, Stock Unit, PSU, or MSU issued and outstanding, or authorized to be issued, pursuant to the Company Stock Plan.
(g)   “Company Stock Plan” means the Team Health Holdings, Inc. Amended and Restated 2009 Stock and Incentive Plan, as may be amended from time to time.
(h)   “Company Termination Payment” means (i) if payable in connection with a valid termination of this Agreement by the Company pursuant to Section 8.1(d)(ii) in order for the Company to enter into a definitive agreement prior to the Cut-Off Date with respect to a Superior Proposal made by an Excluded Party, an amount equal to $50,400,000 and (ii) if payable in any other circumstance, an amount equal to $100,800,000;
(i)   “control” (including the terms “controlling”, “controlled”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or otherwise;
(j)   “Credit Facility” means the Second Amended and Restated Credit Agreement, dated as of November 23, 2015, by and among the Company, Team Health, Inc., the lender parties thereto and JPMorgan Chase Bank, N.A., as amended or modified from time to time;
(k)   “Debt Financing Sources” means the lenders, any person who signs a joinder to the Debt Financing Commitments and any person that provides, or in the future enters into any Debt Financing Commitments or any of its affiliates to provide, any of the Debt Financing (or any Alternative Financing), any of such person’s affiliates and any of such person’s or any of its affiliates’ respective current, former or future officers, directors, employees, agents, representatives, stockholders, limited partners, managers, members or partners, other than in each case Parent, Merger Sub or Guarantor.
(l)   “DSS” means the United States Defense Security Service, an organizational component of the United States Department of Defense.
(m)   “DSS Approval” means written acknowledgment by DSS that it has accepted the proposed FOCI mitigation plan.

(n)   “Exon-Florio Amendment” means Section 721 of Title VII of the Defense Production Act of 1950, as amended by the Foreign Investment and National Security Act of 2007 (“FINSA”) and as implemented by Executive Order 11858, as amended, and regulated at 31. C.F.R. 800.
(o)   “FOCI” means foreign ownership control or influence as set forth in the NISPOM.
(p)   “GAAP” means the generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession in the United States, in each case, as applicable, as of the time of the relevant financial statements referred to herein;
(q)   “Government Contract” means any (a) prime contract, subcontract, task order or delivery order that is (i) between the Company or any of its subsidiaries or Affiliated Entities and a Governmental Entity or (ii) is entered into by the Company or any of its subsidiaries or Affiliated Entities as a subcontractor for a prime contract or subcontract that is between another entity and a Governmental Entity.
(r)   “knowledge” (i) with respect to the Company means the actual knowledge of any of the individuals listed in Section 9.5(r) of the Company Disclosure Letter and (ii) with respect to Parent or Merger Sub means the actual knowledge of any of the individuals listed in Section 9.5(r) of the Parent Disclosure Letter;
(s)   “Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, ordinance, code, decree, order, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity and any award, order or decision of an applicable arbitrator or arbitration panel.
(t)   “Marketing Period” means the first period of 15 consecutive Business Days (A) commencing on or after the later of  (i) the date Parent shall have received the Required Information and (ii) the date the conditions set forth in Section 7.1(a) and Section 7.1(c) shall have been satisfied and (B) throughout which nothing has occurred and no condition exists that would cause any of the conditions set forth in Section 7.1(b), Section 7.2(a) or Section 7.2(b) to fail to be satisfied, provided that (x) such 15 consecutive Business Day period shall not be required to be consecutive to the extent it would include November 25, 2016 (which dates set forth in this clause (x) shall be excluded for purposes of, but shall not reset, the 15 consecutive Business Day period), (y) if such 15 consecutive Business Day period has not ended on or prior to December 16, 2016 then it will not commence until January 3, 2017, and (z) if such 15 consecutive Business Day period has not ended prior to February 10, 2017, then such 15 consecutive Business Day period shall commence no earlier than receipt by Parent of the audited consolidated balance sheets and related consolidated statements of operations and cash flows of the Company as of and for the fiscal year ended December 31, 2016 (or, if earlier, the filing of Company’s annual report on Form 10-K for the period ended December 31, 2016 with the SEC); provided, further, that (x) the Marketing Period in any event shall end on any earlier date on which the Debt Financing (or any other debt financing contemplated by the Financing Commitments or any Alternative Financing) is consummated, and (y) the Marketing Period shall not be deemed to have commenced if, prior to the completion of such 15 Business Day period, (A) Ernst & Young LLP in its capacity as the Company’s auditor or Ernst & Young LLP in its capacity as IPC Healthcare, Inc.’s auditor, as applicable, shall have withdrawn its audit opinion with respect to any audited financial statements included in the Required Information, in which case the Marketing Period shall not commence unless and until a new unqualified audit opinion is issued with respect to the audited financial statements of the Company for the applicable periods by Ernst & Young LLP, or with respect to the financial statements of IPC Healthcare, Inc., Ernst & Young LLP or another independent public accounting firm of recognized national standing or (B) the Company shall have publicly announced any intention to restate any financial statements included in the Required Information, in which case the Marketing Period shall not commence unless and until such restatement has been completed and the applicable Required Information has been amended or the Company has announced that it has concluded that no restatement shall be required in accordance with GAAP. If at any time the Company shall reasonably believe that it has provided the Required Information, the Company may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), in which case the requirement to deliver the Required Information will be deemed to have been satisfied as of the date of such delivery of such Required Information as has been identified in such notice, unless Parent in good faith reasonably believes the Company has not completed the delivery of the Required Information and, within three Business Days after the receipt of such notice from the Company, delivers a written notice to the Company to that effect (stating with reasonable specificity which portion of the Required Information the Company has not delivered).
(u)   “Material Adverse Effect” means any event, development, change, effect or occurrence that, individually or in the aggregate with all other events, developments, changes, effects or occurrences, has, or would reasonably be expected to have, a material adverse effect on or with respect to the business, results of operation or condition (financial or otherwise), assets or liabilities of the Company and its subsidiaries and Affiliated Entities taken as a whole, provided that, no events, developments, changes, effects or occurrences relating to, arising out of or in connection with or resulting from any of the following shall be deemed, either alone or in combination, to constitute or contribute to a Material Adverse Effect: (i) general changes or developments in the economy or the financial, debt, capital, credit or securities markets in the United States or elsewhere in the world in which the Company, its subsidiaries or Affiliated Entities have material operations, including as a result of changes in geopolitical conditions, (ii) general changes or developments in the industries in which the Company or its subsidiaries or Affiliated Entities operate, (iii) the execution and delivery of this Agreement or the public announcement or pendency of the Merger or other transactions contemplated hereby, including any impact thereof on relationships, contractual or otherwise, with customers, suppliers, vendors, investors, lenders, partners, contractors or employees of the Company and its subsidiaries and Affiliated Entities, or the performance of this Agreement and the transactions contemplated hereby, including compliance with the covenants set forth herein (other than those set forth in Section 5.1) and any action taken or omitted by the Company at the express written request of or with the express written consent of Parent or Merger Sub, provided that this clause (iii) shall not apply to any representation or warranty set forth in Section 3.5, Section 3.11(f), Section 3.20 or Section 3.21, (iv) changes in any applicable Laws or regulations or applicable accounting regulations or principles or interpretation or enforcement thereof, (v) any hurricane, tornado, earthquake, flood, tsunami, natural disaster, act of God or other comparable events or outbreak or escalation of hostilities or war (whether or not declared), military actions or any act of sabotage or terrorism, or national or international political or social conditions, (vi) any decline in the market price or trading volume of the Shares or the credit rating of the Company (provided, that the facts, circumstances, developments, events, changes, effects or occurrences giving rise to or contributing to such decline may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to be, a Material Adverse Effect), or (vii) any failure by the Company to meet any published analyst estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (provided, that the facts, circumstances, developments, events, changes, effects or occurrences giving rise to or contributing to such decline may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to, a Material Adverse Effect); except in the cases of clauses (i), (ii), (iv) or (v), to the extent that the Company and its subsidiaries and Affiliated Entities, taken as a whole, are disproportionately affected thereby as compared with other participants in the industries in which the Company and its subsidiaries and Affiliated Entities operate (in which case solely the incremental disproportionate impact or impacts may be taken into account in determining whether there has been or would reasonably be expected to be a Material Adverse Effect);
(v)   “NISPOM” means the means the National Industrial Security Program Operating Manual, DoD 5229.22-M, Feb. 2006 incorporating Change 2, May 18, 2016.
(w)   “Person” means an individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act), including, for the avoidance of doubt, any group of Persons;
(x)   “Required Information” means (A)(i) audited consolidated financial statements of the Company consisting of balance sheets as of the last date of each of the three fiscal years of the Company ended at least 90 days prior to the Closing Date and statement of comprehensive earnings and statements of shareholders’ equity and cash flows for each of the three fiscal years of the Company ended at least 90 days prior to the Closing Date and (ii) unaudited consolidated financial statements of the Company consisting of balance sheets and statement of comprehensive earnings and statement of cash flows as of the last day of and for the most recently completed fiscal quarter ended at least 45 days before the Closing Date, other than with respect to any quarter-end that is also a fiscal year-end and (B)(i) audited consolidated financial statements of IPC Healthcare, Inc. as of December 31, 2014, 2013 and 2012 and for the years ended December 31, 2014, 2013 and 2012 and (ii) unaudited consolidated financial statements of IPC Healthcare, Inc. as of September 30, 2015 and for the three and nine months ended September 30, 2015 and 2014;
(y)   “subsidiary” or “subsidiaries” means, with respect to any Person (a) any corporation, association or other business entity (other than a partnership, joint venture or limited liability company) of which more than 50% of the total voting power of shares of stock or other equity interests of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof and (b) any partnership, joint venture or limited liability company of which (i) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise and (ii) such Person or any subsidiary of such Person is a controlling general partner or otherwise controls such entity;
(z)   “Transaction Documents” means, collectively, this Agreement, the Confidentiality Agreement, the Parent Guarantee, the Financing Commitments and any other agreement or document contemplated thereby or any document or instrument delivered in connection hereunder or thereunder; and
(aa)   “Willful Breach” means (i) with respect to any breaches or failures to perform any of the covenants or other agreements contained in this Agreement, a material breach that is a consequence of an act or failure to act undertaken by the breaching Party with actual or constructive knowledge (which shall be deemed to include knowledge of facts that a Person acting reasonably should have, based on reasonable due inquiry) that such Party’s act or failure to act would, or would reasonably be expected to, result in or constitute a breach of this Agreement or (ii) fraud.
SECTION 9.6   Severability. If any term or other provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
SECTION 9.7   Entire Agreement; Assignment. This Agreement (including the Exhibits hereto and the Company Disclosure Letter and the Parent Disclosure Letter), the Confidentiality Agreement, the Equity Financing Commitment and Parent Guarantee constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the other Parties, and any assignment without such consent shall be null and void; provided that Parent (or one or more of its Affiliates) shall have the right, without the prior written consent of the Company, to assign all or any portion of its rights, interests and obligations under this Agreement, from and after Closing, to any Lender Related Parties (so long as Parent remains fully liable for all of its obligations hereunder) pursuant to terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning collateral in respect of the Debt Financing.
SECTION 9.8   Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, other than (a) at and after the Effective Time, with respect to the provisions of Section 6.10 which shall inure to the benefit of the Persons or entities benefiting therefrom who are intended to be third-party beneficiaries thereof, (b) at and after the Effective Time, the rights of the holders of Shares to receive the Per Share Merger Consideration in accordance with the terms and conditions of this Agreement, (c) at and after the Effective Time, the rights of the holders of Options, PSUs, MSUs and Stock Units to receive the payments contemplated by the applicable provisions of Section 2.2, in each case, at the Effective Time in accordance with the terms and conditions of this Agreement, (d) prior to the Effective Time, the rights of the holders of Common Stock to pursue claims for damages and other relief for Parent’s or Merger Sub’s breach of this Agreement subject to Section 8.2(e), Section 8.2(f) and Section 8.2(g); provided that the rights granted to the holders of Common Stock pursuant to the foregoing clause (d) of this Section 9.8 shall only be enforceable on behalf of such holders by the Company in its sole and absolute discretion, and (e) each Lender Related Party or Non-Recourse Party shall be a third-party beneficiary of Section 8.2(f), this Section 9.8, Section 9.2, Section 9.13 and Section 9.14.
SECTION 9.9   Governing Law. This Agreement and any disputes relating hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to choice of law or conflict of law principles thereof or of any other jurisdiction that would cause the application of any laws of any jurisdiction other than the State of Delaware.
SECTION 9.10   Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
SECTION 9.11   Counterparts. This Agreement may be executed and delivered (including by facsimile transmission, “.pdf,” or other electronic transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
SECTION 9.12   Specific Performance. The Parties agree that irreparable damage for which monetary damages, even if available, may not be an adequate remedy, would occur in the event that the Parties do not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that, subject in all respects to the terms and conditions of this Section 9.12, the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without any requirement for the posting of security, this being in addition to any other remedy to which they are entitled at law or in equity. The Parties hereby further acknowledge and agree that prior to the Closing, the Company shall be entitled to seek specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of this Agreement, including Section 6.4 and Section 6.12, by Parent or Merger Sub. Notwithstanding the foregoing or anything herein or in any Transaction Document to the contrary, it is hereby acknowledged and agreed that the Company shall be entitled to seek specific performance to cause Parent and Merger Sub to cause the Equity Financing to be funded and to consummate the Closing in accordance with ARTICLE I if, but only if, (i) Parent is required to complete the Closing pursuant to Section 1.2 and Parent fails to complete the Closing by the date the Closing is required to have occurred pursuant to Section 1.2, (ii) the financing provided for by the Debt Financing Commitment (or, if Alternative Financing, as the case may be) has been funded or will be funded at the Closing if the Equity Financing is funded at the Closing and (iii) the Company has irrevocably confirmed in writing that, if specific performance is granted and the Equity Financing and Debt Financing are funded, then the Closing will occur in accordance with ARTICLE I. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that (x) either Party has an adequate remedy at law or (y) an award of specific performance is not an appropriate remedy for any reason at law or equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction. Notwithstanding anything else to the contrary in this Agreement, for the avoidance of doubt, while the Company may concurrently seek (i) specific performance or other equitable relief, subject in all respects to this Section 9.12 and (ii) payment of the Parent Termination Fee or monetary damages, if, as and when required pursuant to this Agreement, under no circumstances shall the Company be permitted or entitled to receive (1) both a grant of specific performance to cause the Equity Financing to be funded at the Closing in accordance with the terms of this Section 9.12 (whether under this Agreement or the Equity Financing Commitment) or other equitable relief, on the one hand, and payment of the Parent Termination Fee, monetary damages and/or any of the other amounts, if any, as and when due, pursuant to Section 6.6(c), Section 6.8, Section 6.12(c), and Section 8.2(d), on the other hand, or (2) both payment of any monetary damages whatsoever, on the one hand, and payment of any of the Parent Termination Fee and/or any of the amounts, if any, as and when due, pursuant to Section 6.6(c), Section 6.8, Section 6.12(c) and Section 8.2(d), on the other hand.
SECTION 9.13   Jurisdiction.
(a)   Each of the Parties irrevocably (a) consents to submit itself to the personal jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware), in connection with any matter based upon or arising out of this Agreement or any of the transactions contemplated by this Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement hereof and thereof, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the courts of the State of Delaware, as described above, and (d) consents to service being made through the notice procedures set forth in Section 9.4. Each of the Company, Parent and Merger Sub hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 9.4 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby. Each Party hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 9.13, that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by applicable Law, that the suit, action or proceeding in any such court is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable Law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the Party is entitled pursuant to the final judgment of any court having jurisdiction. Each Party expressly acknowledges that the foregoing waiver is intended to be irrevocable under the Laws of the State of Delaware and of the United States of America; provided that each such Party’s consent to jurisdiction and service contained in this Section 9.13 is solely for the purpose referred to in this Section 9.13 and shall not be deemed to be a general submission to said courts or in the State of Delaware other than for such purpose.
(b)   Notwithstanding anything in this Agreement to the contrary,(i) each Party and its affiliates hereby irrevocably and unconditionally agrees that it will not bring or support any claim, action, suit, legal proceeding, investigation, arbitration, litigation, whether in law or in equity, whether in contract or in tort or otherwise, against any Lender Related Party in any way relating to this Agreement or any of the transactions contemplated hereby, including any dispute arising out of or relating in any way to the Debt Financing or the performance thereof, in any forum other than a court of competent jurisdiction sitting in the Borough of Manhattan of the City of New York, whether a state or federal court and any appellant court thereof and each party irrevocably submits itself and its property with respect to any such action to the exclusive jurisdiction of such court, and that the provisions of Section 9.14 relating to the waiver of jury trial shall apply to any such action, suit or proceeding and (ii) except as specifically set forth in the Debt Financing Commitments, all claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) against any of the Lender Related Parties in any way relating to this Agreement, the Debt Financing Commitments or the performance thereof or the transactions contemplated hereby or thereby shall be exclusively governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to principles or rules or conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction. The parties hereto further agree to waive and hereby irrevocably waive, to the fullest extent permitted by law, any objection which it may now have or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such action in any such court and makes the agreements, waivers and consents set forth in Section 9.13(a) mutatis mutandis but with respect to the courts specified in this Section 9.13(b).
SECTION 9.14   WAIVER OF JURY TRIAL. EACH OF PARENT, MERGER SUB AND THE COMPANY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING ANY SUCH ACTION INVOLVING ANY LENDER RELATED PARTY OR NON-RECOURSE PARTY) OR THE ACTIONS OF PARENT OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF OR THEREOF.
SECTION 9.15   Interpretation. When reference is made in this Agreement to an Article, Exhibit, Schedule or Section, such reference shall be to an Article, Exhibit, Schedule or Section of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. Words of any gender include each other gender and neuter genders and words using the singular or plural number also include the plural or singular number, respectively. Any Contract or Law defined or referred to herein means such Contract or Law as from time to time amended, modified or supplemented, including (in the case of Contracts) by waiver or consent and (in the case of Laws) by succession or comparable successor statutes and references to all attachments thereto and instruments incorporated therein. The word “or” shall not be exclusive. For purposes of this Agreement (other than Section 3.19 and Section 6.1), the term “made available”, with respect to any document or item, shall mean that such document or item has been made available to Parent and its Representatives in the electronic data room maintained by the Company at https://www.intralinks.com on or before the date of this Agreement. With respect to the determination of any period of time, “from” means “from and including”. The word “will” shall be construed to have the same meaning as the word “shall”. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. The word “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. References to “dollars” or “$” are to United States of America dollars. Any deadline or time period set forth in this Agreement that by its terms ends on a day that is not a Business Day shall be automatically extended to the next succeeding Business Day. Each of the Parties has participated in the drafting and negotiating of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by all the Parties and without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company, Parent and Merger Sub and have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
COMPANY: TEAM HEALTH HOLDINGS, INC.
By:	/s/ Leif M. Murphy
Name: Leif M. Murphy
Title: President and Chief Executive Officer
PARENT: TENNESSEE PARENT, INC.
By:	/s/ Neil Simpkins
Name: Neil Simpkins
Title: President
MERGER SUB: TENNESSEE MERGER SUB, INC.
By:	/s/ Neil Simpkins
Name: Neil Simpkins
Title: President
[Signature Page — Merger Agreement]

EXHIBIT A
Voting and Support Agreement

EXHIBIT B
Certificate of Incorporation of the Surviving Corporation

Annex B
PERSONAL AND CONFIDENTIAL
October 30, 2016
Board of Directors
Team Health Holdings, Inc.
265 Brookview Centre Way
Knoxville, Tennessee 37919
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than Tennessee Parent, Inc. (“Tennessee Parent”) and its affiliates) of the outstanding shares of common stock, par value $0.01 per share (the “Shares”), of Team Health Holdings, Inc. (the “Company”) of the $43.50 in cash per Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of October 30, 2016 (the “Agreement”), by and among Tennessee Parent, Tennessee Merger Sub, Inc., a wholly owned subsidiary of Tennessee Parent, and the Company.
Goldman, Sachs & Co. and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman, Sachs & Co. and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Tennessee Parent, any of their respective affiliates and third parties, including The Blackstone Group L.P. (“Blackstone”), an affiliate of Tennessee Parent, and its affiliates and portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as a joint bookrunner with respect to private placement of the Company’s 7.25% Senior Notes due 2023 (aggregate principal amount $545,000,000) in November 2015; as a joint lead arranger and joint bookrunner with respect to the “Tranche B” term loans under the Company’s credit facility (aggregate principal amount $1,315,000,000) in November 2015; and as the Company’s financial advisor in connection with the acquisition of Shares by JANA Partners LLC in February 2016. We also have provided certain financial advisory and/or underwriting services to Blackstone and/or its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunner with respect to an offering of 5.625% Senior Secured Notes due 2025 (aggregate principal amount $2,000,000,000) of Sabine Pass Liquefaction, LLC, a wholly owned subsidiary of Cheniere Energy Partners LP, a portfolio company of Blackstone, in February 2015; as advisor with respect to the sale of AmREIT, Inc., a former portfolio company of Blackstone, in February 2015; as advisor with respect to the sale of the northern California portfolio of Equity Office Properties Trust, a portfolio company of Blackstone, in April 2015; as joint bookrunner with respect to (i) a public offering of 22,222,222 shares of Class A common stock of Summit Materials LLC (“Summit”), a portfolio company of Blackstone, in March 2015, and (ii) a public offering of 19,500,000 shares of Class A common stock of Summit, in August 2015; as co-financial advisor with respect to the sale of SunGard Data Systems, Inc., a former portfolio company of Blackstone, in November 2015; and as a joint lead arranger with respect to Blackstone’s investment in JDA Software Group, Inc., in September 2016. We may also in the future provide financial advisory and/or underwriting services to the Company and its affiliates and

Blackstone and its affiliates and portfolio companies for which our Investment Banking Division may receive compensation. Affiliates of Goldman, Sachs & Co. also may have co-invested with Blackstone and its affiliates from time to time and may have invested in limited partnership units of affiliates of Blackstone from time to time and may do so in the future.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended December 31, 2015; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the outsourced physician services industry and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. We were not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, the Company or any other alternative transaction. This opinion addresses only the fairness from a financial point of view to the holders (other than Tennessee Parent and its affiliates) of Shares, as of the date hereof, of the $43.50 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $43.50 in cash per Share to be paid to the holders (other than Tennessee Parent and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company or Tennessee Parent or the ability of the Company or Tennessee Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman, Sachs & Co.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $43.50 in cash per Share to be paid to the holders (other than Tennessee Parent and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.
Very truly yours,
/s/ Goldman, Sachs & Co.
(GOLDMAN, SACHS & CO.)

Annex C
THE GENERAL CORPORATION LAW
OF
THE STATE OF DELAWARE
SECTION 262 APPRAISAL RIGHTS.
(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:
(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:
a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4) In the event of an amendment to a corporation’s certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation”, and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”
(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e) and (g) of this section, shall apply as nearly as is practicable.
(d) Appraisal rights shall be perfected as follows:
(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of  § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of  § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of  (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however, that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.
(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex D
FORM OF VOTING AND SUPPORT AGREEMENT
VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of October 30, 2016, is by and among Tennessee Parent Inc., a Delaware corporation (“Parent”), Tennessee Merger Sub, Inc., a Delaware corporation and a wholly-owned direct subsidiary of Parent (“Merger Sub”) and the Persons set forth on Schedule I attached hereto (“Shareholder”).
WHEREAS, Shareholder is, as of the date hereof, the record and beneficial owner (for purposes of this Agreement, “beneficial owner” (including “beneficially own” and other correlative terms) shall have the meaning set forth in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”)) of the number of shares of Common Stock of Team Health Holdings, Inc., a Delaware Corporation (the “Company”), as set forth opposite the name of Shareholder on Schedule I hereto;
WHEREAS, Parent, Merger Sub, and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof  (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company (the “Merger”), with the Company being the surviving entity of such Merger and a wholly owned subsidiary of Parent, upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used herein without definition shall have the respective meanings specified in the Merger Agreement); and
WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement and as an inducement and in consideration therefor, Parent and Merger Sub have required that Shareholder, and Shareholder has (in Shareholder’s capacity as a beneficial owner of Company Securities) agreed to, enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:
SECTION 1.   Representations and Warranties of Shareholder.   Shareholder (in Shareholder’s capacity as a record and beneficial owner of Company Securities) hereby represents and warrants to Parent and Merger Sub as follows:
(a)
As of the time of execution of this Agreement, Shareholder (i) is the record and beneficial owner of the shares of Common Stock (together with any shares of Common Stock which such Shareholder may acquire at any time in the future during the term of this Agreement, including pursuant to any exercise of Options, the “Shareholder Securities”) set forth opposite Shareholder’s name on Schedule I to this Agreement and (ii) except as set forth in Schedule I to this Agreement, neither holds nor has any beneficial ownership interest in any other Company Securities.

(b)
Shareholder has the legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(c)
This Agreement has been duly executed and delivered by Shareholder and, assuming this Agreement constitutes a legal, valid and binding obligation of Parent and Merger Sub, this Agreement constitutes a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, subject to bankruptcy, insolvency (including all applicable legal requirements relating to fraudulent transfers), reorganization, moratorium and similar legal requirements of general applicability relating to or affecting creditors’ rights and subject to general principles of equity.

(d)
Neither the execution and delivery of this Agreement nor the consummation by Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Shareholder is a party or by which Shareholder or Shareholder’s assets are bound, except for such violations, defaults or conflicts as would not prevent or materially delay Shareholder’s performance of its obligations under this Agreement. Assuming compliance with the applicable provisions of the HSR Act, and assuming all notifications, filings, registrations, permits, authorizations, consents or approvals to be obtained or made by the Company, Parent or Merger Sub in connection with the Merger Agreement and the transactions contemplated thereby are obtained or made, the consummation by Shareholder of the transactions contemplated hereby will not (i) violate any provision of any decree, order or judgment applicable to Shareholder, (ii) require any consent, approval, or notice under any legal requirements applicable to Shareholder, other than as required under the Exchange Act and the rules and regulations promulgated thereunder and other than such consents, approvals and notices that, if not obtained, made or given, would not prevent or materially delay Shareholder’s performance of its obligations under this Agreement, or (iii) if such Shareholder is an entity, violate any provision of such Shareholder’s organizational documents.
(e)
The Shareholder Securities and the certificates, if any, representing the Shareholder Securities owned by Shareholder are now, and, subject to Section 3(b), at all times during the term hereof will be, held by Shareholder or by a nominee or custodian for the benefit of Shareholder, free and clear of all liens and encumbrances, except for any such liens or encumbrances arising hereunder and any applicable restrictions on transfer under the Securities Act (collectively, “Permitted Encumbrances”).

(f)
Shareholder has full voting power, with respect to the Shareholder Securities, and full power of disposition, full power to issue instructions with respect to the matters set forth herein, and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shareholder Securities. The Shareholder Securities are not subject to any proxy, voting trust or other agreement, arrangement or restriction with respect to the voting of such Shareholder Securities other than the Cooperation Agreement with the Company, dated as of March 22, 2016.

(g)
As of the time of execution of this Agreement, there is no Action pending or, to the knowledge of Shareholder, threatened against Shareholder at law or equity before or by any Governmental Entity that could reasonably be expected to impair or materially delay the performance by Shareholder of its obligations under this Agreement or otherwise adversely impact Shareholder’s ability to perform its obligations hereunder.

(h)
Shareholder has received and reviewed a copy of the Merger Agreement. Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Shareholder’s execution, delivery and performance of this Agreement.

(i)
No broker, investment bank, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Shareholder.

SECTION 2.   Representations and Warranties of Parent and Merger Sub.   Each of Parent and Merger Sub hereby, jointly and severally, represents and warrants to Shareholder as follows:
(a)
Each of Parent and Merger Sub is a an entity duly organized, validly existing and in good standing under the laws of the State of Delaware and each of Parent and Merger Sub have the corporate power and authority, as the case may be, to execute and deliver and perform their obligations under this Agreement and the Merger Agreement and to consummate the transactions contemplated hereby and thereby, and each has taken all necessary action to duly authorize the execution, delivery and performance of this Agreement and the Merger Agreement.

(b)
This Agreement and the Merger Agreement have been duly authorized, executed and delivered by each of Parent and Merger Sub, and, assuming this Agreement and the Merger Agreement constitute legal, valid and binding obligations of the other parties thereto, constitute the legal, valid and binding obligations of each of Parent and Merger Sub, are enforceable against each of them in accordance with their terms, subject to bankruptcy, insolvency (including all legal requirements relating to fraudulent transfers), reorganization, moratorium and similar Law of general applicability relating to or affecting creditors’ rights and subject to general principles of equity.

(c)
Assuming compliance with the applicable provisions of the HSR Act, the execution and delivery of this Agreement and the Merger Agreement by each of Parent and Merger Sub, and the consummation of the transactions contemplated by this Agreement and the Merger Agreement, will not: (i) cause a violation, or a default, by Parent or Merger Sub of any applicable legal requirement or decree, order or judgment applicable to Parent or Merger Sub, or to which either Parent or Merger Sub is subject; or (ii) conflict with, result in a breach of, or constitute a default on the part of Parent or Merger Sub under any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which either Parent or Merger Sub is a party or by which either Parent or Merger Sub or their respective assets are bound, except for such violations, defaults or conflicts as would not, individually or in the aggregate, prevent or materially delay the performance by either Parent or Merger Sub or any of their obligations under this Agreement and the Merger Agreement. Except as may be required by the Exchange Act (including the filing with the SEC of the Proxy Statement), any “anti-takeover” laws, the DGCL, in connection with the HSR Act and as otherwise provided in the Merger Agreement, neither Parent nor Merger Sub, nor any of Parent’s other Affiliates, is required to make any filing with or give any notice to, or to obtain any consent or approval from, any Person at or prior to the consummation of the transactions contemplated in connection with the execution and delivery of this Agreement or the Merger Agreement by Parent or Merger Sub or the consummation by Parent or Merger Sub of the Merger and the other transactions contemplated by the Merger Agreement, other than such filings, notifications, approvals, notices or consents that, if not obtained, made or given, would not, individually or in the aggregate, prevent or materially delay the performance by either Parent or Merger Sub of any of their obligations under this Agreement and the Merger Agreement.

SECTION 3.   Transfer of the Shares; Other Actions.
(a)
Prior to the Termination Date, except as otherwise expressly provided herein (including pursuant to this Section 3 or Section 4) or in the Merger Agreement, Shareholder shall not, and shall cause each of its Subsidiaries not to: (i) transfer, assign, sell, gift-over, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, enter into any derivative arrangement with respect to, or create any lien or encumbrance (other than Permitted Encumbrances) on or enter into any agreement with respect to any of the foregoing (“Transfer”), any or all of the Shareholder Securities, including any Shareholder Securities; (ii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer; (iii) grant any proxy, power-of-attorney or other authorization or consent with respect to any of the Shareholder Securities with respect to any matter that is in contravention of the obligations of Shareholder under this Agreement with respect to the Shareholder Securities; (iv) deposit any of the Shareholder Securities into a voting trust, or enter into a voting agreement or arrangement with respect to any of such Shareholder Securities in contravention of the obligations of Shareholder under this Agreement with respect to the Shareholder Securities; or (v) take or cause the taking of any other action that would restrict or prevent the performance of such Shareholder’s obligations hereunder or the transactions contemplated hereby. Any action taken in violation of the foregoing sentence shall be null and void ab initio. If any involuntary Transfer of any of the Shareholder Securities shall occur (including, but not limited to, a sale by Shareholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shareholder Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the Termination Date.

(b)
Shareholder agrees that it will not exercise any dissenters rights available to Shareholder with respect to the Merger pursuant to Section 262 of the DGCL.

SECTION 4.   Voting of Shares.
(a)
Prior to the Termination Date, and without in any way limiting Shareholder’s right to vote the Shareholder Securities in its sole discretion on any other matters not set forth in Section 4(a)(ii)

that may be submitted to a shareholder vote, consent or other approval, at every annual, special or other meeting of the Company’s shareholders called with respect to any of the following, and at every adjournment or postponement thereof, Shareholder (in Shareholder’s capacity as a holder of the Shareholder Securities) shall, or shall cause the holder of record on any applicable record date to, (i) appear at each such meeting or otherwise cause all of Shareholder’s Shareholder Securities entitled to vote to be counted as present thereat for purposes of calculating a quorum and (ii) vote all Shareholder Securities, beneficially owned by Shareholder and entitled to vote (A) in favor of the approval of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement, and/or (B) against (x) any action or agreement which could reasonably be expected to impede, interfere, delay discourage or adversely affect the Merger Agreement, the Merger or this Agreement, (y) any Acquisition Proposal and (z) any action, proposal, transaction or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Shareholder under this Agreement. Any vote by the Shareholder that is not in accordance with this Section 4(a) will be considered null and void.
(b)
Notwithstanding the foregoing, Shareholder shall retain at all times the right to vote the Shareholder Securities held by it in its sole discretion and without any other limitation on those matters other than those set forth in Section 4(a)(ii) that are at any time or from time to time presented for consideration to the Company’s shareholders.

(c)
The obligations set forth in this Section 4 shall apply to Shareholder unless and until the Termination Date shall have occurred, at which time such obligations shall terminate and be of no further force or effect.

SECTION 5.   No Solicitation.   Shareholder shall not, nor shall it, subject to the provisions of Section 6, direct, authorize or permit any of its Representatives to and shall use its reasonable best effort to cause its Representatives not to, directly or indirectly, take any action that would violate Section 6.1 of the Merger Agreement if Shareholder were deemed a “Representative” of the Company for purposes of such Section 6.1 of the Merger Agreement; provided that to the extent that the Company is permitted to take any action and/or not prohibited from taking any action pursuant to Section 6.1 of the Merger Agreement, Shareholder also shall be so permitted and/or not prohibited; provided further that the foregoing shall not serve to limit or restrict any actions taken by Shareholder in any capacity other than as shareholder of the Company. Notwithstanding anything to the contrary herein, this Agreement shall not restrict the ability of Shareholder to review any Acquisition Proposal and to discuss and confirm to the Company and to any party who has submitted an Acquisition Proposal, including any Acquisition Proposal that the Board of Directors of the Company shall have determined constitutes a Superior Proposal, the willingness of the Shareholder to support and sign a voting agreement in the event of any termination of the Merger Agreement in connection with such Superior Proposal (including, for the avoidance of doubt, during the Notice Period contemplated by Section 6.1(d) of the Merger Agreement).
SECTION 6.   Directors and Officers.   Notwithstanding any provision of this Agreement to the contrary, this Agreement shall apply to Shareholder solely in Shareholder’s capacity as a holder of the Shareholder Securities and/or other Company Securities in the Company and not in Shareholder’s or any partner, officer, employee or Affiliate of Shareholder’s capacity as a director, officer or employee of the Company or any of its subsidiaries or in such Shareholder’s or any partner, officer, employee or Affiliate of such Shareholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or require Shareholder or any partner, officer, employee or Affiliate of Shareholder to attempt to) limit or restrict any actions or omissions of any such Person in his or her capacity as a director and/or officer of the Company or any of its subsidiaries or from fulfilling the duties and obligations of such office, including in the exercise of his or her fiduciary duties as a director and/or officer of the Company or any of its subsidiaries, or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of the Company or any of its subsidiaries or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary.

SECTION 7.   Further Assurances.   Each party shall execute and deliver any additional documents and take such further actions that are reasonably necessary to carry out all of its obligations under the provisions hereof.
SECTION 8.   Termination.
(a)
This Agreement, and all rights and obligations of the parties hereunder, shall terminate immediately, without any notice or other action by any Person, upon the earliest to occur of the following (the date of such termination, the “Termination Date”):

(i)
termination of the Merger Agreement in accordance with its terms;

(ii)
the Effective Time;

(iii)
the End Date;

(iv)
any change to the terms of the Merger without the prior written consent of Shareholder that (A) reduces the Per Share Merger Consideration or any consideration otherwise payable with respect to the Company Securities beneficially owned by Shareholder (subject to adjustments in compliance with Section 2.5 of the Merger Agreement), (B) changes the form of consideration payable in the Merger or any consideration otherwise payable with respect to the Company Securities beneficially owned by Shareholder or (C) otherwise materially amends the Merger Agreement in a manner adverse to the Shareholder relative to the other stockholders of the Company; or

(v)
the mutual written consent of Parent, the Company and Shareholder.

(b)
Upon termination of this Agreement, all obligations of the parties hereto under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof, provided however, that the termination of this Agreement shall not relieve any party hereto from liability from any willful and material breach prior to such termination.

(c)
Sections 8(b), 9 and 12 hereof shall survive the termination of this Agreement.

SECTION 9.   Expenses.   All fees and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated.
SECTION 10.   Public Announcements.   Parent, Merger Sub and Shareholder (in its capacity as a Shareholder of the Company and/or signatory to this Agreement) shall only make public announcements regarding this Agreement and the transactions contemplated hereby that are consistent with the public statements made by the Company and Parent in connection with this Agreement, the Merger Agreement and the transactions contemplated thereby, without the prior written consent of Parent. Shareholder (i) consents to and authorizes (x) the publication and disclosure by the Company, Parent and their respective Affiliates of its identity and beneficial ownership of the Shareholder Securities and the nature of its commitments, obligations, arrangements and understandings under this Agreement in the Proxy Statement, any current report of the Company on Form 8-K and any other documents required to be filed by the SEC or other Governmental Entity; provided that, Parent shall provide Shareholder and its counsel reasonable opportunity to review and comment thereon, and Parent shall give reasonable consideration to any such comments and (y) the filing by the Company, Parent and their respective Affiliates of this Agreement as an exhibit to the extent required to be filed with the SEC or any Governmental Entity relating to the Merger and (ii) agrees promptly to give to the Company and Parent any information it may reasonably require for the preparation of any such disclosure documents. Parent consents to and authorizes the publication and disclosure by Shareholder of the nature of its commitments and obligations under this Agreement and such other matters as may be required in connection with the Merger in any Form 4, Schedule 13D, Schedule 13G or other disclosure required by the SEC or other Governmental Entity to be made by Shareholder in connection with the Merger; provided that, Shareholder shall provide Parent and its counsel reasonable opportunity to review and comment thereon, and Shareholder shall give reasonable consideration to any such comments. Nothing set forth herein shall limit any disclosure by Shareholder to its or its Affiliates’ general or limited partners on a confidential basis and in accordance with confidentiality obligations in effect as of the date hereof.
SECTION 11.   Adjustments.   In the event (a) of reclassification, stock split (including a reverse stock split), combination, stock dividend or distribution, recapitalization, subdivision, merger, issuer tender or exchange offer, or other similar transaction or (b) that Shareholder shall become the beneficial owner of any additional Company Securities, then the terms of this Agreement shall apply to the Company Securities held by Shareholder immediately following the effectiveness of the events described in clause (a) or Shareholder becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Shareholder Securities hereunder. In the event that Shareholder shall become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 4(a)(ii) hereof, then the terms of Section 4 hereof shall apply to such other securities as though they were Shareholder Securities hereunder.
SECTION 12.   Miscellaneous.
(a)   Notices.   All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or e-mail or by registered or certified mail (postage prepaid, return receipt requested and providing proof of delivery) to the respective parties hereto at the following addresses, facsimile numbers or email addresses as follows (or at such other address, facsimile number or email address for a party as shall be specified by like notice):
If to Shareholder, to:
JANA Partners LLC
767 Fifth Avenue, 8th Floor
New York, NY 10153
Attention:	Charles Penner
Email:	Charles.Penner@janapartners.com
If to Parent or Merger Sub, to:
Tennessee Parent, Inc.
c/o The Blackstone Group L.P.
345 Park Avenue
New York, New York 10154
Attention:	Neil Simpkins
Bruce McEvoy
Facsimile:	(212) 583-5722
Email:	simpkins@blackstone.com
mcevoy@blackstone.com
with a copy to (which shall not constitute notice):
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:	Daniel E. Wolf, P.C.
Peter Martelli, P.C.
Laura Sullivan
Facsimile:	(212) 446-6460
Email:	daniel.wolf@kirkland.com
peter.martelli@kirkland.com
laura.sullivan@kirkland.com

If to the Company, to:
Team Health Holdings, Inc.
265 Brookview Centre Way, Suite 400
Knoxville, Tennessee 37919
Attention:	General Counsel
Facsimile:	(865) 539-8030
Email:	Steve_Clifton@teamhealth.com
with a copy to (which shall not constitute notice):
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention:	William R. Dougherty
Anthony F. Vernace
Facsimile:	(212) 455-2502
Email:	wdougherty@stblaw.com
avernace@stblaw.com
(b)   Headings.   The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
(c)   Counterparts.   This Agreement may be executed and delivered (including by facsimile transmission, “.pdf,” or other electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
(d)   Entire Agreement, No Third-Party Beneficiaries.   This Agreement (i) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties hereto, with respect to the subject matter hereof and (ii) is not intended to, nor shall it, confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement; provided that (i) the Company shall be an express third party beneficiary of Section 8(a)(v), Section 10 and Section 12(j) of this Agreement and shall be entitled to enforce such provisions of this Agreement and (ii) the Lender Related Parties (as defined in the Merger Agreement) shall be an express third party beneficiary of Section 12(d) of this Agreement and shall be entitled to enforce such provisions of this Agreement.
(e)   Governing Law, Jurisdiction.   This Agreement and any disputes relating thereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to choice of law or conflict of law principles thereof or any other jurisdiction that would cause the application of any laws of any jurisdiction other than the State of Delaware. Each of the parties hereto irrevocably (a) consents to submit itself to the personal jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware), in connection with any matter based upon or arising out of this Agreement or any of the transactions contemplated by this Agreement or the actions of Parent, Merger Sub, the Company or Shareholder in the negotiation, administration, performance and enforcement hereof and thereof, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the courts of the State of Delaware, as described above, and (d) consents to service being made through the notice procedures set forth in Section 12(a). Each of Parent, Merger Sub and Shareholder hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 12(a) shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 12(e), that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by applicable Law, that the suit, action or proceeding in any such court is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable Law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the party is entitled pursuant to the final judgment of any court having jurisdiction. Each party hereto expressly acknowledges that the foregoing waiver is intended to be irrevocable under the Laws of the State of Delaware and of the United States of America; provided that each such party’s consent to jurisdiction and service contained in this Section 12(e) is solely for the purpose referred to in this Section 12(e) and shall not be deemed to be a general submission to said courts or in the State of Delaware other than for such purpose. Notwithstanding anything in this Agreement to the contrary, (i) each party hereto and its affiliates hereby irrevocably and unconditionally agrees that it will not bring or support any claim, action, suit, legal proceeding, investigation, arbitration, litigation, whether in law or in equity, whether in contract or in tort or otherwise, against any Lender Related Party (as defined in the Merger Agreement) in any way relating to this Agreement or any of the transactions contemplated hereby, including any dispute arising out of or relating in any way to the Debt Financing (as defined in the Merger Agreement) or the performance thereof, in any forum other than a court of competent jurisdiction sitting in the Borough of Manhattan of the City of New York, whether a state or federal court and any appellant court thereof and each party irrevocably submits itself and its property with respect to any such action to the exclusive jurisdiction of such court, and that the provisions of Section 12(e) relating to the waiver of jury trial shall apply to any such action, suit or proceeding and (ii) except as specifically set forth in the Debt Financing Commitments (as defined in the Merger Agreement), all claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) against any of the Lender Related Parties(as defined in the Merger Agreement) in any way relating to this Agreement, the Debt Financing Commitments (as defined in the Merger Agreement)or the performance thereof or the transactions contemplated hereby or thereby shall be exclusively governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to principles or rules or conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.
(f)   Waiver of Jury Trial.   EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING ANY SUCH ACTION INVOLVING ANY PARTY) OR THE ACTIONS OF PARENT, THE COMPANY OR THE SHAREHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(f).
(g)   Assignment.   This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the other parties hereto, and any assignment without such consent shall be null and void; provided, however, that Parent and Merger Sub may assign, in their sole discretion and without the consent of any other party, any or all of their rights, interests and obligations hereunder to each other or to one or more direct or indirect wholly-owned Subsidiaries of Parent in connection with the assignment of the rights, interests and obligations of Parent and/or Merger Sub under the Merger Agreement to such direct or indirect wholly-owned Subsidiaries of Parent in accordance with the terms of the Merger Agreement, and any such assignee may thereafter assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more additional direct or indirect wholly-owned Subsidiaries of Parent in connection with the assignment of the rights, interests and obligations of such assignee under the Merger Agreement to such additional direct or indirect wholly-owned Subsidiaries of Parent in accordance with the terms of the Merger Agreement; provided, that no such assignment shall relieve Parent or Merger Sub of any of their respective obligations under this Agreement. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
(h)   Severability of Provisions.   If any term or other provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
(i)   Specific Performance.   The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions as are required of it hereunder in order to consummate the transactions contemplated by this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that, (A) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; and (B) the right of specific enforcement is an integral part of the Agreement and without that right, Parent would have entered into this Agreement. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity and any party hereto seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party hereto irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.
(j)   Amendment.   No amendment or modification of this Agreement shall be effective unless it shall be in writing and signed by each of the parties hereto and the Company, and no waiver or consent hereunder shall be effective against any party hereto unless it shall be in writing and signed by such party. No amendments or modifications to the provisions of Section 12(d) or (e) shall be permitted in a manner materially adverse to any such Lender Related Party without the prior written consent of such Lender Related Party (which shall not be unreasonably withheld, conditioned or delayed).
(k)   Binding Nature.   This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns.
(l)   No Recourse.   Parent and Merger Sub agree that Shareholder (in its capacity as a holder of Company Securities) will not be liable for claims, losses, damages, expenses and other liabilities or obligations resulting from or related to the Merger Agreement or the Merger (other than any liability for claims, losses, damages, expenses and other liabilities or obligations solely to the extent arising under, and in accordance with the terms of, this Agreement), including the Company’s breach of the Merger Agreement.

(m)   No Presumption.   This Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.
(n)   No Agreement Until Executed.   This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed by all parties hereto.
(o)   No Ownership Interest.   Except as otherwise specifically provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to the Shareholder Securities. All rights, ownership and economic benefits of and relating to the Shareholder Securities shall remain vested in and belong to Shareholder, and neither Parent nor Merger Sub shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct Shareholder in the voting of any of the Shareholder Securities, except as otherwise specifically provided herein.
[Signature pages follow]

IN WITNESS WHEREOF, Parent, Merger Sub and Shareholder have caused this Agreement to be duly executed and delivered as of the date first written above.
TENNESSEE PARENT, INC.
By:	/s/ Neil Simpkins
Name: Neil Simpkins
Title: President
TENNESSEE MERGER SUB, INC.
By:	/s/ Neil Simpkins
Name: Neil Simpkins
Title: President
JANA PARTNERS LLC
By:	/s/ Scott Ostfeld
Name: Scott Ostfeld
Title: Partner
[Signature Page — Voting and Support Agreement]

SCHEDULE I
Name	Company Common Stock
JANA Partners LLC	5,890,368

TEAM HEALTH HOLDINGS, INC.265 BROOKVIEW CENTRE WAYSUITE400KNOXVILLE, TN 37919VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 P.M. Eastern Time on [ ]. Have your proxy card in handwhen you access the web site and follow the instructions to obtain your recordsand to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxy cardsand annual reports electronically via e-mail or the Internet. To sign up forelectronic delivery, please follow the instructions above to vote using the Internetand, when prompted, indicate that you agree to receive or access proxy materialselectronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59P.M. Eastern Time on [ ]. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYThe Board of Directors recommends you vote FORproposals 1, 2 and 3. For Against Abstain1 To adopt the Agreement and Plan of Merger, dated as of October 30, 2016, among Team Health Holdings, Inc.,Tennessee Parent, Inc., and Tennessee Merger Sub, Inc., as amended or modified from time to time.2 To approve, on a non-binding, advisory basis, certain compensation that will or may be paid by Team HealthHoldings, Inc. to its named executive officers that is based on or otherwise relates to the merger.3 To approve an adjournment of the special meeting of stockholders of Team Health Holdings, Inc. from time totime, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of themerger agreementNOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come beforethe meeting or any adjournment thereof. 0000303317_1 R1.0.1.29Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] DateSignature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available atTEAM HEALTH HOLDINGS, INC.Special Meeting of Shareholders[ ]This proxy is solicited by the Board of DirectorsThe undersigned stockholder of Team Health Holdings, Inc., a Delaware corporation, hereby revokes all proxies heretofore given by thesigner(s) to vote at the Special Meeting and any adjournments or postponements thereof, and appoints Leif M. Murphy, President and ChiefExecutive Officer, David P. Jones, Executive Vice President and Chief Financial Officer, Steven E. Clifton, Executive Vice President, GeneralCounsel and Corporate Secretary, Oliver Rogers, Executive Vice President and Chief Operating Officer, and Miles S. Snowden, M.D., ChiefMedical Officer, and each of them, the undersigned's true and lawful agents and proxies, with full power of substitution and resubstitution ineach, to represent the undersigned at the Special Meeting of Stockholders of Team Health Holdings, Inc. to be held at [ ], on [ ], at [ ] EasternTime, and at any adjournments or postponements thereof, and to vote as specified on this proxy all shares of common stock of Team HealthHoldings, Inc. which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, on all mattersproperly coming before the Special Meeting, including but not limited to the matters set forth on the reverse side of this proxy, with the sameforce and effect as the undersigned might or could do if personally present thereat.This proxy when properly executed will be voted in the manner directed herein. If the proxy is signed but no direction given, this proxy will bevoted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3 and it will be voted in the discretion of the proxies upon such other matters asmay properly come before the Special Meeting or any adjournment or postponements thereof.IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.Continued and to be signed on reverse side0000303317_2 R1.0.1.29